UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

MML Series Investment Fund

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Richard J. Byrne

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code:(860) 562-1000

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1. Reports to Stockholders.

MML Series Investment Fund
Annual Report

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2013

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are.”

December 31, 2013

Stocks in 2013: Strong performance and record highs

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2013. Investors drove U.S. stocks to their strongest annual performance since 1995, navigating political battles over the federal budget and U.S. debt ceiling and finding optimism in general economic improvement here and abroad, stronger corporate earnings, and the continuation of the Federal Reserve’s Quantitative Easing stimulus program. Many of the most widely followed U.S. stock indexes reached new highs in 2013, but domestic bonds – other than high-yield bonds – struggled, turning negative for the first year since 1999. Foreign stocks of developed markets also rewarded investors, with Japanese stocks rising sharply. In a turnabout from the general trend, stocks from emerging markets struggled.

After a strong year for stocks like 2013, MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. But while you cannot control the direction of the markets, adhering to certain investment guidelines, such as the ones below, can help you throughout the retirement planning process.

Investment guidelines to keep in mind

Keep your eye on the future and stay current with your long-term plan

One of the most important aspects of retirement planning is identifying your long-term financial goals. While much will happen over the course of your career, keeping your eye on your long-term income needs is one of the best ways to help yourself reach your objectives.

Diversify your retirement investing strategy

One of the greatest advantages you have when you diversify your investment choices among different stock, bond, and short-term/money market investments is that these three distinct investment types tend to behave differently under various economic conditions. Diversifying your retirement strategy allows you to participate in the performance of different investments while helping manage your portfolio’s overall exposure to any one or two investment types.*

A financial professional can help you along the way

If you work with a financial professional, this may be an excellent time to consult him or her so that together, you can monitor and evaluate your personal retirement investment strategy. He or she can help you consider, for example, whether or not you should rebalance your portfolio in view of stocks’ sizable 2013 gains. (Rebalancing is a way to help you ensure that one or more strong-performing asset classes do not occupy a larger portion of your portfolio than you intended.) Your financial professional can also help you identify any other adjustments that you may need to make based on your evolving, long-term financial objectives.

Save as much as you can

In retirement planning, as in life itself, there are so many things you cannot control. But you can control how often and how much you save. Contributing regularly and as much as you can to your retirement strategy, and increasing those contributions as you are able, may play an important role in helping you to keep your investment goals on track, regardless of how the financial markets perform.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. The calendar page turning from one year to the next can be a good time for you to assess your financial situation, focus on your strategy for the future, and meet with your financial professional, if you work with one. Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2013

Stock investors flourish amid central bank support

Investors drove many U.S. stock indexes to record highs in 2013 – and domestic bonds had a negative year for the first time since 1999 – in an environment that featured the continuation of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”) and brought multiple political standoffs over fiscal legislation, a partial government shutdown, improvement in economic indicators in the U.S., and varying degrees of economic and market strength in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed’s QE purchases of mortgage-backed securities and longer-dated Treasuries totaled $85 billion per month, which helped support the prices of bonds by helping keep demand high for much of the year and contributed to the positive environment for stocks.

The Fed kept QE in full force for the entire year and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases. A market-moving event occurred on December 18, when the Fed unveiled its decision to reduce the monthly bond purchases in QE from $85 billion to $75 billion starting in January 2014. Although improving economic conditions had put the possibility of tapering QE on the front burner once again, many observers expected the central bank to postpone the move, as it had in September. The Fed’s proposed cutback of $10 billion per month was near the low end of expectations for the initial reduction, which helped soften the blow. The Fed also reiterated that short-term rates would remain at current levels, saying the central bank won’t raise short-term rates until well past the time that the unemployment rate declines below 6.5%. The Fed’s December 18 statement indicated Fed officials expect short-term rates to be lower than 1% through the end of 2015, which brought some clarity to the Fed’s near-term plans, and investors drove up stocks in response.

Oil started 2013 at nearly $92 per barrel, dipped to less than $85 in April, crested above $110 in early September, and closed the year at about $98. Gas prices rose substantially in the first quarter of 2013, but declined throughout the fourth quarter of 2013, giving consumers some relief at the pumps at the end of the year. The average price moved in a range between approximately $3.55 and $3.75 per gallon for much of the second and third quarters before dropping to around $3.40 by the end of the year. Gold lost much of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,657 per ounce, headed downward until early July, staged a summer rally that lost steam as the third quarter drew to a close, and finished the year lower at $1,205.

Market performance

Equity markets rewarded investors substantially in 2013, with U.S. stocks showcasing their best performance since 1995. The NASDAQ Composite® Index, the major technology stock benchmark, returned 40.12% for the year and was the leader among U.S. broad-market indexes. The Russell 2000® Index, representing small-capitalization stocks, finished the year near the top of the pile with a 38.82% increase. The S&P 500® Index of large-capitalization U.S. stocks posted a 32.39% advance, while the blue-chip Dow Jones Industrial AverageSM rose 29.65%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, gained 22.78%, benefiting from the strong performance of Japanese stocks, which rose 57% and had their best performance in 40 years. Stocks from developing economies did not fare as well, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost 2.60% during 2013.

Bonds largely struggled during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 2.02%. The yield of the 10-year U.S. Treasury note advanced (and its price declined) over the course of the year from 1.83% to 3.02%, taking a very choppy route to make the climb, as wary investors sold notes in reaction to signals from the Fed about the reduction of QE. The yield of the 10-year note is a key benchmark in determining

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

mortgage rates, and its advance caused a slowdown in mortgage sales. Conversely, unrelenting low shorter-term interest rates continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.05%. Fixed-income investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.44% for the year.*

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the “fiscal cliff” were confirmed late on January 1, 2013. (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for Fed Chairman Bernanke, who would step down in January 2014. Summers’ decision cleared the field for Fed Vice Chair Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default.

Fourth quarter 2013: stocks power ahead through government shutdown, possible Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013 to cap a banner year that saw most of the popular equity benchmarks record a series of new all-time highs.

Sixteen days into the shutdown, Congress finally approved a measure on October 16 that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank, which also sent European equities higher.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

As 2013 transitioned into 2014, stock investors focused on the factors likely to impact the markets in the year ahead, with the imminent reduction of QE at the top of the list. As we prepared this report in early January 2014, the Senate confirmed Janet L. Yellen as the first woman to lead the Federal Reserve. Ms. Yellen will succeed outgoing Chairman Ben Bernanke on February 1, 2014, coming in at a time when the Fed is looking to balance economic growth with the tapering of QE. Investors will also keep an eye out for improving economic growth here and abroad to help create a favorable environment for stocks and bonds. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 41.33%, significantly outpacing the 33.48% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also substantially outperformed the 32.39% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, stock selection drove the Fund’s relative performance for the year, but sector weighting also contributed, as Fund holdings in the information technology, health care, and consumer discretionary sectors were the leading relative outperformers. Conversely, Fund investments in the materials sector were significant detractors during the year.

The Fund’s stock selection in the information technology sector benefited performance, as the price of Internet giant Google rose due to the continued popularity of smartphones running its Android operating system – and increased advertising revenues. Global payment networks MasterCard and Visa were two Fund holdings that experienced gains from better cost controls and an increase in consumer credit card use in Europe, Asia, and Latin America. Baidu, China’s dominant Internet search company, benefited from becoming the primary application (“app”) distributor in that country after acquiring mobile app store 91 Wireless in July. This Fund holding also reported strong growth from increased mobile advertising revenues.

Stock selection in health care, the best-performing sector in the benchmark, benefited Fund performance during the year. The Fund’s biotechnology industry holdings notably outperformed. Gilead Sciences rose due to broader approval of its HIV treatment, Stribild. The company also benefited as its treatments for certain types of cancer showed positive results during early trials. Shares of Fund holding Celgene, a biotechnology company specializing in the treatment of cancer and immune-system diseases, rose as a result of positive trial results for a multiple myeloma treatment. The company also received Food and Drug Administration approval for Abraxane, a drug used to treat pancreatic cancer.

The Fund benefited from stock selection and an overweight position, relative to the benchmark, in the consumer discretionary sector. Shares of online travel company Priceline.com rose due to increased travel-related spending and the popularity of its smartphone apps. Shares of Amazon.com moved higher during the second half of 2013, led by investor optimism for a strong holiday shopping season, particularly in the online sector – and Amazon Web Services’ growth in the cloud-computing and storage markets.

On the downside, stock selection in, and the Fund’s allocation to, the materials sector detracted from relative performance for the year. Shares of paint company Sherwin-Williams rose more than 20%, but this Fund holding lagged the overall materials sector after losing both a lead-paint lawsuit in California and its bid to acquire Comex Mexico. Shares of Fund holding Praxair, an industrial gases producer which generates more than half of its sales outside the United States, rose – but still underperformed the overall sector due to currency exchange challenges.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Equities rose substantially in 2013 as investors moved out of safer assets and into riskier areas of the market. We expect a continuation of this trend may be likely in 2014, although on a more moderate scale. We are generally optimistic about the environment for equities. In our view, improving global economic growth, attractive stock valuations (despite 2013’s notable performance), and restrained inflation may have the potential to permit large-capitalization growth stocks perform strongly. While a moderate stock market correction is always a possibility, we do not believe there is likely to be a significant selloff in 2014.

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

Google, Inc. Class A	5.9%
Amazon.com, Inc.	5.3%
MasterCard, Inc. Class A	3.4%
Priceline.com, Inc.	3.3%
Gilead Sciences, Inc.	3.2%
Danaher Corp.	2.8%
Precision Castparts Corp.	2.2%
McKesson Corp.	2.2%
Visa, Inc. Class A	2.2%
Biogen Idec, Inc.	2.1%

32.6%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/13

Communications	25.7%
Consumer, Non-cyclical	22.2%
Consumer, Cyclical	17.1%
Industrial	12.3%
Financial	9.2%
Technology	4.9%
Basic Materials	4.3%
Energy	4.0%
Mutual Funds	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	41.33%	22.90%	8.93%
Russell 1000 Growth Index*	33.48%	20.38%	8.30%
S&P 500 Index	32.39%	17.94%	6.85%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	41.00%	22.57%	11.14%
Russell 1000 Growth Index*	33.48%	20.38%	10.40%
S&P 500 Index	32.39%	17.94%	9.27%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund’s subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 29.93%, trailing the 32.39% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Similarly, the Fund underperformed the 32.53% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed the benchmark, despite delivering double-digit absolute returns for the year. Stock selection detracted from Fund results, relative to the benchmark, while sector weightings proved positive. The leading detractors from relative performance were Fund holdings in the energy and materials sectors. Conversely, the Fund’s investments in the financials and industrials and business services sectors contributed.

In the energy sector, the share price of Fund holding oil giant Royal Dutch Shell fell, as strong earnings results in the first half of 2013 were overshadowed by weaker-than-expected earnings in the second half. During the last six months of 2013, shares of Fund holding Diamond Offshore, an offshore drilling company, fell on concerns over rising downtime and rig delays. In the materials sector, falling gold prices drove declines in the shares of Fund holding Newmont Mining.

Conversely, stock selection in the financial services sector was the largest single contributor to the Fund’s positive absolute results for the year. Lincoln National shares moved higher, as this Fund holding benefited from a growing annuity business with margins and earnings that exceeded estimates. Another Fund holding, American Express, rose on historically low credit losses and solid expense management. Shares of Fund holding Legg Mason also jumped due to better-than-expected earnings announcements.

An overweight position, relative to the benchmark, and favorable stock selection in the industrials and business services sector contributed to the Fund’s full-year results. Fund holding Boeing benefited from increased orders and revenue growth. Shares of United Continental Holdings – the company that resulted from the merger of airlines United and Continental – moved higher during 2013’s first half, as positive merger-related investor sentiment drove the price of this Fund holding.

Subadviser outlook

We are cautiously optimistic about domestic stocks in 2014, but are tempering our expectations after a year of nearly uninterrupted market strength. Although corporate balance sheets are healthy, sales growth has been tepid and we believe profit margins may be peaking. Earnings growth has lagged equity returns since the most recent market bottom, creating an environment where positive sentiment is outpacing the improvement in fundamentals. We would therefore not be surprised to encounter a cyclical pullback in the near term. Despite this cautionary view, the long term looks positive, in our opinion, due to strong corporate fundamentals and positive economic data. We are poised to take advantage of opportunities for the Fund should valuations become more attractive.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/13

General Electric Co.	3.0%
JP Morgan Chase & Co.	2.7%
Chevron Corp.	2.3%
Wells Fargo & Co.	2.1%
Exxon Mobil Corp.	1.9%
Apache Corp.	1.8%
U.S. Bancorp	1.7%
Bank of America Corp.	1.6%
Johnson & Johnson	1.5%
Illinois Tool Works, Inc.	1.4%

20.0%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/13

Financial	19.0%
Industrial	15.5%
Energy	14.7%
Consumer, Non-cyclical	11.6%
Communications	9.9%
Consumer, Cyclical	7.5%
Technology	5.7%
Utilities	5.1%
Basic Materials	4.8%
Mutual Funds	2.2%

Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	29.93%	16.83%	6.31%
S&P 500 Index*	32.39%	17.94%	6.85%
Russell 1000 Value Index	32.53%	16.67%	5.73%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	29.55%	16.53%	8.45%
S&P 500 Index*	32.39%	17.94%	9.27%
Russell 1000 Value Index	32.53%	16.67%	8.61%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class I shares returned 31.84%, lagging the 32.39% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

Large-capitalization domestic equities outperformed developed equities outside of the United States. The Index rose to new record highs repeatedly over the course of the year on the way to posting its strongest annual return since 1997. During the year, consumer discretionary and health care were the strongest-performing sectors within the Index. Conversely, the telecommunication services and utilities sectors experienced the worst performance of the year, but all 10 sectors of the Index finished 2013 with double-digit returns.

Global developed markets performed positively in 2013, and stocks in the U.S. outperformed their international counterparts. The year began with a late deal that avoided the most significant portions of the so-called “fiscal cliff,” sparking an early rally in U.S. markets – as earnings, housing, and employment data continued to support growth expectations. Despite the positive economic data, central banks’ continuation of easy monetary policies helped drive the performance of global stock markets.

During his testimony before Congress on May 22, outgoing Federal Reserve (the “Fed”) Chairman Ben Bernanke mentioned the possibility of tapering bond purchases towards the end of the year. The news sparked a widespread stock selloff, but some share prices recovered after several Fed officials suggested that tapering of the asset purchase program known as QE might not come as soon as many feared. Toward the end of the summer, investor concerns surfaced over the possibility of an announcement of Fed tapering at the central bank’s September meeting. Consequently, markets reacted positively to the announcement that Fed tapering was not imminent – and the assurance from Bernanke that the Fed would not cut the asset purchasing program until the central bank had enough evidence to support the sustainability of economic growth.

U.S. equities ended the year strongly, partly due to positive market reactions to monetary and fiscal policy activity in Washington. Congress reached a long-term budget agreement in December, further reducing fiscal uncertainty. President Obama nominated Janet Yellen as the next Fed Chairperson, and her testimony before Congress assured markets that Fed policy would remain appropriately accommodative. (Ms. Yellen received Senate confirmation as we prepared this report.) As the year wound down, markets initially reacted positively to the Fed announcement that tapering would ultimately begin in January 2014, as

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

investors viewed the move favorably – and perceived it as the Fed signaling confidence in the strength and sustainability of the economic recovery.

Subadviser outlook

Although it is impossible to predict the direction that the equity markets will take throughout 2014 after their spectacular rise in 2013, numerous forces will continue to influence the direction that the market takes moving forward – such as Fed policy, inflation, housing, and unemployment, to name just a few. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the S&P 500 Index.

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/13

Apple, Inc.	3.0%
Exxon Mobil Corp.	2.6%
Google, Inc. Class A	1.9%
Microsoft Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.5%
Chevron Corp.	1.4%
The Procter & Gamble Co.	1.3%
JP Morgan Chase & Co.	1.3%
Wells Fargo & Co.	1.3%

17.7%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	22.1%
Financial	15.5%
Communications	12.6%
Technology	11.3%
Industrial	10.5%
Energy	10.1%
Consumer, Cyclical	9.5%
Basic Materials	3.2%
Utilities	2.8%
Diversified	0.1%

Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class I	31.84%	17.47%	6.98%
Class II	32.02%	17.66%	7.15%
Class III	32.17%	17.83%	7.30%
S&P 500 Index	32.39%	17.94%	7.41%

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class I	31.49%	17.18%	8.57%
S&P 500 Index	32.39%	17.94%	9.27%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class II shares returned 38.05%, outperforming the 33.11% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year, stock selection was the main driver of the Fund’s outperformance, relative to the benchmark, and sector allocations also contributed.

The consumer discretionary sector produced the largest returns for the Fund, on both a relative and an absolute basis. Within the sector, eight of the nine Fund holdings contributed substantially to performance for the year. Top performers included apparel firm Fifth & Pacific, jewelry producer and retailer Tiffany, and auto technology and electronics provider Delphi Automotive. The standout performer in this group was Fifth & Pacific, which advanced 158% during the reporting period, driven by robust results in its Kate Spade brand. Revenues from Kate Spade have been increasing, with comparable store sales growing, on average, about 45% over the past three years – and increasing more than 30% in the past six months. For full-year 2013, Kate Spade accounted for approximately $742 million of net sales and $130 million of earnings based on the company’s preliminary calculations. Another Fund holding that was a performance driver in 2013 was technology firm Applied Materials, a corporation that provides equipment, services, and software used to manufacture smartphones, flat screen TVs, and solar panels.

On the downside, the energy and industrials sectors, along with a lack of exposure to health care shares, were the primary factors that detracted from the Fund’s relative performance for the year.

The energy sector supplied the smallest cumulative absolute returns for the Fund in 2013. Nevertheless, two of three Fund holdings in the energy sector added value: National Oilwell Varco, a worldwide leader in the design, manufacture and sale of equipment and components used in oil and gas drilling and production; and Dresser-Rand Group, a global supplier of custom-engineered rotating equipment solutions for applications in the oil, gas, process, power, and other industries. A third Fund holding in the energy sector, Apache (a multinational oil and gas corporation) underperformed during the year. The Fund exited the stock in the first quarter after learning that its full-year 2012 finding costs were 45% higher than we anticipated and management’s 2013 production forecast was well below five-year production guidance. After considering these factors, we felt that the assets the Fund had invested in this holding could be deployed to other stocks that could have better upside potential. Another Fund holding that was a performance detractor during 2013 was technology company Diebold, which is the largest U.S. manufacturer of ATMs. The Fund also sold out of Diebold during the reporting period.

Subadviser outlook

Our fundamental outlook for 2014 is there may be continued company-specific progress on profitability, albeit at a more moderate pace than in 2013. Although equity markets already reflect some of this improved performance and outlook, such as the breadth and strength of the underlying economy, we believe there are plenty of reasons why a reversal is not warranted. Our belief is that the stock market may have more room to grow, based on our review of current stock valuations. If the stock market were fully priced, we would be much more concerned and poised to take action. Finally, many financial experts have declared the market to be expensive, which reinforces one of the clear distinctions and advantages we have in not “following the crowd”: We focus on fundamental valuations across market cycles and not on simple price activity in our management of the Fund.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/13

General Motors Co.	6.2%
Intel Corp.	5.5%
American International Group, Inc.	5.4%
Wells Fargo & Co.	5.4%
Applied Materials, Inc.	5.3%
Visa, Inc. Class A	5.3%
Franklin Resources, Inc.	5.2%
JP Morgan Chase & Co.	5.0%
National Oilwell Varco, Inc.	4.9%
Family Dollar Stores, Inc.	4.8%

53.0%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Cyclical	32.0%
Financial	24.3%
Technology	15.2%
Energy	8.2%
Industrial	6.7%
Consumer, Non-cyclical	5.2%

Total Long-Term Investments	91.6%
Short-Term Investments and Other Assets and Liabilities	8.4%

Net Assets	100.0%

MML Focused Equity Fund Country Weightings (% of Net Assets) on 12/31/13

United States	84.2%
United Kingdom	7.4%

Total Long-Term Investments	91.6%
Short-Term Investments and Other Assets and Liabilities	8.4%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 12/8/11 - 12/31/13
Class II	38.05%	28.28%
Russell 1000 Index	33.11%	23.47%

Hypothetical Investments in MML Focused Equity Fund Service Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 5/1/12 - 12/31/13
Service Class I	37.64%	24.43%
Russell 1000 Index	33.11%	21.33%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 20.80%, underperforming the 22.78% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2013, stock selection in Japan and the Fund’s exposure to out-of-benchmark countries South Korea, Brazil, China, and Canada detracted from the Fund’s performance relative to the benchmark. The Fund’s exposure to India also weighed on relative results for the year.

Stock selection and an underweight position, relative to the benchmark, in the consumer discretionary sector – in tandem with stock selection in the telecommunication services sector – hindered the Fund’s relative performance. Fund holdings that were major detractors included Japanese automaker Nissan Motor, Japanese optical and precision technologies company Nikon, and diversified telecommunication provider China Telecom (which is not included in the benchmark). Stock selection in information technology and an overweight position in energy also detracted from results. Fund holdings in South Korean electronic products manufacturer Samsung Electronics, German software maker Software AG, Brazilian oil and natural gas company Petroleo Brasileiro, and Norwegian oil and natural gas production company Statoil (the only benchmark constituent of the four) detracted the most. Fund holdings in other sectors that hampered Fund performance included out-of-benchmark companies such as Brazilian metals and mining firm Vale, Indian commercial bank ICICI Bank, and Canadian fertilizer company Potash Corporation of Saskatchewan.

Conversely, stock selection in Europe – particularly in the U.K., Switzerland, the Netherlands, and France – benefited the Fund’s relative performance. A lack of exposure to Australian stocks, exposure to the out-of-benchmark United States, and favorable stock selection in Hong Kong and Singapore also contributed to the Fund’s relative returns for the year.

From a sector perspective, the Fund’s relative performance benefited from stock selection in financials. Several Fund holdings were notable contributors, including commercial banks Lloyds Banking Group (U.K.) and BNP Paribas (France), financial services providers ING U.S. and ING Groep (Netherlands-based, non-benchmark members), and French insurer AXA. Stock selection in industrials and health care also aided performance, as Fund holdings such as Dutch human resources consulting firm Randstad Holding, Swiss life sciences company Lonza Group, and German pharmaceuticals manufacturer Bayer all advanced for the year. Two other Fund holdings, wireless communications provider Vodafone Group (U.K.) and mail and German freight services company Deutsche Post, also contributed to the Fund’s full-year results.

Subadviser outlook

The global economy continued to improve in 2013, enhancing the positive impact of corporate restructuring of the past few years. With fundamental improvements now coming to fruition and valuations still selectively attractive, we believe the potential for further gains likely exists, particularly in Europe. Financial conditions continued to normalize in 2013 with support from policy makers. Rising domestic demand, improving competitiveness, and a current account surplus in the peripheral countries helped Europe exit its worst recession on record. Yet, even after such notable improvements, euro zone companies traded at a material

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

discount relative to their historical average and to their U.S.-based peers. Although significant political and economic risks remain, low-valued European companies with globally diversified revenues remain attractive, in our opinion, and we believe there could be potential for their earnings to increase over the Fund’s long-term investment horizon. Outside of Europe, we have less geographical conviction, as different regions are progressing with reform and recovery at varying paces.

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/13

Sanofi	2.7%
BNP Paribas	2.3%
Roche Holding AG	2.3%
Akzo Nobel NV	2.2%
Samsung Electronics Co., Ltd.	2.1%
ING Groep NV	2.0%
Bayer AG	1.9%
GlaxoSmithKline PLC	1.8%
AXA SA	1.8%
Vodafone Group PLC Sponsored ADR (United Kingdom)	1.8%

20.9%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/13

Financial	24.1%
Consumer, Non-cyclical	16.6%
Industrial	12.4%
Energy	11.8%
Communications	11.6%
Consumer, Cyclical	9.5%
Technology	5.0%
Basic Materials	4.6%
Mutual Funds	4.0%
Diversified	0.9%
Utilities	0.4%

Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%

Net Assets	100.0%

MML Foreign Fund Country Weightings (% of Net Assets) on 12/31/13

United Kingdom	17.6%
France	13.6%
Germany	11.9%
Netherlands	7.7%
Japan	7.3%
Switzerland	7.2%
United States	4.9%
Republic of Korea	4.8%
Hong Kong	3.7%
Italy	3.2%
Singapore	2.8%
Norway	2.7%
Spain	2.4%
Brazil	1.8%
China	1.7%
Sweden	1.4%
Ireland	1.4%
Canada	1.0%
Portugal	1.0%
Israel	1.0%
India	0.8%
Taiwan	0.5%
Channel Islands	0.4%
Bermuda	0.1%

Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	20.80%	11.89%	3.53%
MSCI EAFE Index	22.78%	12.44%	2.92%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	20.42%	11.63%	3.93%
MSCI EAFE Index	22.78%	12.44%	3.98%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class II shares returned 32.29%, underperforming the 33.48% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year, the Fund advanced substantially on an absolute basis, but underperformed the benchmark, as unfavorable stock selection offset positive results from sector positioning. Stock selection within the consumer discretionary, materials, and information technology sectors detracted from the Fund’s results, relative to the benchmark during 2013. Fund holdings that were top detractors from relative performance included Altera, Cisco Systems, and Broadcom – all in information technology. Shares of Altera, a programmable logic semiconductor device manufacturer, declined after the company posted better-than-expected quarterly earnings, but slightly missed revenue expectations. Additionally, the company’s fourth-quarter sales outlook was well below consensus estimates. Cisco Systems, a networking systems and communication products provider, saw its shares decline after management provided an updated outlook that disappointed investors, primarily as a result of a muted growth outlook in Asia. Finally, after shares of Broadcom, a provider of semiconductor solutions for wired and wireless communications, fell based on disappointing earnings results, we eliminated the Fund’s position in the stock. Other notable Fund holdings that detracted from performance were Allied Nevada Gold in the materials sector and Facebook in the information technology sector. The Fund’s cash position also detracted amid 2013’s broad-based equity rally.

Turning to the positive side, an underweight position, relative to the benchmark, in the lagging consumer staples sector, as well as an overweight stake in health care stocks, contributed to the Fund’s relative performance during the year. Stock selection within the industrials and financials sectors, however, proved positive for the Fund’s full-year performance.

Fund holdings that were top contributors to the Fund’s relative returns included Yahoo! (information technology), Celgene (health care), and Boeing (industrials). Shares of Yahoo!, a U.S.-based Internet company, climbed due to signs of improvement in pricing, volumes, and display advertising during the period (when we initiated the Fund’s position). Celgene, a global biopharmaceutical firm focused on developing drugs that target cancer and immune-inflammatory diseases, got a lift from strong earnings results and a better-than-expected outlook. Shares of aerospace company Boeing rose as concerns over electrical issues with its 787 Dreamliner subsided – and the company continued to see strong demand for commercial aircraft in the U.S. and abroad. Finally, the Fund’s underweight positions in information technology giants International Business Machines (IBM) and Apple also contributed to the Fund’s benchmark-relative performance.

Subadviser outlook

The Fund continues to have balance with respect to growth, quality, and valuation metrics. From a sector perspective, we increased the Fund’s information technology exposure during the period – and as of December 31, 2013, it represented the Fund’s largest overweight position. We believe that, broadly speaking, the sector may have good organic growth prospects and attractive quality characteristics, such as potentially high returns on capital and strong balance sheets. At year-end, the Fund also had overweight stakes in the health care and industrials sectors. We believe the valuations for many companies within the consumer staples sector are not justified by their modest growth rates, and the Fund’s underweight positions in the materials and telecommunication services sectors heading into 2014 reflect our near-term outlook for companies in those sectors.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

Microsoft Corp.	4.7%
Google, Inc. Class A	3.9%
Apple, Inc.	3.1%
Oracle Corp.	2.6%
The Boeing Co.	2.3%
Amgen, Inc.	2.2%
Lowe’s Cos., Inc.	2.0%
Celgene Corp.	2.0%
The Home Depot, Inc.	1.9%
United Technologies Corp.	1.8%

26.5%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	21.5%
Technology	21.4%
Communications	19.3%
Consumer, Cyclical	15.3%
Industrial	14.5%
Financial	4.2%
Energy	2.9%
Basic Materials	0.6%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 12/8/11 - 12/31/13
Class II	32.29%	21.26%
Russell 1000 Growth Index	33.48%	22.66%

Hypothetical Investments in MML Fundamental Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 5/1/12 - 12/31/13
Service Class I	31.98%	16.42%
Russell 1000 Growth Index	33.48%	19.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class II shares returned 30.91%, underperforming the 32.53% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Despite the Fund’s strong absolute return for 2013, it still underperformed the benchmark, as unfavorable stock selection offset positive results from sector positioning. Hampering the Fund’s full-year performance was its overweight position, relative to the benchmark, in the materials sector, which lagged the overall benchmark. Security selection also detracted from relative performance, especially weak selection among information technology and health care stocks. Fund holdings that were primary detractors from the Fund’s relative performance included Mosaic (in the materials sector), Baxter International (health care), and Barrick Gold (materials). Shares of Mosaic, a large producer of phosphate and potash fertilizer, declined after the company faced lower pricing due to an aggressive marketing strategy by a Russian competitor. The Fund exited the stock during the period. Baxter International, a diversified global health care company, underwent price declines as competitive pressures to the hemophilia franchise weighed on the stock during the year. Shares of Barrick Gold, the world’s largest gold producer, fell as lower gold prices reduced earnings forecasts for all miners. We eliminated the stock from the Fund during the year. The Fund’s position in Verizon Communications (telecommunication services) was a notable detractor, and the Fund’s decision to not hold Apple (information technology), a benchmark constituent, also hampered results. The Fund’s cash position also detracted amid 2013’s broad-based equity rally.

On the positive side, an underweight position in the lagging utilities sector and an overweight stake in the strong-performing information technology sector contributed to the Fund’s relative performance for the year. Another performance driver was strong stock selection within the financials sector. Fund holdings that were among the top contributors to relative results for the year included Spirit Aerosystems (industrials), Ameriprise Financial (financials), and Boeing (industrials). Shares of Spirit Aerosystems, an aerospace and defense company, moved higher after the company reported better-than-expected quarterly earnings, driven by operating performance improvements in its mature programs. Ameriprise Financial, a diversified financial services company, saw its shares rise when good performance in asset growth in the advice and wealth management division combined with strong equity markets to lead to solid earnings growth. Shares of aerospace company Boeing climbed as concerns over electrical issues with its 787 Dreamliner subsided – and the company experienced strong demand for commercial aircraft in the U.S. and abroad. Other notable contributors to the Fund’s relative full-year performance included Fund holdings IntercontinentalExchange, a leading operator of regulated exchanges and clearing houses in the financials sector, and weak-performing ExxonMobil (energy), in which the Fund held an underweight position.

Subadviser outlook

In the U.S. in 2014, we expect there may be a “Goldilocks” environment, with an economy that is “not too hot and not too cold.” We believe gross domestic product growth may exceed 3%, driven by less tax drag on the consumer. The employment picture is moderately improving, and our view is that housing could remain constructive. While housing did take a pause in late 2013 in part due to an uptick in mortgage rates, we believe it may have the potential to reaccelerate in the spring selling season. Mortgage rates are still very low, on a historical basis, and we believe that the increased confidence from better employment and wage

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

growth figures may help offset higher rates. Our view is that the Federal Reserve is likely to remain accommodative with a zero interest rate policy through 2014 – and implement only modest tapering of bond-buying throughout the year. We believe unwinding Quantitative Easing (QE) may be healthy for the economy because it caused a lot of investor uncertainty during 2013. As 2014 started, the Fund’s largest overweight positions were in the consumer discretionary and information technology sectors, with its largest underweight stakes in the utilities and energy sectors, reflecting our outlook.

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/13

Wells Fargo & Co.	3.7%
JP Morgan Chase & Co.	3.7%
Chevron Corp.	3.1%
Cisco Systems, Inc.	2.6%
Merck & Co., Inc.	2.5%
General Electric Co.	2.2%
PNC Financial Services Group, Inc.	2.2%
ACE Ltd.	2.0%
Exxon Mobil Corp.	2.0%
UnitedHealth Group, Inc.	1.9%

25.9%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/13

Financial	25.9%
Consumer, Non-cyclical	15.6%
Energy	11.7%
Consumer, Cyclical	10.4%
Industrial	9.5%
Communications	9.5%
Technology	7.8%
Basic Materials	4.1%
Utilities	2.4%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 8/10/10 - 12/31/13
Class II	30.91%	16.32%
Russell 1000 Value Index	32.53%	17.78%

Hypothetical Investments in MML Fundamental Value Fund Service Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 5/1/12 - 12/31/13
Service Class I	30.55%	20.01%
Russell 1000 Value Index	32.53%	23.17%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. Equity securities may include common stocks, depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class I shares returned 28.13%, outpacing the 26.68% return of the Morgan Stanley Capital International (MSCI®) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Among the notable factors contributing to the Fund’s performance in 2013 was stock selection in the basic materials sector, which was beneficial to results relative to the benchmark. An overweight position, compared to the benchmark, in diversified technology company 3M also burnished the Fund’s relative results when the stock significantly outpaced the benchmark in 2013. Stock selection in the health care sector was an additional positive factor for the Fund’s relative returns, as overweight positions in strong-performing American life sciences supply company Thermo Fisher Scientific, American cardiovascular medical device maker St. Jude Medical, and German health care products manufacturer Bayer boosted relative returns.

An overweight position in the leisure sector further supported the Fund’s relative performance for the year, and the Fund’s greater-than-benchmark allocations to American media conglomerate Walt Disney and advertising and marketing firm WPP Group (U.K.) benefited relative results. Overweight positions in other Fund holdings – including American custody bank State Street, building and American aircraft controls manufacturer Honeywell International, and U.S.-based global payments technology company Visa – also drove performance during the year. The Fund did not own computer and personal electronics maker Apple (U.S.), which also contributed to the Fund’s relative results, as the stock lagged the benchmark in 2013. During the year, the Fund’s relative currency exposure was another contributor to the Fund’s relative performance, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies.

On the downside, stock selection and an overweight position in the consumer staples sector held back relative returns. Overweight stakes in Dutch brewer Heineken and wine and alcoholic beverage producer Pernod Ricard (France) hindered relative results, as both of these Fund holdings lagged the benchmark during the year. Stock selection in the technology sector further weighed on relative performance. Holdings of South Korean microchip and electronics manufacturer Samsung Electronics (not a benchmark member) and Japanese digital camera and office equipment manufacturer Canon were among the Fund’s top relative detractors during the year. Elsewhere, Italian oil and gas turnkey contractor Saipem proved a drag on performance. Additionally, the U.K.’s Standard Chartered, Brazil’s Itau Unibanco Holding (not a benchmark constituent), and India’s ICICI Bank (also not a benchmark member) – all in the banking business – worked against the Fund’s success in 2013 along with luxury goods company LVMH (France).

The Fund’s cash and/or cash equivalents position during the period also detracted from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a rising equity market, such as we experienced in 2013, holding cash hurt the Fund’s relative performance since the benchmark has no cash position.

Subadviser outlook

After slow but improving economic growth, subdued inflation and robust equity performance in 2013, our view is that the financial markets may have already priced in optimism about another good year in 2014. Other scenarios, however, could challenge this outlook – including weaker macro-economic conditions, deeper debt burdens, or greater inflationary pressures.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Nevertheless, our belief is that in an environment of modestly rising interest rates, a slow-but-steady tapering of U.S. Federal Reserve asset purchases could be positive for equities. With respect to emerging markets, we believe they should be considered not as one block, but individually, with each having its own reaction to tapering and the political uncertainty created by upcoming elections in India, Thailand, and Indonesia, for example. Overall, we believe that many 2013 themes could be repeated in 2014, including that fixed-income investments may continue to face challenges throughout the year, which may be similar to those they encountered in 2013. We also believe that developed markets may have the potential to continue experiencing generally positive equity returns in 2014 and some emerging markets may recover, but that overall, global equity returns could be lower this year than in 2013.

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/13

The Walt Disney Co.	3.2%
Linde AG	2.8%
Nestle SA	2.6%
Reckitt Benckiser Group PLC	2.4%
Honeywell International, Inc.	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Bayer AG	2.4%
Diageo PLC	2.3%
Visa, Inc. Class A	2.2%
State Street Corp.	2.1%

24.8%

MML Global Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	30.1%
Industrial	16.2%
Financial	14.3%
Communications	9.5%
Consumer, Cyclical	8.6%
Basic Materials	8.3%
Technology	6.7%
Energy	3.3%
Diversified	1.7%
Mutual Funds	1.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Global Fund Country Weightings (% of Net Assets) on 12/31/13

United States	47.5%
United Kingdom	10.8%
Switzerland	8.4%
Germany	8.1%
France	8.0%
Netherlands	3.2%
Ireland	2.1%
Japan	1.9%
Canada	1.8%
Netherlands Antilles	1.5%
Sweden	1.0%
Denmark	1.0%
Republic of Korea	0.7%
Brazil	0.7%
Austria	0.5%
India	0.5%
Italy	0.4%
Israel	0.4%
Mexico	0.3%
Russia	0.3%
Czech Republic	0.2%
Bermuda	0.2%
Thailand	0.2%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Class I	28.13%	17.69%	4.47%
Class II	28.34%	17.79%	4.66%
MSCI World Index	26.68%	15.02%	4.70%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class I	27.94%	17.41%	7.70%
MSCI World Index	26.68%	15.02%	6.26%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 32.53%, outperforming the 32.39% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in both the financial services and health care sectors contributed to the Fund’s relative performance for the year. In the financial services sector, the Fund’s overweight positions, relative to the benchmark, in asset management firm BlackRock and transaction processing- and payments-related service providers MasterCard and American Express benefited relative performance, as all three of these Fund holdings outperformed the benchmark. Within the health care sector, the Fund’s overweight positions in strong-performing life sciences supply company Thermo Fisher Scientific and cardiovascular medical device maker St. Jude Medical, as well as its investment in specialty pharmaceutical company Valeant Pharmaceuticals (not a benchmark constituent), also supported the Fund’s relative results.

The Fund’s underweight position in the poorly performing utilities and communications sector also benefited relative performance. Within this sector, an underweight position in telecommunications company AT&T was among the top relative contributors. The Fund eliminated this underperforming position by year-end. The Fund’s overweight position in strong-performing computer products and services provider Hewlett-Packard and media conglomerate Walt Disney also boosted relative performance when the two companies advanced substantially in 2013. The Fund’ avoidance of shares of diversified technology products and services company International Business Machines (IBM) also contributed to the Fund’s relative performance, as the stock lagged the benchmark during the period.

Stock selection in the consumer staples, retailing, and energy sectors was detrimental to the Fund’s full-year relative performance. In the consumer staples sector, international food producer Danone and wine and alcoholic beverage producer Pernod Ricard were two Fund holdings that held back relative returns, as both stocks (which are not benchmark constituents) underperformed the benchmark. Within the retailing sector, holdings of luxury goods company LVMH (which is not represented in the benchmark) and an overweight position in general merchandise store operator Target dampened relative performance. Similarly, in the energy sector, two Fund holdings detracted from relative results: engineering company Dresser Rand Group (not a benchmark member) and an overweight position in oil and gas equipment company Cameron International.

The Fund’s cash and/or cash equivalents position during the period also detracted from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a rising equity market, such as we experienced in 2013, holding cash hurt the Fund’s relative performance since the benchmark has no cash position.

Subadviser outlook

After slow but improving economic growth, subdued inflation, and robust equity performance in 2013, our view is that the financial markets may have already priced in optimism about another good year in 2014. Other scenarios, however, could challenge this outlook – including weaker macro-economic conditions, deeper debt burdens, or greater inflationary pressures. Nevertheless, our belief is that in an environment of modestly rising interest rates, a slow-but-steady tapering of U.S. Federal Reserve asset purchases could be positive for equities. Our view is that many 2013 themes could carry forward into 2014,

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

including the fact that fixed-income investments may continue to face challenges throughout the year, similar to those they encountered in 2013. We also believe that developed markets may have the potential to continue experiencing generally positive equity returns in 2014 and some emerging markets may recover, but that overall, global equity returns could be lower this year than in 2013.

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/13

JP Morgan Chase & Co.	3.1%
Google, Inc. Class A	3.0%
Danaher Corp.	2.8%
Pfizer, Inc.	2.3%
Visa, Inc. Class A	2.2%
The Procter & Gamble Co.	2.1%
Johnson & Johnson	2.1%
The Walt Disney Co.	2.0%
Exxon Mobil Corp.	2.0%
EMC Corp.	2.0%

23.6%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	26.3%
Financial	16.1%
Technology	14.4%
Industrial	11.5%
Energy	9.0%
Communications	8.8%
Consumer, Cyclical	6.8%
Basic Materials	3.8%
Utilities	2.2%
Diversified	0.9%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	32.53%	17.21%	4.27%
S&P 500 Index	32.39%	17.94%	6.85%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	32.20%	16.94%	7.71%
S&P 500 Index	32.39%	17.94%	9.27%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of dividend paying companies that the Fund’s subadviser believes will both increase in value over the long term and provide current income. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 24.62%, underperforming the 32.39% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also trailed the 32.53% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In 2013, security selection accounted for the majority of the Fund’s underperformance – as stocks that the Fund did not hold, but that were included in the benchmark, performed very well during the year. In particular, the Fund’s stock selection in the consumer staples, information technology, and materials sectors – followed by the consumer discretionary, energy, and industrials sectors – hampered performance the most in 2013. In consumer staples, Fund holdings that detracted most significantly from performance were Unilever (an Anglo-Dutch consumer goods company) and Diageo (a British alcoholic beverages company) – international companies that are out-of-benchmark securities; and Philip Morris, an international tobacco company headquartered in the U.S. Each of these Fund holdings performed worse than the average benchmark holding during the year due to their defensive characteristics and higher degrees of exposure to emerging markets, which underperformed developed markets during 2013. In the materials sector, longtime holding Rio Tinto worked against the Fund’s performance. The company suffered due to slowing growth in Asia and the firm’s historical reliance on this growth to expand operations and fund new projects. The Fund subsequently sold the security. Fund holding Newmont Mining, one of the world’s largest gold producers, also weighed on returns due to the slide in gold prices during the year and weakness at many of the company’s mines.

Turning to the positive side, the largest contributor to the Fund’s relative performance during the year was an overweight position, versus the benchmark, in the industrials sector, followed by security selection within the utilities sector. The Fund maintained an overweight stake in the industrials sector during the year on Fund management’s belief that companies that are early entrants to these markets will be the first beneficiaries of demand growth created by both a larger middle class and an emphasis on developing agrarian efficiencies. Examples of securities the Fund owned during the year include Honeywell, GE, 3M, and John Deere. These companies have exceptionally well-diversified business models with significant percentages of revenue derived from overseas operations. Within utilities, we focused on companies subject to government regulation of certain business activities – typically transmission and distribution, and, often, generation of power. This emphasis was due to our belief that the highest-quality and highest cash flow-generating companies – like Fund holdings NextEra Energy, an electric company based in Florida; and Dominion Resources, a Virginia-based power and energy company – were in this group. Additionally, the Fund’s overweight positions in both consumer discretionary and consumer staples helped bolster returns during the year, and validated our view about the resiliency of U.S. consumers. Lastly, the Fund’s underweight allocation to energy helped performance, as oil prices ended the year largely flat. The Fund’s sector allocation as well as its tendency to favor larger, integrated oil companies contributed to performance because these companies are typically less exposed to the price of oil and are consequently often able to perform relatively stronger than many other companies in the industry during challenging times.

Subadviser outlook

As 2014 began, the Fund remained well positioned, in our view, to capture growth – but importantly, potentially ready to provide relative protection should challenges persist and market volatility intensify. As always, dividend growth, lower volatility, and the ability to assertively participate in a rising market remain cornerstones of the Fund’s strategy.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

JP Morgan Chase & Co.	3.3%
Wells Fargo & Co.	3.2%
General Electric Co.	3.1%
Chevron Corp.	3.0%
Comcast Corp. Special Class A	2.5%
The Home Depot, Inc.	2.4%
Pfizer, Inc.	2.3%
Exxon Mobil Corp.	2.1%
Prudential Financial, Inc.	2.0%
Merck & Co., Inc.	1.9%

25.8%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/13

Financial	20.8%
Consumer, Non-cyclical	19.6%
Industrial	14.4%
Energy	13.5%
Communications	7.1%
Consumer, Cyclical	6.8%
Basic Materials	6.7%
Utilities	5.5%
Technology	4.0%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	24.62%	14.21%	4.53%
S&P 500 Index*	32.39%	17.94%	6.85%
Russell 1000 Value Index	32.53%	16.67%	5.73%

Hypothetical Investments in MML Income & Growth Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	24.22%	13.91%	6.58%
S&P 500 Index*	32.39%	17.94%	9.27%
Russell 1000 Value Index	32.53%	16.67%	8.61%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, LLC (Rainier).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 33.54%, modestly outperforming the 33.48% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2013, the Fund’s holdings in the consumer discretionary sector proved especially beneficial. Leading online travel agency Priceline.com – whose business model is tilted toward hotel reservations, which are more profitable than air travel reservations – posted strong returns during the year. Other Fund holdings that were standout performers in the consumer discretionary sector included casino and gaming company Las Vegas Sands, online retail giant Amazon.com, and retail/accessories company Michael Kors. The Fund’s technology investments also contributed to performance, despite six of the Fund’s 10 biggest laggards for the year coming from this sector. Internet media company Yahoo! was a strong contributor, as the company benefited from a significant investment in Alibaba, the largest e-commerce company in China. Other top performers included social media giant Facebook and electronic payment company MasterCard. For the year, the best-performing Fund holding was biotechnology company Gilead Sciences, which received Food and Drug Administration approval for Sovaldi, the company’s new treatment for Hepatitis C, on December 6, 2013. Sovaldi has the potential to be the preferred Hepatitis C treatment in the future.

Conversely, certain of the Fund’s technology holdings detracted from performance: Teradata, a provider of powerful enterprise analytic technologies and services; EMC, a provider of information technology storage hardware solutions; and Citrix Systems, a company that empowers individuals to work and collaborate from anywhere; were all performance laggards. The Fund sold Teradata and EMC midyear, as part of a repositioning of the technology sector. In addition, Fund holdings in the materials and energy sectors modestly underperformed for the year, due mainly to the Fund’s late entry into paint producer Sherwin-Williams (materials) and weakness in Anadarko Petroleum Corp., an American oil and gas exploration company in the energy sector. The Fund continued to hold both stocks at year-end.

Subadviser outlook

While we entered 2013 believing it was likely there would be positive returns for the stock market, mainly due to our assessment that underlying U.S. growth was stronger than recognized, we were surprised by the magnitude of the gains. Earnings growth was solid throughout 2013, but market valuations increased. We anticipate there may be further gains in the stock market in 2014, but our expectations are more muted. First, we see the potential for less opportunity for further upward valuation in the market; our view is that gains may be more dependent on strong earnings growth (which we expect). Second, a potential additional rise in interest rates may enhance the relative investment appeal of bonds. Third, positive market sentiment has risen and negative sentiment has fallen. Consequently, our view is that there is a risk that investors may have become too optimistic following not only a strong 2013, but meaningful gains in the equity market since the recovery began in 2009.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

Google, Inc. Class A	4.5%
Amazon.com, Inc.	3.5%
Gilead Sciences, Inc.	3.4%
Visa, Inc. Class A	3.3%
Facebook, Inc. Class A	2.8%
Salesforce.com, Inc.	2.6%
Las Vegas Sands Corp.	2.6%
Yahoo!, Inc.	2.5%
MasterCard, Inc. Class A	2.5%
Liberty Global PLC Series A	2.4%

30.1%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/13

Communications	32.9%
Consumer, Non-cyclical	27.8%
Industrial	10.0%
Financial	9.5%
Consumer, Cyclical	7.0%
Technology	5.8%
Energy	3.6%
Basic Materials	2.7%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	33.54%	18.46%	6.05%
Russell 1000 Growth Index	33.48%	20.38%	8.30%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	33.24%	18.15%	8.68%
Russell 1000 Growth Index	33.48%	20.38%	10.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund (formerly known as MML Large Cap Value Fund) and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. Effective April 29, 2013, the name of this Fund changed from MML Large Cap Value Fund to MML Managed Volatility Fund, Gateway Investment Advisers, LLC (Gateway) replaced Davis Selected Advisers, L.P. as subadviser to the Fund, and the Fund’s investment strategy changed from seeking both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadviser believed to be undervalued to investing according to the current investment approach described above.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 17.78%, significantly underperforming the 32.39% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index is the Fund’s benchmark. Conversely, the Fund outperformed, by a wide margin, the -2.02% return of the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From January 1 through April 28, 2013, when Davis Selected Advisers, L.P. served as subadviser to the Fund, all individual sectors within the Index turned in strong results. During this time frame, the primary detractor from the Fund’s relative performance was stock selection in health care. In addition, the Fund’s underweight position, compared to the Index, in this stronger-performing sector dragged on returns. On a stock-specific basis, Brookfield Property Partners, a real estate investment trust, was the Fund holding that hampered performance the most. On the positive side, the Fund’s financials holdings helped drive both the Fund’s absolute and relative performance. Specifically, Wells Fargo, American Express, Berkshire Hathaway, and Progressive were among the top contributors. Other Fund positions that fueled performance were retailers CVS Caremark and Costco Wholesale (in the consumer staples sector), along with Netflix and Walt Disney (both consumer discretionary). Conversely, Fund holdings that hampered performance included U.S.-based oil and gas company EOG Resources (energy) and Swiss global transportation company Kuehne & Nagel (industrials) as well as British-Australian metals and mining corporation Rio Tinto and Anglo-Australian mining and petroleum company BHP Billiton (both multinational companies in the materials sector).

Gateway became the Fund’s subadviser on April 29, 2013. The strong equity performance of the Fund’s stock portfolio, which mirrors the Index, contributed to Fund’s absolute performance for the seven-month time frame (the “reporting period”). The Fund used hedging strategies through the use of derivatives that were intended to help moderate the impact of market volatility, which dampened overall Fund returns, as would typically be the case when employing such a management approach in a highly charged equity market like 2013. (Derivatives are securities that derive their value from the performance of one or more other investments

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) The Fund’s relatively modest return during this time period was attributable to the generally moderate stock market volatility environment throughout 2013, which limited the potential benefit of the derivatives in use. Market volatility, as measured by The Chicago Board Options Exchange Volatility Index (the “VIX”), only twice reached levels above 20 in 2013, with one instance in late June – and the other in early October. The VIX sharply contracted back toward its historically low level of approximately 12 after each of these spikes. Volatility, as represented by the VIX, was range bound between 12 and 16 throughout much of the reporting period. Ample liquidity and low interest rates in the U.S. markets helped suppress volatility, while providing fuel for the equity markets to rally. During the time that Gateway served as subadviser to the Fund, the standard deviation (based on monthly returns) of the Index was 9.62%, compared to only 3.10% for the Fund. This lower-risk profile served investors well during the two down months of the reporting period: In May, when the Index was down 1.34%, the Fund was down only 0.58% – and in August, when the Index was down 2.89%, the Fund was down just 0.83%. The Fund’s use of derivatives detracted from returns during the year.

Subadviser outlook

As a hedged equity manager, Gateway is more focused on market volatility and its outlook, rather than the equity markets in isolation. At the end of 2013, the VIX was 13.72, as the market appeared to be content with the current state of the Federal Reserve’s (the “Fed”) policy, a temporary resolution to the U.S. federal budget stalemate, and continued growth in the economy and growth in corporate earnings. With the S&P 500 Index making a new all-time high at 1848.36 on December 31, 2013, along with the relatively low VIX levels, the possibility exists that any kind of unanticipated bad news event has the potential to cause a sharp market selloff with a commensurate spike in the VIX, as occurred in June and October of 2013. Any kind of earnings disappointment, unexpected slower economic growth, or possibly more tapering of Fed bond purchases could cause this type of market behavior. While our investment management team does not try to forecast these types of events, we are vigilant to their possibility and will continue to manage the Fund’s derivative positions to take advantage of any spikes in volatility that may arise in 2014. As always, Gateway’s investment management team will continue to maintain the Fund’s derivative positions in line with the objectives of the Fund.

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/13

Apple, Inc.	3.0%
Exxon Mobil Corp.	2.7%
Google, Inc. Class A	1.9%
Microsoft Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.6%
Chevron Corp.	1.4%
The Procter & Gamble Co.	1.3%
JP Morgan Chase & Co.	1.3%
Wells Fargo & Co.	1.3%

17.9%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	22.4%
Financial	15.9%
Communications	12.8%
Technology	11.5%
Industrial	10.7%
Energy	10.3%
Consumer, Cyclical	9.6%
Basic Materials	3.3%
Utilities	2.8%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Volatility Fund Initial Class, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	17.78%	13.47%	5.21%
S&P 500 Index*	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%

Hypothetical Investments in MML Managed Volatility Fund Service Class, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	17.56%	13.17%	4.80%
S&P 500 Index*	32.39%	17.94%	9.27%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 36.69%, outpacing the 35.74% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 36.69% return outperformed the 33.50% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection accounted for much of the Fund’s outperformance during the year, while sector allocation dragged on overall results. On the sector level, financials, information technology, and health care helped the Fund’s returns, relative to the benchmark, whereas the materials sector detracted.

Stock selection in financials contributed to the Fund’s relative outperformance – particularly holdings in TD Ameritrade and CBOE Holdings. Discount retail broker TD Ameritrade benefited from an increasing client base and lower expenses as well as rising interest rates. An options and futures exchange operator, CBOE Holdings reported solid earnings driven by cost controls and increased volume in its proprietary volatility and S&P 500® Index option products.

The Fund’s information technology holdings also contributed to relative performance, particularly Cree and Gartner Group. During the year, lighting manufacturer Cree released a lower-priced light bulb, and Walmart announced it would be selling the company’s products. Gartner Group is a leading provider of information technology research and consulting services. One of the company’s main product lines is a subscription-based market research service, and Gartner Group continued to post strong subscriber growth, which boosted returns. Health care was another area of relative strength as a result of favorable stock selection. Fund holdings Alkermes and Valeant Pharmaceuticals both added relative value: Alkermes announced positive trial results for a product that is a treatment for a major depressive disorder. Valeant Pharmaceuticals announced early in the reporting period that it had acquired Bausch & Lomb, and the acquisition integration proceeded smoothly.

On the downside, stock selection in the materials sector hampered the Fund’s relative results. Fund holdings that worked against performance were concentrated among gold-related firms, most notably Franco Nevada and Agnico Eagle Mines. Both suffered amid falling prices for the precious metal.

Subadviser outlook

We are cautiously optimistic about U.S. equities, but are tempering our expectations after a year of nearly uninterrupted market strength. Despite this caution, in our view, the long term has the potential to be positive due to strong corporate fundamentals and positive economic data. We currently are finding opportunities for the Fund in specific companies rather than in larger themes – which underscores the importance of fundamental research and effective stock selection.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

Fiserv, Inc.	1.8%
IHS, Inc. Class A	1.7%
Textron, Inc.	1.6%
CarMax, Inc.	1.5%
IDEX Corp.	1.4%
Pall Corp.	1.4%
T. Rowe Price Government Reserve Investment Fund 0.010% 9/19/34	1.4%
EQT Corp.	1.4%
Fidelity National Financial, Inc. Class A	1.3%
Red Hat, Inc.	1.3%

14.8%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	27.2%
Industrial	16.2%
Consumer, Cyclical	15.6%
Technology	11.3%
Communications	9.8%
Financial	6.9%
Energy	5.7%
Mutual Funds	4.0%
Basic Materials	2.7%
Utilities	0.6%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	36.69%	23.38%	9.52%
Russell Midcap Growth Index*	35.74%	23.37%	8.08%
S&P MidCap 400 Index	33.50%	21.88%	8.52%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	36.40%	23.06%	11.59%
Russell Midcap Growth Index*	35.74%	23.37%	10.84%
S&P MidCap 400 Index	33.50%	21.88%	11.25%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 30.43%, trailing the 33.46% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Some of the more notable detractors from the Fund’s performance in 2013 were holdings in the energy sector among integrated oil and gas companies, which included Imperial Oil, a high-quality Canadian company whose share price was up less than 5% on flat oil prices when the company was unable to keep pace with the energy sector’s strong advance. The Fund’s greatest source of negative performance was its position in gold producer Newmont Mining, in the materials sector. A sharp drop in gold prices during 2013 negatively impacted the company’s profitability and excess cash reserves. In industrials, an overweight position, relative to the benchmark, in ADT, a provider of home security systems, worked against the Fund, as competition in the home security field – particularly from telecommunications companies – increased. The Fund’s overweight position in waste management company Republic Services also dampened the Fund’s benchmark-relative results.

On the upside, an underweight position in real estate investment trusts (REITs) in the financials sector contributed positively to the Fund’s relative returns. In general, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate environment of the past few years. As interest rates increased, however, the REIT industry underperformed. Specifically, the Fund benefited from an underweight position in health care REIT HCP and its lack of exposure to residential REIT AvalonBay Communities, which underperformed. The Fund’s investment in online trading and investment services company Charles Schwab was also beneficial. As interest rates increased, it seemed likely the company would regain earnings power over time. In addition, the portfolio benefited from its underweight position in the utilities sector, which posted the weakest performance in the benchmark during the year. Fund holdings that were notable contributors in the industrials sector included Raytheon, a leading American defense contractor; and Northrop Grumman, a U.S.-based global aerospace and defense technology company. Despite government budget cuts, defense companies have generally maintained their profit margins and are paying dividends to shareholders.

During 2013, the Fund used forward currency exchange contracts, which are agreements between two parties to exchange two designated currencies at a specific time in the future, to insulate the portfolio’s foreign holdings from adverse currency movements.

Subadviser outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the Fund. Looking forward, we see potential opportunity in consumer staples, health care, industrials, and energy, as reflected by the Fund’s overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work has led the Fund to hold smaller relative weightings in financials, consumer discretionary, materials, and information technology stocks as we head into 2014.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/13

Republic Services, Inc.	3.3%
iShares Russell Midcap Value Index Fund	3.2%
Northern Trust Corp.	3.0%
Imperial Oil Ltd.	2.8%
The ADT Corp.	2.1%
Applied Materials, Inc.	1.8%
Sysco Corp.	1.5%
Westar Energy, Inc.	1.5%
PNC Financial Services Group, Inc.	1.5%
Lowe’s Cos., Inc.	1.4%

22.1%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/13

Financial	23.1%
Consumer, Non-cyclical	21.4%
Industrial	14.1%
Utilities	10.4%
Energy	8.4%
Technology	7.7%
Consumer, Cyclical	6.7%
Mutual Funds	3.2%
Communications	1.8%
Basic Materials	1.6%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	30.43%	18.81%	9.03%
Russell Midcap Value Index	33.46%	21.16%	7.59%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	30.11%	18.52%	11.39%
Russell Midcap Value Index	33.46%	21.16%	10.66%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML PIMCO Total Return Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class II shares returned -1.63%, outperforming the -2.02% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the reporting period, tactical management of interest rate exposure contributed to Fund returns. In particular, an underweight position in longer maturities relative to the benchmark helped drive performance, as interest rates rose significantly in 2013, particularly in the second quarter of 2013, when the Federal Reserve (the “Fed”) signaled that it would begin to slow the pace of bond purchases. Additionally, a focus on shorter-term bonds during the second half of the year also helped performance, as shorter-maturity Treasuries remained anchored by the Fed’s forward guidance indicating continued low interest rates.

Non-U.S. interest rate exposure, with tactical positioning in short-term Spanish and Italian sovereign bonds, was positive for returns when peripheral yields continued to fall due to accommodative monetary policies and implicit support from the European Central Bank. Certain Fund holdings of non-agency mortgaged-backed securities also proved positive for performance, as the sector continued to benefit from the ongoing housing recovery. Non-agency mortgage-backed securities are issued by private institutions that are not backed by government-sponsored entities.

Beyond core sectors, exposure to high-yield financial bonds added to performance, as high-yield bonds posted strong returns in 2013. The Fund’s modest exposure to Build America bonds was another positive factor for performance, as the sector outperformed comparable Treasury securities in 2013. Currency exposure, particularly the Fund’s hedged position in the Japanese yen, also contributed to returns, as the yen depreciated more than 21% relative to the U.S. dollar during the year.

Conversely, hampering the Fund’s performance was an underweight position, relative to the benchmark, in investment-grade corporate securities, as prices rose and the sector outperformed like-duration Treasuries over the year. In addition, the Fund’s exposure to Treasury Inflation-Protected Securities (“TIPS”) proved negative for returns, relative to nominal Treasuries, as inflation levels were low and reduced inflation expectations led to a meaningful decline in TIPS’ total return.

With respect to the Fund’s use of derivatives, holdings of pay fixed interest rate swaps on the long end of the U.S. nominal yield curve contributed to performance. (Pay fixed interest rate swaps allow counterparties to exchange streams of fixed interest rate payments for streams of floating interest rate payments.) Additionally, the use of currency forwards to help obtain currency exposure also added to returns. (Currency forwards lock in the price at which an investor can buy or sell a currency on a future date.)

Subadviser outlook

We have become modestly more optimistic about the outlook for global growth and believe the growth rate may be 2.5% to 3.0% in 2014. Many of the issues of 2013 have faded, yielding a potentially brighter outlook for global growth. While many of the challenges have abated, unwinding the current monetary policy’s supportive grip on financial markets could prove challenging.

In the U.S., we believe the growth of the economy (as measured by the gross domestic product) may accelerate from its recent 1.8% pace toward a rate of 2.25% to 2.75%, due to diminishing fiscal drag and steady improvements in employment. In Europe,

MML PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

we believe there may be a more tempered 0.25% to 0.75% pace of growth, with risks in both directions. In Japan, our view is that extraordinary policies may continue to support growth of 1.0% to 1.5% in 2014, but that Japanese economic policies could become more challenging. In emerging markets, we believe that growth is likely to be shaped by developed market growth as well as central bank policies. While we expect a 3% to 4% growth rate, our view is that there may be large dispersion across countries, given differentiation in trade, commodity dependence, and policy frameworks.

MML PIMCO Total Return Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

U.S. Government Agency Obligations and Instrumentalities	52.6%
U.S. Treasury Obligations	36.1%
Corporate Debt	17.3%
Non-U.S. Government Agency Obligations	6.6%
Sovereign Debt Obligations	6.2%
Municipal Obligations	2.3%
Preferred Stock	0.3%

Total Long-Term Investments	121.4%
Short-Term Investments and Other Assets and Liabilities	(21.4)%

Net Assets	100.0%

Forward Sale Commitments	(0.3)%

MML PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML PIMCO Total Return Fund Class II and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 8/10/10 - 12/31/13
Class II	-1.63%	2.84%
Barclays U.S. Aggregate Bond Index	-2.02%	2.82%

Hypothetical Investments in MML PIMCO Total Return Fund Service Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception 5/1/12 - 12/31/13
Service Class I	-1.85%	1.79%
Barclays U.S. Aggregate Bond Index	-2.02%	0.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 66% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 34% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class shares returned 48.54%, significantly outperforming the 43.30% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 48.54% return exceeded, by a wide margin, the 38.82% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Wellington Management component, strong stock selection in the health care, materials, financials, and industrials sectors drove relative performance – as did an underweight position, relative to the benchmark, in the lagging financials sector and an overweight stake in the outperforming information technology sector. Top-performing Fund component holdings included AerCap Holdings – one of the world’s largest aircraft leasing companies (industrials sector) – KapStone Paper (materials), and Spirit Airlines (industrials). Conversely, less-than-favorable stock selection in the information technology, consumer staples, and energy sectors detracted. Other factors hampering Fund performance included an overweight allocation to the underperforming materials sector, an underweight stake in the outperforming health care sector, and a minor cash position in 2013’s strong stock market environment. Fund component holdings that were top relative detractors for the year included subscription television service provider TiVo (information technology), technology-focused seismic solutions company ION Geophysical (energy), and Angie’s List (information technology), an Internet-based membership service that compiles consumer ratings of local service companies and contractors in multiple cities across the U.S.

A variety of factors helped propel returns for the year for the Fund’s Waddell & Reed component, but stock selection was one of the most favorable for performance. Fund component holdings in the industrials sector (the largest-weighted sector within this Fund component) turned in the highest returns. Top performers here included WageWorks, which provides tax-advantaged programs for consumer-directed health, commuter, and other employee spending accounts; and Wabtec, which provides technology-based products and services for the freight rail and passenger transit industries. In the financials and energy sectors, Financial Engines, which provides technology-enabled portfolio management services, advice, and retirement income services to participants of employer-sponsored defined contribution plans, and HFF – which provides commercial real estate and capital market services to users and providers of capital in commercial real estate industry – were two Fund component holdings that were strong performance drivers. Conversely, in the information technology sector, the primary detractor was Vocera Communications, a Fund component holding that provides mobile communication solutions in health care, hospitality, energy, and retail environments. Another detractor was ServiceSource, which provides revenue management support for various companies.

Subadviser outlook

In 2014, Wellington Management plans to continue to emphasize fundamental research and bottom-up stock selection in an effort to seek companies that are undervalued relative to their fundamental outlooks. We intend to continue managing risk in the Fund

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

by applying our buy/sell discipline – and trimming positions as they approach the Fund component’s price targets – while adding to holdings where the risk/reward tradeoff is more favorable.

Waddell & Reed believes there is the potential for the market to consolidate after an impressive year like 2013. Our view is that valuations are extended from a historical standpoint, but not extremely so, and flows into the equity market are strong. We believe, since recent economic statistics have improved, a stronger economy may be possible in 2014.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/13

Dexcom, Inc.	1.9%
Armstrong World Industries, Inc.	1.6%
Portfolio Recovery Associates, Inc.	1.5%
Cyberonics, Inc.	1.4%
WageWorks, Inc.	1.3%
Dril-Quip, Inc.	1.1%
Tyler Technologies, Inc.	1.1%
The Middleby Corp.	1.0%
Financial Engines, Inc.	1.0%
Panera Bread Co. Class A	1.0%

12.9%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	23.6%
Consumer, Cyclical	16.0%
Industrial	15.5%
Technology	13.9%
Financial	12.5%
Communications	8.7%
Mutual Funds	7.8%
Energy	6.0%
Basic Materials	2.7%
Utilities	0.7%

Total Long-Term Investments	107.4%
Short-Term Investments and Other Assets and Liabilities	(7.4)%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Initial Class	48.54%	21.99%	9.64%
Russell 2000 Growth Index*	43.30%	22.57%	9.40%
Russell 2000 Index	38.82%	20.08%	9.07%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	48.17%	21.67%	11.14%
Russell 2000 Growth Index*	43.30%	22.57%	10.87%
Russell 2000 Index	38.82%	20.08%	9.94%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class II shares returned 31.71%, underperforming the 34.52% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also lagged, by a wide margin, the 38.82% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund had a robust gain for the 12-month period ended December 31, 2013, but underperformed the benchmark due to less-than-favorable stock selection. Overall, sector allocation was beneficial to Fund results relative to the benchmark – especially the Fund’s underweight positions (versus the benchmark) in the financials and utilities sectors and overweight allocations to consumer discretionary and industrials and business services.

The materials sector weighed on the Fund’s relative performance due to stock selection and an overweight position. The metals and mining industry detracted as spot gold prices plummeted, affecting two Fund holdings – Royal Gold and Franco-Nevada – both of which own gold royalties. Another detractor was Fund holding American Vanguard, a diversified specialty and agricultural products company whose sales were hampered by persistent wet weather in the Midwest during the summer. Fund holdings in the industrials and business services sectors underperformed, and a notable detractor here was Landstar System, a trucking service that contracts trucking capacity via agreements with independent truckers and brokerage carriers. Landstar System’s stock had a gain for the year, but lagged the broader sector. Fund holding Aaron’s weighed on results in the consumer discretionary sector. Aaron’s, a specialty retailer, uses a lease ownership model to sell a broad array of consumer products, including electronics and furniture – but its same-store customer growth targets fell short of lowered expectations.

On the positive side, Fund holdings that benefited performance during the reporting period included commercial banks, notably Home Bancshares, which contributed in the financials sector. Home Bancshares is a bank holding company for Centennial Bank, which offers commercial and retail banking services in Arkansas, Florida, and Alabama. The bank’s performance over the year benefited from improving margins and stable loan growth.

Finally, Fund holding Southwest Gas helped the Fund in the utilities sector. The company purchases, distributes, and transports natural gas to customers in Arizona, California, and Nevada – and it installs and maintains energy distribution systems for utility companies. The company performed well after a recent management change and an improved pay incentive structure that focuses on the long term.

Subadviser outlook

We are cautiously optimistic about U.S. equities, due to strong corporate fundamentals and positive economic data. In our view, improving housing figures and employment trends may be signs of strength in the ongoing economic recovery. Although tapering of the Federal Reserve’s bond purchase program is set to begin in January, we expect monetary conditions may remain accommodative throughout most of 2014. In our view, the small-capitalization market has appeared frothy in recent months, most notably in the initial public offering (IPO) segment. In light of the very strong 2013 gains by small-cap stocks, valuations appear to us to be quite high by many historical standards. Consequently, we have become somewhat more defensive by focusing on

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

stocks with more compelling valuations. We have also reduced positions in some longer-term winners from the Fund, particularly stocks that have appreciated into the mid-capitalization category. Nevertheless, we continue to find what we believe are good opportunities in a range of sectors.

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/13

Home Bancshares, Inc.	1.8%
ProAssurance Corp.	1.8%
East West Bancorp, Inc.	1.8%
SVB Financial Group	1.8%
Landstar System, Inc.	1.8%
Genesee & Wyoming, Inc. Class A	1.8%
Aaron’s, Inc.	1.7%
Beacon Roofing Supply, Inc.	1.7%
Kirby Corp.	1.7%
Alaska Air Group, Inc.	1.5%

17.4%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/13

Industrial	28.0%
Financial	20.4%
Consumer, Cyclical	13.5%
Consumer, Non-cyclical	10.6%
Basic Materials	8.2%
Energy	4.7%
Technology	4.7%
Utilities	4.0%
Communications	2.8%
Mutual Funds	2.7%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 2/27/09 - 12/31/13
Class II	31.71%	24.75%
Service Class I	31.34%	24.44%
Russell 2000 Value Index*	34.52%	25.66%
Russell 2000 Index	38.82%	26.86%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Initial Class Shares returned 38.18%, outperforming the 36.80% return of the Russell 2500TM Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund also outpaced the 33.32% return of the Russell 2500 Value Index (the “value benchmark”), an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The last three months of 2013 marked the fourth consecutive quarter of positive returns for smaller-capitalization equities, capping the best year in a decade for the Russell 2500 Value Index. The strong performance was a continuation of a broader theme that the U.S. economy is on the mend, which began to emerge approximately 18 months ago. As 2013 came to a close, investor confidence was boosted by the federal budget agreement and declining unemployment numbers. All sectors generated positive double-digit returns, led by the domestically oriented consumer cyclical and consumer growth sectors.

As was the case in the latter half of 2012, investors began to revalue stocks in 2013 based on company-specific fundamentals, creating a more favorable environment for the Fund’s value investing approach. Against this supportive backdrop, the Fund significantly outperformed the value benchmark for the year. The strong performance came primarily from strong stock selection, which was positive across most sectors. Fund holdings in the financials and energy sectors were the greatest contributors to performance. The common thread across many of these successful Fund holdings was that these companies were proactive in their efforts to unlock shareholder value. For example, commercial lender CapitalSource agreed to be acquired by regional bank PacWest. Similarly, semiconductor manufacturer SunEdison announced plans to split into two companies. Other contributors included Micron Technology, one of the world’s leading semiconductor companies; Cimarex Energy, an oil and gas exploration and production company; and Men’s Wearhouse, a men’s discount clothier.

Overall, by sector, the Fund’s industrial resources and consumer staples holdings detracted. On an individual stock basis, some of the Fund’s more defensive holdings, including real estate company LTC Properties, were among the largest detractors in 2013. In addition, shares of milk producer Dean Foods underperformed during the year. Other Fund holdings that detracted from performance during the reporting period included Cliffs Natural Resources, an international mining and natural resources company; AU Optronics, a Taiwanese manufacturer of TFT LCD panels; and General Cable, a manufacturer and distributor of copper, aluminum, and optical fiber cables for the energy and communications industries.

Finally, sector selection benefited Fund performance during the year, with underweight positioning in the financials sector and an overweight stake in consumer cyclicals counteracting the negative effects of an underweight position in consumer growth.

Subadviser outlook

Within smaller-capitalization equities, we believe the opportunity to find undervalued stocks remains attractive. Although stock correlations have declined from historic highs, it appears that investors continue to value many stocks in a similar way. Indeed, the price difference between the cheapest and most expensive stocks is narrower than normal, but many companies have stronger attributes than others, in our view.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Although these opportunities have become more broadly based following the sharp underperformance of utilities and real estate investment trusts (REITs) in 2013, our view is that wrongly valued stocks fall disproportionately into more cyclical industries. Accordingly, the Fund continues to hold overweight positions in these sectors. In many of these instances, we believe company actions or improving industry dynamics may drive dramatic earnings improvement. Additionally, we believe a number of companies will create value for shareholders through share repurchases, dividend increases, and limited tactical acquisitions.

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/13

Gannett Co., Inc.	1.6%
Terex Corp.	1.5%
PulteGroup, Inc.	1.5%
Genworth Financial, Inc. Class A	1.5%
Avnet, Inc.	1.5%
Zions Bancorp	1.5%
Tutor Perini Corp.	1.5%
American Financial Group, Inc.	1.5%
Arrow Electronics, Inc.	1.5%
Western Refining, Inc.	1.4%

15.0%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/13

Financial	29.5%
Consumer, Cyclical	19.3%
Industrial	17.9%
Consumer, Non-cyclical	7.7%
Communications	5.9%
Energy	5.4%
Utilities	5.0%
Basic Materials	4.7%
Technology	4.5%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 5/1/06 - 12/31/13
Initial Class	38.18%	22.47%	5.05%
Russell 2500 Index*	36.80%	21.77%	7.86%
Russell 2500 Value Index	33.32%	19.60%	6.94%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	37.82%	22.15%	10.92%
Russell 2500 Index*	36.80%	21.77%	11.06%
Russell 2500 Value Index	33.32%	19.60%	10.44%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 4.3%
Chemicals — 4.3%
Airgas, Inc.	800	$89,480
Ecolab, Inc.	52,100	5,432,467
FMC Corp.	14,600	1,101,716
Monsanto Co.	21,450	2,499,997
Praxair, Inc.	38,030	4,945,041
The Sherwin-Williams Co.	28,300	5,193,050

		19,261,751

Communications — 25.7%
Internet — 22.1%
Akamai Technologies, Inc. (a)	37,600	1,773,968
Amazon.com, Inc. (a)	59,950	23,907,460
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	38,100	6,777,228
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	31,600	1,567,992
eBay, Inc. (a)	88,800	4,874,232
Facebook, Inc. Class A (a)	133,976	7,323,128
Google, Inc. Class A (a)	23,700	26,560,827
LinkedIn Corp. Class A (a)	14,400	3,122,352
NAVER Corp.	1,700	1,171,569
Netflix, Inc. (a)	8,500	3,129,445
Priceline.com, Inc. (a)	12,900	14,994,960
Tencent Holdings Ltd.	57,800	3,709,129
TripAdvisor, Inc. (a)	7,300	604,659
Twitter, Inc. (a)	9,400	598,310

		100,115,259

Media — 2.2%
Discovery Communications, Inc. Series C (a)	72,375	6,069,368
Liberty Global PLC Series A (a)	4,100	364,859
Twenty-First Century Fox Class A	56,700	1,994,706
The Walt Disney Co.	19,100	1,459,240

		9,888,173

Telecommunications — 1.4%
Juniper Networks, Inc. (a)	1,850	41,754
QUALCOMM, Inc.	72,100	5,353,425
Softbank Corp.	13,400	1,174,679

		6,569,858

		116,573,290

Consumer, Cyclical — 17.1%
Airlines — 0.4%
Delta Air Lines, Inc.	64,400	1,769,068

Apparel — 1.0%
Nike, Inc. Class B	29,140	2,291,570
Ralph Lauren Corp.	10,000	1,765,700

	Number of Shares	Value
VF Corp.	9,600	$598,464

		4,655,734

Auto Manufacturers — 0.2%
Tesla Motors, Inc. (a)	6,500	977,470

Automotive & Parts — 0.1%
Johnson Controls, Inc.	8,700	446,310

Distribution & Wholesale — 1.1%
Fastenal Co.	34,000	1,615,340
Fossil Group, Inc. (a)	19,200	2,302,848
W.W. Grainger, Inc.	3,200	817,344

		4,735,532

Home Builders — 0.0%
Lennar Corp. Class A	4,200	166,152

Leisure Time — 0.7%
Carnival Corp.	5,700	228,969
Harley-Davidson, Inc.	43,500	3,011,940

		3,240,909

Lodging — 4.1%
Hilton Worldwide Holdings, Inc. (a)	21,200	471,700
Las Vegas Sands Corp.	98,000	7,729,260
Marriott International, Inc. Class A	26,087	1,287,654
Starwood Hotels & Resorts Worldwide, Inc.	56,100	4,457,145
Wynn Macau Ltd.	330,000	1,510,892
Wynn Resorts Ltd.	16,800	3,262,728

		18,719,379

Retail — 9.5%
Chipotle Mexican Grill, Inc. (a)	9,700	5,167,966
Costco Wholesale Corp.	12,800	1,523,328
CVS Caremark Corp.	31,500	2,254,455
Dollar Tree, Inc. (a)	20,800	1,173,536
The Home Depot, Inc.	57,000	4,693,380
L Brands, Inc.	40,200	2,486,370
Lowe’s Cos., Inc.	86,300	4,276,165
Lululemon Athletica, Inc. (a)	10,700	631,621
Michael Kors Holdings Ltd. (a)	4,600	373,474
O’Reilly Automotive, Inc. (a)	29,500	3,796,945
PVH Corp.	19,100	2,597,982
Ross Stores, Inc.	27,500	2,060,575
Starbucks Corp.	106,200	8,325,018
Tiffany & Co.	8,800	816,464
Tractor Supply Co.	33,300	2,583,414

		42,760,693

		77,471,247

Consumer, Non-cyclical — 22.2%
Beverages — 0.8%
Constellation Brands, Inc. Class A (a)	7,200	506,736
Green Mountain Coffee Roasters, Inc. (a)	17,700	1,337,766

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Monster Beverage Corp. (a)	10,800	$731,916
PepsiCo, Inc.	12,400	1,028,456

		3,604,874

Biotechnology — 5.7%
Alexion Pharmaceuticals, Inc. (a)	33,600	4,470,816
Biogen Idec, Inc. (a)	33,600	9,399,600
Celgene Corp. (a)	50,700	8,566,272
Regeneron Pharmaceuticals, Inc. (a)	11,900	3,275,356
Vertex Pharmaceuticals, Inc. (a)	500	37,150

		25,749,194

Commercial Services — 8.2%
Alliance Data Systems Corp. (a)	7,700	2,024,561
MasterCard, Inc. Class A	18,590	15,531,202
McKesson Corp.	61,100	9,861,540
Visa, Inc. Class A	43,780	9,748,930

		37,166,233

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co.	16,800	1,367,688

Foods — 0.7%
Whole Foods Market, Inc.	54,300	3,140,169

Health Care – Products — 0.6%
Becton, Dickinson & Co.	3,800	419,862
Covidien PLC	15,900	1,082,790
Henry Schein, Inc. (a)	1,100	125,686
Stryker Corp.	16,130	1,212,008

		2,840,346

Health Care – Services — 1.5%
Aetna, Inc.	600	41,154
Thermo Fisher Scientific, Inc.	46,000	5,122,100
UnitedHealth Group, Inc.	18,100	1,362,930

		6,526,184

Pharmaceuticals — 4.4%
Allergan, Inc.	7,160	795,333
AmerisourceBergen Corp.	3,100	217,961
Cardinal Health, Inc.	8,800	587,928
Express Scripts Holding Co. (a)	8,500	597,040
Gilead Sciences, Inc. (a)	194,300	14,601,645
Perrigo Co. PLC	7,700	1,181,642
Pharmacyclics, Inc. (a)	2,400	253,872
Valeant Pharmaceuticals International, Inc. (a)	14,800	1,737,520

		19,972,941

		100,367,629

Energy — 4.0%
Oil & Gas — 3.3%
Cabot Oil & Gas Corp.	8,200	317,832
Concho Resources, Inc. (a)	16,800	1,814,400
EOG Resources, Inc.	3,890	652,897
EQT Corp.	31,300	2,810,114

	Number of Shares	Value
Pioneer Natural Resources Co.	30,400	$5,595,728
Range Resources Corp.	41,586	3,506,116

		14,697,087

Oil & Gas Services — 0.7%
Cameron International Corp. (a)	1,200	71,436
FMC Technologies, Inc. (a)	1,500	78,315
Schlumberger Ltd.	35,500	3,198,905

		3,348,656

		18,045,743

Financial — 9.2%
Banks — 1.3%
Northern Trust Corp.	15,700	971,673
State Street Corp.	50,100	3,676,839
U.S. Bancorp	30,700	1,240,280

		5,888,792

Diversified Financial — 5.8%
American Express Co.	60,850	5,520,920
Ameriprise Financial, Inc.	22,000	2,531,100
Citigroup, Inc.	13,500	703,485
Franklin Resources, Inc.	75,950	4,384,594
The Goldman Sachs Group, Inc.	650	115,219
IntercontinentalExchange Group, Inc.	12,650	2,845,238
Invesco Ltd.	126,600	4,608,240
JP Morgan Chase & Co.	1,600	93,568
Morgan Stanley	99,000	3,104,640
TD Ameritrade Holding Corp.	80,300	2,460,392

		26,367,396

Insurance — 0.3%
Marsh & McLennan Cos., Inc.	22,100	1,068,756

Real Estate Investment Trusts (REITS) — 1.8%
American Tower Corp.	103,670	8,274,940

		41,599,884

Industrial — 12.3%
Aerospace & Defense — 2.1%
The Boeing Co.	55,200	7,534,248
United Technologies Corp.	18,400	2,093,920

		9,628,168

Electronics — 0.1%
Trimble Navigation Ltd. (a)	13,000	451,100

Machinery – Diversified — 1.1%
Flowserve Corp.	22,400	1,765,792
Roper Industries, Inc.	16,700	2,315,956
Wabtec Corp.	12,500	928,375

		5,010,123

Manufacturing — 3.5%
3M Co.	3,700	518,925
Danaher Corp.	163,660	12,634,552
Honeywell International, Inc.	28,100	2,567,497

		15,720,974

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Metal Fabricate & Hardware — 2.2%
Precision Castparts Corp.	36,700	$9,883,310

Transportation — 3.3%
Canadian Pacific Railway Ltd.	4,700	711,204
FedEx Corp.	24,000	3,450,480
J.B. Hunt Transport Services, Inc.	7,800	602,940
Kansas City Southern	30,200	3,739,666
Union Pacific Corp.	23,900	4,015,200
United Continental Holdings, Inc. (a)	70,500	2,667,015

		15,186,505

		55,880,180

Technology — 4.9%
Computers — 2.8%
Accenture PLC Class A	650	53,443
Apple, Inc.	13,520	7,586,207
Cognizant Technology Solutions Corp. Class A (a)	43,600	4,402,728
IHS, Inc. Class A (a)	5,000	598,500

		12,640,878

Software — 2.1%
Autodesk, Inc. (a)	3,200	161,056
Citrix Systems, Inc. (a)	1,500	94,875
Fiserv, Inc. (a)	43,540	2,571,037
Intuit, Inc.	1,200	91,584
Red Hat, Inc. (a)	29,600	1,658,784
Salesforce.com, Inc. (a)	93,100	5,138,189

		9,715,525

		22,356,403

TOTAL COMMON STOCK (Cost $269,185,213)		451,556,127

TOTAL EQUITIES (Cost $269,185,213)		451,556,127

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,001	1,001

TOTAL MUTUAL FUNDS (Cost $1,001)		1,001

TOTAL LONG-TERM INVESTMENTS (Cost $269,186,214)		451,557,128

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$4,000,926	$4,000,926

TOTAL SHORT-TERM INVESTMENTS (Cost $4,000,926)		4,000,926

TOTAL INVESTMENTS — 100.6% (Cost $273,187,140) (c)		455,558,054

Other Assets/(Liabilities) — (0.6)%		(2,595,736)

NET ASSETS — 100.0%		$452,962,318

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,000,929. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $4,081,738.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 93.8%

COMMON STOCK — 93.8%
Basic Materials — 4.8%
Chemicals — 1.0%
E.I. du Pont de Nemours & Co.	54,700	$3,553,859
Potash Corp. of Saskatchewan, Inc.	78,500	2,587,360

		6,141,219

Forest Products & Paper — 1.8%
International Paper Co.	168,400	8,256,652
MeadWestvaco Corp.	82,600	3,050,418

		11,307,070

Iron & Steel — 0.9%
Nucor Corp.	105,000	5,604,900

Mining — 1.1%
Newmont Mining Corp.	88,900	2,047,367
Vulcan Materials Co.	74,300	4,414,906

		6,462,273

		29,515,462

Communications — 9.9%
Media — 3.8%
Cablevision Systems Corp. Class A	156,000	2,797,080
Comcast Corp. Class A	57,700	2,998,380
The McGraw Hill Financial, Inc.	56,900	4,449,580
The New York Times Co. Class A	139,100	2,207,517
Time Warner, Inc.	104,833	7,308,957
The Walt Disney Co.	43,600	3,331,040

		23,092,554

Telecommunications — 6.1%
AT&T, Inc.	246,500	8,666,940
CenturyLink, Inc.	85,805	2,732,889
Cisco Systems, Inc.	221,500	4,972,675
Corning, Inc.	314,500	5,604,390
Harris Corp.	86,800	6,059,508
Telefonica SA	115,473	1,885,050
Verizon Communications, Inc.	105,000	5,159,700
Vodafone Group PLC	635,665	2,498,848

		37,580,000

		60,672,554

Consumer, Cyclical — 7.5%
Auto Manufacturers — 1.2%
Ford Motor Co.	207,600	3,203,268
General Motors Co. (a)	98,349	4,019,524

		7,222,792

Automotive & Parts — 0.7%
Johnson Controls, Inc.	84,800	4,350,240

Distribution & Wholesale — 0.5%
Genuine Parts Co.	40,600	3,377,514

	Number of Shares	Value
Entertainment — 0.4%
The Madison Square Garden Co. Class A (a)	43,725	$2,517,685

Home Furnishing — 0.1%
Whirlpool Corp.	4,200	658,812

Leisure Time — 0.9%
Carnival Corp.	136,300	5,475,171

Retail — 2.6%
Kohl’s Corp.	120,400	6,832,700
Macy’s, Inc.	77,300	4,127,820
Staples, Inc.	278,000	4,417,420
Tiffany & Co.	3,900	361,842

		15,739,782

Toys, Games & Hobbies — 1.1%
Mattel, Inc.	138,200	6,575,556

		45,917,552

Consumer, Non-cyclical — 11.6%
Agriculture — 1.1%
Archer-Daniels-Midland Co.	156,800	6,805,120

Beverages — 0.9%
The Coca-Cola Co.	10,400	429,624
PepsiCo, Inc.	62,800	5,208,632

		5,638,256

Commercial Services — 0.3%
Western Union Co.	124,700	2,151,075

Cosmetics & Personal Care — 0.6%
Avon Products, Inc.	208,800	3,595,536

Foods — 1.3%
Campbell Soup Co.	124,400	5,384,032
McCormick & Co., Inc.	34,600	2,384,632

		7,768,664

Health Care – Products — 1.5%
Johnson & Johnson	97,000	8,884,230

Health Care – Services — 0.5%
Quest Diagnostics, Inc.	57,600	3,083,904

Household Products — 1.0%
The Clorox Co.	67,800	6,289,128

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	122,900	6,532,135
GlaxoSmithKline PLC	120,335	3,209,533
Hospira, Inc. (a)	52,600	2,171,328
Merck & Co., Inc.	138,800	6,946,940
Pfizer, Inc.	257,354	7,882,753

		26,742,689

		70,958,602

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 14.7%
Coal — 0.7%
CONSOL Energy, Inc.	115,400	$4,389,816

Oil & Gas — 13.0%
Anadarko Petroleum Corp.	66,600	5,282,712
Apache Corp.	125,700	10,802,658
BP PLC Sponsored ADR (United Kingdom)	67,800	3,295,758
Chevron Corp.	112,300	14,027,393
ConocoPhillips	34,600	2,444,490
Diamond Offshore Drilling, Inc.	68,000	3,870,560
ENI SpA	51,351	1,241,647
Exxon Mobil Corp.	116,600	11,799,920
Hess Corp.	83,800	6,955,400
Murphy Oil Corp.	96,600	6,267,408
Petroleo Brasileiro SA Sponsored ADR (Brazil)	241,300	3,325,114
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	121,900	8,687,813
Talisman Energy, Inc.	112,900	1,315,285

		79,316,158

Oil & Gas Services — 1.0%
Schlumberger Ltd.	68,600	6,181,546

		89,887,520

Financial — 19.0%
Banks — 9.0%
Bank of America Corp.	611,077	9,514,469
Bank of New York Mellon Corp.	5,400	188,676
Northern Trust Corp.	94,300	5,836,227
PNC Financial Services Group, Inc.	104,800	8,130,384
Regions Financial Corp.	231,600	2,290,524
SunTrust Banks, Inc.	159,600	5,874,876
U.S. Bancorp	256,400	10,358,560
Wells Fargo & Co.	278,800	12,657,520

		54,851,236

Diversified Financial — 4.8%
American Express Co.	75,500	6,850,115
JP Morgan Chase & Co.	283,000	16,549,840
Legg Mason, Inc.	132,600	5,765,448

		29,165,403

Insurance — 4.5%
The Allstate Corp.	125,800	6,861,132
The Chubb Corp.	30,400	2,937,552
Lincoln National Corp.	67,000	3,458,540
Loews Corp.	41,600	2,006,784
Marsh & McLennan Cos., Inc.	159,700	7,723,092
Sun Life Financial, Inc.	68,900	2,434,237
Willis Group Holdings PLC	41,800	1,873,058

		27,294,395

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.7%
Weyerhaeuser Co.	141,942	$4,481,109

		115,792,143

Industrial — 15.5%
Aerospace & Defense — 1.2%
The Boeing Co.	52,400	7,152,076

Building Materials — 0.9%
Masco Corp.	149,900	3,413,223
USG Corp. (a)	81,700	2,318,646

		5,731,869

Electrical Components & Equipment — 1.2%
Emerson Electric Co.	106,600	7,481,188

Electronics — 0.3%
Agilent Technologies, Inc.	34,700	1,984,493

Hand & Machine Tools — 0.5%
Stanley Black & Decker, Inc.	39,800	3,211,462

Machinery – Construction & Mining — 0.6%
Joy Global, Inc.	57,700	3,374,873

Machinery – Diversified — 1.3%
Deere & Co.	41,800	3,817,594
Xylem, Inc.	108,900	3,767,940

		7,585,534

Manufacturing — 6.3%
Eaton Corp. PLC	45,784	3,485,078
General Electric Co.	654,700	18,351,241
Honeywell International, Inc.	87,300	7,976,601
Illinois Tool Works, Inc.	104,500	8,786,360

		38,599,280

Transportation — 3.2%
Norfolk Southern Corp.	70,500	6,544,515
United Continental Holdings, Inc. (a)	157,200	5,946,876
United Parcel Service, Inc. Class B	65,600	6,893,248

		19,384,639

		94,505,414

Technology — 5.7%
Computers — 2.0%
Apple, Inc.	13,600	7,631,096
Computer Sciences Corp.	77,200	4,313,936

		11,945,032

Semiconductors — 2.2%
Analog Devices, Inc.	86,800	4,420,724
Applied Materials, Inc.	264,200	4,673,698
Texas Instruments, Inc.	100,400	4,408,564

		13,502,986

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 1.5%
CA, Inc.	52,000	$1,749,800
Microsoft Corp.	194,700	7,287,621

		9,037,421

		34,485,439

Utilities — 5.1%
Electric — 4.0%
The AES Corp.	161,000	2,336,110
Duke Energy Corp.	98,133	6,772,158
Entergy Corp.	82,700	5,232,429
Exelon Corp.	147,000	4,026,330
FirstEnergy Corp.	86,000	2,836,280
Xcel Energy, Inc.	121,100	3,383,534

		24,586,841

Gas — 1.1%
NiSource, Inc.	204,500	6,723,960

		31,310,801

TOTAL COMMON STOCK (Cost $386,184,065)		573,045,487

PREFERRED STOCK — 0.0%
Financial — 0.0%
Real Estate Investment Trusts (REITS) — 0.0%
Weyerhaeuser Co. 6.375%	5,400	302,616

TOTAL PREFERRED STOCK (Cost $270,000)		302,616

TOTAL EQUITIES (Cost $386,454,065)		573,348,103

MUTUAL FUNDS — 2.2%
Diversified Financial — 2.2%
T. Rowe Price Reserve Investment Fund	13,649,033	13,649,033

TOTAL MUTUAL FUNDS (Cost $13,649,033)		13,649,033

TOTAL LONG-TERM INVESTMENTS (Cost $400,103,098)		586,997,136

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.9%
Repurchase Agreement — 4.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$29,853,579	$29,853,579

TOTAL SHORT-TERM INVESTMENTS (Cost $29,853,579)		29,853,579

TOTAL INVESTMENTS — 100.9% (Cost $429,956,677) (c)		616,850,715

Other Assets/(Liabilities) — (0.9)%		(5,626,098)

NET ASSETS — 100.0%		$611,224,617

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $29,853,596. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $30,454,642.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Basic Materials — 3.2%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	5,099	$569,967
Airgas, Inc.	1,578	176,499
CF Industries Holdings, Inc.	1,397	325,557
The Dow Chemical Co.	29,461	1,308,068
E.I. du Pont de Nemours & Co.	22,588	1,467,542
Eastman Chemical Co.	3,707	299,155
Ecolab, Inc.	6,625	690,789
FMC Corp.	3,191	240,793
International Flavors & Fragrances, Inc.	1,994	171,444
LyondellBasell Industries NV Class A	10,643	854,420
Monsanto Co.	12,801	1,491,957
The Mosaic Co.	8,323	393,428
PPG Industries, Inc.	3,469	657,931
Praxair, Inc.	7,190	934,916
The Sherwin-Williams Co.	2,091	383,699
Sigma-Aldrich Corp.	2,916	274,133

		10,240,298

Forest Products & Paper — 0.1%
International Paper Co.	10,882	533,545
MeadWestvaco Corp.	4,396	162,344

		695,889

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,599	92,602
Cliffs Natural Resources, Inc.	3,757	98,471
Nucor Corp.	7,695	410,759
United States Steel Corp.	3,654	107,793

		709,625

Mining — 0.4%
Alcoa, Inc.	25,830	274,573
Freeport-McMoRan Copper & Gold, Inc.	25,238	952,482
Newmont Mining Corp.	12,189	280,713
Vulcan Materials Co.	3,189	189,490

		1,697,258

		13,343,070

Communications — 12.6%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	10,204	180,611
Omnicom Group, Inc.	6,310	469,275

		649,886

	Number of Shares	Value
Internet — 4.7%
Akamai Technologies, Inc. (a)	4,296	$202,685
Amazon.com, Inc. (a)	9,024	3,598,681
eBay, Inc. (a)	28,461	1,562,224
Expedia, Inc.	2,466	171,782
F5 Networks, Inc. (a)	1,902	172,816
Facebook, Inc. Class A (a)	40,041	2,188,641
Google, Inc. Class A (a)	6,833	7,657,811
Netflix, Inc. (a)	1,436	528,692
Priceline.com, Inc. (a)	1,256	1,459,974
Symantec Corp.	16,870	397,795
TripAdvisor, Inc. (a)	2,752	227,948
VeriSign, Inc. (a)	3,092	184,840
Yahoo!, Inc. (a)	22,977	929,190

		19,283,079

Media — 3.7%
Cablevision Systems Corp. Class A	5,210	93,415
CBS Corp. Class B	13,530	862,402
Comcast Corp. Class A	63,438	3,296,556
DIRECTV (a)	11,903	822,378
Discovery Communications, Inc. Series A (a)	5,499	497,220
Gannett Co., Inc.	5,453	161,300
Graham Holdings Co.	105	69,649
The McGraw Hill Financial, Inc.	6,546	511,897
News Corp. Class A (a)	12,131	218,601
Nielsen Holdings NV	6,165	282,912
Scripps Networks Interactive Class A	2,677	231,319
Time Warner Cable, Inc.	6,865	930,207
Time Warner, Inc.	22,027	1,535,722
Twenty-First Century Fox Class A	47,784	1,681,041
Viacom, Inc. Class B	9,903	864,928
The Walt Disney Co.	39,784	3,039,498

		15,099,045

Telecommunications — 4.0%
AT&T, Inc.	128,088	4,503,574
CenturyLink, Inc.	14,541	463,131
Cisco Systems, Inc.	130,153	2,921,935
Corning, Inc.	35,246	628,084
Crown Castle International Corp. (a)	8,178	600,511
Frontier Communications Corp.	23,686	110,140
Harris Corp.	2,633	183,810
Juniper Networks, Inc. (a)	12,213	275,647
Motorola Solutions, Inc.	5,616	379,080
QUALCOMM, Inc.	41,130	3,053,902
Verizon Communications, Inc.	69,631	3,421,667
Windstream Corp.	14,725	117,505

		16,658,986

		51,690,996

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Cyclical — 9.5%
Airlines — 0.2%
Delta Air Lines, Inc.	20,684	$568,189
Southwest Airlines Co.	16,990	320,092

		888,281

Apparel — 0.6%
Nike, Inc. Class B	18,119	1,424,878
Ralph Lauren Corp.	1,472	259,911
VF Corp.	8,500	529,890

		2,214,679

Auto Manufacturers — 0.8%
Ford Motor Co.	95,708	1,476,774
General Motors Co. (a)	27,738	1,133,652
Paccar, Inc.	8,646	511,584

		3,122,010

Automotive & Parts — 0.4%
BorgWarner, Inc.	5,546	310,077
Delphi Automotive PLC	6,852	412,011
The Goodyear Tire & Rubber Co.	6,060	144,531
Johnson Controls, Inc.	16,719	857,684

		1,724,303

Distribution & Wholesale — 0.3%
Fastenal Co.	6,567	311,998
Fossil Group, Inc. (a)	1,228	147,287
Genuine Parts Co.	3,758	312,628
W.W. Grainger, Inc.	1,507	384,918

		1,156,831

Entertainment — 0.0%
International Game Technology	6,125	111,230

Home Builders — 0.1%
D.R. Horton, Inc.	6,697	149,477
Lennar Corp. Class A	4,125	163,185
PulteGroup, Inc.	8,172	166,464

		479,126

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,598	130,796
Whirlpool Corp.	1,930	302,740

		433,536

Housewares — 0.1%
Newell Rubbermaid, Inc.	7,120	230,759

Leisure Time — 0.2%
Carnival Corp.	10,761	432,269
Harley-Davidson, Inc.	5,420	375,281

		807,550

Lodging — 0.3%
Marriott International, Inc. Class A	5,479	270,443
Starwood Hotels & Resorts Worldwide, Inc.	4,621	367,138

	Number of Shares	Value
Wyndham Worldwide Corp.	3,156	$232,566
Wynn Resorts Ltd.	1,984	385,313

		1,255,460

Retail — 6.2%
AutoNation, Inc. (a)	1,550	77,020
AutoZone, Inc. (a)	833	398,124
Bed Bath & Beyond, Inc. (a)	5,207	418,122
Best Buy Co., Inc.	6,620	264,006
CarMax, Inc. (a)	5,501	258,657
Chipotle Mexican Grill, Inc. (a)	761	405,446
Coach, Inc.	6,807	382,077
Costco Wholesale Corp.	10,646	1,266,980
CVS Caremark Corp.	28,988	2,074,671
Darden Restaurants, Inc.	3,192	173,549
Dollar General Corp. (a)	7,107	428,694
Dollar Tree, Inc. (a)	5,077	286,444
Family Dollar Stores, Inc.	2,300	149,431
GameStop Corp. Class A	2,859	140,834
The Gap, Inc.	6,436	251,519
The Home Depot, Inc.	34,289	2,823,356
Kohl’s Corp.	4,973	282,218
L Brands, Inc.	5,960	368,626
Lowe’s Cos., Inc.	25,408	1,258,966
Macy’s, Inc.	8,952	478,037
McDonald’s Corp.	24,200	2,348,126
Michael Kors Holdings Ltd. (a)	4,357	353,745
Nordstrom, Inc.	3,462	213,952
O’Reilly Automotive, Inc. (a)	2,596	334,131
PetSmart, Inc.	2,466	179,401
PVH Corp.	1,988	270,408
Ross Stores, Inc.	5,347	400,651
Staples, Inc.	16,328	259,452
Starbucks Corp.	18,387	1,441,357
Target Corp.	15,402	974,485
Tiffany & Co.	2,667	247,444
The TJX Cos., Inc.	17,246	1,099,088
Urban Outfitters, Inc. (a)	2,740	101,654
Wal-Mart Stores, Inc.	39,370	3,098,025
Walgreen Co.	21,248	1,220,485
Yum! Brands, Inc.	10,813	817,571

		25,546,752

Textiles — 0.1%
Cintas Corp.	2,373	141,407
Mohawk Industries, Inc. (a)	1,492	222,159

		363,566

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,723	149,792
Mattel, Inc.	8,140	387,301

		537,093

		38,871,176

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 22.1%
Agriculture — 1.7%
Altria Group, Inc.	48,681	$1,868,864
Archer-Daniels-Midland Co.	15,945	692,013
Lorillard, Inc.	8,955	453,839
Philip Morris International, Inc.	38,993	3,397,460
Reynolds American, Inc.	7,612	380,524

		6,792,700

Beverages — 2.1%
Brown-Forman Corp. Class B	3,962	299,408
The Coca-Cola Co.	92,452	3,819,192
Coca-Cola Enterprises, Inc.	5,934	261,867
Constellation Brands, Inc. Class A (a)	4,029	283,561
Dr. Pepper Snapple Group, Inc.	4,892	238,338
Molson Coors Brewing Co. Class B	3,910	219,547
Monster Beverage Corp. (a)	3,308	224,183
PepsiCo, Inc.	37,340	3,096,980

		8,443,076

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (a)	4,752	632,301
Amgen, Inc.	18,376	2,097,804
Biogen Idec, Inc. (a)	5,754	1,609,682
Celgene Corp. (a)	10,021	1,693,148
Life Technologies Corp. (a)	4,188	317,450
Regeneron Pharmaceuticals, Inc. (a)	1,910	525,709
Vertex Pharmaceuticals, Inc. (a)	5,678	421,875

		7,297,969

Commercial Services — 2.2%
The ADT Corp.	4,882	197,574
Alliance Data Systems Corp. (a)	1,197	314,727
Automatic Data Processing, Inc.	11,701	945,558
Equifax, Inc.	3,039	209,964
H&R Block, Inc.	6,515	189,196
Iron Mountain, Inc.	4,151	125,983
MasterCard, Inc. Class A	2,516	2,102,017
McKesson Corp.	5,604	904,486
Moody’s Corp.	4,545	356,646
Paychex, Inc.	7,856	357,684
Quanta Services, Inc. (a)	5,092	160,703
Robert Half International, Inc.	3,333	139,953
Total System Services, Inc.	3,920	130,458
Visa, Inc. Class A	12,400	2,761,232
Western Union Co.	13,509	233,030

		9,129,211

Cosmetics & Personal Care — 1.8%
Avon Products, Inc.	10,651	183,410
Colgate-Palmolive Co.	21,368	1,393,408
The Estee Lauder Cos., Inc. Class A	6,232	469,394
The Procter & Gamble Co.	66,188	5,388,365

		7,434,577

	Number of Shares	Value
Foods — 1.7%
Campbell Soup Co.	4,303	$186,234
ConAgra Foods, Inc.	10,279	346,402
General Mills, Inc.	15,496	773,405
The Hershey Co.	3,688	358,584
Hormel Foods Corp.	3,209	144,951
The J.M. Smucker Co.	2,602	269,619
Kellogg Co.	6,180	377,413
Kraft Foods Group, Inc.	14,550	784,536
The Kroger Co.	12,633	499,383
McCormick & Co., Inc.	3,202	220,682
Mondelez International, Inc. Class A	42,721	1,508,051
Safeway, Inc.	6,009	195,713
Sysco Corp.	14,141	510,490
Tyson Foods, Inc. Class A	6,542	218,895
Whole Foods Market, Inc.	9,070	524,518

		6,918,876

Health Care – Products — 3.1%
Baxter International, Inc.	13,202	918,199
Becton, Dickinson & Co.	4,760	525,932
Boston Scientific Corp. (a)	32,846	394,809
C.R. Bard, Inc.	1,861	249,262
CareFusion Corp. (a)	5,097	202,963
Covidien PLC	11,216	763,810
Edwards Lifesciences Corp. (a)	2,620	172,291
Intuitive Surgical, Inc. (a)	927	356,042
Johnson & Johnson	68,639	6,286,646
Medtronic, Inc.	24,329	1,396,241
St. Jude Medical, Inc.	7,142	442,447
Stryker Corp.	7,175	539,130
Varian Medical Systems, Inc. (a)	2,511	195,080
Zimmer Holdings, Inc.	4,139	385,713

		12,828,565

Health Care – Services — 1.4%
Aetna, Inc.	8,886	609,491
Cigna Corp.	6,743	589,878
DaVita HealthCare Partners, Inc. (a)	4,316	273,505
Humana, Inc.	3,834	395,745
Laboratory Corporation of America Holdings (a)	2,074	189,501
Quest Diagnostics, Inc.	3,461	185,302
Tenet Healthcare Corp. (a)	2,488	104,795
Thermo Fisher Scientific, Inc.	8,832	983,443
UnitedHealth Group, Inc.	24,513	1,845,829
WellPoint, Inc.	7,202	665,393

		5,842,882

Household Products — 0.4%
Avery Dennison Corp.	2,358	118,348
Beam, Inc.	3,951	268,905
The Clorox Co.	3,134	290,710
Kimberly-Clark Corp.	9,271	968,449

		1,646,412

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.9%
Abbott Laboratories	37,654	$1,443,278
AbbVie, Inc.	38,794	2,048,711
Actavis PLC (a)	4,229	710,472
Allergan, Inc.	7,222	802,220
AmerisourceBergen Corp.	5,585	392,681
Bristol-Myers Squibb Co.	40,032	2,127,701
Cardinal Health, Inc.	8,359	558,465
DENTSPLY International, Inc.	3,537	171,474
Eli Lilly & Co.	24,172	1,232,772
Express Scripts Holding Co. (a)	19,626	1,378,530
Forest Laboratories, Inc. (a)	5,692	341,691
Gilead Sciences, Inc. (a)	37,317	2,804,372
Hospira, Inc. (a)	3,952	163,138
Mead Johnson Nutrition Co.	4,911	411,345
Merck & Co., Inc.	71,174	3,562,259
Mylan, Inc. (a)	9,304	403,794
Patterson Cos., Inc.	1,940	79,928
Perrigo Co. PLC	3,247	498,285
Pfizer, Inc.	157,825	4,834,180
Zoetis, Inc.	12,190	398,491

		24,363,787

		90,698,055

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	7,682	217,708

Energy — 10.1%
Coal — 0.1%
CONSOL Energy, Inc.	5,491	208,878
Peabody Energy Corp.	6,533	127,589

		336,467

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,670	91,249

Oil & Gas — 7.9%
Anadarko Petroleum Corp.	12,306	976,112
Apache Corp.	9,720	835,337
Cabot Oil & Gas Corp.	10,236	396,747
Chesapeake Energy Corp.	12,225	331,786
Chevron Corp.	46,808	5,846,787
ConocoPhillips	29,811	2,106,147
Denbury Resources, Inc. (a)	9,199	151,140
Devon Energy Corp.	9,248	572,174
Diamond Offshore Drilling, Inc.	1,713	97,504
Ensco PLC Class A	5,621	321,409
EOG Resources, Inc.	6,644	1,115,129
EQT Corp.	3,629	325,812
Exxon Mobil Corp.	106,330	10,760,596
Helmerich & Payne, Inc.	2,550	214,404
Hess Corp.	6,943	576,269
Marathon Oil Corp.	16,970	599,041
Marathon Petroleum Corp.	7,333	672,656

	Number of Shares	Value
Murphy Oil Corp.	4,216	$273,534
Nabors Industries Ltd.	6,428	109,212
Newfield Exploration Co. (a)	3,376	83,151
Noble Corp. PLC	6,201	232,351
Noble Energy, Inc.	8,724	594,192
Occidental Petroleum Corp.	19,633	1,867,098
Phillips 66	14,601	1,126,175
Pioneer Natural Resources Co.	3,475	639,643
QEP Resources, Inc.	4,430	135,780
Range Resources Corp.	3,949	332,940
Rowan Cos. PLC Class A (a)	3,065	108,378
Southwestern Energy Co. (a)	8,503	334,423
Tesoro Corp.	3,293	192,641
Valero Energy Corp.	13,062	658,325
WPX Energy, Inc. (a)	4,711	96,010

		32,682,903

Oil & Gas Services — 1.6%
Baker Hughes, Inc.	10,757	594,432
Cameron International Corp. (a)	5,795	344,976
FMC Technologies, Inc. (a)	5,786	302,087
Halliburton Co.	20,677	1,049,358
National Oilwell Varco, Inc.	10,502	835,224
Schlumberger Ltd.	32,049	2,887,935
Transocean Ltd.	8,277	409,049

		6,423,061

Pipelines — 0.5%
Kinder Morgan, Inc.	16,478	593,208
ONEOK, Inc.	4,952	307,915
Spectra Energy Corp.	16,411	584,560
The Williams Cos., Inc.	16,586	639,722

		2,125,405

		41,659,085

Financial — 15.5%
Banks — 4.5%
Bank of America Corp.	259,614	4,042,190
Bank of New York Mellon Corp.	27,869	973,743
BB&T Corp.	17,153	640,150
Capital One Financial Corp.	14,069	1,077,826
Comerica, Inc.	4,561	216,830
Fifth Third Bancorp	21,710	456,561
Huntington Bancshares, Inc.	20,420	197,053
KeyCorp	21,658	290,650
M&T Bank Corp.	3,178	369,983
Northern Trust Corp.	5,477	338,972
PNC Financial Services Group, Inc.	12,868	998,300
Regions Financial Corp.	33,248	328,823
State Street Corp.	10,696	784,979
SunTrust Banks, Inc.	13,104	482,358
U.S. Bancorp	44,463	1,796,305
Wells Fargo & Co.	116,670	5,296,818
Zions Bancorp	4,420	132,423

		18,423,964

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 4.9%
American Express Co.	22,450	$2,036,888
Ameriprise Financial, Inc.	4,765	548,213
BlackRock, Inc.	3,105	982,639
The Charles Schwab Corp.	28,167	732,342
Citigroup, Inc.	73,821	3,846,812
CME Group, Inc.	7,685	602,965
Discover Financial Services	11,597	648,852
E*TRADE Financial Corp. (a)	7,170	140,819
Franklin Resources, Inc.	9,901	571,585
The Goldman Sachs Group, Inc.	10,257	1,818,156
IntercontinentalExchange Group, Inc.	2,807	631,350
Invesco Ltd.	10,864	395,450
JP Morgan Chase & Co.	91,497	5,350,745
Legg Mason, Inc.	2,518	109,483
Morgan Stanley	33,544	1,051,940
The NASDAQ OMX Group, Inc.	2,919	116,176
SLM Corp.	10,685	280,802
T. Rowe Price Group, Inc.	6,401	536,212

		20,401,429

Insurance — 4.2%
ACE Ltd.	8,253	854,433
Aflac, Inc.	11,368	759,382
The Allstate Corp.	11,077	604,140
American International Group, Inc.	35,755	1,825,293
Aon PLC	7,349	616,508
Assurant, Inc.	1,723	114,356
Berkshire Hathaway, Inc. Class B (a)	43,801	5,193,047
The Chubb Corp.	6,099	589,346
Cincinnati Financial Corp.	3,504	183,505
Genworth Financial, Inc. Class A (a)	12,314	191,236
The Hartford Financial Services Group, Inc.	10,831	392,407
Lincoln National Corp.	6,348	327,684
Loews Corp.	7,500	361,800
Marsh & McLennan Cos., Inc.	13,370	646,573
MetLife, Inc.	27,293	1,471,639
Principal Financial Group, Inc.	6,637	327,270
The Progressive Corp.	13,346	363,945
Prudential Financial, Inc.	11,224	1,035,077
Torchmark Corp.	2,243	175,290
The Travelers Cos., Inc.	8,903	806,078
Unum Group	6,268	219,881
XL Group PLC	6,795	216,353

		17,275,243

Real Estate — 0.0%
CBRE Group, Inc. (a)	6,702	176,263

Real Estate Investment Trusts (REITS) — 1.8%
American Tower Corp.	9,614	767,389
Apartment Investment & Management Co. Class A	3,453	89,467
AvalonBay Communities, Inc.	2,987	353,153

	Number of Shares	Value
Boston Properties, Inc.	3,699	$371,269
Equity Residential	8,195	425,075
General Growth Properties, Inc.	12,991	260,729
HCP, Inc.	11,089	402,752
Health Care REIT, Inc.	6,975	373,651
Host Hotels & Resorts, Inc.	18,483	359,310
Kimco Realty Corp.	10,104	199,554
The Macerich Co.	3,376	198,813
Plum Creek Timber Co., Inc.	4,317	200,784
Prologis, Inc.	12,114	447,612
Public Storage	3,552	534,647
Simon Property Group, Inc.	7,576	1,152,764
Ventas, Inc.	7,116	407,604
Vornado Realty Trust	4,253	377,624
Weyerhaeuser Co.	14,230	449,241

		7,371,438

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	12,010	113,254
People’s United Financial, Inc.	7,564	114,368

		227,622

		63,875,959

Industrial — 10.5%
Aerospace & Defense — 2.0%
The Boeing Co.	16,828	2,296,854
General Dynamics Corp.	8,157	779,401
L-3 Communications Holdings, Inc.	2,150	229,749
Lockheed Martin Corp.	6,573	977,142
Northrop Grumman Corp.	5,405	619,467
Raytheon Co.	7,748	702,744
Rockwell Collins, Inc.	3,315	245,045
United Technologies Corp.	20,523	2,335,517

		8,185,919

Building Materials — 0.1%
Masco Corp.	8,770	199,693

Electrical Components & Equipment — 0.4%
AMETEK, Inc.	5,942	312,965
Emerson Electric Co.	17,107	1,200,569

		1,513,534

Electronics — 0.5%
Agilent Technologies, Inc.	8,076	461,866
Allegion PLC (a)	2,192	96,865
Amphenol Corp. Class A	3,879	345,929
FLIR Systems, Inc.	3,474	104,567
Garmin Ltd.	2,954	136,534
Jabil Circuit, Inc.	4,587	79,997
PerkinElmer, Inc.	2,803	115,568
TE Connectivity Ltd.	10,033	552,919
Waters Corp. (a)	2,120	212,000

		2,106,245

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.1%
Fluor Corp.	3,917	$314,496
Jacobs Engineering Group, Inc. (a)	3,185	200,623

		515,119

Environmental Controls — 0.2%
Republic Services, Inc.	6,657	221,012
Stericycle, Inc. (a)	2,043	237,335
Waste Management, Inc.	10,673	478,898

		937,245

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,416	155,080
Stanley Black & Decker, Inc.	3,777	304,766

		459,846

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	15,530	1,410,279
Ingersoll-Rand PLC	6,576	405,082
Joy Global, Inc.	2,537	148,389

		1,963,750

Machinery – Diversified — 0.6%
Cummins, Inc.	4,216	594,329
Deere & Co.	9,315	850,739
Flowserve Corp.	3,358	264,711
Rockwell Automation, Inc.	3,417	403,753
Roper Industries, Inc.	2,442	338,657
Xylem, Inc.	4,545	157,257

		2,609,446

Manufacturing — 3.9%
3M Co.	15,568	2,183,412
Danaher Corp.	14,588	1,126,194
Dover Corp.	4,179	403,441
Eaton Corp. PLC	11,613	883,982
General Electric Co.	246,216	6,901,434
Honeywell International, Inc.	19,103	1,745,441
Illinois Tool Works, Inc.	9,916	833,737
Leggett & Platt, Inc.	3,501	108,321
Pall Corp.	2,741	233,944
Parker Hannifin Corp.	3,672	472,366
Pentair Ltd.	4,908	381,204
Textron, Inc.	6,989	256,916
Tyco International Ltd.	11,316	464,409

		15,994,801

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,529	950,360

Packaging & Containers — 0.2%
Ball Corp.	3,465	179,002
Bemis Co., Inc.	2,424	99,287
Owens-Illinois, Inc. (a)	4,008	143,406
Sealed Air Corp.	4,906	167,050

		588,745

	Number of Shares	Value
Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	3,688	$215,158
CSX Corp.	24,726	711,367
Expeditors International of Washington, Inc.	5,004	221,427
FedEx Corp.	7,252	1,042,620
Kansas City Southern	2,707	335,208
Norfolk Southern Corp.	7,468	693,254
Ryder System, Inc.	1,306	96,357
Union Pacific Corp.	11,213	1,883,784
United Parcel Service, Inc. Class B	17,400	1,828,392

		7,027,567

		43,052,270

Technology — 11.3%
Computers — 5.7%
Accenture PLC Class A	15,480	1,272,766
Apple, Inc.	21,902	12,289,431
Cognizant Technology Solutions Corp. Class A (a)	7,344	741,597
Computer Sciences Corp.	3,521	196,753
EMC Corp.	50,152	1,261,323
Hewlett-Packard Co.	46,622	1,304,484
International Business Machines Corp.	24,845	4,660,177
NetApp, Inc.	8,287	340,927
SanDisk Corp.	5,512	388,816
Seagate Technology PLC	7,908	444,113
Teradata Corp. (a)	3,945	179,458
Western Digital Corp.	5,075	425,793

		23,505,638

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	5,111	119,086
Xerox Corp.	28,251	343,815

		462,901

Semiconductors — 1.9%
Altera Corp.	7,767	252,660
Analog Devices, Inc.	7,502	382,077
Applied Materials, Inc.	29,324	518,742
Broadcom Corp. Class A	13,061	387,259
Intel Corp.	121,067	3,142,899
KLA-Tencor Corp.	4,004	258,098
Lam Research Corp. (a)	3,963	215,785
Linear Technology Corp.	5,600	255,080
LSI Corp.	13,065	143,976
Microchip Technology, Inc.	4,921	220,215
Micron Technology, Inc. (a)	25,474	554,314
NVIDIA Corp.	14,115	226,122
Texas Instruments, Inc.	26,724	1,173,451
Xilinx, Inc.	6,539	300,271

		8,030,949

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 3.6%
Adobe Systems, Inc. (a)	11,384	$681,674
Autodesk, Inc. (a)	5,422	272,889
CA, Inc.	7,766	261,326
Cerner Corp. (a)	7,108	396,200
Citrix Systems, Inc. (a)	4,599	290,887
The Dun & Bradstreet Corp.	904	110,966
Electronic Arts, Inc. (a)	7,610	174,573
Fidelity National Information Services, Inc.	7,015	376,565
Fiserv, Inc. (a)	6,338	374,259
Intuit, Inc.	6,953	530,653
Microsoft Corp.	184,944	6,922,454
Oracle Corp.	85,419	3,268,131
Red Hat, Inc. (a)	4,633	259,633
Salesforce.com, Inc. (a)	13,434	741,423

		14,661,633

		46,661,121

Utilities — 2.8%
Electric — 2.6%
The AES Corp.	16,050	232,886
Ameren Corp.	5,851	211,572
American Electric Power Co., Inc.	11,913	556,814
CenterPoint Energy, Inc.	10,564	244,874
CMS Energy Corp.	6,604	176,789
Consolidated Edison, Inc.	7,180	396,910
Dominion Resources, Inc.	14,111	912,841
DTE Energy Co.	4,273	283,684
Duke Energy Corp.	17,137	1,182,624
Edison International	7,992	370,030
Entergy Corp.	4,299	271,998
Exelon Corp.	20,960	574,094
FirstEnergy Corp.	10,231	337,418
Integrys Energy Group, Inc.	1,987	108,113
NextEra Energy, Inc.	10,440	893,873
Northeast Utilities	7,640	323,860
NRG Energy, Inc.	7,911	227,204
Pepco Holdings, Inc.	6,057	115,870
PG&E Corp.	10,945	440,865
Pinnacle West Capital Corp.	2,700	142,884
PPL Corp.	15,409	463,657
Public Service Enterprise Group, Inc.	12,349	395,662
SCANA Corp.	3,400	159,562
The Southern Co.	21,349	877,657
TECO Energy, Inc.	4,922	84,855
Wisconsin Energy Corp.	5,564	230,016
Xcel Energy, Inc.	12,143	339,275

		10,555,887

Gas — 0.2%
AGL Resources, Inc.	2,800	132,244
NiSource, Inc.	7,615	250,381

	Number of Shares	Value
Sempra Energy	5,558	$498,886

		881,511

		11,437,398

TOTAL COMMON STOCK (Cost $235,828,910)		401,506,838

TOTAL EQUITIES (Cost $235,828,910)		401,506,838

TOTAL LONG-TERM INVESTMENTS (Cost $235,828,910)		401,506,838

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$9,565,224	9,565,224

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	1,329	1,329

U.S. Treasury Bills — 0.1%
U.S. Treasury Bill (c) 0.000% 4/10/14	605,000	604,906

TOTAL SHORT-TERM INVESTMENTS (Cost $10,171,459)		10,171,459

TOTAL INVESTMENTS — 100.1% (Cost $246,000,369) (d)		411,678,297

Other Assets/(Liabilities) — (0.1)%		(559,275)

NET ASSETS — 100.0%		$411,119,022

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $9,565,229. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $9,760,163.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 91.6%

COMMON STOCK — 91.6%
Consumer, Cyclical — 32.0%
Auto Manufacturers — 6.2%
General Motors Co. (a)	261,000	$10,667,070

Automotive & Parts — 4.2%
Delphi Automotive PLC	121,000	7,275,730

Entertainment — 5.4%
Gaming and Leisure Properties, Inc. (a)	141,000	7,164,210
Penn National Gaming, Inc. (a)	141,000	2,020,530

		9,184,740

Lodging — 4.0%
Starwood Hotels & Resorts Worldwide, Inc.	87,000	6,912,150

Retail — 10.1%
CarMax, Inc. (a)	60,000	2,821,200
Family Dollar Stores, Inc.	127,000	8,251,190
Tiffany & Co.	67,000	6,216,260

		17,288,650

Textiles — 2.1%
Fifth & Pacific Cos., Inc. (a)	112,000	3,591,840

		54,920,180

Consumer, Non-cyclical — 5.2%
Commercial Services — 5.2%
Visa, Inc. Class A	40,500	9,018,540

Energy — 8.2%
Oil & Gas Services — 8.2%
Dresser-Rand Group, Inc. (a)	93,000	5,545,590
National Oilwell Varco, Inc.	106,500	8,469,945

		14,015,535

Financial — 24.3%
Banks — 5.4%
Wells Fargo & Co.	203,500	9,238,900

Diversified Financial — 10.3%
Franklin Resources, Inc.	156,000	9,005,880
JP Morgan Chase & Co.	147,500	8,625,800

		17,631,680

Insurance — 8.6%
American International Group, Inc.	182,500	9,316,625
Aon PLC	65,000	5,452,850

		14,769,475

		41,640,055

Industrial — 6.7%
Aerospace & Defense — 3.7%
Triumph Group, Inc.	84,000	6,389,880

	Number of Shares	Value
Manufacturing — 3.0%
Illinois Tool Works, Inc.	62,000	$5,212,960

		11,602,840

Technology — 15.2%
Semiconductors — 10.8%
Applied Materials, Inc.	517,800	9,159,882
Intel Corp.	363,000	9,423,480

		18,583,362

Software — 4.4%
Oracle Corp.	196,000	7,498,960

		26,082,322

TOTAL COMMON STOCK (Cost $108,693,074)		157,279,472

TOTAL EQUITIES (Cost $108,693,074)		157,279,472

TOTAL LONG-TERM INVESTMENTS (Cost $108,693,074)		157,279,472

	Principal Amount
SHORT-TERM INVESTMENTS — 8.4%
Repurchase Agreement — 8.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$14,354,014	14,354,014

TOTAL SHORT-TERM INVESTMENTS (Cost $14,354,014)		14,354,014

TOTAL INVESTMENTS — 100.0% (Cost $123,047,088) (c)		171,633,486

Other Assets/(Liabilities) — (0.0)%		(18,981)

NET ASSETS — 100.0%		$171,614,505

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $14,354,022. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $14,644,322.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.4%
Basic Materials — 4.1%
Chemicals — 2.8%
Akzo Nobel NV	116,910	$9,070,845
Lonza Group AG Registered	28,140	2,678,643

		11,749,488

Iron & Steel — 1.3%
POSCO ADR (Republic of Korea)	68,558	5,347,524

		17,097,012

Communications — 11.6%
Internet — 1.1%
Trend Micro, Inc. (a) (b)	131,100	4,594,581

Media — 1.7%
Reed Elsevier NV	111,923	2,378,080
Vivendi SA	185,122	4,897,237

		7,275,317

Telecommunications — 8.8%
China Mobile Ltd.	306,000	3,179,367
China Telecom Corp. Ltd. Class H	10,439,643	5,277,505
Singapore Telecommunications Ltd.	1,849,000	5,374,311
Singapore Telecommunications Ltd.	174,000	503,264
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden) (b)	244,887	2,997,417
Telefonica SA Sponsored ADR (Spain)	377,319	6,165,392
Telenor ASA	241,046	5,756,131
Vodafone Group PLC Sponsored ADR (United Kingdom)	195,185	7,672,722

		36,926,109

		48,796,007

Consumer, Cyclical — 9.5%
Airlines — 0.6%
Deutsche Lufthansa AG (a)	120,680	2,560,792

Auto Manufacturers — 2.7%
Nissan Motor Co. Ltd.	533,170	4,488,433
Toyota Motor Corp. Sponsored ADR (Japan)	57,405	6,998,818

		11,487,251

Automotive & Parts — 2.2%
Cie Generale des Etablissements Michelin Class B	62,880	6,710,204
Hyundai Mobis	8,988	2,502,416

		9,212,620

Distribution & Wholesale — 1.2%
ITOCHU Corp.	424,800	5,257,519

	Number of Shares	Value
Retail — 2.8%
Kingfisher PLC	934,294	$5,972,807
Marks & Spencer Group PLC	784,600	5,639,802

		11,612,609

		40,130,791

Consumer, Non-cyclical — 16.6%
Beverages — 0.7%
Suntory Beverage & Food Ltd. (b)	96,400	3,073,516

Biotechnology — 0.1%
Algeta ASA (a)	4,430	262,442

Commercial Services — 0.5%
G4S PLC	514,470	2,237,992

Foods — 1.9%
Tesco PLC	1,014,370	5,617,820
Unilever PLC	54,537	2,237,013

		7,854,833

Health Care – Products — 0.7%
Getinge AB	85,370	2,928,174

Pharmaceuticals — 12.7%
Bayer AG	58,420	8,195,938
GlaxoSmithKline PLC	289,214	7,713,814
Merck KGaA	29,060	5,235,751
Novartis AG	71,500	5,722,178
Roche Holding AG	33,990	9,527,974
Sanofi	106,498	11,336,281
Shire Ltd.	32,200	1,517,319
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	102,494	4,107,960

		53,357,215

		69,714,172

Diversified — 0.9%
Holding Company – Diversified — 0.9%
Hutchison Whampoa Ltd.	236,291	3,230,810
Noble Group Ltd. (b)	424,000	361,026

		3,591,836

Energy — 11.8%
Coal — 0.5%
China Shenhua Energy Co. Ltd. Class H	648,000	2,060,473

Oil & Gas — 10.3%
BP PLC	492,664	3,990,956
ENI SpA	248,859	6,017,312
Galp Energia SGPS SA	251,400	4,127,661
Petroleo Brasileiro SA Sponsored ADR (Brazil)	164,710	2,419,590
Repsol YPF SA (b)	152,527	3,853,777
Royal Dutch Shell PLC Class A	2,447	87,882

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Royal Dutch Shell PLC Class B	179,274	$6,746,542
StatoilHydro ASA	217,920	5,293,253
Talisman Energy, Inc. (b)	362,700	4,216,846
Total SA	105,322	6,456,144

		43,209,963

Oil & Gas Services — 1.0%
Fugro NV	27,100	1,621,089
SBM Offshore NV (a)	134,778	2,754,223

		4,375,312

		49,645,748

Financial — 24.1%
Banks — 11.1%
BNP Paribas	126,010	9,866,923
Credit Agricole SA (a)	200,680	2,579,449
DBS Group Holdings, Ltd.	443,479	6,027,720
HSBC Holdings PLC	702,400	7,653,971
ICICI Bank Ltd. Sponsored ADR (India)	89,280	3,318,538
Intesa Sanpaolo SpA	1,284,483	3,188,680
KB Financial Group, Inc. Sponsored ADR (Republic of Korea) (a)	84,860	3,437,678
Lloyds Banking Group PLC (a)	4,901,810	6,407,022
UniCredit SpA	582,219	4,335,377

		46,815,358

Diversified Financial — 2.2%
Credit Suisse Group	231,491	7,107,203
Deutsche Boerse AG	27,260	2,263,642

		9,370,845

Insurance — 10.0%
AIA Group Ltd.	1,177,400	5,935,666
Aviva PLC	704,305	5,247,681
AXA SA	276,407	7,709,872
ING Groep NV (a)	612,960	8,571,421
ING US, Inc.	107,110	3,764,916
Muenchener Rueckversicherungs AG	24,150	5,322,527
Swiss Re AG	58,980	5,451,778

		42,003,861

Real Estate — 0.8%
Cheung Kong Holdings	214,215	3,395,821

		101,585,885

Industrial — 12.4%
Aerospace & Defense — 1.5%
BAE Systems PLC	449,530	3,248,737
Embraer SA Sponsored ADR (Brazil)	100,400	3,230,872

		6,479,609

Building Materials — 3.8%
Compagnie de Saint-Gobain	87,140	4,816,379

	Number of Shares	Value
CRH PLC	228,582	$5,798,976
HeidelbergCement AG	71,120	5,397,389

		16,012,744

Electronics — 0.8%
Koninklijke Philips Electronics NV	89,900	3,313,992

Machinery – Diversified — 0.3%
Alstom SA	32,120	1,173,505

Manufacturing — 3.2%
Konica Minolta Holdings, Inc.	302,000	3,027,405
Nikon Corp. (b)	164,600	3,147,455
Siemens AG	53,126	7,258,812

		13,433,672

Packaging & Containers — 0.9%
Rexam PLC	406,984	3,578,693

Transportation — 1.9%
Deutsche Post AG	93,011	3,391,701
TNT Express NV	507,420	4,719,690

		8,111,391

		52,103,606

Technology — 5.0%
Semiconductors — 4.0%
Infineon Technologies AG	553,467	5,910,257
Samsung Electronics Co., Ltd.	6,833	8,930,699
Taiwan Semiconductor Manufacturing Co. Ltd.	568,275	2,002,338

		16,843,294

Software — 1.0%
SAP AG Sponsored ADR (Germany) (b)	20,070	1,748,900
Software AG (b)	74,580	2,611,830

		4,360,730

		21,204,024

Utilities — 0.4%
Gas — 0.4%
Gaz De France	73,258	1,728,731

TOTAL COMMON STOCK (Cost $335,004,617)		405,597,812

PREFERRED STOCK — 0.5%
Basic Materials — 0.5%
Mining — 0.5%
Vale SA Sponsored ADR (Brazil) 7.250%	141,042	1,975,999

TOTAL PREFERRED STOCK (Cost $2,172,378)		1,975,999

TOTAL EQUITIES (Cost $337,176,995)		407,573,811

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/9/14, Strike 0.00 (a)	152,527	$104,076

TOTAL RIGHTS (Cost $99,460)		104,076

MUTUAL FUNDS — 4.0%
Diversified Financial — 4.0%
State Street Navigator Securities Lending Prime Portfolio (c)	16,750,148	16,750,148

TOTAL MUTUAL FUNDS (Cost $16,750,148)		16,750,148

TOTAL LONG-TERM INVESTMENTS (Cost $354,026,603)		424,428,035

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$11,758,431	11,758,431

TOTAL SHORT-TERM INVESTMENTS (Cost $11,758,431)		11,758,431

TOTAL INVESTMENTS — 103.7% (Cost $365,785,034) (e)		436,186,466

Other Assets/(Liabilities) — (3.7)%		(15,473,086)

NET ASSETS — 100.0%		$420,713,380

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $15,998,520. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $11,758,438. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $11,995,038.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 0.6%
Chemicals — 0.6%
Monsanto Co.	3,781	$440,676
The Sherwin-Williams Co.	5,151	945,208

		1,385,884

Communications — 19.3%
Advertising — 1.0%
Omnicom Group, Inc.	31,992	2,379,245

Internet — 11.1%
Amazon.com, Inc. (a)	4,827	1,924,959
eBay, Inc. (a)	20,518	1,126,233
Facebook, Inc. Class A (a)	64,942	3,549,730
Google, Inc. Class A (a)	8,336	9,342,239
HomeAway, Inc. (a)	25,876	1,057,811
IAC/InterActiveCorp	47,334	3,251,372
LinkedIn Corp. Class A (a)	5,735	1,243,520
Priceline.com, Inc. (a)	2,345	2,725,828
Yahoo!, Inc. (a)	57,408	2,321,579

		26,543,271

Media — 4.3%
Comcast Corp. Class A	84,017	4,365,944
Discovery Communications, Inc. Series A (a)	16,893	1,527,465
Scripps Networks Interactive Class A	18,886	1,631,939
Twenty-First Century Fox Class A	76,574	2,693,873

		10,219,221

Telecommunications — 2.9%
Cisco Systems, Inc.	141,469	3,175,979
QUALCOMM, Inc.	49,654	3,686,810

		6,862,789

		46,004,526

Consumer, Cyclical — 15.3%
Apparel — 0.7%
Nike, Inc. Class B	20,671	1,625,567

Auto Manufacturers — 0.7%
Ford Motor Co.	114,112	1,760,748

Home Builders — 0.7%
PulteGroup, Inc.	85,285	1,737,256

Lodging — 3.1%
Starwood Hotels & Resorts Worldwide, Inc.	34,864	2,769,945
Wyndham Worldwide Corp.	37,319	2,750,037
Wynn Resorts Ltd.	9,183	1,783,430

		7,303,412

	Number of Shares	Value
Retail — 10.1%
The Buckle, Inc.	15,241	$801,067
Chipotle Mexican Grill, Inc. (a)	3,433	1,829,034
Costco Wholesale Corp.	16,917	2,013,292
CVS Caremark Corp.	30,129	2,156,333
Dollar Tree, Inc. (a)	24,984	1,409,597
The Home Depot, Inc.	55,457	4,566,329
Lowe’s Cos., Inc.	97,936	4,852,729
Lululemon Athletica, Inc. (a)	13,972	824,767
O’Reilly Automotive, Inc. (a)	15,564	2,003,242
PetSmart, Inc.	17,372	1,263,813
The TJX Cos., Inc.	36,483	2,325,062

		24,045,265

		36,472,248

Consumer, Non-cyclical — 21.5%
Beverages — 1.3%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	14,161	1,507,580
Green Mountain Coffee Roasters, Inc. (a)	20,958	1,584,006

		3,091,586

Biotechnology — 5.5%
Amgen, Inc.	45,841	5,233,208
Biogen Idec, Inc. (a)	11,308	3,163,413
Celgene Corp. (a)	27,610	4,664,986

		13,061,607

Commercial Services — 4.6%
The ADT Corp.	19,788	800,820
Alliance Data Systems Corp. (a)	7,713	2,027,979
McKesson Corp.	17,212	2,778,017
Paychex, Inc.	30,528	1,389,940
Visa, Inc. Class A	18,039	4,016,924

		11,013,680

Health Care – Products — 5.0%
Becton, Dickinson & Co.	18,699	2,066,053
C.R. Bard, Inc.	16,049	2,149,603
Johnson & Johnson	24,572	2,250,549
Medtronic, Inc.	51,799	2,972,745
Zimmer Holdings, Inc.	27,384	2,551,915

		11,990,865

Health Care – Services — 0.8%
Aetna, Inc.	26,864	1,842,602

Pharmaceuticals — 4.3%
Eli Lilly & Co.	35,192	1,794,792
Express Scripts Holding Co. (a)	32,295	2,268,401
Gilead Sciences, Inc. (a)	53,693	4,035,029
Merck & Co., Inc.	41,741	2,089,137

		10,187,359

		51,187,699

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 2.9%
Oil & Gas — 1.4%
Apache Corp.	14,463	$1,242,950
Valero Energy Corp.	39,974	2,014,690

		3,257,640

Oil & Gas Services — 1.5%
National Oilwell Varco, Inc.	24,815	1,973,537
Oceaneering International, Inc.	20,065	1,582,727

		3,556,264

		6,813,904

Financial — 4.2%
Banks — 1.1%
Bank of America Corp.	168,397	2,621,941

Diversified Financial — 3.1%
American Express Co.	41,865	3,798,411
IntercontinentalExchange Group, Inc.	10,317	2,320,500
JP Morgan Chase & Co.	23,887	1,396,912

		7,515,823

		10,137,764

Industrial — 14.5%
Aerospace & Defense — 4.2%
The Boeing Co.	40,394	5,513,377
United Technologies Corp.	38,584	4,390,859

		9,904,236

Machinery – Diversified — 0.9%
Rockwell Automation, Inc.	17,805	2,103,839

Manufacturing — 8.2%
3M Co.	28,162	3,949,720
Danaher Corp.	46,439	3,585,091
Dover Corp.	24,001	2,317,057
Honeywell International, Inc.	33,825	3,090,590
Illinois Tool Works, Inc.	24,134	2,029,187
Parker Hannifin Corp.	24,395	3,138,173
Tyco International Ltd.	34,705	1,424,293

		19,534,111

Transportation — 1.2%
United Parcel Service, Inc. Class B	28,004	2,942,660

		34,484,846

Technology — 21.4%
Computers — 6.8%
Apple, Inc.	13,185	7,398,235
NetApp, Inc.	98,913	4,069,281
SanDisk Corp.	36,059	2,543,602
Western Digital Corp.	26,682	2,238,620

		16,249,738

Internet — 1.4%
Check Point Software Technologies Ltd. (a)	51,306	3,310,263

	Number of Shares	Value
Semiconductors — 3.4%
Altera Corp.	111,242	$3,618,702
Microchip Technology, Inc.	37,125	1,661,344
Skyworks Solutions, Inc. (a)	25,573	730,365
Xilinx, Inc.	46,759	2,147,173

		8,157,584

Software — 9.8%
Informatica Corp. (a)	23,147	960,601
Intuit, Inc.	21,095	1,609,971
Microsoft Corp.	298,870	11,186,704
NetSuite, Inc. (a)	10,903	1,123,227
Oracle Corp.	163,338	6,249,312
Salesforce.com, Inc. (a)	31,754	1,752,503
Splunk, Inc. (a)	4,896	336,208

		23,218,526

		50,936,111

TOTAL COMMON STOCK (Cost $179,589,357)		237,422,982

TOTAL EQUITIES (Cost $179,589,357)		237,422,982

TOTAL LONG-TERM INVESTMENTS (Cost $179,589,357)		237,422,982

	Principal Amount

SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$1,782,340	1,782,340

TOTAL SHORT-TERM INVESTMENTS (Cost $1,782,340)		1,782,340

TOTAL INVESTMENTS — 100.4% (Cost $181,371,697) (c)		239,205,322

Other Assets/(Liabilities) — (0.4)%		(1,015,612)

NET ASSETS — 100.0%		$238,189,710

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,782,341. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $1,819,387.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.9%
Basic Materials — 4.1%
Chemicals — 1.8%
The Dow Chemical Co.	62,850	$2,790,540
E.I. du Pont de Nemours & Co.	23,030	1,496,259

		4,286,799

Forest Products & Paper — 0.9%
International Paper Co.	45,400	2,225,962

Iron & Steel — 1.4%
Nucor Corp.	26,220	1,399,624
Steel Dynamics, Inc.	92,850	1,814,289

		3,213,913

		9,726,674

Communications — 9.5%
Advertising — 0.7%
The Interpublic Group of Companies, Inc.	96,400	1,706,280

Internet — 1.4%
Symantec Corp.	135,590	3,197,212

Media — 3.2%
CBS Corp. Class B	30,930	1,971,478
Comcast Corp. Class A	61,440	3,192,730
Thomson Reuters Corp.	61,100	2,310,802

		7,475,010

Telecommunications — 4.2%
Cisco Systems, Inc.	271,630	6,098,093
Verizon Communications, Inc.	80,100	3,936,114

		10,034,207

		22,412,709

Consumer, Cyclical — 10.4%
Auto Manufacturers — 1.1%
General Motors Co. (a)	25,260	1,032,376
Paccar, Inc.	27,670	1,637,234

		2,669,610

Home Builders — 0.8%
PulteGroup, Inc.	99,600	2,028,852

Housewares — 1.0%
Newell Rubbermaid, Inc.	73,300	2,375,653

Retail — 7.5%
AutoZone, Inc. (a)	6,200	2,963,228
CVS Caremark Corp.	44,620	3,193,453
The Home Depot, Inc.	28,300	2,330,222
Kohl’s Corp.	25,120	1,425,560
Lowe’s Cos., Inc.	58,600	2,903,630
Nordstrom, Inc.	28,870	1,784,166

	Number of Shares	Value
PVH Corp.	22,300	$3,033,246

		17,633,505

		24,707,620

Consumer, Non-cyclical — 15.6%
Agriculture — 0.8%
Philip Morris International, Inc.	22,640	1,972,623

Beverages — 2.3%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	26,450	2,815,867
Diageo PLC Sponsored ADR (United Kingdom)	19,500	2,582,190

		5,398,057

Biotechnology — 1.1%
Amgen, Inc.	23,670	2,702,167

Foods — 0.7%
Kraft Foods Group, Inc.	29,376	1,583,954

Health Care – Products — 3.5%
Baxter International, Inc.	38,660	2,688,803
Covidien PLC	46,520	3,168,012
Johnson & Johnson	25,710	2,354,779

		8,211,594

Health Care – Services — 1.9%
UnitedHealth Group, Inc.	59,210	4,458,513

Pharmaceuticals — 5.3%
AstraZeneca PLC Sponsored ADR (United Kingdom)	19,500	1,157,715
Merck & Co., Inc.	115,890	5,800,295
Pfizer, Inc.	40,959	1,254,574
Roche Holding AG	11,758	3,295,967
Zoetis, Inc.	30,338	991,749

		12,500,300

		36,827,208

Energy — 11.7%
Oil & Gas — 10.1%
Anadarko Petroleum Corp.	24,200	1,919,544
Chevron Corp.	59,350	7,413,408
EOG Resources, Inc.	12,860	2,158,422
Exxon Mobil Corp.	46,400	4,695,680
Marathon Oil Corp.	73,040	2,578,312
Occidental Petroleum Corp.	30,870	2,935,737
Southwestern Energy Co. (a)	56,250	2,212,313

		23,913,416

Oil & Gas Services — 1.6%
Halliburton Co.	72,700	3,689,525

		27,602,941

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 25.9%
Banks — 7.1%
BB&T Corp.	73,900	$2,757,948
PNC Financial Services Group, Inc.	67,190	5,212,600
Wells Fargo & Co.	195,190	8,861,626

		16,832,174

Diversified Financial — 10.7%
Ameriprise Financial, Inc.	6,500	747,825
BlackRock, Inc.	11,670	3,693,205
Citigroup, Inc.	78,000	4,064,580
Credit Suisse Group Sponsored ADR (Switzerland)	38,703	1,201,341
The Goldman Sachs Group, Inc.	19,470	3,451,252
IntercontinentalExchange Group, Inc.	14,600	3,283,832
JP Morgan Chase & Co.	150,380	8,794,223

		25,236,258

Insurance — 7.3%
ACE Ltd.	45,740	4,735,462
American International Group, Inc.	54,800	2,797,540
The Chubb Corp.	21,040	2,033,095
Marsh & McLennan Cos., Inc.	86,990	4,206,837
Principal Financial Group, Inc.	38,740	1,910,269
Unum Group	42,340	1,485,287

		17,168,490

Real Estate Investment Trusts (REITS) — 0.8%
Host Hotels & Resorts, Inc.	97,700	1,899,288

		61,136,210

Industrial — 9.5%
Aerospace & Defense — 3.0%
The Boeing Co.	12,060	1,646,070
Spirit AeroSystems Holdings, Inc. Class A (a)	71,200	2,426,496
United Technologies Corp.	27,200	3,095,360

		7,167,926

Machinery – Construction & Mining — 0.9%
Ingersoll-Rand PLC	36,570	2,252,712

Manufacturing — 5.6%
3M Co.	17,350	2,433,338
Eaton Corp. PLC	45,300	3,448,236
General Electric Co.	186,380	5,224,231
Illinois Tool Works, Inc.	24,180	2,033,054

		13,138,859

		22,559,497

Technology — 7.8%
Computers — 1.7%
EMC Corp.	160,000	4,024,000

Semiconductors — 4.8%
Analog Devices, Inc.	44,840	2,283,701

	Number of Shares	Value
Intel Corp.	156,970	$4,074,941
Maxim Integrated Products, Inc.	73,850	2,061,154
Xilinx, Inc.	61,750	2,835,560

		11,255,356

Software — 1.3%
Microsoft Corp.	82,460	3,086,478

		18,365,834

Utilities — 2.4%
Electric — 2.4%
Edison International	34,790	1,610,777
Entergy Corp.	18,190	1,150,881
NextEra Energy, Inc.	13,940	1,193,543
Northeast Utilities	42,660	1,808,358

		5,763,559

TOTAL COMMON STOCK (Cost $163,551,020)		229,102,252

TOTAL EQUITIES (Cost $163,551,020)		229,102,252

TOTAL LONG-TERM INVESTMENTS (Cost $163,551,020)		229,102,252

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$7,658,936	7,658,936

TOTAL SHORT-TERM INVESTMENTS (Cost $7,658,936)		7,658,936

TOTAL INVESTMENTS — 100.2% (Cost $171,209,956) (c)		236,761,188

Other Assets/(Liabilities) — (0.2)%		(387,600)

NET ASSETS — 100.0%		$236,373,588

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $7,658,940. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $7,812,891.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Basic Materials — 8.3%
Chemicals — 7.3%
Air Liquide	6,520	$924,285
Akzo Nobel NV	30,758	2,386,460
Brenntag AG	4,604	855,294
International Flavors & Fragrances, Inc.	19,130	1,644,797
Linde AG	23,449	4,911,093
Praxair, Inc.	15,390	2,001,162

		12,723,091

Forest Products & Paper — 1.0%
Svenska Cellulosa AB Class B	57,668	1,781,708

		14,504,799

Communications — 9.5%
Advertising — 2.4%
Omnicom Group, Inc.	23,720	1,764,056
WPP PLC	109,230	2,506,600

		4,270,656

Media — 6.5%
British Sky Broadcasting Group PLC	59,520	832,564
Time Warner Cable, Inc.	9,950	1,348,225
Time Warner, Inc.	41,820	2,915,691
Viacom, Inc. Class B	7,980	696,973
The Walt Disney Co.	72,300	5,523,720

		11,317,173

Telecommunications — 0.6%
Cisco Systems, Inc.	45,370	1,018,556

		16,606,385

Consumer, Cyclical — 8.6%
Apparel — 0.9%
Burberry Group PLC	35,713	897,247
Nike, Inc. Class B	8,560	673,158

		1,570,405

Automotive & Parts — 0.8%
Delphi Automotive PLC	22,500	1,352,925

Entertainment — 0.4%
William Hill PLC	98,496	655,666

Food Services — 1.2%
Compass Group PLC	136,940	2,195,672

Leisure Time — 0.2%
Harley-Davidson, Inc.	5,500	380,820

Lodging — 0.2%
Whitbread PLC	4,392	272,979

Retail — 4.9%
AutoZone, Inc. (a)	2,941	1,405,622

	Number of Shares	Value
Cie Financiere Richemont SA	21,456	$2,147,078
Lawson, Inc. (b)	5,900	441,629
McDonald’s Corp.	18,277	1,773,417
Sally Beauty Holdings, Inc. (a)	44,920	1,357,932
Target Corp.	18,120	1,146,452
Walgreen Co.	5,610	322,238

		8,594,368

		15,022,835

Consumer, Non-cyclical — 30.1%
Beverages — 7.1%
Carlsberg A/S Class B	15,437	1,714,924
Diageo PLC	122,853	4,057,986
Dr. Pepper Snapple Group, Inc.	21,300	1,037,736
Heineken NV	48,289	3,269,775
Pernod-Ricard SA	20,223	2,309,042

		12,389,463

Commercial Services — 2.9%
Adecco SA	15,010	1,192,101
Visa, Inc. Class A	17,189	3,827,647

		5,019,748

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	36,961	2,410,227
The Procter & Gamble Co.	7,350	598,363

		3,008,590

Foods — 4.2%
Danone SA	37,242	2,686,664
Nestle SA	62,889	4,616,552

		7,303,216

Health Care – Products — 4.3%
Johnson & Johnson	12,070	1,105,491
Medtronic, Inc.	35,940	2,062,597
Sonova Holding AG	8,489	1,144,367
St. Jude Medical, Inc.	47,530	2,944,483
Stryker Corp.	4,690	352,407

		7,609,345

Health Care – Services — 2.4%
Thermo Fisher Scientific, Inc.	37,710	4,199,009

Household Products — 2.4%
Reckitt Benckiser Group PLC	53,789	4,282,501

Pharmaceuticals — 5.1%
Bayer AG	29,379	4,121,679
DENTSPLY International, Inc.	28,260	1,370,045
Merck KGaA	11,811	2,127,992
Roche Holding AG	4,489	1,258,343

		8,878,059

		52,689,931

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified — 1.7%
Holding Company – Diversified — 1.7%
LVMH Moet Hennessy Louis Vuitton SA	15,898	$2,910,303

Energy — 3.3%
Oil & Gas — 0.5%
Inpex Corp.	63,700	816,734

Oil & Gas Services — 2.8%
National Oilwell Varco, Inc.	20,960	1,666,949
Saipem SpA	32,789	707,855
Schlumberger Ltd.	28,950	2,608,684

		4,983,488

		5,800,222

Financial — 14.3%
Banks — 8.2%
Bank of New York Mellon Corp.	81,940	2,862,984
Credicorp Ltd.	2,784	369,520
Erste Group Bank AG	26,956	943,041
ICICI Bank Ltd.	49,028	874,857
Itau Unibanco Holding SA Sponsored ADR (Brazil)	86,468	1,173,371
Julius Baer Group Ltd.	26,593	1,282,301
Kasikornbank PCL	59,600	287,487
Komercni Banka AS	1,697	378,831
Sberbank of Russia Sponsored ADR (Russia)	42,094	529,121
Standard Chartered PLC	86,265	1,943,707
State Street Corp.	49,930	3,664,363

		14,309,583

Diversified Financial — 5.6%
American Express Co.	28,720	2,605,766
Deutsche Boerse AG	13,246	1,099,934
Franklin Resources, Inc.	30,915	1,784,723
The Goldman Sachs Group, Inc.	10,877	1,928,057
Grupo Financiero Banorte SAB de CV Class O	83,900	586,943
UBS AG	93,159	1,774,709

		9,780,132

Insurance — 0.5%
Swiss Re AG	10,470	967,787

		25,057,502

Industrial — 16.2%
Aerospace & Defense — 2.6%
MTU Aero Engines AG	10,370	1,018,569
United Technologies Corp.	30,670	3,490,246

		4,508,815

	Number of Shares	Value
Electrical Components & Equipment — 2.7%
Legrand SA	39,932	$2,202,051
Schneider Electric SA	28,771	2,525,269

		4,727,320

Electronics — 2.6%
Amphenol Corp. Class A	17,860	1,592,755
Hoya Corp.	54,900	1,527,975
Waters Corp. (a)	15,210	1,521,000

		4,641,730

Machinery – Diversified — 0.2%
Rockwell Automation, Inc.	3,910	462,006

Manufacturing — 4.4%
3M Co.	24,634	3,454,919
Honeywell International, Inc.	46,320	4,232,258

		7,687,177

Transportation — 3.7%
Canadian National Railway Co.	54,040	3,081,361
Kuehne & Nagel International AG	2,600	341,952
United Parcel Service, Inc. Class B	28,600	3,005,288

		6,428,601

		28,455,649

Technology — 6.7%
Computers — 2.1%
Accenture PLC Class A	44,040	3,620,969

Internet — 0.4%
Check Point Software Technologies Ltd. (a)	10,860	700,687

Office Equipment/Supplies — 0.4%
Canon, Inc. (b)	19,400	617,510

Semiconductors — 1.8%
Altera Corp.	23,490	764,130
Microchip Technology, Inc. (b)	26,260	1,175,135
Samsung Electronics Co., Ltd.	976	1,275,627

		3,214,892

Software — 2.0%
Dassault Systemes SA	2,955	367,173
Oracle Corp.	83,280	3,186,293

		3,553,466

		11,707,524

TOTAL COMMON STOCK (Cost $109,223,532)		172,755,150

TOTAL EQUITIES (Cost $109,223,532)		172,755,150

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
State Street Navigator Securities Lending Prime Portfolio (c)	1,785,883	$1,785,883

TOTAL MUTUAL FUNDS (Cost $1,785,883)		1,785,883

TOTAL LONG-TERM INVESTMENTS (Cost $111,009,415)		174,541,033

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$2,499,291	2,499,291

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	10,912	10,912

TOTAL SHORT-TERM INVESTMENTS (Cost $2,510,203)		2,510,203

TOTAL INVESTMENTS — 101.1% (Cost $113,519,618) (e)		177,051,236

Other Assets/(Liabilities) — (1.1)%		(1,917,638)

NET ASSETS — 100.0%		$175,133,598

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $1,722,223. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,499,292. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $2,552,573.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 3.8%
Chemicals — 3.8%
FMC Corp.	12,480	$941,741
Linde AG	6,384	1,337,047
Praxair, Inc.	10,213	1,327,996
The Sherwin-Williams Co.	4,757	872,910
W.R. Grace & Co. (a)	10,200	1,008,474

		5,488,168

Communications — 8.8%
Internet — 3.3%
Facebook, Inc. Class A (a)	7,520	411,043
Google, Inc. Class A (a)	3,918	4,390,942

		4,801,985

Media — 5.5%
Comcast Corp. Class A	39,710	2,063,530
Time Warner, Inc.	18,110	1,262,629
Twenty-First Century Fox Class A	50,860	1,789,255
The Walt Disney Co.	39,077	2,985,483

		8,100,897

		12,902,882

Consumer, Cyclical — 6.8%
Apparel — 1.9%
Nike, Inc. Class B	16,116	1,267,362
VF Corp.	24,732	1,541,793

		2,809,155

Auto Manufacturers — 0.4%
Bayerische Motoren Werke AG	4,504	528,201

Automotive & Parts — 0.5%
Delphi Automotive PLC	12,280	738,397

Distribution & Wholesale — 0.9%
W.W. Grainger, Inc.	5,077	1,296,767

Retail — 3.1%
Kohl’s Corp.	21,013	1,192,488
McDonald’s Corp.	16,785	1,628,648
Target Corp.	27,148	1,717,654

		4,538,790

		9,911,310

Consumer, Non-cyclical — 26.3%
Agriculture — 0.6%
Philip Morris International, Inc.	10,983	956,949

Beverages — 2.1%
Diageo PLC	40,120	1,325,213
Heineken NV	10,448	707,462

	Number of Shares	Value
Pernod-Ricard SA	9,390	$1,072,141

		3,104,816

Commercial Services — 3.9%
MasterCard, Inc. Class A	2,908	2,429,518
Visa, Inc. Class A	14,566	3,243,557

		5,673,075

Cosmetics & Personal Care — 3.0%
Colgate-Palmolive Co.	19,634	1,280,333
The Procter & Gamble Co.	37,798	3,077,135

		4,357,468

Foods — 2.9%
Danone SA	24,499	1,767,375
General Mills, Inc.	12,118	604,809
Mondelez International, Inc. Class A	51,090	1,803,477

		4,175,661

Health Care – Products — 5.4%
Covidien PLC	35,480	2,416,188
Johnson & Johnson	33,008	3,023,203
St. Jude Medical, Inc.	24,158	1,496,588
Stryker Corp.	12,330	926,476

		7,862,455

Health Care – Services — 1.7%
Thermo Fisher Scientific, Inc.	22,750	2,533,212

Pharmaceuticals — 6.7%
Abbott Laboratories	29,640	1,136,101
Bristol-Myers Squibb Co.	19,380	1,030,047
Endo Health Solutions, Inc. (a)	19,660	1,326,264
Gilead Sciences, Inc. (a)	14,658	1,101,549
Pfizer, Inc.	109,910	3,366,543
Valeant Pharmaceuticals International, Inc. (a)	16,200	1,901,880

		9,862,384

		38,526,020

Diversified — 0.9%
Holding Company – Diversified — 0.9%
LVMH Moet Hennessy Louis Vuitton SA	7,317	1,339,457

Energy — 9.0%
Oil & Gas — 5.3%
Chevron Corp.	15,437	1,928,236
EOG Resources, Inc.	7,986	1,340,370
Exxon Mobil Corp.	29,169	2,951,903
Occidental Petroleum Corp.	15,801	1,502,675

		7,723,184

Oil & Gas Services — 3.7%
Cameron International Corp. (a)	25,890	1,541,232
Dresser-Rand Group, Inc. (a)	24,930	1,486,576

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
National Oilwell Varco, Inc.	16,986	$1,350,896
Schlumberger Ltd.	11,357	1,023,379

		5,402,083

		13,125,267

Financial — 16.1%
Banks — 3.5%
Bank of America Corp.	95,543	1,487,605
State Street Corp.	11,032	809,638
Wells Fargo & Co.	60,700	2,755,780

		5,053,023

Diversified Financial — 9.4%
American Express Co.	30,378	2,756,196
BlackRock, Inc.	7,808	2,470,998
Franklin Resources, Inc.	10,426	601,893
The Goldman Sachs Group, Inc.	14,417	2,555,557
JP Morgan Chase & Co.	78,452	4,587,873
Morgan Stanley	25,220	790,899

		13,763,416

Insurance — 1.8%
ACE Ltd.	25,430	2,632,768

Real Estate Investment Trusts (REITS) — 1.4%
American Tower Corp.	25,882	2,065,901

		23,515,108

Industrial — 11.5%
Aerospace & Defense — 1.8%
United Technologies Corp.	23,392	2,662,010

Engineering & Construction — 0.8%
Fluor Corp.	14,780	1,186,686

Hand & Machine Tools — 0.6%
Stanley Black & Decker, Inc.	11,080	894,045

Manufacturing — 4.5%
Danaher Corp.	53,012	4,092,526
Honeywell International, Inc.	27,340	2,498,056

		6,590,582

Metal Fabricate & Hardware — 1.7%
Precision Castparts Corp.	9,231	2,485,908

Transportation — 2.1%
Canadian National Railway Co.	28,958	1,651,185
United Parcel Service, Inc. Class B	12,480	1,311,399

		2,962,584

		16,781,815

Technology — 14.4%
Computers — 8.0%
Accenture PLC Class A	23,370	1,921,482
Apple, Inc.	4,884	2,740,461
Cognizant Technology Solutions Corp. Class A (a)	17,900	1,807,542
EMC Corp.	114,289	2,874,368

	Number of Shares	Value
Hewlett-Packard Co.	84,410	$2,361,792

		11,705,645

Semiconductors — 2.6%
Altera Corp.	44,350	1,442,705
Microchip Technology, Inc.	53,649	2,400,793

		3,843,498

Software — 3.8%
Autodesk, Inc. (a)	15,780	794,207
Citrix Systems, Inc. (a)	17,670	1,117,628
Fidelity National Information Services, Inc.	27,920	1,498,746
Oracle Corp.	55,050	2,106,213

		5,516,794

		21,065,937

Utilities — 2.2%
Electric — 2.2%
American Electric Power Co., Inc.	26,103	1,220,054
CMS Energy Corp.	48,050	1,286,298
Wisconsin Energy Corp.	17,390	718,903

		3,225,255

TOTAL COMMON STOCK (Cost $98,127,347)		145,881,219

TOTAL EQUITIES (Cost $98,127,347)		145,881,219

TOTAL LONG-TERM INVESTMENTS (Cost $98,127,347)		145,881,219

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$1,045,038	1,045,038

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	5,032	5,032

TOTAL SHORT-TERM INVESTMENTS (Cost $1,050,070)		1,050,070

TOTAL INVESTMENTS — 100.5% (Cost $99,177,417) (c)		146,931,289

Other Assets/(Liabilities) — (0.5)%		(682,098)

NET ASSETS — 100.0%		$146,249,191

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,045,039. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $1,066,706.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 6.7%
Chemicals — 3.2%
The Dow Chemical Co.	35,890	$1,593,516
E.I. du Pont de Nemours & Co.	60,060	3,902,098
Olin Corp.	18,700	539,495
Praxair, Inc.	13,280	1,726,799

		7,761,908

Forest Products & Paper — 1.4%
International Paper Co.	37,310	1,829,309
MeadWestvaco Corp.	42,140	1,556,230

		3,385,539

Mining — 2.1%
BHP Billiton Ltd.	108,320	3,683,756
Newmont Mining Corp.	38,300	882,049
Southern Copper Corp.	21,772	625,074

		5,190,879

		16,338,326

Communications — 7.1%
Media — 3.1%
Comcast Corp. Special Class A	124,030	6,186,617
The Walt Disney Co.	18,520	1,414,928

		7,601,545

Telecommunications — 4.0%
AT&T, Inc.	78,560	2,762,170
BCE, Inc.	16,480	713,419
Motorola Solutions, Inc.	29,230	1,973,025
Verizon Communications, Inc.	87,610	4,305,155

		9,753,769

		17,355,314

Consumer, Cyclical — 6.8%
Apparel — 1.2%
VF Corp.	46,200	2,880,108

Automotive & Parts — 0.6%
Johnson Controls, Inc.	28,280	1,450,764

Retail — 4.3%
The Home Depot, Inc.	70,290	5,787,679
McDonald’s Corp.	34,570	3,354,327
Wal-Mart Stores, Inc.	17,480	1,375,501

		10,517,507

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	32,960	1,568,237

		16,416,616

Consumer, Non-cyclical — 19.6%
Agriculture — 3.1%
Altria Group, Inc.	35,640	1,368,220

	Number of Shares	Value
Lorillard, Inc.	42,170	$2,137,175
Philip Morris International, Inc.	46,290	4,033,248

		7,538,643

Beverages — 2.4%
The Coca-Cola Co.	69,170	2,857,413
Diageo PLC	89,660	2,961,580

		5,818,993

Commercial Services — 0.3%
Automatic Data Processing, Inc.	9,440	762,846

Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	35,910	2,923,433

Foods — 2.9%
General Mills, Inc.	40,800	2,036,328
Kraft Foods Group, Inc.	21,266	1,146,662
Mondelez International, Inc. Class A	72,880	2,572,664
Unilever NV NY Shares	33,160	1,334,027

		7,089,681

Health Care – Products — 1.7%
Johnson & Johnson	43,830	4,014,390

Health Care – Services — 0.4%
Quest Diagnostics, Inc.	17,940	960,508

Household Products — 0.8%
Kimberly-Clark Corp.	19,710	2,058,907

Pharmaceuticals — 6.8%
Abbott Laboratories	21,550	826,012
AbbVie, Inc.	21,550	1,138,055
Bristol-Myers Squibb Co.	80,610	4,284,421
Merck & Co., Inc.	92,420	4,625,621
Pfizer, Inc.	182,500	5,589,975

		16,464,084

		47,631,485

Energy — 13.5%
Oil & Gas — 10.5%
Chevron Corp.	58,320	7,284,751
ConocoPhillips	18,480	1,305,612
Exxon Mobil Corp.	51,590	5,220,908
Marathon Oil Corp.	54,350	1,918,555
Marathon Petroleum Corp.	25,540	2,342,784
Occidental Petroleum Corp.	25,690	2,443,119
Phillips 66	11,960	922,475
Royal Dutch Shell PLC Class A	17,550	630,297
Total SA Sponsored ADR (France)	58,120	3,561,012

		25,629,513

Oil & Gas Services — 0.6%
Schlumberger Ltd.	14,900	1,342,639

Pipelines — 2.4%
Enbridge, Inc.	70,170	3,065,747

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kinder Morgan, Inc.	43,990	$1,583,640
Spectra Energy Corp.	30,670	1,092,465

		5,741,852

		32,714,004

Financial — 20.8%
Banks — 8.7%
Fifth Third Bancorp	130,590	2,746,308
M&T Bank Corp.	5,110	594,906
SunTrust Banks, Inc.	99,550	3,664,435
The Toronto-Dominion Bank	25,880	2,439,018
U.S. Bancorp	93,200	3,765,280
Wells Fargo & Co.	171,720	7,796,088

		21,006,035

Diversified Financial — 6.0%
American Express Co.	39,710	3,602,888
Citigroup, Inc.	57,070	2,973,918
JP Morgan Chase & Co.	138,010	8,070,825

		14,647,631

Insurance — 6.0%
ACE Ltd.	25,880	2,679,357
The Chubb Corp.	26,100	2,522,043
MetLife, Inc.	21,270	1,146,878
Prudential Financial, Inc.	52,090	4,803,740
The Travelers Cos., Inc.	38,400	3,476,736

		14,628,754

Real Estate Investment Trusts (REITS) — 0.1%
Weyerhaeuser Co.	8,400	265,188

		50,547,608

Industrial — 14.4%
Aerospace & Defense — 4.9%
Northrop Grumman Corp.	27,390	3,139,168
Raytheon Co.	49,480	4,487,836
United Technologies Corp.	36,580	4,162,804

		11,789,808

Machinery – Diversified — 2.0%
Deere & Co.	43,210	3,946,369
Rockwell Automation, Inc.	8,410	993,726

		4,940,095

Manufacturing — 5.4%
3M Co.	18,930	2,654,933
General Electric Co.	272,260	7,631,448
Honeywell International, Inc.	32,220	2,943,941

		13,230,322

Transportation — 2.1%
Union Pacific Corp.	12,950	2,175,600
United Parcel Service, Inc. Class B	26,680	2,803,534

		4,979,134

		34,939,359

	Number of Shares	Value
Technology — 4.0%
Computers — 1.5%
International Business Machines Corp.	20,170	$3,783,287

Semiconductors — 1.0%
Intel Corp.	91,580	2,377,417

Software — 1.5%
Microsoft Corp.	97,660	3,655,413

		9,816,117

Utilities — 5.5%
Electric — 4.4%
Dominion Resources, Inc.	37,410	2,420,053
Duke Energy Corp.	14,080	971,661
Edison International	19,610	907,943
ITC Holdings Corp.	6,350	608,457
NextEra Energy, Inc.	28,010	2,398,216
Northeast Utilities	21,940	930,037
Public Service Enterprise Group, Inc.	42,490	1,361,379
Wisconsin Energy Corp.	22,650	936,351

		10,534,097

Gas — 0.5%
Sempra Energy	13,310	1,194,706

Water — 0.6%
American Water Works Co., Inc.	36,400	1,538,264

		13,267,067

TOTAL COMMON STOCK (Cost $175,047,939)		239,025,896

TOTAL EQUITIES (Cost $175,047,939)		239,025,896

TOTAL LONG-TERM INVESTMENTS (Cost $175,047,939)		239,025,896

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (a)	$3,740,201	3,740,201

TOTAL SHORT-TERM INVESTMENTS (Cost $3,740,201)		3,740,201

TOTAL INVESTMENTS — 100.0% (Cost $178,788,140) (b)		242,766,097

Other Assets/(Liabilities) — 0.0%		103,474

NET ASSETS — 100.0%		$242,869,571

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Maturity value of $3,740,203. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $3,816,450.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 2.7%
Chemicals — 2.7%
Ecolab, Inc.	15,360	$1,601,587
The Sherwin-Williams Co.	31,320	5,747,220

		7,348,807

Communications — 32.9%
Internet — 25.0%
Amazon.com, Inc. (a)	23,720	9,459,299
eBay, Inc. (a)	57,820	3,173,740
Equinix, Inc. (a)	16,050	2,848,072
Expedia, Inc.	87,040	6,063,206
F5 Networks, Inc. (a)	27,780	2,524,091
Facebook, Inc. Class A (a)	136,200	7,444,692
Google, Inc. Class A (a)	10,820	12,126,082
LinkedIn Corp. Class A (a)	27,510	5,964,993
Priceline.com, Inc. (a)	4,400	5,114,560
Yahoo!, Inc. (a)	170,220	6,883,697
Yandex NV (a)	86,570	3,735,495
Yelp, Inc. (a)	34,890	2,405,666

		67,743,593

Media — 7.9%
Discovery Communications, Inc. Series A (a)	44,590	4,031,828
Liberty Global PLC Series A (a)	73,160	6,510,508
Sirius XM Holdings, Inc. (a)	1,345,050	4,694,225
The Walt Disney Co.	79,290	6,057,756

		21,294,317

		89,037,910

Consumer, Cyclical — 7.0%
Apparel — 2.8%
Ralph Lauren Corp.	22,330	3,942,808
Under Armour, Inc. Class A (a)	40,890	3,569,697

		7,512,505

Lodging — 2.6%
Las Vegas Sands Corp.	89,920	7,091,990

Retail — 1.6%
Costco Wholesale Corp.	36,150	4,302,212

		18,906,707

Consumer, Non-cyclical — 27.8%
Beverages — 1.8%
Monster Beverage Corp. (a)	72,620	4,921,458

Biotechnology — 4.6%
Biogen Idec, Inc. (a)	17,270	4,831,282
Celgene Corp. (a)	23,280	3,933,389

	Number of Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	12,770	$3,514,815

		12,279,486

Commercial Services — 8.0%
FleetCor Technologies, Inc. (a)	28,120	3,294,821
MasterCard, Inc. Class A	8,120	6,783,935
Verisk Analytics, Inc. Class A (a)	43,470	2,856,848
Visa, Inc. Class A	39,440	8,782,499

		21,718,103

Cosmetics & Personal Care — 1.6%
The Estee Lauder Cos., Inc. Class A	57,310	4,316,589

Health Care – Services — 1.7%
Catamaran Corp. (a)	95,930	4,554,756

Household Products — 2.1%
Church & Dwight Co., Inc.	37,010	2,453,023
Jarden Corp. (a)	51,650	3,168,727

		5,621,750

Pharmaceuticals — 8.0%
Actavis PLC (a)	27,430	4,608,240
Allergan, Inc.	42,150	4,682,022
BioMarin Pharmaceutical, Inc. (a)	47,040	3,305,501
Gilead Sciences, Inc. (a)	121,000	9,093,150

		21,688,913

		75,101,055

Energy — 3.6%
Oil & Gas — 3.6%
Anadarko Petroleum Corp.	31,240	2,477,957
EOG Resources, Inc.	32,170	5,399,413
SM Energy Co.	24,100	2,002,951

		9,880,321

Financial — 9.5%
Diversified Financial — 9.5%
Affiliated Managers Group, Inc. (a)	22,500	4,879,800
Discover Financial Services	91,790	5,135,651
The Goldman Sachs Group, Inc.	22,830	4,046,846
IntercontinentalExchange Group, Inc.	23,890	5,373,339
Morgan Stanley	195,090	6,118,022

		25,553,658

Industrial — 10.0%
Aerospace & Defense — 1.9%
BE Aerospace, Inc. (a)	59,690	5,194,821

Building Materials — 1.5%
Fortune Brands Home & Security, Inc.	86,780	3,965,846

Manufacturing — 3.0%
Eaton Corp. PLC	70,160	5,340,579

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Honeywell International, Inc.	31,340	$2,863,536

		8,204,115

Metal Fabricate & Hardware — 2.3%
Precision Castparts Corp.	22,670	6,105,031

Transportation — 1.3%
Kansas City Southern	28,810	3,567,542

		27,037,355

Technology — 5.8%
Software — 5.8%
Citrix Systems, Inc. (a)	26,240	1,659,680
Salesforce.com, Inc. (a)	128,560	7,095,227
Servicenow, Inc. (a)	63,510	3,557,195
Splunk, Inc. (a)	47,320	3,249,464

		15,561,566

TOTAL COMMON STOCK (Cost $205,268,683)		268,427,379

TOTAL EQUITIES (Cost $205,268,683)		268,427,379

TOTAL LONG-TERM INVESTMENTS (Cost $205,268,683)		268,427,379

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$1,073,573	1,073,573

TOTAL SHORT-TERM INVESTMENTS (Cost $1,073,573)		1,073,573

TOTAL INVESTMENTS — 99.7% (Cost $206,342,256) (c)		269,500,952

Other Assets/(Liabilities) — 0.3%		678,636

NET ASSETS — 100.0%		$270,179,588

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,073,574. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $1,098,668.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 3.3%
Chemicals — 2.5%
Air Products & Chemicals, Inc. (c)	2,952	$329,975
Airgas, Inc. (c)	895	100,106
CF Industries Holdings, Inc. (c)	800	186,432
The Dow Chemical Co. (c)	16,896	750,182
E.I. du Pont de Nemours & Co. (c)	12,897	837,918
Eastman Chemical Co. (c)	2,205	177,943
Ecolab, Inc. (c)	3,747	390,700
FMC Corp. (c)	1,928	145,487
International Flavors & Fragrances, Inc.	1,099	94,492
LyondellBasell Industries NV Class A (c)	6,112	490,671
Monsanto Co. (c)	7,266	846,852
The Mosaic Co. (c)	4,771	225,525
PPG Industries, Inc. (c)	2,015	382,165
Praxair, Inc. (c)	4,089	531,693
The Sherwin-Williams Co. (c)	1,186	217,631
Sigma-Aldrich Corp. (c)	1,712	160,945

		5,868,717

Forest Products & Paper — 0.2%
International Paper Co. (c)	6,256	306,732
MeadWestvaco Corp. (c)	2,437	89,998

		396,730

Iron & Steel — 0.2%
Allegheny Technologies, Inc. (c)	1,504	53,588
Cliffs Natural Resources, Inc. (c)	2,186	57,295
Nucor Corp. (c)	4,470	238,609
United States Steel Corp. (c)	1,977	58,321

		407,813

Mining — 0.4%
Alcoa, Inc. (c)	14,805	157,377
Freeport-McMoRan Copper & Gold, Inc. (c)	14,499	547,192
Newmont Mining Corp. (c)	6,948	160,013
Vulcan Materials Co. (c)	1,839	109,273

		973,855

		7,647,115

Communications — 12.8%
Advertising — 0.2%
The Interpublic Group of Companies, Inc. (c)	5,729	101,403
Omnicom Group, Inc. (c)	3,564	265,055

		366,458

Internet — 4.8%
Akamai Technologies, Inc. (a) (c)	2,473	116,676
Amazon.com, Inc. (a) (c)	5,154	2,055,364

	Number of Shares	Value
eBay, Inc. (a) (c)	16,135	$885,650
Expedia, Inc. (c)	1,522	106,023
F5 Networks, Inc. (a) (c)	1,076	97,765
Facebook, Inc. Class A (a) (c)	23,000	1,257,180
Google, Inc. Class A (a) (c)	3,888	4,357,320
Netflix, Inc. (a) (c)	803	295,641
Priceline.com, Inc. (a) (c)	750	871,800
Symantec Corp. (c)	9,734	229,528
TripAdvisor, Inc. (a) (c)	1,549	128,304
VeriSign, Inc. (a) (c)	1,727	103,240
Yahoo!, Inc. (a) (c)	13,067	528,429

		11,032,920

Media — 3.7%
Cablevision Systems Corp. Class A (c)	2,992	53,647
CBS Corp. Class B (c)	7,698	490,670
Comcast Corp. Class A (c)	36,213	1,881,809
DIRECTV (a) (c)	6,752	466,496
Discovery Communications, Inc. Series A (a) (c)	3,054	276,143
Gannett Co., Inc. (c)	3,235	95,691
Graham Holdings Co. (c)	73	48,422
The McGraw Hill Financial, Inc. (c)	3,814	298,255
News Corp. Class A (a) (c)	6,960	125,419
Nielsen Holdings NV (c)	3,433	157,540
Scripps Networks Interactive Class A (c)	1,535	132,639
Time Warner Cable, Inc. (c)	3,952	535,496
Time Warner, Inc. (c)	12,640	881,261
Twenty-First Century Fox Class A (c)	27,393	963,686
Viacom, Inc. Class B (c)	5,710	498,711
The Walt Disney Co. (c)	22,830	1,744,212

		8,650,097

Telecommunications — 4.1%
AT&T, Inc. (c)	73,285	2,576,701
CenturyLink, Inc. (c)	8,200	261,170
Cisco Systems, Inc. (c)	74,365	1,669,494
Corning, Inc. (c)	20,054	357,362
Crown Castle International Corp. (a) (c)	4,563	335,061
Frontier Communications Corp. (c)	13,951	64,872
Harris Corp. (c)	1,485	103,668
Juniper Networks, Inc. (a) (c)	7,100	160,247
Motorola Solutions, Inc. (c)	3,273	220,928
QUALCOMM, Inc. (c)	23,569	1,749,998
Verizon Communications, Inc. (c)	39,785	1,955,035
Windstream Corp. (c)	8,248	65,819

		9,520,355

		29,569,830

Consumer, Cyclical — 9.6%
Airlines — 0.2%
Delta Air Lines, Inc. (c)	11,850	325,519
Southwest Airlines Co. (c)	9,677	182,315

		507,834

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.6%
Nike, Inc. Class B (c)	10,476	$823,833
Ralph Lauren Corp. (c)	818	144,434
VF Corp. (c)	4,856	302,723

		1,270,990

Auto Manufacturers — 0.8%
Ford Motor Co. (c)	54,915	847,338
General Motors Co. (a) (c)	15,950	651,877
Paccar, Inc. (c)	4,970	294,075

		1,793,290

Automotive & Parts — 0.4%
BorgWarner, Inc. (c)	3,256	182,043
Delphi Automotive PLC (c)	3,941	236,972
The Goodyear Tire & Rubber Co. (c)	3,463	82,593
Johnson Controls, Inc. (c)	9,539	489,351

		990,959

Distribution & Wholesale — 0.3%
Fastenal Co. (c)	3,787	179,920
Fossil Group, Inc. (a) (c)	659	79,040
Genuine Parts Co. (c)	2,127	176,945
W.W. Grainger, Inc. (c)	906	231,411

		667,316

Entertainment — 0.0%
International Game Technology (c)	3,493	63,433

Home Builders — 0.1%
D.R. Horton, Inc. (c)	3,936	87,851
Lennar Corp. Class A (c)	2,287	90,474
PulteGroup, Inc. (c)	4,846	98,713

		277,038

Home Furnishing — 0.1%
Harman International Industries, Inc. (c)	936	76,612
Whirlpool Corp. (c)	1,063	166,742

		243,354

Housewares — 0.1%
Newell Rubbermaid, Inc. (c)	4,010	129,964

Leisure Time — 0.2%
Carnival Corp. (c)	6,151	247,086
Harley-Davidson, Inc. (c)	3,127	216,513

		463,599

Lodging — 0.3%
Marriott International, Inc. Class A (c)	3,211	158,495
Starwood Hotels & Resorts Worldwide, Inc. (c)	2,690	213,721
Wyndham Worldwide Corp. (c)	1,818	133,968
Wynn Resorts Ltd. (c)	1,128	219,069

		725,253

Retail — 6.3%
AutoNation, Inc. (a) (c)	869	43,181

	Number of Shares	Value
AutoZone, Inc. (a) (c)	538	$257,132
Bed Bath & Beyond, Inc. (a) (c)	3,054	245,236
Best Buy Co., Inc. (c)	3,755	149,749
CarMax, Inc. (a) (c)	3,146	147,925
Chipotle Mexican Grill, Inc. (a) (c)	394	209,915
Coach, Inc. (c)	3,924	220,254
Costco Wholesale Corp. (c)	6,134	730,007
CVS Caremark Corp. (c)	16,546	1,184,197
Darden Restaurants, Inc. (c)	1,829	99,443
Dollar General Corp. (a) (c)	4,163	251,112
Dollar Tree, Inc. (a) (c)	2,915	164,464
Family Dollar Stores, Inc. (c)	1,364	88,619
GameStop Corp. Class A (c)	1,650	81,279
The Gap, Inc. (c)	3,672	143,502
The Home Depot, Inc. (c)	19,604	1,614,193
Kohl’s Corp. (c)	2,869	162,816
L Brands, Inc. (c)	3,430	212,146
Lowe’s Cos., Inc. (c)	14,528	719,863
Macy’s, Inc. (c)	5,043	269,296
McDonald’s Corp. (c)	13,945	1,353,083
Michael Kors Holdings Ltd. (a) (c)	2,500	202,975
Nordstrom, Inc. (c)	2,061	127,370
O’Reilly Automotive, Inc. (a) (c)	1,517	195,253
PetSmart, Inc. (c)	1,476	107,379
PVH Corp. (c)	1,121	152,479
Ross Stores, Inc. (c)	3,040	227,787
Staples, Inc. (c)	9,260	147,141
Starbucks Corp. (c)	10,538	826,074
Target Corp. (c)	8,833	558,864
Tiffany & Co. (c)	1,513	140,376
The TJX Cos., Inc. (c)	9,969	635,324
Urban Outfitters, Inc. (a) (c)	1,546	57,357
Wal-Mart Stores, Inc. (c)	22,548	1,774,302
Walgreen Co. (c)	12,113	695,771
Yum! Brands, Inc. (c)	6,258	473,167

		14,669,031

Textiles — 0.1%
Cintas Corp. (c)	1,423	84,797
Mohawk Industries, Inc. (a) (c)	800	119,120

		203,917

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (c)	1,631	89,721
Mattel, Inc. (c)	4,663	221,866

		311,587

		22,317,565

Consumer, Non-cyclical — 22.4%
Agriculture — 1.7%
Altria Group, Inc. (c)	27,790	1,066,858
Archer-Daniels-Midland Co. (c)	9,236	400,842
Lorillard, Inc. (c)	5,208	263,941
Philip Morris International, Inc. (c)	22,406	1,952,235

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Reynolds American, Inc. (c)	4,449	$222,406

		3,906,282

Beverages — 2.1%
Brown-Forman Corp. Class B (c)	2,233	168,748
The Coca-Cola Co. (c)	52,886	2,184,721
Coca-Cola Enterprises, Inc. (c)	3,460	152,690
Constellation Brands, Inc. Class A (a) (c)	2,296	161,592
Dr. Pepper Snapple Group, Inc. (c)	2,866	139,631
Molson Coors Brewing Co. Class B (c)	2,175	122,126
Monster Beverage Corp. (a) (c)	1,918	129,983
PepsiCo, Inc. (c)	21,355	1,771,184

		4,830,675

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (a) (c)	2,710	360,593
Amgen, Inc. (c)	10,539	1,203,132
Biogen Idec, Inc. (a) (c)	3,332	932,127
Celgene Corp. (a) (c)	5,764	973,886
Life Technologies Corp. (a) (c)	2,463	186,695
Regeneron Pharmaceuticals, Inc. (a) (c)	1,080	297,259
Vertex Pharmaceuticals, Inc. (a) (c)	3,270	242,961

		4,196,653

Commercial Services — 2.2%
The ADT Corp. (c)	2,828	114,449
Alliance Data Systems Corp. (a) (c)	600	157,758
Automatic Data Processing, Inc. (c)	6,714	542,558
Equifax, Inc. (c)	1,694	117,039
H&R Block, Inc. (c)	3,803	110,439
Iron Mountain, Inc. (c)	2,346	71,201
MasterCard, Inc. Class A (c)	1,434	1,198,050
McKesson Corp. (c)	3,225	520,515
Moody’s Corp. (c)	2,705	212,261
Paychex, Inc. (c)	4,543	206,843
Quanta Services, Inc. (a) (c)	3,012	95,059
Robert Half International, Inc. (c)	1,962	82,384
Total System Services, Inc. (c)	2,304	76,677
Visa, Inc. Class A (c)	7,039	1,567,445
Western Union Co. (c)	7,672	132,342

		5,205,020

Cosmetics & Personal Care — 1.8%
Avon Products, Inc. (c)	6,108	105,180
Colgate-Palmolive Co. (c)	12,284	801,039
The Estee Lauder Cos., Inc. Class A (c)	3,602	271,303
The Procter & Gamble Co. (c)	37,870	3,082,997

		4,260,519

Foods — 1.7%
Campbell Soup Co. (c)	2,472	106,988
ConAgra Foods, Inc. (c)	5,886	198,358
General Mills, Inc. (c)	8,776	438,010
The Hershey Co. (c)	2,051	199,419
Hormel Foods Corp. (c)	1,912	86,365

	Number of Shares	Value
The J.M. Smucker Co. (c)	1,471	$152,425
Kellogg Co. (c)	3,628	221,562
Kraft Foods Group, Inc. (c)	8,325	448,884
The Kroger Co. (c)	7,236	286,039
McCormick & Co., Inc. (c)	1,868	128,743
Mondelez International, Inc. Class A (c)	24,321	858,532
Safeway, Inc. (c)	3,332	108,523
Sysco Corp. (c)	8,197	295,912
Tyson Foods, Inc. Class A (c)	3,846	128,687
Whole Foods Market, Inc. (c)	5,252	303,723

		3,962,170

Health Care – Products — 3.2%
Baxter International, Inc. (c)	7,618	529,832
Becton, Dickinson & Co. (c)	2,705	298,876
Boston Scientific Corp. (a) (c)	18,568	223,187
C.R. Bard, Inc. (c)	1,065	142,646
CareFusion Corp. (a) (c)	3,020	120,256
Covidien PLC (c)	6,389	435,091
Edwards Lifesciences Corp. (a) (c)	1,575	103,572
Intuitive Surgical, Inc. (a) (c)	591	226,991
Johnson & Johnson (c)	39,229	3,592,984
Medtronic, Inc. (c)	13,916	798,639
St. Jude Medical, Inc. (c)	4,018	248,915
Stryker Corp. (c)	4,094	307,623
Varian Medical Systems, Inc. (a) (c)	1,534	119,177
Zimmer Holdings, Inc. (c)	2,372	221,047

		7,368,836

Health Care – Services — 1.5%
Aetna, Inc. (c)	5,165	354,267
Cigna Corp. (c)	3,926	343,447
DaVita HealthCare Partners, Inc. (a) (c)	2,428	153,862
Humana, Inc. (c)	2,151	222,026
Laboratory Corporation of America Holdings (a) (c)	1,293	118,141
Quest Diagnostics, Inc. (c)	2,086	111,685
Tenet Healthcare Corp. (a) (c)	1,420	59,810
Thermo Fisher Scientific, Inc. (c)	5,002	556,973
UnitedHealth Group, Inc. (c)	14,003	1,054,426
WellPoint, Inc. (c)	4,171	385,359

		3,359,996

Household Products — 0.4%
Avery Dennison Corp. (c)	1,348	67,656
Beam, Inc. (c)	2,219	151,025
The Clorox Co. (c)	1,857	172,255
Kimberly-Clark Corp. (c)	5,310	554,683

		945,619

Pharmaceuticals — 6.0%
Abbott Laboratories (c)	21,522	824,938
AbbVie, Inc. (c)	22,201	1,172,435
Actavis PLC (a) (c)	2,404	403,872
Allergan, Inc. (c)	4,119	457,538

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AmerisourceBergen Corp. (c)	3,244	$228,086
Bristol-Myers Squibb Co. (c)	22,831	1,213,468
Cardinal Health, Inc. (c)	4,758	317,882
DENTSPLY International, Inc. (c)	2,014	97,639
Eli Lilly & Co. (c)	13,823	704,973
Express Scripts Holding Co. (a) (c)	11,174	784,862
Forest Laboratories, Inc. (a) (c)	3,338	200,380
Gilead Sciences, Inc. (a) (c)	21,374	1,606,256
Hospira, Inc. (a) (c)	2,359	97,380
Mead Johnson Nutrition Co. (c)	2,819	236,119
Merck & Co., Inc. (c)	40,744	2,039,237
Mylan, Inc. (a) (c)	5,391	233,969
Patterson Cos., Inc. (c)	1,136	46,803
Perrigo Co. PLC (c)	1,904	292,188
Pfizer, Inc. (c)	90,172	2,761,968
Zoetis, Inc. (c)	7,010	229,157

		13,949,150

		51,984,920

Energy — 10.3%
Coal — 0.1%
CONSOL Energy, Inc. (c)	3,198	121,652
Peabody Energy Corp. (c)	3,745	73,140

		194,792

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a) (c)	930	50,815

Oil & Gas — 8.1%
Anadarko Petroleum Corp. (c)	7,039	558,334
Apache Corp. (c)	5,635	484,272
Cabot Oil & Gas Corp. (c)	5,870	227,521
Chesapeake Energy Corp. (c)	7,053	191,418
Chevron Corp. (c)	26,874	3,356,831
ConocoPhillips (c)	17,062	1,205,430
Denbury Resources, Inc. (a)	5,187	85,222
Devon Energy Corp. (c)	5,326	329,520
Diamond Offshore Drilling, Inc. (c)	957	54,472
Ensco PLC Class A (c)	3,277	187,379
EOG Resources, Inc. (c)	3,852	646,520
EQT Corp. (c)	2,147	192,758
Exxon Mobil Corp. (c)	60,808	6,153,770
Helmerich & Payne, Inc. (c)	1,492	125,447
Hess Corp. (c)	3,991	331,253
Marathon Oil Corp. (c)	9,713	342,869
Marathon Petroleum Corp. (c)	4,160	381,597
Murphy Oil Corp. (c)	2,457	159,410
Nabors Industries Ltd. (c)	3,606	61,266
Newfield Exploration Co. (a) (c)	1,907	46,969
Noble Corp. PLC (c)	3,582	134,218
Noble Energy, Inc. (c)	4,992	340,005
Occidental Petroleum Corp. (c)	11,245	1,069,400
Phillips 66 (c)	8,323	641,953
Pioneer Natural Resources Co. (c)	1,977	363,906

	Number of Shares	Value
QEP Resources, Inc. (c)	2,484	$76,135
Range Resources Corp. (c)	2,268	191,215
Rowan Cos. PLC Class A (a) (c)	1,780	62,941
Southwestern Energy Co. (a) (c)	4,942	194,369
Tesoro Corp. (c)	1,910	111,735
Valero Energy Corp. (c)	7,612	383,645
WPX Energy, Inc. (a) (c)	2,801	57,084

		18,748,864

Oil & Gas Services — 1.6%
Baker Hughes, Inc. (c)	6,220	343,717
Cameron International Corp. (a) (c)	3,401	202,461
FMC Technologies, Inc. (a) (c)	3,347	174,747
Halliburton Co. (c)	11,861	601,946
National Oilwell Varco, Inc. (c)	5,975	475,192
Schlumberger Ltd. (c)	18,278	1,647,030
Transocean Ltd. (c)	4,690	231,780

		3,676,873

Pipelines — 0.5%
Kinder Morgan, Inc. (c)	9,451	340,236
ONEOK, Inc. (c)	2,867	178,270
Spectra Energy Corp. (c)	9,411	335,220
The Williams Cos., Inc. (c)	9,537	367,842

		1,221,568

		23,892,912

Financial — 15.8%
Banks — 4.6%
Bank of America Corp. (c)	148,520	2,312,456
Bank of New York Mellon Corp. (c)	16,083	561,940
BB&T Corp. (c)	9,822	366,557
Capital One Financial Corp. (c)	7,968	610,429
Comerica, Inc. (c)	2,586	122,938
Fifth Third Bancorp (c)	12,384	260,436
Huntington Bancshares, Inc. (c)	11,597	111,911
KeyCorp (c)	12,519	168,005
M&T Bank Corp. (c)	1,862	216,774
Northern Trust Corp. (c)	3,172	196,315
PNC Financial Services Group, Inc. (c)	7,443	577,428
Regions Financial Corp. (c)	19,088	188,780
State Street Corp. (c)	6,084	446,505
SunTrust Banks, Inc. (c)	7,546	277,768
U.S. Bancorp (c)	25,520	1,031,008
Wells Fargo & Co. (c)	66,837	3,034,400
Zions Bancorp (c)	2,613	78,286

		10,561,936

Diversified Financial — 5.0%
American Express Co. (c)	12,782	1,159,711
Ameriprise Financial, Inc. (c)	2,781	319,954
BlackRock, Inc. (c)	1,786	565,215
The Charles Schwab Corp. (c)	16,209	421,434
Citigroup, Inc. (c)	42,151	2,196,489

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CME Group, Inc. (c)	4,420	$346,793
Discover Financial Services (c)	6,738	376,991
E*TRADE Financial Corp. (a) (c)	3,970	77,971
Franklin Resources, Inc. (c)	5,691	328,541
The Goldman Sachs Group, Inc. (c)	5,855	1,037,857
IntercontinentalExchange Group, Inc. (c)	1,623	365,045
Invesco Ltd. (c)	6,232	226,845
JP Morgan Chase & Co. (c)	52,281	3,057,393
Legg Mason, Inc. (c)	1,515	65,872
Morgan Stanley (c)	19,285	604,778
The NASDAQ OMX Group, Inc. (c)	1,630	64,874
SLM Corp. (c)	6,143	161,438
T. Rowe Price Group, Inc. (c)	3,678	308,106

		11,685,307

Insurance — 4.3%
ACE Ltd. (c)	4,806	497,565
Aflac, Inc. (c)	6,459	431,461
The Allstate Corp. (c)	6,250	340,875
American International Group, Inc. (c)	20,490	1,046,015
Aon PLC (c)	4,094	343,446
Assurant, Inc. (c)	1,046	69,423
Berkshire Hathaway, Inc. Class B (a) (c)	25,002	2,964,237
The Chubb Corp. (c)	3,529	341,007
Cincinnati Financial Corp. (c)	2,102	110,082
Genworth Financial, Inc. Class A (a) (c)	6,902	107,188
The Hartford Financial Services Group, Inc. (c)	6,189	224,227
Lincoln National Corp. (c)	3,672	189,549
Loews Corp. (c)	4,251	205,068
Marsh & McLennan Cos., Inc. (c)	7,698	372,275
MetLife, Inc. (c)	15,643	843,471
Principal Financial Group, Inc. (c)	3,806	187,674
The Progressive Corp. (c)	7,765	211,752
Prudential Financial, Inc. (c)	6,536	602,750
Torchmark Corp. (c)	1,289	100,735
The Travelers Cos., Inc. (c)	5,006	453,243
Unum Group (c)	3,726	130,708
XL Group PLC (c)	4,037	128,538

		9,901,289

Real Estate — 0.0%
CBRE Group, Inc. (a) (c)	3,844	101,097

Real Estate Investment Trusts (REITS) — 1.8%
American Tower Corp. (c)	5,502	439,170
Apartment Investment & Management Co. Class A (c)	2,072	53,686
AvalonBay Communities, Inc. (c)	1,713	202,528
Boston Properties, Inc. (c)	2,158	216,598
Equity Residential (c)	4,687	243,115
General Growth Properties, Inc. (c)	7,530	151,127
HCP, Inc. (c)	6,392	232,157
Health Care REIT, Inc. (c)	3,995	214,012
Host Hotels & Resorts, Inc. (c)	10,528	204,664

	Number of Shares	Value
Kimco Realty Corp. (c)	5,745	$113,464
The Macerich Co. (c)	1,990	117,191
Plum Creek Timber Co., Inc. (c)	2,443	113,624
Prologis, Inc. (c)	6,956	257,024
Public Storage (c)	2,038	306,760
Simon Property Group, Inc. (c)	4,325	658,092
Ventas, Inc. (c)	4,103	235,020
Vornado Realty Trust (c)	2,383	211,587
Weyerhaeuser Co. (c)	8,144	257,106

		4,226,925

Savings & Loans — 0.1%
Hudson City Bancorp, Inc. (c)	6,688	63,068
People’s United Financial, Inc. (c)	4,487	67,843

		130,911

		36,607,465

Industrial — 10.7%
Aerospace & Defense — 2.0%
The Boeing Co. (c)	9,555	1,304,162
General Dynamics Corp. (c)	4,683	447,461
L-3 Communications Holdings, Inc. (c)	1,251	133,682
Lockheed Martin Corp. (c)	3,740	555,988
Northrop Grumman Corp. (c)	3,022	346,352
Raytheon Co. (c)	4,510	409,057
Rockwell Collins, Inc. (c)	1,934	142,961
United Technologies Corp. (c)	11,830	1,346,254

		4,685,917

Building Materials — 0.1%
Masco Corp. (c)	5,017	114,237

Electrical Components & Equipment — 0.4%
AMETEK, Inc. (c)	3,450	181,711
Emerson Electric Co. (c)	9,781	686,431

		868,142

Electronics — 0.5%
Agilent Technologies, Inc. (c)	4,654	266,162
Allegion PLC (a) (c)	1,280	56,563
Amphenol Corp. Class A (c)	2,191	195,393
FLIR Systems, Inc. (c)	1,939	58,364
Garmin Ltd. (c)	1,732	80,053
Jabil Circuit, Inc. (c)	2,560	44,647
PerkinElmer, Inc. (c)	1,568	64,649
TE Connectivity Ltd. (c)	5,788	318,977
Waters Corp. (a) (c)	1,178	117,800

		1,202,608

Engineering & Construction — 0.1%
Fluor Corp. (c)	2,245	180,251
Jacobs Engineering Group, Inc. (a) (c)	1,864	117,413

		297,664

Environmental Controls — 0.2%
Republic Services, Inc. (c)	3,842	127,554

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stericycle, Inc. (a) (c)	1,185	$137,662
Waste Management, Inc. (c)	6,107	274,021

		539,237

Hand & Machine Tools — 0.1%
Snap-on, Inc. (c)	779	85,316
Stanley Black & Decker, Inc. (c)	2,071	167,109

		252,425

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc. (c)	8,929	810,842
Ingersoll-Rand PLC (c)	3,740	230,384
Joy Global, Inc. (c)	1,485	86,858

		1,128,084

Machinery – Diversified — 0.7%
Cummins, Inc. (c)	2,428	342,275
Deere & Co. (c)	5,335	487,245
Flowserve Corp. (c)	2,013	158,685
Rockwell Automation, Inc. (c)	1,893	223,677
Roper Industries, Inc. (c)	1,396	193,597
Xylem, Inc. (c)	2,581	89,303

		1,494,782

Manufacturing — 4.0%
3M Co. (c)	8,886	1,246,261
Danaher Corp. (c)	8,342	644,002
Dover Corp. (c)	2,428	234,399
Eaton Corp. PLC (c)	6,672	507,873
General Electric Co. (c)	140,842	3,947,801
Honeywell International, Inc. (c)	10,828	989,354
Illinois Tool Works, Inc. (c)	5,771	485,226
Leggett & Platt, Inc. (c)	2,008	62,128
Pall Corp. (c)	1,563	133,402
Parker Hannifin Corp. (c)	2,037	262,040
Pentair Ltd. (c)	2,767	214,913
Textron, Inc. (c)	3,901	143,401
Tyco International Ltd. (c)	6,500	266,760

		9,137,560

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp. (c)	2,052	552,604

Packaging & Containers — 0.2%
Ball Corp. (c)	2,067	106,781
Bemis Co., Inc. (c)	1,441	59,023
Owens-Illinois, Inc. (a) (c)	2,274	81,364
Sealed Air Corp.	2,719	92,582

		339,750

Transportation — 1.7%
C.H. Robinson Worldwide, Inc. (c)	2,067	120,589
CSX Corp. (c)	14,026	403,528
Expeditors International of Washington, Inc. (c)	2,893	128,015
FedEx Corp. (c)	4,164	598,658

	Number of Shares	Value
Kansas City Southern (c)	1,540	$190,698
Norfolk Southern Corp. (c)	4,373	405,946
Ryder System, Inc. (c)	769	56,737
Union Pacific Corp. (c)	6,442	1,082,256
United Parcel Service, Inc. Class B (c)	9,894	1,039,661

		4,026,088

		24,639,098

Technology — 11.5%
Computers — 5.8%
Accenture PLC Class A (c)	8,818	725,016
Apple, Inc. (c)	12,490	7,008,264
Cognizant Technology Solutions Corp. Class A (a) (c)	4,221	426,236
Computer Sciences Corp. (c)	2,022	112,989
EMC Corp. (c)	28,698	721,755
Hewlett-Packard Co. (c)	26,723	747,709
International Business Machines Corp. (c)	14,172	2,658,242
NetApp, Inc. (c)	4,776	196,485
SanDisk Corp. (c)	3,205	226,081
Seagate Technology PLC (c)	4,551	255,584
Teradata Corp. (a) (c)	2,249	102,307
Western Digital Corp. (c)	2,922	245,156

		13,425,824

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. (c)	2,802	65,286
Xerox Corp. (c)	16,186	196,984

		262,270

Semiconductors — 2.0%
Altera Corp. (c)	4,459	145,051
Analog Devices, Inc. (c)	4,369	222,513
Applied Materials, Inc. (c)	16,777	296,785
Broadcom Corp. Class A (c)	7,527	223,176
Intel Corp. (c)	69,274	1,798,353
KLA-Tencor Corp. (c)	2,271	146,389
Lam Research Corp. (a) (c)	2,263	123,220
Linear Technology Corp. (c)	3,301	150,361
LSI Corp. (c)	7,669	84,513
Microchip Technology, Inc. (c)	2,755	123,286
Micron Technology, Inc. (a) (c)	14,503	315,585
NVIDIA Corp. (c)	8,139	130,387
Texas Instruments, Inc. (c)	15,185	666,773
Xilinx, Inc. (c)	3,678	168,894

		4,595,286

Software — 3.6%
Adobe Systems, Inc. (a) (c)	6,531	391,076
Autodesk, Inc. (a) (c)	3,138	157,936
CA, Inc. (c)	4,611	155,160
Cerner Corp. (a) (c)	4,090	227,977
Citrix Systems, Inc. (a) (c)	2,580	163,185

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Dun & Bradstreet Corp. (c)	502	$61,621
Electronic Arts, Inc. (a)	4,262	97,770
Fidelity National Information Services, Inc. (c)	4,061	217,994
Fiserv, Inc. (a) (c)	3,658	216,005
Intuit, Inc. (c)	3,915	298,793
Microsoft Corp. (c)	105,820	3,960,843
Oracle Corp. (c)	48,927	1,871,947
Red Hat, Inc. (a) (c)	2,635	147,665
Salesforce.com, Inc. (a) (c)	7,696	424,742

		8,392,714

		26,676,094

Utilities — 2.8%
Electric — 2.6%
The AES Corp. (c)	8,624	125,134
Ameren Corp. (c)	3,416	123,523
American Electric Power Co., Inc. (c)	6,776	316,710
CenterPoint Energy, Inc. (c)	6,028	139,729
CMS Energy Corp. (c)	3,759	100,629
Consolidated Edison, Inc. (c)	4,090	226,095
Dominion Resources, Inc. (c)	8,061	521,466
DTE Energy Co. (c)	2,420	160,664
Duke Energy Corp. (c)	9,845	679,404
Edison International (c)	4,568	211,498
Entergy Corp. (c)	2,541	160,769
Exelon Corp. (c)	12,023	329,310
FirstEnergy Corp. (c)	5,832	192,339
Integrys Energy Group, Inc. (c)	1,091	59,361
NextEra Energy, Inc. (c)	5,941	508,668
Northeast Utilities (c)	4,424	187,533
NRG Energy, Inc. (c)	4,531	130,130
Pepco Holdings, Inc. (c)	3,520	67,338
PG&E Corp. (c)	6,181	248,971
Pinnacle West Capital Corp.	1,557	82,397
PPL Corp. (c)	8,825	265,544
Public Service Enterprise Group, Inc. (c)	7,044	225,690
SCANA Corp.	1,996	93,672
The Southern Co. (c)	12,178	500,638
TECO Energy, Inc. (c)	2,841	48,979
Wisconsin Energy Corp. (c)	3,138	129,725
Xcel Energy, Inc. (c)	6,931	193,652

		6,029,568

Gas — 0.2%
AGL Resources, Inc. (c)	1,659	78,355
NiSource, Inc. (c)	4,396	144,540
Sempra Energy (c)	3,201	287,322

		510,217

		6,539,785

TOTAL COMMON STOCK (Cost $191,020,572)		229,874,784

TOTAL EQUITIES (Cost $191,020,572)		229,874,784

	Principal Amount	Value
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. (b) 5.000% 8/01/49	$359,000	$-

TOTAL CORPORATE DEBT (Cost $0)		-

TOTAL BONDS & NOTES (Cost $0)		-

	Units
PURCHASED OPTIONS — 0.1%

Financial — 0.1%
Diversified Financial — 0.1%
S&P 500 Index, Put, Expires, 01/18/14, Strike 1,625.00	476	40,460
S&P 500 Index, Put, Expires, 01/18/14, Strike 1,650.00	235	25,850
S&P 500 Index, Put, Expires, 02/22/14, Strike 1,600.00	169	41,405
S&P 500 Index, Put, Expires, 02/22/14, Strike 1,650.00	170	69,700
S&P 500 Index, Put, Expires, 03/22/14, Strike 1,675.00	190	171,000

		348,415

TOTAL PURCHASED OPTIONS (Cost $1,045,620)		348,415

TOTAL LONG-TERM INVESTMENTS (Cost $192,066,192)		230,223,199

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$4,316,899	4,316,899

TOTAL SHORT-TERM INVESTMENTS (Cost $4,316,899)		4,316,899

TOTAL INVESTMENTS — 101.2% (Cost $196,383,091) (e)		234,540,098

Other Assets/(Liabilities) — (1.2)%		(2,786,750)

NET ASSETS — 100.0%		$231,753,348

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	All or a portion of this security is pledged as collateral for open written options outstanding. (Note 2).
(d)	Maturity value of $4,316,901. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $4,406,124.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 95.6%
Basic Materials — 2.7%
Chemicals — 1.8%
Celanese Corp. Series A	54,000	$2,986,740
Rockwood Holdings, Inc.	59,000	4,243,280

		7,230,020

Mining — 0.9%
Agnico-Eagle Mines Ltd.	61,000	1,609,180
Franco-Nevada Corp.	54,000	2,200,669

		3,809,849

		11,039,869

Communications — 9.4%
Advertising — 0.1%
Aimia, Inc. (a)	16,600	304,887

Internet — 4.3%
Akamai Technologies, Inc. (b)	90,000	4,246,200
Dropbox, Inc. (b) (c)	9,011	81,541
FireEye, Inc. (a) (b)	3,000	130,830
Groupon, Inc. (b)	206,000	2,424,620
LinkedIn Corp. Class A (b)	5,000	1,084,150
Netflix, Inc. (b)	7,000	2,577,190
Rackspace Hosting, Inc. (b)	27,000	1,056,510
TripAdvisor, Inc. (b)	11,000	911,130
Twitter, Inc. (a) (b)	8,000	509,200
VeriSign, Inc. (b)	77,000	4,603,060
zulily, Inc. Class A (a) (b)	6,000	248,580

		17,873,011

Media — 2.3%
Charter Communications, Inc. Class A (b)	32,000	4,376,320
Discovery Communications, Inc. Series C (b)	14,000	1,174,040
FactSet Research Systems, Inc. (a)	36,000	3,908,880

		9,459,240

Telecommunications — 2.7%
DigitalGlobe, Inc. (b)	90,000	3,703,500
JDS Uniphase Corp. (b)	269,000	3,491,620
Motorola Solutions, Inc.	63,000	4,252,500

		11,447,620

		39,084,758

Consumer, Cyclical — 15.6%
Airlines — 0.5%
Alaska Air Group, Inc.	26,300	1,929,631

Auto Manufacturers — 0.3%
Tesla Motors, Inc. (a) (b)	8,000	1,203,040

	Number of Shares	Value
Automotive & Parts — 0.6%
WABCO Holdings, Inc. (b)	27,000	$2,522,070

Distribution & Wholesale — 1.1%
Fastenal Co.	94,000	4,465,940

Home Furnishing — 0.6%
Harman International Industries, Inc.	32,000	2,619,200

Leisure Time — 1.6%
Harley-Davidson, Inc.	45,000	3,115,800
Norwegian Cruise Line Holdings Ltd. (b)	99,000	3,511,530

		6,627,330

Lodging — 1.4%
Choice Hotels International, Inc.	48,000	2,357,280
Marriott International, Inc. Class A	72,000	3,553,920

		5,911,200

Retail — 9.5%
AutoZone, Inc. (b)	9,000	4,301,460
CarMax, Inc. (b)	131,000	6,159,620
Chipotle Mexican Grill, Inc. (b)	5,000	2,663,900
Coach, Inc.	41,000	2,301,330
Dollar General Corp. (b)	81,000	4,885,920
Dollar Tree, Inc. (b)	59,000	3,328,780
DSW, Inc. Class A	71,200	3,042,376
Kohl’s Corp.	34,000	1,929,500
L Brands, Inc.	27,000	1,669,950
O’Reilly Automotive, Inc. (b)	32,000	4,118,720
Panera Bread Co. Class A (b)	7,000	1,236,830
Rite Aid Corp. (b)	324,000	1,639,440
Tim Hortons, Inc.	41,000	2,393,580

		39,671,406

		64,949,817

Consumer, Non-cyclical — 27.2%
Beverages — 0.4%
Green Mountain Coffee Roasters, Inc. (a) (b)	20,000	1,511,600

Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc. (b)	18,000	2,395,080
Alkermes PLC (b)	94,000	3,822,040
Illumina, Inc. (b)	23,000	2,544,260
Incyte Corp. (b)	40,000	2,025,200
Puma Biotechnology, Inc. (b)	9,000	931,770
Regeneron Pharmaceuticals, Inc. (b)	10,000	2,752,400
Vertex Pharmaceuticals, Inc. (b)	32,000	2,377,600

		16,848,350

Commercial Services — 8.7%
ARAMARK Holdings Corp. (b)	43,700	1,145,814
CoreLogic, Inc. (b)	81,000	2,877,930
Equifax, Inc.	54,000	3,730,860

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gartner, Inc. (b)	72,000	$5,115,600
Global Payments, Inc.	45,000	2,924,550
Hertz Global Holdings, Inc. (b)	135,000	3,863,700
Manpower, Inc.	54,000	4,636,440
Quanta Services, Inc. (b)	157,000	4,954,920
Vantiv, Inc. Class A (b)	103,000	3,358,830
Verisk Analytics, Inc. Class A (b)	52,000	3,417,440

		36,026,084

Foods — 2.6%
Dean Foods Co. (b)	89,000	1,529,910
The Fresh Market, Inc. (b)	19,000	769,500
Sprouts Farmers Market, Inc. (b)	5,000	192,150
TreeHouse Foods, Inc. (b)	36,000	2,481,120
WhiteWave Foods Co. Class A (b)	141,000	3,234,540
Whole Foods Market, Inc.	45,000	2,602,350

		10,809,570

Health Care – Products — 4.4%
Bruker Corp. (b)	135,000	2,668,950
CareFusion Corp. (b)	112,000	4,459,840
The Cooper Cos., Inc.	25,000	3,096,000
Henry Schein, Inc. (b)	36,000	4,113,360
IDEXX Laboratories, Inc. (b)	38,000	4,042,060

		18,380,210

Health Care – Services — 3.8%
Catamaran Corp. (b)	5,000	237,400
Covance, Inc. (b)	54,000	4,755,240
Envision Healthcare Holdings, Inc. (b)	34,000	1,207,680
Laboratory Corporation of America Holdings (b)	45,000	4,111,650
MEDNAX, Inc. (b)	46,000	2,455,480
Universal Health Services, Inc. Class B	38,000	3,087,880

		15,855,330

Pharmaceuticals — 3.3%
Alnylam Pharmaceuticals, Inc. (b)	18,000	1,157,940
Cubist Pharmaceuticals, Inc. (b)	14,000	964,180
DENTSPLY International, Inc.	108,000	5,235,840
Hospira, Inc. (b)	65,000	2,683,200
Pharmacyclics, Inc. (b)	14,000	1,480,920
Sirona Dental Systems, Inc. (b)	9,000	631,800
Valeant Pharmaceuticals International, Inc. (b)	13,000	1,526,200

		13,680,080

		113,111,224

Energy — 5.7%
Coal — 0.6%
CONSOL Energy, Inc.	65,000	2,472,600

Oil & Gas — 5.1%
Antero Resources Corp. (b)	8,000	507,520

	Number of Shares	Value
Concho Resources, Inc. (b)	22,000	$2,376,000
EQT Corp.	63,000	5,656,140
Pioneer Natural Resources Co.	14,000	2,576,980
Range Resources Corp.	57,000	4,805,670
SM Energy Co.	62,000	5,152,820

		23,547,730

Financial — 6.9%
Diversified Financial — 2.7%
CBOE Holdings, Inc.	67,000	3,481,320
The Charles Schwab Corp.	36,000	936,000
IntercontinentalExchange Group, Inc.	13,000	2,923,960
TD Ameritrade Holding Corp.	126,000	3,860,640

		11,201,920

Insurance — 3.4%
Fidelity National Financial, Inc. Class A	171,000	5,548,950
HCC Insurance Holdings, Inc.	72,000	3,322,080
The Progressive Corp.	117,000	3,190,590
Willis Group Holdings PLC	49,000	2,195,690

		14,257,310

Real Estate — 0.8%
Jones Lang LaSalle, Inc.	31,000	3,174,090

		28,633,320

Industrial — 16.2%
Building Materials — 0.5%
Martin Marietta Materials, Inc.	22,000	2,198,680

Electrical Components & Equipment — 2.3%
AMETEK, Inc.	90,000	4,740,300
The Babcock & Wilcox Co.	148,000	5,060,120

		9,800,420

Electronics — 2.7%
Agilent Technologies, Inc.	77,000	4,403,630
FEI Co.	8,000	714,880
Mettler-Toledo International, Inc. (b)	4,000	970,360
Sensata Technologies Holding NV (b)	81,000	3,140,370
Trimble Navigation Ltd. (b)	63,000	2,186,100

		11,415,340

Environmental Controls — 0.4%
Waste Connections, Inc.	36,000	1,570,680

Machinery – Diversified — 3.0%
IDEX Corp.	81,000	5,981,850
Nordson Corp.	18,000	1,337,400
Roper Industries, Inc.	36,000	4,992,480

		12,311,730

Manufacturing — 4.9%
Acuity Brands, Inc.	25,000	2,733,000
Colfax Corp. (b)	48,000	3,057,120

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pall Corp.	69,000	$5,889,150
Teleflex, Inc.	22,000	2,064,920
Textron, Inc.	180,000	6,616,800

		20,360,990

Metal Fabricate & Hardware — 0.3%
Rexnord Corp. (b)	52,300	1,412,623

Packaging & Containers — 0.6%
Ball Corp.	45,000	2,324,700

Transportation — 1.5%
J.B. Hunt Transport Services, Inc.	36,000	2,782,800
Kansas City Southern	27,000	3,343,410

		6,126,210

		67,521,373

Technology — 11.3%
Computers — 1.7%
IHS, Inc. Class A (b)	58,000	6,942,600

Semiconductors — 3.7%
Altera Corp.	90,000	2,927,700
Atmel Corp. (b)	286,000	2,239,380
Avago Technologies Ltd.	45,000	2,380,050
Cree, Inc. (b)	18,000	1,126,260
IPG Photonics Corp. (a) (b)	24,000	1,862,640
Microchip Technology, Inc. (a)	36,000	1,611,000
Xilinx, Inc.	72,000	3,306,240

		15,453,270

Software — 5.9%
Concur Technologies, Inc. (b)	31,000	3,198,580
Fidelity National Information Services, Inc.	36,000	1,932,480
Fiserv, Inc. (b)	126,000	7,440,300
MSCI, Inc. (b)	64,000	2,798,080
Red Hat, Inc. (b)	94,000	5,267,760
Servicenow, Inc. (b)	45,000	2,520,450
Veeva Systems, Inc. Class A (a) (b)	4,000	128,400
Workday, Inc. Class A (b)	16,000	1,330,560

		24,616,610

		47,012,480

Utilities — 0.6%
Electric — 0.6%
Calpine Corp. (b)	134,000	2,614,340

TOTAL COMMON STOCK (Cost $248,404,398)		397,514,911

PREFERRED STOCK — 0.4%
Communications — 0.4%
Internet — 0.4%
Coupons.com (b) (c)	134,468	779,914
Dropbox, Inc. Series A (b) (c)	11,190	101,259
Dropbox, Inc. Series A 1 (b) (c)	54,965	497,384

	Number of Shares	Value
Living Social (b) (c)	158,890	$95,334

		1,473,891

TOTAL PREFERRED STOCK (Cost $2,235,210)		1,473,891

TOTAL EQUITIES (Cost $250,639,608)		398,988,802

MUTUAL FUNDS — 4.0%
Diversified Financial — 4.0%
State Street Navigator Securities Lending Prime Portfolio (d)	10,931,759	10,931,759
T. Rowe Price Government Reserve Investment Fund	5,796,693	5,796,693

		16,728,452

TOTAL MUTUAL FUNDS (Cost $16,728,452)		16,728,452

TOTAL LONG-TERM INVESTMENTS (Cost $267,368,060)		415,717,254

	Principal Amount
SHORT-TERM INVESTMENTS — 3.2%
Repurchase Agreement — 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	$13,333,686	13,333,686

TOTAL SHORT-TERM INVESTMENTS (Cost $13,333,686)		13,333,686

TOTAL INVESTMENTS — 103.2% (Cost $280,701,746) (f)		429,050,940

Other Assets/(Liabilities) — (3.2)%		(13,375,692)

NET ASSETS — 100.0%		$415,675,248

Notes to Portfolio of Investments

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $10,695,749. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $1,555,432 or 0.37% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $13,333,693. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $13,601,876.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 95.2%

COMMON STOCK — 95.2%
Basic Materials — 1.6%
Iron & Steel — 0.8%
Nucor Corp.	73,589	$3,928,181

Mining — 0.8%
Newmont Mining Corp.	164,381	3,785,694

		7,713,875

Communications — 1.8%
Telecommunications — 1.8%
CenturyLink, Inc.	153,852	4,900,186
Harris Corp.	33,458	2,335,703
Rogers Communications, Inc. Class B	39,483	1,786,724

		9,022,613

Consumer, Cyclical — 6.7%
Airlines — 0.7%
Southwest Airlines Co.	174,480	3,287,203

Automotive & Parts — 0.4%
Autoliv, Inc.	22,863	2,098,823

Entertainment — 0.7%
International Game Technology	190,894	3,466,635

Leisure Time — 0.9%
Carnival Corp.	112,686	4,526,597

Retail — 4.0%
Bed Bath & Beyond, Inc. (a)	15,792	1,268,098
CEC Entertainment, Inc.	53,621	2,374,338
Coach, Inc.	26,371	1,480,204
CST Brands, Inc.	47,024	1,726,721
Lowe’s Cos., Inc.	142,504	7,061,073
Target Corp.	86,413	5,467,351

		19,377,785

		32,757,043

Consumer, Non-cyclical — 21.4%
Beverages — 0.6%
Dr. Pepper Snapple Group, Inc.	57,229	2,788,197

Biotechnology — 0.5%
Bio-Rad Laboratories, Inc. Class A (a)	19,250	2,379,492

Commercial Services — 3.0%
The ADT Corp.	249,683	10,104,671
Corrections Corporation of America	150,615	4,830,223

		14,934,894

Foods — 6.2%
Campbell Soup Co.	37,230	1,611,314
ConAgra Foods, Inc.	83,307	2,807,446

	Number of Shares	Value
General Mills, Inc.	60,596	$3,024,346
Hillshire Brands Co.	189,017	6,320,729
Kellogg Co.	40,121	2,450,190
Kraft Foods Group, Inc.	54,970	2,963,982
Mondelez International, Inc. Class A	105,387	3,720,161
Sysco Corp.	207,814	7,502,086

		30,400,254

Health Care – Products — 6.3%
Becton, Dickinson & Co.	25,056	2,768,437
Boston Scientific Corp. (a)	247,912	2,979,902
CareFusion Corp. (a)	142,913	5,690,796
Medtronic, Inc.	89,447	5,133,363
Steris Corp.	49,051	2,356,901
Stryker Corp.	75,911	5,703,953
Varian Medical Systems, Inc. (a)	18,400	1,429,496
Zimmer Holdings, Inc.	50,011	4,660,525

		30,723,373

Health Care – Services — 2.8%
Cigna Corp.	23,400	2,047,032
Humana, Inc.	2,458	253,715
LifePoint Hospitals, Inc. (a)	116,376	6,149,308
Quest Diagnostics, Inc.	99,253	5,314,005

		13,764,060

Pharmaceuticals — 2.0%
Hospira, Inc. (a)	104,919	4,331,056
Mallinckrodt PLC (a)	46,315	2,420,422
Patterson Cos., Inc.	75,118	3,094,862

		9,846,340

		104,836,610

Energy — 8.4%
Oil & Gas — 7.0%
Apache Corp.	77,714	6,678,741
Devon Energy Corp.	82,176	5,084,229
Imperial Oil Ltd.	309,164	13,690,821
Murphy Oil Corp.	61,269	3,975,133
Southwestern Energy Co. (a)	124,852	4,910,429

		34,339,353

Oil & Gas Services — 0.6%
Cameron International Corp. (a)	49,779	2,963,344

Pipelines — 0.8%
Williams Partners LP	74,168	3,772,185

		41,074,882

Financial — 23.1%
Banks — 9.1%
Comerica, Inc.	61,736	2,934,930
Commerce Bancshares, Inc.	123,744	5,557,343
Cullen/Frost Bankers, Inc.	51,105	3,803,745
KeyCorp	116,282	1,560,504

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Northern Trust Corp.	238,642	$14,769,553
PNC Financial Services Group, Inc.	95,531	7,411,295
State Street Corp.	17,093	1,254,455
SunTrust Banks, Inc.	99,476	3,661,712
Westamerica Bancorp.	66,018	3,727,376

		44,680,913

Diversified Financial — 1.7%
The Charles Schwab Corp.	51,158	1,330,108
Franklin Resources, Inc.	62,112	3,585,726
LPL Financial Holdings, Inc.	71,226	3,349,759

		8,265,593

Insurance — 7.8%
ACE Ltd.	47,478	4,915,397
Aflac, Inc.	24,630	1,645,284
The Allstate Corp.	59,743	3,258,383
Arthur J. Gallagher & Co.	58,770	2,758,076
The Chubb Corp.	46,814	4,523,637
HCC Insurance Holdings, Inc.	93,647	4,320,873
Marsh & McLennan Cos., Inc.	59,403	2,872,729
MetLife, Inc.	33,120	1,785,830
Reinsurance Group of America, Inc. Class A	70,534	5,460,037
Symetra Financial Corp.	114,110	2,163,526
The Travelers Cos., Inc.	21,755	1,969,698
Unum Group	80,865	2,836,744

		38,510,214

Real Estate Investment Trusts (REITS) — 3.0%
Annaly Capital Management, Inc.	421,703	4,204,379
Capstead Mortgage Corp.	98,730	1,192,658
Empire State Realty Trust, Inc. Class A	157,064	2,403,079
Federal Realty Investment Trust	17,560	1,780,760
Piedmont Office Realty Trust, Inc. Class A	323,225	5,339,677

		14,920,553

Savings & Loans — 1.5%
Capitol Federal Financial, Inc.	94,124	1,139,842
People’s United Financial, Inc.	394,717	5,968,121

		7,107,963

		113,485,236

Industrial — 14.1%
Aerospace & Defense — 2.4%
General Dynamics Corp.	67,815	6,479,724
Northrop Grumman Corp.	20,525	2,352,370
Rockwell Collins, Inc.	37,510	2,772,739

		11,604,833

Electronics — 3.0%
Agilent Technologies, Inc.	61,304	3,505,976
Brady Corp. Class A	70,785	2,189,380
Koninklijke Philips Electronics NV	115,731	4,266,202

	Number of Shares	Value
TE Connectivity Ltd.	76,564	$4,219,442
Woodward, Inc.	14,430	658,152

		14,839,152

Environmental Controls — 3.8%
Republic Services, Inc.	485,666	16,124,111
Waste Management, Inc.	52,848	2,371,290

		18,495,401

Hand & Machine Tools — 1.1%
Regal-Beloit Corp.	33,675	2,482,521
Stanley Black & Decker, Inc.	35,140	2,835,447

		5,317,968

Manufacturing — 1.8%
Textron, Inc.	99,574	3,660,340
Tyco International Ltd.	131,289	5,388,101

		9,048,441

Packaging & Containers — 1.2%
Bemis Co., Inc.	74,283	3,042,631
Sonoco Products Co.	71,411	2,979,267

		6,021,898

Transportation — 0.8%
Heartland Express, Inc.	189,840	3,724,661

		69,052,354

Technology — 7.7%
Computers — 2.2%
SanDisk Corp.	66,375	4,682,093
Western Digital Corp.	73,276	6,147,856

		10,829,949

Semiconductors — 5.5%
Analog Devices, Inc.	45,734	2,329,232
Applied Materials, Inc.	503,857	8,913,230
KLA-Tencor Corp.	47,169	3,040,514
Maxim Integrated Products, Inc.	134,859	3,763,915
Microchip Technology, Inc.	53,879	2,411,085
Teradyne, Inc. (a)	380,314	6,701,133

		27,159,109

		37,989,058

Utilities — 10.4%
Electric — 8.1%
Ameren Corp.	75,170	2,718,147
Consolidated Edison, Inc.	86,590	4,786,695
The Empire District Electric Co.	90,294	2,048,771
Great Plains Energy, Inc.	251,790	6,103,390
IDACORP, Inc.	7,224	374,492
Northeast Utilities	53,889	2,284,355
NorthWestern Corp.	55,370	2,398,628
PG&E Corp.	90,363	3,639,822
Portland General Electric Co.	87,943	2,655,879
Westar Energy, Inc.	231,379	7,443,462

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xcel Energy, Inc.	189,768	$5,302,118

		39,755,759

Gas — 2.3%
AGL Resources, Inc.	51,246	2,420,348
The Laclede Group, Inc.	82,866	3,773,718
Southwest Gas Corp.	51,491	2,878,862
WGL Holdings, Inc.	60,540	2,425,232

		11,498,160

		51,253,919

TOTAL COMMON STOCK (Cost $400,633,733)		467,185,590

TOTAL EQUITIES (Cost $400,633,733)		467,185,590

MUTUAL FUNDS — 3.2%
Diversified Financial — 3.2%
iShares Russell Midcap Value Index Fund	236,954	15,570,247

TOTAL MUTUAL FUNDS (Cost $14,329,459)		15,570,247

TOTAL LONG-TERM INVESTMENTS (Cost $414,963,192)		482,755,837

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$11,046,816	11,046,816

TOTAL SHORT-TERM INVESTMENTS (Cost $11,046,816)		11,046,816

TOTAL INVESTMENTS — 100.6% (Cost $426,010,008) (c)		493,802,653

Other Assets/(Liabilities) — (0.6)%		(3,068,516)

NET ASSETS — 100.0%		$490,734,137

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $11,046,822. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 5/15/39 – 8/15/39, and an aggregate market value, including accrued interest, of $11,268,270.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 0.3%

PREFERRED STOCK — 0.3%
Financial — 0.3%
Savings & Loans — 0.3%
GMAC Capital Trust I VRN 8.125%	44,000	$1,176,560

TOTAL PREFERRED STOCK (Cost $1,100,000)		1,176,560

TOTAL EQUITIES (Cost $1,100,000)		1,176,560

	Principal Amount
BONDS & NOTES — 121.1%

CORPORATE DEBT — 17.3%
Agriculture — 0.0%
Altria Group, Inc. 7.750% 2/06/14	$100,000	100,650

Auto Manufacturers — 0.3%
Daimler Finance NA LLC FRN (a) 0.843% 1/09/15	1,300,000	1,304,352

Banks — 5.0%
Banco Santander Brasil SA (a) 4.250% 1/14/16	800,000	825,000
Bank of Nova Scotia (a) 1.950% 1/30/17	200,000	205,080
Barclays Bank PLC VRN GBP (b) 14.000% 12/31/49	700,000	1,539,139
BBVA US Senior SA FRN 2.364% 5/16/14	800,000	805,037
BNP Paribas SA FRN 1.144% 1/10/14	500,000	500,083
Citigroup, Inc. FRN 1.198% 7/25/16	2,800,000	2,829,098
Citigroup, Inc. 2.250% 8/07/15	600,000	612,467
Dexia Credit Local SA (c) 2.750% 4/29/14	300,000	302,259
Eksportfinans ASA 5.500% 5/25/16	3,500,000	3,692,500
HBOS PLC FRN EUR (b) 0.969% 3/29/16	2,100,000	2,803,455
HBOS PLC (a) 6.750% 5/21/18	100,000	113,113
HSBC Bank PLC (a) 2.000% 1/19/14	100,000	100,074
ICICI Bank Ltd. (a) 4.750% 11/25/16	900,000	938,147

	Principal Amount	Value
ICICI Bank Ltd. (a) 5.750% 11/16/20	$200,000	$205,740
Intesa Sanpaolo SpA FRN (a) 2.638% 2/24/14	200,000	200,585
Royal Bank of Scotland PLC VRN EUR (b) (c) 10.500% 3/16/22	2,000,000	3,341,918
Sberbank of Russia Via SB Capital SA (c) 5.499% 7/07/15	800,000	844,000
State Bank of India (c) 4.500% 10/23/14	200,000	203,916
State Bank of India (a) 4.500% 7/27/15	300,000	308,756
Turkiye Garanti Bankasi AS FRN (a) 2.742% 4/20/16	200,000	193,500

		20,563,867

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. FRN 0.788% 1/27/14	500,000	500,186

Commercial Services — 0.3%
Massachusetts Institute of Technology 5.600% 7/01/11	1,000,000	1,135,886

Diversified Financial — 8.5%
Ally Financial, Inc. FRN 3.439% 2/11/14	1,100,000	1,102,640
Ally Financial, Inc. FRN 3.645% 6/20/14	2,100,000	2,125,977
Ally Financial, Inc. 6.750% 12/01/14	3,000,000	3,138,750
Banque PSA Finance (Acquired 4/04/11, Cost $300,000) FRN (a) (d) 2.146% 4/04/14	300,000	299,520
Citigroup, Inc. FRN 1.694% 1/13/14	200,000	200,073
Credit Agricole Home Loan FRN (a) 0.992% 7/21/14	600,000	601,810
Federal Home Loan Mortgage Corp. 0.875% 3/07/18	100,000	97,420
Federal Home Loan Mortgage Corp. 1.000% 6/29/17	3,400,000	3,385,869
Federal Home Loan Mortgage Corp. 1.000% 7/28/17	2,900,000	2,883,896
Federal Home Loan Mortgage Corp. 1.000% 9/29/17	1,200,000	1,188,676
Federal Home Loan Mortgage Corp. 1.250% 8/01/19	1,200,000	1,143,610
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	700,000	663,622
Federal Home Loan Mortgage Corp. 3.750% 3/27/19	500,000	545,178

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 5.500% 8/23/17	$100,000	$115,234
Federal National Mortgage Association 0.875% 8/28/17	2,400,000	2,370,931
Federal National Mortgage Association 0.875% 12/20/17	200,000	196,132
Federal National Mortgage Association 0.875% 2/08/18	800,000	781,348
Federal National Mortgage Association 0.875% 5/21/18	100,000	96,947
Federal National Mortgage Association 1.125% 4/27/17	600,000	601,892
Federal National Mortgage Association 1.250% 1/30/17	800,000	808,418
Federal National Mortgage Association 1.875% 9/18/18	200,000	201,066
Federal National Mortgage Association 5.000% 2/13/17	100,000	112,517
Federal National Mortgage Association 5.000% 5/11/17	2,300,000	2,598,987
Federal National Mortgage Association 5.375% 6/12/17	100,000	114,393
Ford Motor Credit Co. LLC 5.625% 9/15/15	1,000,000	1,076,270
Ford Motor Credit Co. LLC 7.000% 4/15/15	200,000	215,273
Ford Motor Credit Co. LLC 8.700% 10/01/14	100,000	105,862
Hyundai Capital Services, Inc. (a) 4.375% 7/27/16	300,000	319,176
International Lease Finance Corp. (a) 6.750% 9/01/16	600,000	669,000
JPMorgan Chase & Co. FRN 0.993% 5/02/14	325,000	325,753
Macquarie Bank Ltd. (a) 6.625% 4/07/21	1,600,000	1,769,502
Merrill Lynch & Co., Inc. EUR (b) 4.875% 5/30/14	550,000	768,974
SLM Corp. 5.050% 11/14/14	4,300,000	4,439,750

		35,064,466

Electric — 0.2%
Entergy Corp. 3.625% 9/15/15	100,000	103,153
Korea Electric Power Corp. (a) 3.000% 10/05/15	200,000	205,902
Korea Hydro & Nuclear Power Co. Ltd. (a) 3.125% 9/16/15	100,000	103,004
Majapahit Holdings BV (c) 7.250% 6/28/17	100,000	109,630
Majapahit Holdings BV (c) 7.750% 10/17/16	200,000	219,750

		741,439

	Principal Amount	Value
Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA 5.000% 1/21/21	$100,000	$100,909

Insurance — 0.4%
American International Group, Inc. 6.250% 3/15/37	1,600,000	1,600,000

Iron & Steel — 0.2%
Gerdau Holdings, Inc. (a) 7.000% 1/20/20	600,000	654,000

Oil & Gas — 0.8%
Indian Oil Corp. Ltd. (c) 4.750% 1/22/15	500,000	512,357
Petrobras International Finance Co. 5.750% 1/20/20	400,000	411,576
Petrobras International Finance Co. 8.375% 12/10/18	200,000	234,571
Statoil ASA FRN 0.699% 11/08/18	2,200,000	2,210,487
Transocean, Inc. 4.950% 11/15/15	100,000	107,124

		3,476,115

Telecommunications — 1.5%
France Telecom SA 4.375% 7/08/14	5,000,000	5,094,480
Verizon Communications, Inc. FRN 1.993% 9/14/18	200,000	210,300
Verizon Communications, Inc. 2.500% 9/15/16	200,000	206,807
Verizon Communications, Inc. 3.650% 9/14/18	500,000	529,282

		6,040,869

TOTAL CORPORATE DEBT (Cost $70,415,685)		71,282,739

MUNICIPAL OBLIGATIONS — 2.3%
Bay Area Toll Authority BAB 6.793% 4/01/30	800,000	942,968
Bay Area Toll Authority BAB 7.043% 4/01/50	1,800,000	2,220,462
Dallas/Fort Worth International Airport 5.000% 11/01/21	1,300,000	1,409,122
Irvine Ranch Water District Joint Powers Agency 2.388% 3/15/14	465,000	465,353
Los Angeles Community College District BAB 6.600% 8/01/42	1,000,000	1,225,120
Los Angeles Community College District BAB 6.750% 8/01/49	900,000	1,128,267

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
San Diego County Regional Airport Authority BAB 6.628% 7/01/40	$1,300,000	$1,397,682
State of California BAB 5.700% 11/01/21	500,000	560,755

		9,349,729

TOTAL MUNICIPAL OBLIGATIONS (Cost $8,467,175)		9,349,729

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.6%
Commercial MBS — 2.1%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.680% 2/24/51	900,000	1,011,411
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2 VRN 5.654% 6/11/40	301,868	308,011
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C5, Class A1A 5.297% 12/15/39	2,459,825	2,650,700
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C4, Class A1A 5.460% 9/15/39	1,410,468	1,538,375
Eclipse Ltd., Series 2007-1X, Class A FRN GBP (b) (c) 0.685% 1/25/20	215,590	344,511
European Loan Conduit, Series 25A, Class A FRN EUR (a) (b) 0.368% 5/15/19	296,842	396,949
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.804% 8/15/45	1,500,000	1,638,868
Titan Europe PLC, Series 2007-3X, Class A1 FRN GBP (b) (c) 0.797% 10/23/16	365,383	589,022

		8,477,847

Credit Card ABS — 0.1%
Citibank Omni Master Trust, Series 2009-A14A, Class A14 FRN (a) 2.917% 8/15/18	600,000	608,470

Home Equity ABS — 1.3%
Bear Stearns I Trust, Series 2006-HE1, Class 1M1 FRN 0.575% 12/25/35	2,000,000	1,785,811
IXIS Real Estate Capital Trust, Series 2005-HE2, Class M4 FRN 1.095% 9/25/35	1,500,000	1,328,853

	Principal Amount	Value
Wells Fargo Home Equity Trust, Series 2004-2, Class M3 FRN 0.865% 10/25/34	$2,673,141	$2,446,584

		5,561,248

Other ABS — 0.8%
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.489% 5/21/21	500,000	487,386
RAMP Trust, Series 2005-RS2, Class M2 FRN 0.645% 2/25/35	2,725,000	2,647,236

		3,134,622

WL Collateral CMO — 2.3%
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.640% 9/25/36	80,291	74,172
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A FRN 2.510% 10/25/35	561,825	541,340
Granite Master Issuer PLC, Series 2005-2, Class A6 FRN 0.427% 12/20/54	175,054	173,158
Granite Master Issuer PLC, Series 2006-1X, Class A6 FRN EUR (b) (c) 0.445% 12/20/54	206,127	281,017
Granite Master Issuer PLC, Series 2006-3, Class A5 FRN EUR (b) 0.465% 12/20/54	438,020	597,461
Granite Master Issuer PLC, Series 2005-2, Class A5 FRN EUR (b) (c) 0.525% 12/20/54	175,054	239,064
Granite Mortgages PLC, Series 2003-3, Class 2A FRN EUR (b) (c) 0.604% 1/20/44	7,344	10,049
Granite Mortgages PLC, Series 2004-3, Class 3A1 FRN GBP (b) (c) 0.884% 9/20/44	199,680	328,246
Granite Mortgages PLC, Series 2004-3, Class 3A2 FRN GBP (b) (c) 0.904% 9/20/44	59,904	98,593
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.671% 9/25/35	570,081	576,683
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.425% 1/25/36	521,196	486,306
Nomura Asset Acceptance Corp., Series 2004-R3, Class A1 (a) 6.500% 2/25/35	1,108,417	1,116,645

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1 FRN 0.735% 2/25/35	$3,200,000	$2,667,534
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.445% 12/25/35	441,802	390,853
Structured Asset Securities Corp., Series 2005-16, Class 1A2 5.500% 9/25/35	1,017,451	1,021,084
Wells Fargo Mortgage Backed Securities Trust, Series 2004-DD, Class 2A6 FRN 2.615% 1/25/35	1,010,531	1,016,422

		9,618,627

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,830,284)		27,400,814

SOVEREIGN DEBT OBLIGATIONS — 6.2%
Banco Nacional de Desenvolvimento Economico e Social EUR (a) (b) 4.125% 9/15/17	100,000	142,316
Italy Buoni Poliennali del Tesoro EUR (b) 2.500% 3/01/15	500,000	699,736
Italy Buoni Poliennali del Tesoro EUR (b) 3.000% 11/01/15	100,000	141,955
Italy Buoni Poliennali del Tesoro EUR (b) 3.750% 8/01/15	300,000	428,888
Italy Buoni Poliennali del Tesoro EUR (b) 4.500% 7/15/15	500,000	722,034
Italy Buoni Poliennali del Tesoro EUR (b) 6.000% 11/15/14	600,000	861,408
Italy Certificati di Credito del Tesoro EUR (b) 0.000% 12/31/14	2,100,000	2,862,933
Italy Certificati di Credito del Tesoro EUR (b) 0.000% 6/30/15	400,000	540,808
Korea Finance Corp. 3.250% 9/20/16	100,000	104,299
Korea Housing Finance Corp. (c) 4.125% 12/15/15	400,000	420,625
Province of Ontario Canada 1.600% 9/21/16	2,800,000	2,853,679
Province of Ontario Canada CAD (b) 4.000% 6/02/21	1,100,000	1,096,956

	Principal Amount	Value
Province of Ontario Canada 4.400% 4/14/20	$500,000	$548,600
Province of Quebec Canada CAD (b) 4.250% 12/01/21	1,400,000	1,407,025
Spain Government Bond EUR (b) 2.750% 3/31/15	1,300,000	1,822,691
Spain Government Bond EUR (b) 3.150% 1/31/16	200,000	283,681
Spain Government Bond EUR (b) 4.000% 7/30/15	7,400,000	10,561,219

		25,498,853

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $25,438,447)		25,498,853

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 52.6%
Pass-Through Securities — 52.6%
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	500,000	457,795
Pool #AM0414 2.870% 9/01/27	200,000	173,937
Pool #MA1204 3.500% 10/01/42	994,324	989,663
Pool #723750 4.000% 8/01/18	26,804	28,382
Pool #MA0357 4.000% 3/01/20	32,358	34,389
Pool #MA1002 4.000% 2/01/22	106,797	113,435
Pool #AA2937 4.000% 4/01/24	3,886,216	4,117,415
Pool #AA4229 4.000% 4/01/24	796,594	843,985
Pool #993382 4.000% 6/01/24	504,654	534,677
Pool #AD7760 4.000% 7/01/25	846,862	897,376
Pool #AH6067 4.000% 3/01/26	12,220	12,949
Pool #AA4392 4.000% 4/01/39	159,675	164,690
Pool #AA6559 4.000% 5/01/39	23,446	24,182
Pool #AD9104 4.000% 8/01/40	51,848	53,476
Pool #AD3880 4.000% 10/01/40	85,598	88,287
Pool #AE7266 4.000% 1/01/41	141,653	146,102

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AH5760 4.000% 2/01/41	$30,543	$31,503
Pool #AB3026 4.000% 5/01/41	181,251	186,943
Pool #AI8873 4.000% 8/01/41	293,147	302,354
Pool #AI8351 4.000% 8/01/41	45,638	47,071
Pool #AI0336 4.000% 10/01/41	25,670	26,477
Pool #AJ4050 4.000% 10/01/41	79,081	81,564
Pool #AJ4460 4.000% 12/01/41	1,544,788	1,593,304
Pool #AJ6066 4.000% 12/01/41	89,700	92,518
Pool #AJ9774 4.000% 2/01/42	1,246,936	1,286,098
Pool #AK3547 4.000% 2/01/42	628,899	648,650
Pool #AP2561 4.000% 8/01/42	781,765	806,317
Pool #727384 4.500% 9/01/18	98,484	104,685
Pool #MA0175 4.500% 9/01/19	126,522	134,488
Pool #735646 4.500% 7/01/20	97,753	103,909
Pool #MA0531 4.500% 8/01/20	38,831	41,276
Pool #852931 4.500% 4/01/21	102,503	108,958
Pool #931412 4.500% 6/01/24	239,111	255,064
Pool #932561 4.500% 2/01/25	51,134	54,594
Pool #AD3832 4.500% 4/01/25	496,101	529,666
Pool #256085 4.500% 12/01/25	258,344	277,892
Pool #AL3470 4.500% 1/01/27	1,517,971	1,613,556
Pool #930997 4.500% 4/01/29	1,180,320	1,263,357
Pool #746748 4.500% 10/01/33	4,251	4,529
Pool #964847 4.500% 8/01/38	18,762	19,900
Pool #931504 4.500% 7/01/39	218,752	232,432
Pool #AC1095 4.500% 7/01/39	471,952	501,172

	Principal Amount	Value
Pool #932277 4.500% 12/01/39	$179,682	$190,975
Pool #AE3461 4.500% 10/01/40	545,028	578,262
Pool #AH4108 4.500% 3/01/41	527,110	559,252
Pool #AH7801 4.500% 3/01/41	693,166	735,432
Pool #AH8594 4.500% 3/01/41	352,737	374,135
Pool #AI0036 4.500% 7/01/41	224,709	238,411
Pool #AO6369 4.500% 6/01/42	60,037	63,745
Pool #255271 5.000% 6/01/24	13,779	14,970
Pool #255582 5.000% 1/01/25	46,601	50,629
Pool #888227 5.000% 11/01/25	36,131	39,254
Pool #257163 5.000% 4/01/28	90,287	98,204
Pool #MA0130 5.000% 7/01/29	35,778	38,927
Pool #555421 5.000% 5/01/33	108,735	118,067
Pool #709741 5.000% 6/01/33	11,200	12,161
Pool #650386 5.000% 7/01/33	108,365	117,665
Pool #746579 5.000% 10/01/33	34,291	37,237
Pool #725027 5.000% 11/01/33	87,067	94,540
Pool #725205 5.000% 3/01/34	10,412	11,307
Pool #AA8496 5.000% 5/01/34	152,748	165,856
Pool #782096 5.000% 6/01/34	7,006	7,609
Pool #AA1280 5.000% 11/01/34	101,150	109,862
Pool #735403 5.000% 4/01/35	5,388	5,852
Pool #735893 5.000% 10/01/35	48,956	53,158
Pool #888343 5.000% 11/01/35	158,715	172,361
Pool #906441 5.000% 1/01/37	5,060	5,495
Pool #AL0527 5.000% 2/01/38	676,133	734,264

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD0311 5.000% 5/01/38	$2,028,764	$2,203,190
Pool #986268 5.000% 7/01/38	2,250	2,443
Pool #AB0057 5.000% 4/01/39	2,688,278	2,921,507
Pool #AD6374 5.000% 5/01/40	101,025	109,790
Pool #AD9548 5.000% 7/01/40	1,853,022	2,012,049
Pool #MA0516 5.000% 9/01/40	94,474	102,582
Pool #AE6338 5.000% 11/01/40	107,285	116,492
Pool #AI2733 5.000% 5/01/41	728,667	791,201
Pool #190354 5.500% 12/01/34	649,517	715,153
Pool #808048 5.500% 2/01/35	766,397	843,366
Pool #814079 5.500% 2/01/35	26,888	29,588
Pool #819566 5.500% 4/01/35	842,444	926,655
Pool #843055 5.500% 9/01/35	148,640	163,498
Pool #829125 5.500% 10/01/35	85,228	93,761
Pool #846520 5.500% 12/01/35	116,658	128,264
Pool #888822 5.500% 3/01/36	182,848	201,040
Pool #884863 5.500% 4/01/36	748,597	822,843
Pool #891588 5.500% 5/01/36	285,659	313,990
Pool #888173 5.500% 11/01/36	851,253	935,946
Pool #871117 5.500% 12/01/36	37,435	41,119
Pool #889584 5.500% 1/01/37	37,977	41,773
Pool #928139 5.500% 2/01/37	155,249	170,525
Pool #888129 5.500% 2/01/37	1,784,839	1,960,465
Pool #912544 5.500% 2/01/37	104,243	114,501
Pool #937392 5.500% 6/01/37	344,218	377,927
Pool #938016 5.500% 7/01/37	103,648	113,798
Pool #889633 5.500% 8/01/37	818,133	899,530

	Principal Amount	Value
Pool #948146 5.500% 11/01/37	$292,915	$321,600
Pool #967690 5.500% 1/01/38	141,694	155,570
Pool #933731 5.500% 4/01/38	668,478	733,941
Pool #929451 5.500% 5/01/38	36,891	40,504
Pool #977014 5.500% 5/01/38	112,731	124,106
Pool #985524 5.500% 6/01/38	112,021	123,236
Pool #889996 5.500% 6/01/38	2,057,983	2,259,521
Pool #963698 5.500% 6/01/38	1,689,063	1,854,473
Pool #988578 5.500% 8/01/38	866,641	953,948
Pool #889982 5.500% 11/01/38	37,116	40,751
Pool #995738 5.500% 12/01/38	1,376,665	1,511,481
Pool #995482 5.500% 1/01/39	571,579	629,251
Pool #AL4296 5.500% 7/01/41	279,241	306,849
Pool #866958 6.000% 2/01/36	458,674	507,981
Pool #878478 6.000% 2/01/36	249,992	276,866
Pool #937875 6.000% 7/01/37	208,476	230,887
Pool #942291 6.000% 8/01/37	86,918	96,261
Pool #AA0923 6.000% 9/01/37	197,008	218,186
Pool #943636 6.000% 10/01/37	206,987	229,238
Pool #952371 6.000% 11/01/37	282,843	313,249
Pool #956029 6.000% 12/01/37	168,367	186,467
Pool #889706 6.000% 6/01/38	203,581	225,466
Pool #930162 6.000% 11/01/38	179,124	198,380
Pool #AE0480 6.000% 7/01/39	1,886,550	2,089,354
Pool #AE0825 6.000% 10/01/39	961,120	1,064,440
Pool #AE0061 6.000% 2/01/40	2,227,036	2,466,442
Pool #AL0152 6.000% 6/01/40	242,744	268,839

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association TBA Pool #1312 3.000% 4/01/27 (e)	$5,000,000	$5,100,781
Pool #1438 3.500% 4/01/26 (e)	1,000,000	1,045,859
Pool #9174 4.000% 6/01/41 (e)	44,000,000	45,340,627
Pool #9754 4.000% 6/01/41 (e)	23,000,000	23,627,109
Pool #3534 4.500% 10/01/39 (e)	40,100,000	42,393,219
Pool #29800 5.000% 3/01/37 (e)	34,000,000	36,948,439
Government National Mortgage Association Pool #688041 5.000% 11/15/38	239,855	260,486
Pool #487816 5.000% 3/15/39	313,423	340,382
Pool #716783 5.000% 4/15/39	3,104,039	3,371,035
Pool #723541 5.000% 12/15/39	382,893	417,667

		217,082,534

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $217,153,165)		217,082,534

U.S. TREASURY OBLIGATIONS — 36.1%
U.S. Treasury Bonds & Notes — 36.1%
U.S. Treasury Inflation Index 0.125% 7/15/22	2,945,443	2,821,413
U.S. Treasury Inflation Index 0.625% 7/15/21	1,139,930	1,157,118
U.S. Treasury Inflation Index 1.125% 1/15/21	106,772	112,219
U.S. Treasury Inflation Index 1.250% 7/15/20	749,686	802,047
U.S. Treasury Inflation Index 1.750% 1/15/28	4,125,093	4,416,428
U.S. Treasury Inflation Index 2.000% 1/15/26	823,753	911,920
U.S. Treasury Inflation Index 2.375% 1/15/25	2,106,470	2,421,288
U.S. Treasury Inflation Index 2.375% 1/15/27	8,454,787	9,738,858
U.S. Treasury Inflation Index 2.500% 1/15/29	2,502,101	2,940,359
U.S. Treasury Note 0.250% 12/31/15	200,000	199,449

	Principal Amount	Value
U.S. Treasury Note 0.375% 1/15/16	$1,200,000	$1,199,500
U.S. Treasury Note 0.500% 6/15/16	8,100,000	8,091,352
U.S. Treasury Note 0.500% 12/15/16	11,000,000	10,955,169
U.S. Treasury Note 0.500% 7/31/17	1,300,000	1,272,680
U.S. Treasury Note (f) 0.625% 7/15/16	22,100,000	22,126,186
U.S. Treasury Note 0.625% 10/15/16	3,500,000	3,493,483
U.S. Treasury Note 0.625% 11/15/16	2,900,000	2,891,202
U.S. Treasury Note 0.625% 5/31/17	2,100,000	2,072,602
U.S. Treasury Note 0.625% 8/31/17	600,000	588,758
U.S. Treasury Note (g) 0.750% 2/28/18	21,100,000	20,544,203
U.S. Treasury Note 0.750% 3/31/18	5,300,000	5,149,419
U.S. Treasury Note 0.875% 9/15/16	2,400,000	2,414,281
U.S. Treasury Note 0.875% 12/31/16	1,300,000	1,302,861
U.S. Treasury Note 0.875% 1/31/17	3,000,000	3,002,851
U.S. Treasury Note 0.875% 2/28/17	2,700,000	2,699,648
U.S. Treasury Note 0.875% 4/30/17	3,300,000	3,290,117
U.S. Treasury Note 1.000% 8/31/16	200,000	201,878
U.S. Treasury Note 1.000% 3/31/17	1,100,000	1,102,406
U.S. Treasury Note 1.000% 5/31/18	2,300,000	2,249,807
U.S. Treasury Note 1.250% 10/31/18	2,200,000	2,156,917
U.S. Treasury Note 1.250% 11/30/18	9,800,000	9,590,091
U.S. Treasury Note 1.500% 7/31/16	500,000	511,413
U.S. Treasury Note 1.500% 8/31/18	200,000	198,974
U.S. Treasury Note 1.500% 12/31/18	15,700,000	15,520,389
U.S. Treasury Note 1.750% 5/31/16	100,000	102,896
U.S. Treasury Note 3.000% 2/28/17	100,000	106,561
U.S. Treasury Note 3.125% 1/31/17	100,000	106,906

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 3.250% 3/31/17	$300,000	$322,426

		148,786,075

TOTAL U.S. TREASURY OBLIGATIONS (Cost $151,483,384)		148,786,075

TOTAL BONDS & NOTES (Cost $499,788,140)		499,400,744

TOTAL LONG-TERM INVESTMENTS (Cost $500,888,140)		500,577,304

SHORT-TERM INVESTMENTS — 12.4%
Commercial Paper — 0.8%
Banco Santander Brasil (a) 2.370% 1/02/14	1,500,000	1,499,901
Itau Unibanco SA 0.000% 10/31/14	1,900,000	1,877,921

		3,377,822

Discount Notes — 5.4%
Federal Home Loan Bank 0.020% 1/03/14	13,294,000	13,293,984
Federal Home Loan Bank 0.040% 2/19/14	9,200,000	9,199,499

		22,493,483

Repurchase Agreements — 4.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (h)	1,192,405	1,192,405
Toronto Dominion Grand Cayman Repurchase Agreement, dated 12/31/13, 0.020%, due 1/02/14 (i)	15,900,000	15,900,000

		17,092,405

Sovereign Debt Obligations — 1.9%
Italy Buoni Ordinari del Tesoro EUR (b) 0.010% 9/12/14	1,800,000	2,459,601
Italy Buoni Ordinari del Tesoro EUR (b) 0.010% 10/14/14	700,000	956,540
Italy Buoni Ordinari del Tesoro EUR (b) 0.010% 11/14/14	3,100,000	4,237,988
Mexico Cetes MXN (b) 0.000% 1/23/14	300,000	22,930

		7,677,059

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	$823	$823

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (f)(j) 0.005% 1/30/14	432,000	431,986
U.S. Treasury Bill (j) 0.135% 12/11/14	360,000	359,553

		791,539

TOTAL SHORT-TERM INVESTMENTS (Cost $51,366,515)		51,433,131

TOTAL INVESTMENTS — 133.8% (Cost $552,254,655) (k)		552,010,435

Other Assets/(Liabilities) — (33.8)%		(139,479,176)

NET ASSETS — 100.0%		$412,531,259

FORWARD SALE COMMITMENT — (0.3)%

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — (0.3)%
Pass-Through Securities — (0.3)%
Federal National Mortgage Association TBA Pool #12651 4.500% 12/01/41 (e)	(1,100,000)	(1,167,934)

TOTAL FORWARD SALE COMMITMENT — (0.3)% (Cost $(1,174,852))		(1,167,934)

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CAD	Canadian Dollar
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
MBS	Mortgage-Backed Security
MXN	Mexican Peso
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $15,918,207 or 3.86% of net assets.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except

The accompanying notes are an integral part of the financial statements.

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2013, these securities amounted to a value of $7,844,957 or 1.90% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2013, these securities amounted to a value of $299,520 or 0.07% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements and written options outstanding. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	Maturity value of $1,192,404. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $1,220,806.
(i)	Maturity value of $15,900,018. Collateralized by U.S. Government Agency obligations with rates ranging from 0.875%, maturity date of 02/28/2017, and an aggregate market value, including accrued interest, of $16,255,410.
(j)	All or a portion of this security is held as collateral for when-issued securities.
(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.3%
Basic Materials — 2.7%
Chemicals — 1.5%
Balchem Corp.	23,800	$1,397,061
Ferro Corp. (a)	62,470	801,490
Methanex Corp.	13,950	826,398
Minerals Technologies, Inc.	18,560	1,114,900

		4,139,849

Forest Products & Paper — 0.9%
KapStone Paper and Packaging Corp. (a)	44,927	2,509,622

Iron & Steel — 0.3%
AK Steel Holding Corp. (a) (b)	100,800	826,560

		7,476,031

Communications — 8.7%
Internet — 5.2%
Angie’s List, Inc. (a) (b)	46,056	697,748
Bankrate, Inc. (a)	112,012	2,009,495
Constant Contact, Inc. (a)	34,698	1,078,067
Dealertrack Technologies, Inc. (a)	25,291	1,215,991
Digital River, Inc. (a)	20,900	386,650
Dropbox, Inc. (c)	11,789	106,680
IAC/InterActiveCorp	19,890	1,366,244
OpenTable, Inc. (a) (b)	30,830	2,446,977
Responsys, Inc. (a)	39,000	1,068,990
Shutterstock, Inc. (a) (b)	11,589	969,188
Tremor Video, Inc. (a) (b)	47,830	277,414
Trulia, Inc. (a) (b)	19,925	702,755
Web.com Group, Inc. (a)	56,679	1,801,826
Wix.com Ltd. (a) (b)	17,780	477,393

		14,605,418

Media — 1.0%
FactSet Research Systems, Inc. (b)	7,762	842,798
The New York Times Co. Class A	56,130	890,783
Pandora Media, Inc. (a)	37,969	1,009,976

		2,743,557

Telecommunications — 2.5%
Calix, Inc. (a)	77,800	749,992
Ciena Corp. (a)	82,100	1,964,653
DigitalGlobe, Inc. (a)	30,555	1,257,338
Palo Alto Networks, Inc. (a)	13,788	792,396
tw telecom, Inc. (a)	42,870	1,306,249
Vonage Holdings Corp. (a)	296,630	987,778

		7,058,406

		24,407,381

	Number of Shares	Value
Consumer, Cyclical — 15.8%
Airlines — 0.9%
JetBlue Airways Corp. (a) (b)	141,380	$1,208,799
Spirit Airlines, Inc. (a)	28,812	1,308,353

		2,517,152

Apparel — 1.0%
Skechers U.S.A., Inc. Class A (a)	30,732	1,018,151
Steven Madden Ltd. (a)	11,555	422,797
Under Armour, Inc. Class A (a)	15,700	1,370,610

		2,811,558

Automotive & Parts — 1.1%
Dana Holding Corp.	56,560	1,109,707
Tenneco, Inc. (a)	34,801	1,968,693

		3,078,400

Distribution & Wholesale — 1.8%
HD Supply Holdings, Inc. (a)	30,814	739,844
MRC Global, Inc. (a)	30,340	978,768
Watsco, Inc.	22,200	2,132,532
WESCO International, Inc. (a)	12,751	1,161,234

		5,012,378

Entertainment — 1.0%
Churchill Downs, Inc.	16,550	1,483,707
DreamWorks Animation SKG, Inc. Class A (a)	34,480	1,224,040

		2,707,747

Home Builders — 1.1%
Standard Pacific Corp. (a)	261,066	2,362,647
Taylor Morrison Home Corp. (a)	35,381	794,304

		3,156,951

Home Furnishing — 0.9%
Harman International Industries, Inc.	31,900	2,611,015

Housewares — 0.7%
The Toro Co.	30,600	1,946,160

Retail — 6.9%
Bloomin’ Brands, Inc. (a)	43,157	1,036,200
Bravo Brio Restaurant Group, Inc. (a)	64,100	1,042,907
Buffalo Wild Wings, Inc. (a)	4,585	674,912
Casey’s General Stores, Inc.	5,301	372,395
The Cheesecake Factory, Inc.	24,290	1,172,478
Denny’s Corp. (a)	117,310	843,459
Five Below, Inc. (a)	10,938	472,522
Francesca’s Holdings Corp. (a) (b)	56,100	1,032,801
GameStop Corp. Class A	26,940	1,327,064
HSN, Inc.	33,896	2,111,721
Krispy Kreme Doughnuts, Inc. (a)	80,400	1,550,916
Lumber Liquidators Holdings, Inc. (a) (b)	9,154	941,855
Panera Bread Co. Class A (a)	15,210	2,687,455

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pier 1 Imports, Inc.	39,545	$912,699
Stage Stores, Inc.	67,400	1,497,628
Tuesday Morning Corp. (a)	27,191	433,968
Zumiez, Inc. (a)	53,400	1,388,400

		19,499,380

Textiles — 0.4%
Fifth & Pacific Cos., Inc. (a)	14,360	460,525
Tumi Holdings, Inc. (a)	29,510	665,451

		1,125,976

		44,466,717

Consumer, Non-cyclical — 23.6%
Biotechnology — 2.0%
Alkermes PLC (a)	19,090	776,199
Exelixis, Inc. (a) (b)	134,340	823,504
Immunogen, Inc. (a) (b)	22,470	329,635
Ironwood Pharmaceuticals, Inc. (a) (b)	74,815	868,602
KYTHERA Biopharmaceuticals, Inc. (a) (b)	40,800	1,519,800
NPS Pharmaceuticals, Inc. (a)	22,961	697,096
Seattle Genetics, Inc. (a) (b)	12,696	506,444

		5,521,280

Commercial Services — 7.5%
AerCap Holdings NV (a)	47,850	1,835,047
Avis Budget Group, Inc. (a)	20,255	818,707
Convergys Corp.	47,580	1,001,559
CoStar Group, Inc. (a)	6,488	1,197,555
EVERTEC, Inc.	42,100	1,038,186
ExamWorks Group, Inc. (a)	23,141	691,222
Global Payments, Inc.	17,052	1,108,209
Healthcare Services Group, Inc.	35,500	1,007,135
Heartland Payment Systems, Inc.	23,845	1,188,435
Huron Consulting Group, Inc. (a)	12,880	807,834
MAXIMUS, Inc.	14,467	636,403
On Assignment, Inc. (a)	14,115	492,896
ServiceSource International, Inc. (a)	211,332	1,770,962
Team Health Holdings, Inc. (a)	19,050	867,727
TrueBlue, Inc. (a)	73,269	1,888,875
WEX, Inc. (a)	20,951	2,074,778
WNS Holdings Ltd. Sponsored ADR (India) (a)	83,420	1,827,732
Xoom Corp. (a)	35,700	977,109

		21,230,371

Foods — 1.6%
Sanderson Farms, Inc.	16,120	1,165,960
The Hain Celestial Group, Inc. (a)	22,000	1,997,160
WhiteWave Foods Co. Class A (a)	56,982	1,307,167

		4,470,287

	Number of Shares	Value
Health Care – Products — 6.2%
Cyberonics, Inc. (a)	60,000	$3,930,600
Dexcom, Inc. (a)	152,634	5,404,770
Globus Medical, Inc. Class A (a)	50,120	1,011,422
HeartWare International, Inc. (a)	20,447	1,921,200
Insulet Corp. (a)	49,292	1,828,733
MiMedx Group, Inc. (a)	43,000	375,820
Spectranetics Corp. (a)	55,200	1,380,000
Tornier BV (a)	82,900	1,557,691

		17,410,236

Health Care – Services — 3.6%
Acadia Healthcare Co., Inc. (a)	37,395	1,769,905
Covance, Inc. (a)	18,029	1,587,634
Envision Healthcare Holdings, Inc. (a)	25,490	905,405
Kindred Healthcare, Inc.	68,290	1,348,045
LifePoint Hospitals, Inc. (a)	19,170	1,012,943
Molina Healthcare, Inc. (a)	26,360	916,010
Vocera Communications, Inc. (a)	76,500	1,194,165
WellCare Health Plans, Inc. (a)	19,746	1,390,513

		10,124,620

Household Products — 0.3%
Spectrum Brands Holdings, Inc.	12,372	872,844

Pharmaceuticals — 2.1%
Alnylam Pharmaceuticals, Inc. (a)	7,516	483,504
Cubist Pharmaceuticals, Inc. (a)	11,238	773,961
Hyperion Therapeutics, Inc. (a) (b)	31,037	627,568
The Medicines Co. (a)	15,510	598,996
Pacira Pharmaceuticals, Inc. (a)	9,956	572,371
Portola Pharmaceuticals, Inc. (a)	42,913	1,105,010
Salix Pharmaceuticals Ltd. (a)	16,434	1,478,074
TESARO, Inc. (a)	11,380	321,371

		5,960,855

Textiles — 0.3%
Samsonite International SA	241,240	732,505

		66,322,998

Energy — 6.0%
Energy – Alternate Sources — 1.0%
First Solar, Inc. (a)	42,290	2,310,726
Pattern Energy Group, Inc.	12,500	378,875

		2,689,601

Oil & Gas — 2.0%
Athlon Energy, Inc. (a)	11,900	359,975
Diamondback Energy, Inc. (a)	13,625	720,218
Murphy USA, Inc. (a)	8,300	344,948
PDC Energy, Inc. (a)	4,906	261,097
Rex Energy Corp. (a)	6,633	130,737
Rosetta Resources, Inc. (a)	33,008	1,585,704
SemGroup Corp. Class A	14,483	944,726
Western Refining, Inc. (b)	30,840	1,307,924

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 3.0%
CARBO Ceramics, Inc. (b)	9,900	$1,153,647
Core Laboratories NV	8,000	1,527,600
Dril-Quip, Inc. (a)	27,900	3,067,047
Hornbeck Offshore Services, Inc. (a)	38,300	1,885,509
Key Energy Services, Inc. (a)	99,690	787,551

		8,421,354

		16,766,284

Financial — 12.5%
Banks — 2.2%
Associated Banc-Corp.	59,740	1,039,476
BancFirst Corp.	17,600	986,656
CapitalSource, Inc.	76,400	1,097,868
First Horizon National Corp.	83,820	976,503
International Bancshares Corp.	47,030	1,241,122
PacWest Bancorp (b)	18,278	771,697

		6,113,322

Diversified Financial — 5.2%
Artisan Partners Asset Management, Inc.	4,700	306,393
Financial Engines, Inc.	41,396	2,876,194
Investment Technology Group, Inc. (a)	49,770	1,023,271
Portfolio Recovery Associates, Inc. (a)	81,300	4,295,892
Virtus Investment Partners, Inc. (a)	4,108	821,806
WageWorks, Inc. (a)	62,198	3,697,049
WisdomTree Investments, Inc. (a)	93,830	1,661,729

		14,682,334

Insurance — 2.1%
Argo Group International Holdings Ltd.	25,632	1,191,631
eHealth, Inc. (a)	42,730	1,986,518
The Hanover Insurance Group, Inc.	7,910	472,306
Primerica, Inc.	21,070	904,114
Protective Life Corp.	23,580	1,194,563

		5,749,132

Investment Companies — 0.3%
Solar Capital Ltd.	38,880	876,744

Real Estate — 0.9%
Alexander & Baldwin, Inc.	28,640	1,195,147
HFF, Inc. (a)	53,500	1,436,475

		2,631,622

Real Estate Investment Trusts (REITS) — 1.8%
First Industrial Realty Trust, Inc.	30,420	530,829
MFA Financial, Inc.	72,400	511,144
NorthStar Realty Finance Corp.	98,940	1,330,743
Pebblebrook Hotel Trust	31,820	978,783
Redwood Trust, Inc.	49,500	958,815

	Number of Shares	Value
Zillow, Inc. Class A (a) (b)	9,552	$780,685

		5,090,999

		35,144,153

Industrial — 15.5%
Aerospace & Defense — 1.8%
Esterline Technologies Corp. (a)	8,890	906,424
Moog, Inc. Class A (a)	35,973	2,444,006
Teledyne Technologies, Inc. (a)	19,430	1,784,840

		5,135,270

Building Materials — 2.2%
Armstrong World Industries, Inc. (a)	78,128	4,500,954
Lennox International, Inc.	6,090	518,015
Owens Corning, Inc. (a)	28,818	1,173,469

		6,192,438

Electrical Components & Equipment — 0.7%
Generac Holdings, Inc.	16,615	941,074
GrafTech International Ltd. (a)	80,200	900,646

		1,841,720

Electronics — 0.8%
Imax Corp. (a) (b)	62,943	1,855,560
Rogers Corp. (a)	7,360	452,640

		2,308,200

Environmental Controls — 0.6%
Clean Harbors, Inc. (a)	5,400	323,784
Waste Connections, Inc.	31,500	1,374,345

		1,698,129

Hand & Machine Tools — 0.2%
Kennametal, Inc.	12,170	633,692

Machinery – Diversified — 4.7%
Altra Holdings, Inc.	36,706	1,256,079
Applied Industrial Technologies, Inc.	23,068	1,132,408
Cognex Corp.	68,600	2,619,148
Graco, Inc.	24,500	1,913,940
The Middleby Corp. (a)	12,200	2,927,634
Nordson Corp.	11,300	839,590
Tennant Co.	17,500	1,186,675
Wabtec Corp.	17,000	1,262,590

		13,138,064

Manufacturing — 1.9%
Acuity Brands, Inc.	20,506	2,241,716
FreightCar America, Inc.	23,418	623,387
Hexcel Corp. (a)	52,000	2,323,880

		5,188,983

Metal Fabricate & Hardware — 0.7%
RBC Bearings, Inc. (a)	28,800	2,037,600

Packaging & Containers — 0.6%
Graphic Packaging Holding Co. (a)	168,540	1,617,984

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.3%
Con-way, Inc.	45,302	$1,798,942
Old Dominion Freight Line, Inc. (a)	21,550	1,142,581
Swift Transportation Co. (a) (b)	35,200	781,792

		3,723,315

		43,515,395

Technology — 13.8%
Computers — 2.2%
Cadence Design Systems, Inc. (a)	159,544	2,236,807
FleetMatics Group PLC (a)	39,840	1,723,080
Virtusa Corp. (a)	58,416	2,225,066

		6,184,953

Semiconductors — 2.5%
Fairchild Semiconductor International, Inc. (a)	64,790	864,946
Hittite Microwave Corp. (a)	26,100	1,611,153
Lattice Semiconductor Corp. (a)	144,919	798,504
Microsemi Corp. (a)	35,280	880,236
Monolithic Power Systems, Inc. (a)	18,960	657,154
Nanometrics, Inc. (a)	27,980	533,019
ON Semiconductor Corp. (a)	83,650	689,276
Silicon Laboratories, Inc. (a)	25,040	1,084,482

		7,118,770

Software — 9.1%
Acxiom Corp. (a)	20,110	743,668
BroadSoft, Inc. (a)	67,000	1,831,780
Concur Technologies, Inc. (a)	11,408	1,177,077
Cornerstone OnDemand, Inc. (a)	35,928	1,916,400
Demandware, Inc. (a)	10,492	672,747
Envestnet, Inc. (a)	29,358	1,183,127
Guidewire Software, Inc. (a)	42,400	2,080,568
Infoblox, Inc. (a)	38,900	1,284,478
Medidata Solutions, Inc. (a)	32,300	1,956,411
Monotype Imaging Holdings, Inc.	35,600	1,134,216
PTC, Inc. (a)	68,252	2,415,438
Solera Holdings, Inc.	10,160	718,922
Tableau Software, Inc. (a)	10,284	708,876
Telogis (c)	80,369	159,219
TiVo, Inc. (a)	129,740	1,702,189
Tyler Technologies, Inc. (a)	29,904	3,054,095
The Ultimate Software Group, Inc. (a)	5,000	766,100
Verint Systems, Inc. (a)	49,271	2,115,697

		25,621,008

		38,924,731

Utilities — 0.7%
Electric — 0.4%
NRG Yield, Inc.	25,060	1,002,651

	Number of Shares	Value
Gas — 0.3%
Southwest Gas Corp.	17,920	$1,001,907

		2,004,558

TOTAL COMMON STOCK (Cost $205,423,313)		279,028,248

PREFERRED STOCK — 0.3%
Consumer, Cyclical — 0.2%
Automotive & Parts — 0.2%
Mobileye NV (a) (c)	11,658	453,380

Technology — 0.1%
Software — 0.1%
Telogis (a) (c)	109,450	240,921

TOTAL PREFERRED STOCK (Cost $647,784)		694,301

TOTAL EQUITIES (Cost $206,071,097)		279,722,549

MUTUAL FUNDS — 7.8%
Diversified Financial — 7.8%
iShares Russell 2000 Index Fund (b)	6,960	802,557
State Street Navigator Securities Lending Prime Portfolio (d)	21,010,987	21,010,987

		21,813,544

TOTAL MUTUAL FUNDS (Cost $21,809,205)		21,813,544

TOTAL LONG-TERM INVESTMENTS (Cost $227,880,302)		301,536,093

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	$5,428,119	5,428,119

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	2,781	2,781

TOTAL SHORT-TERM INVESTMENTS (Cost $5,430,900)		5,430,900

TOTAL INVESTMENTS — 109.3% (Cost $233,311,202) (f)		306,966,993

Other Assets/(Liabilities) — (9.3)%		(26,055,121)

NET ASSETS — 100.0%		$280,911,872

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $20,481,040. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $960,200 or 0.34% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $5,428,122. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 4.000%, maturity dates ranging from 5/15/40 – 9/15/40, and an aggregate market value, including accrued interest, of $5,544,622.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.9%
Basic Materials — 8.2%
Chemicals — 2.6%
American Vanguard Corp.	23,700	$575,673
Innospec, Inc.	30,900	1,428,198
Minerals Technologies, Inc.	13,900	834,973

		2,838,844

Forest Products & Paper — 2.8%
Clearwater Paper Corp. (a)	16,500	866,250
Deltic Timber Corp.	11,400	774,516
Potlatch Corp.	21,300	889,062
Wausau Paper Corp.	35,500	450,140

		2,979,968

Iron & Steel — 1.2%
Carpenter Technology Corp.	15,700	976,540
Schnitzer Steel Industries, Inc. Class A	11,200	365,904

		1,342,444

Mining — 1.6%
AMCOL International Corp.	15,400	523,292
Franco-Nevada Corp.	10,300	419,757
Royal Gold, Inc.	9,300	428,451
Stillwater Mining Co. (a)	27,600	340,584

		1,712,084

		8,873,340

Communications — 2.8%
Internet — 1.0%
Safeguard Scientifics, Inc. (a)	51,000	1,024,590

Media — 0.6%
The Dolan Co. (a)	31,000	21,700
Saga Communications, Inc. Class A	12,500	628,750

		650,450

Telecommunications — 1.2%
Ixia (a)	40,400	537,724
Premiere Global Services, Inc. (a)	40,700	471,713
Sonus Networks, Inc. (a)	94,500	297,675

		1,307,112

		2,982,152

Consumer, Cyclical — 13.5%
Airlines — 1.5%
Alaska Air Group, Inc.	22,200	1,628,814

Automotive & Parts — 0.5%
Modine Manufacturing Co. (a)	39,300	503,826

Distribution & Wholesale — 2.8%
Beacon Roofing Supply, Inc. (a)	44,600	1,796,488
Pool Corp.	20,600	1,197,684

		2,994,172

	Number of Shares	Value
Entertainment — 0.7%
Ascent Media Corp. Series A (a)	8,800	$752,928

Home Builders — 2.2%
M/I Homes, Inc. (a)	15,100	384,295
Meritage Home Corp. (a)	22,800	1,094,172
Winnebago Industries, Inc. (a)	31,600	867,420

		2,345,887

Home Furnishing — 0.4%
Ethan Allen Interiors, Inc.	14,300	435,006
Stanley Furniture Co., Inc. (a)	4,040	15,514

		450,520

Leisure Time — 0.4%
Brunswick Corp.	10,900	502,054

Lodging — 0.6%
Orient-Express Hotels Ltd. (a)	43,800	661,818

Retail — 2.5%
Fred’s, Inc. Class A	19,500	361,140
Haverty Furniture Cos., Inc.	28,600	895,180
MarineMax, Inc. (a)	27,800	447,024
Red Robin Gourmet Burgers, Inc. (a)	4,900	360,346
Stein Mart, Inc.	46,000	618,700

		2,682,390

Textiles — 1.9%
Culp, Inc.	18,700	382,415
Fifth & Pacific Cos., Inc. (a)	18,300	586,881
G&K Services, Inc. Class A	16,800	1,045,464

		2,014,760

		14,537,169

Consumer, Non-cyclical — 10.6%
Agriculture — 0.2%
Alliance One International, Inc. (a)	56,100	171,105

Biotechnology — 0.4%
Momenta Pharmaceuticals, Inc. (a)	24,100	426,088

Commercial Services — 6.2%
Aaron’s, Inc.	61,900	1,819,860
American Public Education, Inc. (a)	9,300	404,271
Electro Rent Corp.	40,000	740,800
FTI Consulting, Inc. (a)	7,500	308,550
Landauer, Inc.	6,400	336,704
McGrath RentCorp	35,400	1,408,920
Navigant Consulting, Inc. (a)	34,100	654,720
On Assignment, Inc. (a)	27,600	963,792

		6,637,617

Foods — 0.5%
Spartan Stores, Inc.	23,200	563,296

Health Care – Products — 1.9%
Quidel Corp. (a) (b)	20,100	620,889

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
West Pharmaceutical Services, Inc.	29,800	$1,461,988

		2,082,877

Health Care – Services — 0.9%
National Healthcare Corp.	12,200	657,702
Triple-S Management Corp. Class B (a)	17,000	330,480

		988,182

Household Products — 0.5%
CSS Industries, Inc.	17,500	501,900

		11,371,065

Energy — 4.7%
Coal — 0.3%
Cloud Peak Energy, Inc. (a)	20,400	367,200

Oil & Gas — 3.0%
Atwood Oceanics, Inc. (a)	8,700	464,493
EPL Oil & Gas, Inc. (a)	11,600	330,600
Hercules Offshore, Inc. (a)	29,900	195,247
Northern Oil and Gas, Inc. (a)	36,300	547,041
Oasis Petroleum, Inc. (a)	23,700	1,113,189
PDC Energy, Inc. (a)	11,100	590,742

		3,241,312

Oil & Gas Services — 1.4%
C&J Energy Services, Inc. (a) (b)	13,200	304,920
CARBO Ceramics, Inc. (b)	5,700	664,221
TETRA Technologies, Inc. (a)	39,800	491,928

		1,461,069

		5,069,581

Financial — 20.4%
Banks — 9.3%
Columbia Banking System, Inc.	14,300	393,393
East West Bancorp, Inc.	56,126	1,962,726
Glacier Bancorp, Inc.	37,000	1,102,230
Home Bancshares, Inc.	53,300	1,990,755
Sandy Spring Bancorp, Inc.	24,500	690,655
Signature Bank (a)	8,800	945,296
SVB Financial Group (a)	18,200	1,908,452
Wintrust Financial Corp.	22,400	1,033,088

		10,026,595

Diversified Financial — 0.5%
JMP Group, Inc.	20,400	150,960
Piper Jaffray Cos., Inc. (a)	9,300	367,815

		518,775

Insurance — 4.6%
Assured Guaranty Ltd.	17,482	412,401
Employers Holdings, Inc.	14,440	457,026
Markel Corp. (a)	1,240	719,634
Meadowbrook Insurance Group, Inc.	59,000	410,640
National Interstate Corp.	25,800	593,400
ProAssurance Corp.	40,700	1,973,136

	Number of Shares	Value
Radian Group, Inc. (b)	29,600	$417,952

		4,984,189

Investment Companies — 0.3%
Ares Capital Corp.	16,200	287,874

Real Estate — 0.4%
Terreno Realty Corp.	22,600	400,020

Real Estate Investment Trusts (REITS) — 5.3%
Acadia Realty Trust	23,200	576,056
CBL & Associates Properties, Inc.	38,600	693,256
Cedar Realty Trust, Inc.	42,800	267,928
First Potomac Realty Trust	39,000	453,570
Kilroy Realty Corp.	18,200	913,276
LaSalle Hotel Properties	26,250	810,075
Pebblebrook Hotel Trust	27,600	848,976
PS Business Parks, Inc.	3,400	259,828
Saul Centers, Inc.	11,100	529,803
Washington Real Estate Investment Trust	18,300	427,488

		5,780,256

		21,997,709

Industrial — 28.0%
Aerospace & Defense — 0.8%
Kaman Corp.	15,100	599,923
Kratos Defense & Security Solutions, Inc. (a)	42,800	328,704

		928,627

Building Materials — 3.6%
Comfort Systems USA, Inc.	25,900	502,201
Drew Industries, Inc.	25,100	1,285,120
Gibraltar Industries, Inc. (a)	33,300	619,047
Quanex Building Products Corp.	19,200	382,464
Texas Industries, Inc. (a)	5,400	371,412
Universal Forest Products, Inc.	14,000	729,960

		3,890,204

Electrical Components & Equipment — 3.0%
Advanced Energy Industries, Inc. (a)	31,000	708,660
Belden, Inc.	18,600	1,310,370
Littelfuse, Inc.	13,200	1,226,676

		3,245,706

Electronics — 3.1%
Analogic Corp.	6,600	584,496
Electro Scientific Industries, Inc.	35,500	371,330
Fabrinet (a)	27,800	571,568
Methode Electronics, Inc.	15,000	512,850
Newport Corp. (a)	18,500	334,295
Woodward, Inc.	21,100	962,371

		3,336,910

Engineering & Construction — 0.6%
Aegion Corp. (a)	28,200	617,298

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 1.4%
Mine Safety Appliances Co.	16,700	$855,207
Waste Connections, Inc.	15,700	684,991

		1,540,198

Hand & Machine Tools — 0.7%
Franklin Electric Co., Inc.	16,400	732,096

Machinery – Construction & Mining — 0.4%
Astec Industries, Inc.	10,300	397,889

Machinery – Diversified — 2.9%
Cognex Corp.	14,100	538,338
IDEX Corp.	14,200	1,048,670
Nordson Corp.	16,800	1,248,240
Proto Labs, Inc. (a)	3,900	277,602

		3,112,850

Manufacturing — 2.9%
AptarGroup, Inc.	21,800	1,478,258
ESCO Technologies, Inc.	600	20,556
Matthews International Corp. Class A	20,500	873,505
Myers Industries, Inc.	36,200	764,544

		3,136,863

Metal Fabricate & Hardware — 1.6%
Circor International, Inc.	11,900	961,282
RBC Bearings, Inc. (a)	4,900	346,675
Sun Hydraulics Corp.	11,100	453,213

		1,761,170

Transportation — 7.0%
GasLog Ltd.	39,200	669,928
Genesee & Wyoming, Inc. Class A (a)	19,750	1,896,987
Hub Group, Inc. Class A (a)	15,600	622,128
Kirby Corp. (a)	17,950	1,781,538
Landstar System, Inc.	33,100	1,901,595
Teekay Tankers Ltd. Class A (b)	63,900	251,127
Universal Truckload Services, Inc.	13,100	399,681

		7,522,984

		30,222,795

Technology — 4.7%
Computers — 0.1%
Xyratex Ltd.	9,300	123,597

Semiconductors — 2.5%
ATMI, Inc. (a)	14,300	432,003
Brooks Automation, Inc.	28,000	293,720
Cabot Microelectronics Corp. (a)	19,200	877,440
Entegris, Inc. (a)	39,800	461,680
Teradyne, Inc. (a)	35,500	625,510

		2,690,353

Software — 2.1%
Accelrys, Inc. (a)	20,010	190,895
Progress Software Corp. (a)	31,600	816,228

	Number of Shares	Value
SYNNEX Corp. (a)	17,700	$1,192,980

		2,200,103

		5,014,053

Utilities — 4.0%
Electric — 2.9%
Black Hills Corp.	10,200	535,602
Cleco Corp.	21,350	995,337
El Paso Electric Co.	19,700	691,667
NorthWestern Corp.	13,000	563,160
Pike Electric Corp. (a)	24,800	262,136
UNS Energy Corp.	820	49,077

		3,096,979

Gas — 1.1%
PNM Resources, Inc.	17,800	429,336
Southwest Gas Corp.	14,900	833,059

		1,262,395

		4,359,374

TOTAL COMMON STOCK (Cost $62,761,163)		104,427,238

TOTAL EQUITIES (Cost $62,761,163)		104,427,238

MUTUAL FUNDS — 2.7%
Diversified Financial — 2.7%
iShares Russell 2000 Value Index Fund (b)	4,800	477,599
State Street Navigator Securities Lending Prime Portfolio (c)	2,475,933	2,475,933
T. Rowe Price Reserve Investment Fund	1,001	1,001

		2,954,533

TOTAL MUTUAL FUNDS (Cost $2,833,732)		2,954,533

TOTAL LONG-TERM INVESTMENTS (Cost $65,594,895)		107,381,771

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2013, 0.010%, due 1/02/14 (d)	$3,072,670	$3,072,670

TOTAL SHORT-TERM INVESTMENTS (Cost $3,072,670)		3,072,670

TOTAL INVESTMENTS — 102.5% (Cost $68,667,565) (e)		110,454,441

Other Assets/(Liabilities) — (2.5)%		(2,670,123)

NET ASSETS — 100.0%		$107,784,318

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $2,401,688. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,072,672. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $3,134,467.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.9%

COMMON STOCK — 99.9%
Basic Materials — 4.7%
Chemicals — 2.4%
Chemtura Corp. (a)	88,617	$2,474,186
Huntsman Corp.	158,300	3,894,180

		6,368,366

Iron & Steel — 2.3%
Reliance Steel & Aluminum Co.	36,900	2,798,496
Steel Dynamics, Inc.	178,479	3,487,480

		6,285,976

		12,654,342

Communications — 5.9%
Internet — 0.9%
CDW Corp.	104,720	2,446,259

Media — 1.6%
Gannett Co., Inc.	147,800	4,371,924

Telecommunications — 3.4%
Amdocs Ltd.	87,048	3,589,860
Anixter International, Inc.	25,810	2,318,770
Harris Corp.	45,700	3,190,317

		9,098,947

		15,917,130

Consumer, Cyclical — 19.3%
Apparel — 1.0%
The Jones Group, Inc.	179,499	2,685,305

Automotive & Parts — 5.1%
Dana Holding Corp.	153,583	3,013,298
Lear Corp.	47,766	3,867,613
Tenneco, Inc. (a)	63,951	3,617,708
TRW Automotive Holdings Corp. (a)	44,674	3,323,299

		13,821,918

Entertainment — 1.3%
Regal Entertainment Group Class A	185,234	3,602,801

Home Builders — 5.0%
Meritage Home Corp. (a)	67,534	3,240,957
NVR, Inc. (a)	2,711	2,781,513
PulteGroup, Inc.	199,580	4,065,445
Thor Industries, Inc.	59,170	3,267,959

		13,355,874

Office Furnishings — 0.8%
Steelcase, Inc. Class A	137,682	2,183,637

Retail — 6.1%
The Children’s Place Retail Store, Inc. (a)	58,794	3,349,494
DineEquity, Inc.	26,310	2,198,200
GameStop Corp. Class A	34,553	1,702,081

	Number of Shares	Value
Insight Enterprises, Inc. (a)	99,210	$2,253,059
The Men’s Wearhouse, Inc.	66,720	3,408,058
Office Depot, Inc. (a)	658,007	3,480,857

		16,391,749

		52,041,284

Consumer, Non-cyclical — 7.7%
Commercial Services — 1.5%
Convergys Corp.	138,956	2,925,024
Genpact Ltd. (a)	60,927	1,119,229

		4,044,253

Foods — 1.1%
Dean Foods Co. (a)	172,804	2,970,501

Health Care – Services — 4.0%
Health Net, Inc. (a)	106,642	3,164,068
LifePoint Hospitals, Inc. (a)	65,470	3,459,435
Molina Healthcare, Inc. (a)	62,190	2,161,102
Universal Health Services, Inc. Class B	23,773	1,931,794

		10,716,399

Household Products — 1.1%
Avery Dennison Corp.	59,885	3,005,628

		20,736,781

Energy — 5.4%
Oil & Gas — 4.7%
Bill Barrett Corp. (a)	111,156	2,976,758
Cimarex Energy Co.	29,810	3,127,367
Stone Energy Corp. (a)	77,899	2,694,526
Western Refining, Inc.	91,968	3,900,363

		12,699,014

Oil & Gas Services — 0.7%
Helix Energy Solutions Group, Inc. (a)	82,665	1,916,175

		14,615,189

Financial — 29.5%
Banks — 9.0%
Associated Banc-Corp.	141,357	2,459,612
CapitalSource, Inc.	182,678	2,625,083
Comerica, Inc.	77,775	3,697,424
Huntington Bancshares, Inc.	387,125	3,735,756
Popular, Inc. (a)	102,239	2,937,326
Susquehanna Bancshares, Inc.	189,138	2,428,532
Webster Financial Corp.	72,580	2,263,044
Zions Bancorp	133,375	3,995,915

		24,142,692

Diversified Financial — 1.4%
E*TRADE Financial Corp. (a)	198,344	3,895,476

Insurance — 9.8%
American Financial Group, Inc.	68,440	3,950,357

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Aspen Insurance Holdings Ltd.	93,470	$3,861,246
Genworth Financial, Inc. Class A (a)	259,460	4,029,414
PartnerRe Ltd.	25,510	2,689,519
Reinsurance Group of America, Inc. Class A	33,110	2,563,045
Torchmark Corp.	35,540	2,777,451
Unum Group	91,907	3,224,097
Validus Holdings Ltd.	82,300	3,315,867

		26,410,996

Real Estate Investment Trusts (REITS) — 8.0%
BioMed Realty Trust, Inc.	103,708	1,879,189
Camden Property Trust	33,724	1,918,221
DDR Corp.	140,930	2,166,094
DiamondRock Hospitality Co.	263,598	3,044,557
LTC Properties, Inc.	75,310	2,665,221
Medical Properties Trust, Inc.	202,450	2,473,939
Mid-America Apartment Communities, Inc.	42,890	2,605,139
Parkway Properties, Inc.	164,966	3,182,194
STAG Industrial, Inc.	80,610	1,643,638

		21,578,192

Savings & Loans — 1.3%
First Niagara Financial Group, Inc.	335,708	3,565,219

		79,592,575

Industrial — 17.9%
Electrical Components & Equipment — 0.9%
General Cable Corp.	81,171	2,387,239

Electronics — 6.3%
Arrow Electronics, Inc. (a)	72,283	3,921,353
Avnet, Inc.	90,920	4,010,481
Flextronics International Ltd. (a)	150,340	1,168,142
Jabil Circuit, Inc.	127,517	2,223,896
TTM Technologies, Inc. (a)	232,577	1,995,511
Vishay Intertechnology, Inc. (a)	283,156	3,754,648

		17,074,031

Engineering & Construction — 2.3%
Granite Construction, Inc.	67,865	2,373,918
Tutor Perini Corp. (a)	151,557	3,985,949

		6,359,867

Hand & Machine Tools — 1.2%
Kennametal, Inc.	61,250	3,189,288

Machinery – Construction & Mining — 1.5%
Terex Corp.	97,830	4,107,882

Metal Fabricate & Hardware — 1.3%
Commercial Metals Co.	175,394	3,565,760

Packaging & Containers — 1.4%
Graphic Packaging Holding Co. (a)	385,300	3,698,880

	Number of Shares	Value
Transportation — 2.3%
Con-way, Inc.	77,030	$3,058,861
Ryder System, Inc.	41,420	3,055,968

		6,114,829

Trucking & Leasing — 0.7%
Aircastle Ltd.	95,546	1,830,661

		48,328,437

Technology — 4.5%
Semiconductors — 3.6%
Entegris, Inc. (a)	268,624	3,116,038
Lam Research Corp. (a)	61,695	3,359,293
Micron Technology, Inc. (a)	69,350	1,509,056
MKS Instruments, Inc.	60,583	1,813,855

		9,798,242

Software — 0.9%
Electronic Arts, Inc. (a)	100,680	2,309,599

		12,107,841

Utilities — 5.0%
Electric — 0.1%
Westar Energy, Inc.	13,400	431,078

Gas — 4.9%
Atmos Energy Corp.	74,891	3,401,549
PNM Resources, Inc.	134,473	3,243,489
Southwest Gas Corp.	59,170	3,308,195
UGI Corp.	78,180	3,241,343

		13,194,576

		13,625,654

TOTAL COMMON STOCK (Cost $221,041,495)		269,619,233

TOTAL EQUITIES (Cost $221,041,495)		269,619,233

TOTAL LONG-TERM INVESTMENTS (Cost $221,041,495)		269,619,233

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$4,100,089	4,100,089

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	$629	$629

TOTAL SHORT-TERM INVESTMENTS (Cost $4,100,718)		4,100,718

TOTAL INVESTMENTS — 101.4% (Cost $225,142,213) (c)		273,719,951

Other Assets/(Liabilities) — (1.4)%		(3,781,377)

NET ASSETS — 100.0%		$269,938,574

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $4,100,091. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $4,182,480.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2013

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$451,557,128	$586,997,136
Short-term investments, at value (Note 2) (b)	4,000,926	29,853,579

Total investments (c)	455,558,054	616,850,715

Foreign currency, at value (d)	6,035	70,542
Receivables from:
Investments sold	77,968	707,742
Investment adviser	-	-
Fund shares sold	142,829	156,741
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	168,623	865,506
Foreign taxes withheld	5,425	-

Total assets	455,958,934	618,651,246

Liabilities:
Payables for:
Investments purchased	1,039,259	606,078
Fund shares repurchased	1,530,555	6,206,186
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	63,115	110,710
Affiliates (Note 3):
Investment management fees	288,648	397,314
Administration fees	-	-
Service fees	13,732	33,544
Due to custodian	-	1,253
Accrued expense and other liabilities	61,307	71,544

Total liabilities	2,996,616	7,426,629

Net assets	$452,962,318	$611,224,617

Net assets consist of:
Paid-in capital	$231,285,940	$408,268,436
Undistributed (accumulated) net investment income (loss)	(60,923)	9,122,284
Accumulated net realized gain (loss) on investments and foreign currency transactions	39,365,268	6,936,645
Net unrealized appreciation (depreciation) on investments and foreign currency translations	182,372,033	186,897,252

Net assets	$452,962,318	$611,224,617

(a) Cost of investments:	$269,186,214	$400,103,098
(b) Cost of short-term investments:	$4,000,926	$29,853,579
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$5,960	$69,342

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$401,506,838	$157,279,472	$424,428,035	$237,422,982	$229,102,252
10,171,459	14,354,014	11,758,431	1,782,340	7,658,936

411,678,297	171,633,486	436,186,466	239,205,322	236,761,188

-	-	20,443	-	-

-	-	-	956,745	619,908
12,735	-	-	5,839	-
8,943	75,226	1,035,184	110,318	104,766
37,433	-	-	-	-
541,033	100,564	569,091	100,048	292,697
-	-	450,057	4,045	23,489

412,278,441	171,809,276	438,261,241	240,382,317	237,802,048

-	-	125,811	1,935,400	1,180,072
838,336	17,525	185,666	28,488	33,347
-	-	16,750,148	-	-
157,558	11,263	76,349	15,591	19,437

35,357	109,757	320,218	141,923	130,894
59,412	14,634	-	20,275	20,138
12,616	2,747	5,007	720	1,453
-	-	-	-	-
56,140	38,845	84,662	50,210	43,119

1,159,419	194,771	17,547,861	2,192,607	1,428,460

$411,119,022	$171,614,505	$420,713,380	$238,189,710	$236,373,588

$241,122,526	$107,532,894	$369,037,758	$165,186,581	$157,905,264
6,419,905	600,718	7,631,318	1,515,348	3,364,084
(2,439,404)	14,894,495	(26,396,865)	13,654,156	9,551,946
166,015,995	48,586,398	70,441,169	57,833,625	65,552,294

$411,119,022	$171,614,505	$420,713,380	$238,189,710	$236,373,588

$235,828,910	$108,693,074	$354,026,603	$179,589,357	$163,551,020
$10,171,459	$14,354,014	$11,758,431	$1,782,340	$7,658,936
$-	$-	$15,998,520	$-	$-
$-	$-	$20,409	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$429,689,035	$556,648,863

Shares outstanding (a)	24,764,660	41,326,994

Net asset value, offering price and redemption price per share	$17.35	$13.47

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$23,273,283	$54,575,754

Shares outstanding (a)	1,355,381	4,077,232

Net asset value, offering price and redemption price per share	$17.17	$13.39

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$412,363,007	$-	$-

-	-	36,756,140	-	-

$-	$-	$11.22	$-	$-

$92,852,939	$-	$-	$-	$-

4,012,828	-	-	-	-

$23.14	$-	$-	$-	$-

$141,467,690	$166,654,849	$-	$236,836,685	$233,723,991

6,101,265	10,657,832	-	16,377,512	15,120,881

$23.19	$15.64	$-	$14.46	$15.46

$155,355,759	$-	$-	$-	$-

6,706,730	-	-	-	-

$23.16	$-	$-	$-	$-

$-	$-	$8,350,373	$-	$-

-	-	747,915	-	-

$-	$-	$11.16	$-	$-

$21,442,634	$4,959,656	$-	$1,353,025	$2,649,597

943,918	318,312	-	93,934	172,337

$22.72	$15.58	$-	$14.40	$15.37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$174,541,033	$145,881,219
Short-term investments, at value (Note 2) (b)	2,510,203	1,050,070

Total investments (c)	177,051,236	146,931,289

Cash	-	-
Foreign currency, at value (d)	2,524	2
Receivables from:
Investments sold	70,220	-
Investment adviser	12,526	-
Fund shares sold	71,983	27,037
Interest and dividends	176,644	119,053
Foreign taxes withheld	154,637	5,466

Total assets	177,539,770	147,082,847

Liabilities:
Payables for:
Investments purchased	150,867	-
Written options outstanding, at value (Note 2) (e)	-	-
Fund shares repurchased	233,146	675,986
Securities on loan (Note 2)	1,785,883	-
Trustees’ fees and expenses (Note 3)	22,286	43,945
Affiliates (Note 3):
Investment management fees	89,210	63,066
Administration fees	40,029	-
Service fees	3,953	10,372
Accrued expense and other liabilities	80,798	40,287

Total liabilities	2,406,172	833,656

Net assets	$175,133,598	$146,249,191

Net assets consist of:
Paid-in capital	$105,879,870	$145,576,116
Undistributed (accumulated) net investment income (loss)	1,953,706	1,602,963
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	3,786,922	(48,684,078)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	63,513,100	47,754,190

Net assets	$175,133,598	$146,249,191

(a) Cost of investments:	$111,009,415	$98,127,347
(b) Cost of short-term investments:	$2,510,203	$1,050,070
(c) Securities on loan with market value of:	$1,722,223	$-
(d) Cost of foreign currency:	$2,521	$2
(e) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$239,025,896	$268,427,379	$230,223,199	$415,717,254
3,740,201	1,073,573	4,316,899	13,333,686

242,766,097	269,500,952	234,540,098	429,050,940

-	-	779	-
-	-	-	599

-	1,795,345	-	178,267
-	-	-	-
82,970	100,220	3,944,207	19,425
498,150	90,271	311,644	154,179
-	12,695	64,142	-

243,347,217	271,499,483	238,860,870	429,403,410

-	905,924	-	261,953
-	-	6,743,970	-
249,101	187,132	38,325	2,094,180
-	-	-	10,931,759
38,735	30,578	75,417	76,222

135,118	149,566	149,239	275,726
-	-	-	-
9,050	1,110	17,508	26,471
45,642	45,585	83,063	61,851

477,646	1,319,895	7,107,522	13,728,162

$242,869,571	$270,179,588	$231,753,348	$415,675,248

$176,451,069	$176,301,548	$171,772,605	$214,385,896
4,463,436	-	2,532,387	(748,376)
-	(16,236)	-	-
(2,022,904)	30,735,580	22,589,305	53,688,571
63,977,970	63,158,696	34,859,051	148,349,157

$242,869,571	$270,179,588	$231,753,348	$415,675,248

$175,047,939	$205,268,683	$192,066,192	$267,368,060
$3,740,201	$1,073,573	$4,316,899	$13,333,686
$-	$-	$-	$10,695,749
$-	$-	$-	$598
$-	$-	$3,438,700	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$129,107,327

Shares outstanding (a)	-	10,688,806

Net asset value, offering price and redemption price per share	$-	$12.08

Class I shares:
Net assets	$149,795,654	$-

Shares outstanding (a)	12,037,502	-

Net asset value, offering price and redemption price per share	$12.44	$-

Class II shares:
Net assets	$18,681,189	$-

Shares outstanding (a)	1,479,243	-

Net asset value, offering price and redemption price per share	$12.63	$-

Service Class shares:
Net assets	$-	$17,141,864

Shares outstanding (a)	-	1,426,499

Net asset value, offering price and redemption price per share	$-	$12.02

Service Class I shares:
Net assets	$6,656,755	$-

Shares outstanding (a)	537,770	-

Net asset value, offering price and redemption price per share	$12.38	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$228,094,994	$268,330,300	$203,330,186	$371,802,705

19,664,711	18,335,092	14,184,887	22,410,040

$11.60	$14.63	$14.33	$16.59

$-	$-	$-	$-

-	-	-	-

$-	$-	$-	$-

$-	$-	$-	$-

-	-	-	-

$-	$-	$-	$-

$14,774,577	$1,849,288	$28,423,162	$43,872,543

1,283,321	127,432	1,994,301	2,678,344

$11.51	$14.51	$14.25	$16.38

$-	$-	$-	$-

-	-	-	-

$-	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML Mid Cap Value Fund	MML PIMCO Total Return Fund
Assets:
Investments, at value (Note 2) (a)	$482,755,837	$500,577,304
Short-term investments, at value (Note 2) (b)	11,046,816	51,433,131

Total investments (c)	493,802,653	552,010,435

Foreign currency, at value (d)	-	502,471
Receivables from:
Investments sold	2,068,539	11,179,788
Investments sold on a when-issued basis (Note 2)	-	109,099,172
Collateral held for open swap agreements (Note 2)	-	2,576,000
Open forward foreign currency contracts (Note 2)	1,508	262,671
Investment adviser	-	20,488
Fund shares sold	1,595	229,068
Collateral held for open futures contracts (Note 2)	-	1,011,000
Variation margin on open derivative instruments (Note 2)	-	303,783
Interest and dividends	1,125,684	1,998,507
Open swap agreements, at value (Note 2)	-	109,923

Total assets	496,999,979	679,303,306

Liabilities:
Payables for:
Investments purchased	2,327,992	402,005
Written options outstanding, at value (Note 2) (e)	-	239,001
Forward sale commitments, at value (Note 2) (f)	-	1,167,934
Open forward foreign currency contracts (Note 2)	126,665	1,153,249
Fund shares repurchased	3,269,532	97,266
Interest and dividends	-	4,953
Investments purchased on a when-issued basis (Note 2)	-	263,052,883
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	123,724
Trustees’ fees and expenses (Note 3)	97,815	31,064
Variation margin on open derivative instruments (Note 2)	-	147,590
Affiliates (Note 3):
Investment management fees	358,348	180,782
Administration fees	-	36,156
Service fees	14,408	6,847
Due to custodian	-	21
Accrued expense and other liabilities	71,082	128,572

Total liabilities	6,265,842	266,772,047

Net assets	$490,734,137	$412,531,259

Net assets consist of:
Paid-in capital	$341,278,287	$409,066,612
Undistributed (accumulated) net investment income (loss)	8,057,114	8,028,534
Accumulated net realized gain (loss) on investments and foreign currency transactions	73,731,337	(5,354,813)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	67,667,399	790,926

Net assets	$490,734,137	$412,531,259

(a) Cost of investments:	$414,963,192	$500,888,140
(b) Cost of short-term investments:	$11,046,816	$51,366,515
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$504,107
(e) Premiums on written options:	$-	$287,308
(f) Proceeds from forward sale commitments:	$-	$1,174,852

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$301,536,093	$107,381,771	$269,619,233
5,430,900	3,072,670	4,100,718

306,966,993	110,454,441	273,719,951

-	-	-

947,496	53,517	-
-	-	-
-	-	-
-	-	-
-	5,342	-
60,134	62,035	137,301
-	-	-
-	-	-
98,290	147,551	455,566
-	-	-

308,072,913	110,722,886	274,312,818

1,222,122	191,474	594,876
-	-	-
-	-	-
-	-	-
4,541,390	108,131	3,506,296
-	-	-
-	-	-
21,010,987	2,475,933	-
-	-	-
73,948	16,554	46,517
-	-	-

250,356	78,389	174,861
-	23,055	-
4,843	5,898	7,685
-	-	629
57,395	39,134	43,380

27,161,041	2,938,568	4,374,244

$280,911,872	$107,784,318	$269,938,574

$139,686,923	$38,818,610	$215,142,726
(68,065)	(116,050)	1,402,931
67,637,223	27,294,889	4,815,179
73,655,791	41,786,869	48,577,738

$280,911,872	$107,784,318	$269,938,574

$227,880,302	$65,594,895	$221,041,495
$5,430,900	$3,072,670	$4,100,718
$20,481,040	$2,401,688	$-
$-	$-	$-
$-	$-	$-
$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML Mid Cap Value Fund	MML PIMCO Total Return Fund
Initial Class shares:
Net assets	$467,386,419	$-

Shares outstanding (a)	34,230,782	-

Net asset value, offering price and redemption price per share	$13.65	$-

Class II shares:
Net assets	$-	$401,127,388

Shares outstanding (a)	-	38,785,512

Net asset value, offering price and redemption price per share	$-	$10.34

Service Class shares:
Net assets	$23,347,718	$-

Shares outstanding (a)	1,722,707	-

Net asset value, offering price and redemption price per share	$13.55	$-

Service Class I shares:
Net assets	$-	$11,403,871

Shares outstanding (a)	-	1,108,530

Net asset value, offering price and redemption price per share	$-	$10.29

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$273,040,984	$-	$257,210,038

11,971,707	-	18,636,515

$22.81	$-	$13.80

$-	$97,840,152	$-

-	4,097,760	-

$-	$23.88	$-

$7,870,888	$-	$12,728,536

350,718	-	927,430

$22.44	$-	$13.72

$-	$9,944,166	$-

-	420,868	-

$-	$23.63	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$3,033,690	$13,801,799
Interest	297	6,006
Securities lending net income	-	-

Total investment income	3,033,987	13,807,805

Expenses (Note 3):
Investment management fees	2,924,437	4,272,323
Custody fees	48,714	50,174
Audit fees	33,747	33,314
Legal fees	2,058	3,137
Proxy fees	1,028	1,028
Shareholder reporting fees	44,848	70,783
Trustees’ fees	28,001	41,071

	3,082,833	4,471,830
Administration fees:
Class I	-	-
Class II	-	-
Class III	-	-
Service Class I	-	-
Service fees:
Service Class	46,221	118,529
Service Class I	-	-

Total expenses	3,129,054	4,590,359
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-
Class II administrative fees waived	-	-
Class III administrative fees waived	-	-

Net expenses	3,129,054	4,590,359

Net investment income (loss)	(95,067)	9,217,446

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	42,523,480	37,763,315
Futures contracts	-	-
Foreign currency transactions	(2,325)	(899)

Net realized gain (loss)	42,521,155	37,762,416

Net change in unrealized appreciation (depreciation) on:
Investment transactions	94,434,630	100,710,005
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(443)	2,500

Net change in unrealized appreciation (depreciation)	94,434,187	100,712,505

Net realized gain (loss) and change in unrealized appreciation (depreciation)	136,955,342	138,474,921

Net increase (decrease) in net assets resulting from operations	$136,860,275	$147,692,367

(a) Net of withholding tax of:	$2,723	$100,419

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$7,610,116	$1,996,807	$11,432,337	$3,328,907	$5,050,867
1,095	1,141	1,499	185	304
-	-	437,921	-	-

7,611,211	1,997,948	11,871,757	3,329,092	5,051,171

364,453	1,154,517	3,554,627	1,486,131	1,366,832
34,907	11,688	187,027	52,517	18,579
33,722	32,933	42,691	32,986	32,983
2,029	561	2,388	757	1,168
1,028	1,028	1,028	1,028	1,028
42,025	19,890	50,216	26,276	25,499
26,307	11,281	29,139	15,536	15,250

504,471	1,231,898	3,867,116	1,615,231	1,461,339

262,420	-	-	-	-
235,988	151,399	-	211,463	209,024
68,772	-	-	-	-
45,696	2,536	-	842	1,258

-	-	18,416	-	-
38,080	6,341	-	2,104	3,145

1,155,427	1,392,174	3,885,532	1,829,640	1,674,766

-	-	-	(22,840)	-
-	(9)	-	(109)	-
(62,102)	-	-	-	-
(68,772)	-	-	-	-

1,024,553	1,392,165	3,885,532	1,806,691	1,674,766

6,586,658	605,783	7,986,225	1,522,401	3,376,405

3,333,118	14,894,498	4,953,721	13,875,240	9,621,394
2,061,784	-	-	-	-
-	-	(181,872)	-	(937)

5,394,902	14,894,498	4,771,849	13,875,240	9,620,457

88,454,596	33,974,350	64,908,020	44,061,762	43,173,705
334,532	-	-	-	-
-	-	(2,087)	-	1,062

88,789,128	33,974,350	64,905,933	44,061,762	43,174,767

94,184,030	48,868,848	69,677,782	57,937,002	52,795,224

$100,770,688	$49,474,631	$77,664,007	$59,459,403	$56,171,629

$1,558	$-	$1,076,695	$8,236	$44,649

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$3,163,383	$2,469,760
Interest	208	73
Securities lending net income	64,368	-

Total investment income	3,227,959	2,469,833

Expenses (Note 3):
Investment management fees	967,821	690,612
Custody fees	56,859	26,413
Audit fees	36,480	32,928
Legal fees	1,141	757
Proxy fees	1,028	1,028
Shareholder reporting fees	22,624	20,187
Trustees’ fees	11,908	9,964

	1,097,861	781,889
Administration fees:
Class I	387,988	-
Class II	31,620	-
Service Class I	14,475	-
Service fees:
Service Class	-	37,343
Service Class I	12,924	-

Total expenses	1,544,868	819,232
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(83,924)	-
Class II fees reimbursed by adviser	(10,638)	-
Service Class I fees reimbursed by adviser	(3,217)	-

Net expenses	1,447,089	819,232

Net investment income (loss)	1,780,870	1,650,601

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	11,280,444	13,643,118
Written options	-	-
Foreign currency transactions	(30,686)	(6,072)

Net realized gain (loss)	11,249,758	13,637,046

Net change in unrealized appreciation (depreciation) on:
Investment transactions	27,095,716	23,484,065
Written options	-	-
Translation of assets and liabilities in foreign currencies	(27,629)	285

Net change in unrealized appreciation (depreciation)	27,068,087	23,484,350

Net realized gain (loss) and change in unrealized appreciation (depreciation)	38,317,845	37,121,396

Net increase (decrease) in net assets resulting from operations	$40,098,715	$38,771,997

(a) Net of withholding tax of:	$187,793	$27,440

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$6,060,716	$1,650,792	$4,684,065	$2,307,167
706	285	631	4,148
-	-	7,891	127,444

6,061,422	1,651,077	4,692,587	2,438,759

1,422,206	1,533,956	1,713,632	3,097,275
30,372	22,599	185,192	52,153
33,576	33,009	33,010	33,766
1,245	1,293	8,048	2,294
1,028	1,028	1,028	1,028
28,878	32,055	30,353	52,283
16,354	17,031	16,483	29,473

1,533,659	1,640,971	1,987,746	3,268,272

-	-	-	-
-	-	-	-
-	-	-	-

33,347	3,970	65,756	91,328
-	-	-	-

1,567,006	1,644,941	2,053,502	3,359,600

-	-	-	-
-	-	-	-
-	-	-	-

1,567,006	1,644,941	2,053,502	3,359,600

4,494,416	6,136	2,639,085	(920,841)

3,428,600	30,863,487	52,688,355	55,975,049
-	-	(16,259,108)	-
1,099	-	(34,893)	(2,314)

3,429,699	30,863,487	36,394,354	55,972,735

39,637,780	38,368,865	1,230,452	70,010,711
-	-	(3,305,270)	-
80	-	1,777	(39)

39,637,860	38,368,865	(2,073,041)	70,010,672

43,067,559	69,232,352	34,321,313	125,983,407

$47,561,975	$69,238,488	$36,960,398	$125,062,566

$84,452	$36,209	$35,438	$22,521

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MML Mid Cap Value Fund	MML PIMCO Total Return Fund
Investment income (Note 2):
Dividends (a)	$11,931,071	$89,375
Interest	3,222	7,034,302
Securities lending net income	-	-

Total investment income	11,934,293	7,123,677

Expenses (Note 3):
Investment management fees	4,092,658	1,891,126
Custody fees	73,908	179,719
Interest expense	-	1,565
Audit fees	33,843	89,111
Legal fees	2,890	2,149
Proxy fees	1,028	1,028
Shareholder reporting fees	62,977	46,211
Trustees’ fees	35,785	28,216

	4,303,089	2,239,125
Administration fees:
Class II	-	369,297
Service Class I	-	8,928
Service fees:
Service Class	50,377	-
Service Class I	-	22,321

Total expenses	4,353,466	2,639,671
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-	(153,507)
Service Class I fees reimbursed by adviser	-	(3,813)
Initial Class management fees waived	-	-
Service Class management fees waived	-	-

Net expenses	4,353,466	2,482,351

Net investment income (loss)	7,580,827	4,641,326

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	81,413,242	(2,976,404)
Futures contracts	-	211,988
Written options	-	230,754
Swap agreements	-	588,376
Foreign currency transactions	602,735	244,296

Net realized gain (loss)	82,015,977	(1,700,990)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	39,297,572	(9,999,822)
Futures contracts	-	(497,338)
Written options	-	5,218
Forward sale commitments	-	6,918
Swap agreements	-	1,883,147
Translation of assets and liabilities in foreign currencies	(139,653)	(325,289)

Net change in unrealized appreciation (depreciation)	39,157,919	(8,927,166)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	121,173,896	(10,628,156)

Net increase (decrease) in net assets resulting from operations	$128,754,723	$(5,986,830)

(a) Net of withholding tax of:	$33,472	$-

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$1,520,156	$1,372,379	$3,104,293
515	311	377
359,311	51,645	-

1,879,982	1,424,335	3,104,670

2,984,778	1,085,842	1,515,164
64,161	16,923	25,890
-	-	-
35,706	33,516	32,978
1,607	714	1,078
1,028	1,028	1,028
34,337	19,453	27,180
20,995	9,675	14,028

3,142,612	1,167,151	1,617,346

-	299,251	-
-	20,114	-

17,312	-	26,877
-	20,114	-

3,159,924	1,506,630	1,644,223

-	(16,336)	-
-	(1,098)	-
(31,636)	-	-
(726)	-	-

3,127,562	1,489,196	1,644,223

(1,247,580)	(64,861)	1,460,447

70,873,654	28,003,763	29,633,752
-	-	-
-	-	-
-	-	-
510	295	-

70,874,164	28,004,058	29,633,752

43,258,322	7,190,226	33,377,829
-	-	-
-	-	-
-	-	-
-	-	-
(28)	(7)	-

43,258,294	7,190,219	33,377,829

114,132,458	35,194,277	63,011,581

$112,884,878	$35,129,416	$64,472,028

$9,689	$1,598	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(95,067)	$834,032
Net realized gain (loss) on investment transactions	42,521,155	36,496,912
Net change in unrealized appreciation (depreciation) on investments	94,434,187	20,423,446

Net increase (decrease) in net assets resulting from operations	136,860,275	57,754,390

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(821,345)	(267,550)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(9,913)	-
Service Class I	-	-

Total distributions from net investment income	(831,258)	(267,550)

From net realized gains:
Initial Class	(32,280,599)	-
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(1,635,935)	-
Service Class I	-	-

Total distributions from net realized gains	(33,916,534)	-

Net fund share transactions (Note 5):
Initial Class	11,149,065	(58,195,122)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	3,560,334	3,594,383
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	14,709,399	(54,600,739)

Total increase (decrease) in net assets	116,821,882	2,886,101
Net assets
Beginning of year	336,140,436	333,254,335

End of year	$452,962,318	$336,140,436

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(60,923)	$792,196

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$9,217,446	$10,656,336	$6,586,658	$6,256,523
37,762,416	25,374,299	5,394,902	5,456,837
100,712,505	48,742,746	88,789,128	33,493,674

147,692,367	84,773,381	100,770,688	45,207,034

(9,755,151)	(9,826,163)	-	-
-	-	(1,370,225)	(1,206,610)
-	-	(2,060,170)	(1,830,764)
-	-	(2,527,726)	(2,157,110)
(824,404)	(688,805)	-	-
-	-	(268,166)	(130,207)

(10,579,555)	(10,514,968)	(6,226,287)	(5,324,691)

-	-	-	-
-	-	(271,764)	-
-	-	(374,362)	-
-	-	(427,558)	-
-	-	-	-
-	-	(52,886)	-

-	-	(1,126,570)	-

(47,334,603)	(103,417,605)	-	-
-	-	(8,536,399)	(5,970,268)
-	-	(353,791)	(10,625,114)
-	-	1,203,505	(2,273,712)
3,952,705	3,813,619	-	-
-	-	7,408,938	3,089,040

(43,381,898)	(99,603,986)	(277,747)	(15,780,054)

93,730,914	(25,345,573)	93,140,084	24,102,289

517,493,703	542,839,276	317,978,938	293,876,649

$611,224,617	$517,493,703	$411,119,022	$317,978,938

$9,122,284	$10,573,396	$6,419,905	$6,101,047

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$605,783	$956,676
Net realized gain (loss) on investment transactions	14,894,498	8,001,798
Net change in unrealized appreciation (depreciation) on investments	33,974,350	14,202,537

Net increase (decrease) in net assets resulting from operations	49,474,631	23,161,011

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	(960,339)
Service Class	-	-
Service Class I	-	(5,292)*

Total distributions from net investment income	-	(965,631)

From net realized gains:
Class II	(2,056,722)	(5,865,595)
Service Class I	(40,162)	(35,195)*

Total distributions from net realized gains	(2,096,884)	(5,900,790)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(16,334,701)	9,481,372
Service Class	-	-
Service Class I	3,448,372	797,061 *

Increase (decrease) in net assets from fund share transactions	(12,886,329)	10,278,433

Total increase (decrease) in net assets	34,491,418	26,573,023
Net assets
Beginning of year	137,123,087	110,550,064

End of year	$171,614,505	$137,123,087

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$600,718	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(5,059)

*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$7,986,225	$8,029,415	$1,522,401	$1,367,523
4,771,849	(5,988,811)	13,875,240	3,729,131
64,905,933	57,572,075	44,061,762	14,493,422

77,664,007	59,612,679	59,459,403	19,590,076

(7,749,572)	(7,361,231)	-	-
-	-	-	(1,369,882)
(126,024)	(125,859)	-	-
-	-	-	(3,776)*

(7,875,596)	(7,487,090)	-	(1,373,658)

-	-	(176,790)	(3,762,431)
-	-	(766)	(10,823)*

-	-	(177,556)	(3,773,254)

(11,335,137)	789,238	-	-
-	-	(2,043,186)	16,108,437
330,781	170,306	-	-
-	-	598,930	526,786 *

(11,004,356)	959,544	(1,444,256)	16,635,223

58,784,055	53,085,133	57,837,591	31,078,387

361,929,325	308,844,192	180,352,119	149,273,732

$420,713,380	$361,929,325	$238,189,710	$180,352,119

$7,631,318	$7,698,377	$1,515,348	$-

$-	$-	$-	$(7,045)

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,376,405	$3,476,978
Net realized gain (loss) on investment transactions	9,620,457	7,031,377
Net change in unrealized appreciation (depreciation) on investments	43,174,767	16,600,633

Net increase (decrease) in net assets resulting from operations	56,171,629	27,108,988

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	(3,428,702)	(2,486,267)
Service Class	-	-
Service Class I	(21,843)	(2,547)*

Total distributions from net investment income	(3,450,545)	(2,488,814)

From net realized gains:
Class II	(7,095,794)	(388,649)
Service Class I	(43,969)	(376)*

Total distributions from net realized gains	(7,139,763)	(389,025)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	2,908,411	(11,394,604)
Service Class	-	-
Service Class I	2,029,846	372,397 *

Increase (decrease) in net assets from fund share transactions	4,938,257	(11,022,207)

Total increase (decrease) in net assets	50,519,578	13,208,942
Net assets
Beginning of year	185,854,010	172,645,068

End of year	$236,373,588	$185,854,010

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,364,084	$3,470,383

*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$1,780,870	$1,791,458	$1,650,601	$1,874,392
11,249,758	3,518,291	13,637,046	9,138,165
27,068,087	22,619,779	23,484,350	12,292,717

40,098,715	27,929,528	38,771,997	23,305,274

-	-	(1,618,014)	(1,472,103)
(1,585,115)	(1,205,096)	-	-
(204,676)	(162,460)	-	-
-	-	(173,449)	(121,326)
(57,420)	(28,603)	-	-

(1,847,211)	(1,396,159)	(1,791,463)	(1,593,429)

-	-	-	-
-	-	-	-

-	-	-	-

-	-	(20,020,941)	(20,633,999)
(14,742,778)	16,380,797	-	-
(1,816,143)	(2,127,712)	-	-
-	-	789,448	464,394
1,745,820	765,793	-	-

(14,813,101)	15,018,878	(19,231,493)	(20,169,605)

23,438,403	41,552,247	17,749,041	1,542,240

151,695,195	110,142,948	128,500,150	126,957,910

$175,133,598	$151,695,195	$146,249,191	$128,500,150

$1,953,706	$1,670,455	$1,602,963	$1,827,397

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,494,416	$3,965,517
Net realized gain (loss) on investment transactions	3,429,699	102,396
Net change in unrealized appreciation (depreciation) on investments	39,637,860	11,731,217

Net increase (decrease) in net assets resulting from operations	47,561,975	15,799,130

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,744,150)	(1,768,900)
Service Class	(220,892)	(97,325)

Total distributions from net investment income	(3,965,042)	(1,866,225)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	15,920,205	69,781,179
Service Class	863,277	1,844,319

Increase (decrease) in net assets from fund share transactions	16,783,482	71,625,498

Total increase (decrease) in net assets	60,380,415	85,558,403
Net assets
Beginning of year	182,489,156	96,930,753

End of year	$242,869,571	$182,489,156

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,463,436	$3,932,978

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund		MML Managed Volatility Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$6,136	$972,133	$2,639,085	$3,047,453
30,863,487	14,730,369	36,394,354	9,487,648
38,368,865	14,042,650	(2,073,041)	14,012,464

69,238,488	29,745,152	36,960,398	26,547,565

(904,755)	(123,758)	(2,720,569)	(1,366,218)
(2,705)	-	(320,704)	(108,476)

(907,460)	(123,758)	(3,041,273)	(1,474,694)

(12,258,471)	-	-	-
(82,988)	-	-	-

(12,341,459)	-	-	-

6,892,088	(11,834,704)	(20,095,019)	(22,866,497)
25,881	73,966	1,998,470	1,813,499

6,917,969	(11,760,738)	(18,096,549)	(21,052,998)

62,907,538	17,860,656	15,822,576	4,019,873

207,272,050	189,411,394	215,930,772	211,910,899

$270,179,588	$207,272,050	$231,753,348	$215,930,772

$-	$956,083	$2,532,387	$2,969,495

$(16,236)	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Mid Cap Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(920,841)	$89,278
Net realized gain (loss) on investment transactions	55,972,735	25,471,660
Net change in unrealized appreciation (depreciation) on investments	70,010,672	19,438,919

Net increase (decrease) in net assets resulting from operations	125,062,566	44,999,857

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(1,033,071)	-
Class II	-	-
Service Class	(40,345)	-
Service Class I	-	-

Total distributions from net investment income	(1,073,416)	-

From net realized gains:
Initial Class	(22,514,574)	(18,818,251)
Class II	-	-
Service Class	(2,301,829)	(1,530,879)
Service Class I	-	-

Total distributions from net realized gains	(24,816,403)	(20,349,130)

Net fund share transactions (Note 5):
Initial Class	(49,219,871)	1,985,117
Class II	-	-
Service Class	5,837,267	4,696,652
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(43,382,604)	6,681,769

Total increase (decrease) in net assets	55,790,143	31,332,496
Net assets
Beginning of year	359,885,105	328,552,609

End of year	$415,675,248	$359,885,105

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(748,376)	$(580,116)

*	Service Class I shares commenced operations on May 1, 2012.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund		MML PIMCO Total Return Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$7,580,827	$9,289,005	$4,641,326	$5,031,706
82,015,977	20,644,522	(1,700,990)	7,699,893
39,157,919	37,628,374	(8,927,166)	10,134,086

128,754,723	67,561,901	(5,986,830)	22,865,685

(8,519,710)	(7,027,997)	-	-
-	-	(7,389,774)	(5,464,323)
(345,178)	(218,645)	-	-
-	-	(186,554)	(35,888	)*

(8,864,888)	(7,246,642)	(7,576,328)	(5,500,211)

(18,096,855)	(20,340,161)	-	-
-	-	(3,234,875)	-
(810,534)	(714,121)	-	-
-	-	(82,699)	-

(18,907,389)	(21,054,282)	(3,317,574)	-

(67,310,235)	(7,894,796)	-	-
-	-	110,811,238	62,767,403
3,095,519	2,014,886	-	-
-	-	6,124,863	5,679,679	*

(64,214,716)	(5,879,910)	116,936,101	68,447,082

36,767,730	33,381,067	100,055,369	85,812,556

453,966,407	420,585,340	312,475,890	226,663,334

$490,734,137	$453,966,407	$412,531,259	$312,475,890

$8,057,114	$8,825,991	$8,028,534	$7,798,109

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,247,580)	$(1,005,550)
Net realized gain (loss) on investment transactions	70,874,164	17,790,403
Net change in unrealized appreciation (depreciation) on investments	43,258,294	16,394,970

Net increase (decrease) in net assets resulting from operations	112,884,878	33,179,823

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(16,238,406)	(26,329,348)
Class II	-	-
Service Class	(409,665)	(595,062)
Service Class I	-	-

Total distributions from net realized gains	(16,648,071)	(26,924,410)

Net fund share transactions (Note 5):
Initial Class	(77,865,410)	494,613
Class II	-	-
Service Class	(257,543)	648,997
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(78,122,953)	1,143,610

Total increase (decrease) in net assets	18,113,854	7,399,023
Net assets
Beginning of year	262,798,018	255,398,995

End of year	$280,911,872	$262,798,018

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(68,065)	$(67,357)

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$(64,861)	$1,148,154	$1,460,447	$1,448,198
28,004,058	3,520,547	29,633,752	15,814,437
7,190,219	11,458,712	33,377,829	14,208,144

35,129,416	16,127,413	64,472,028	31,470,779

-	-	(1,269,216)	(1,197,285)
(1,471,311)	(12,933)	-	-
-	-	(59,171)	(41,422)
(88,293)	-	-	-

(1,559,604)	(12,933)	(1,328,387)	(1,238,707)

-	-	-	-
(3,313,973)	(2,862,451)	-	-
-	-	-	-
(220,013)	(162,411)	-	-

(3,533,986)	(3,024,862)	-	-

-	-	29,127,124	(31,578,914)
(44,595,781)	(859,205)	-	-
-	-	703,016	319,571
1,716,386	1,813,550	-	-

(42,879,395)	954,345	29,830,140	(31,259,343)

(12,843,569)	14,043,963	92,973,781	(1,027,271)

120,627,887	106,583,924	176,964,793	177,992,064

$107,784,318	$120,627,887	$269,938,574	$176,964,793

$(116,050)	$996,396	$1,402,931	$1,234,360

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$13.50	$(0.00)[d]	$5.28	$5.28	$(0.04)	$(1.39)	$(1.43)	$17.35	41.33%	$429,689	0.79%	(0.01%	)
12/31/12	11.42	0.03	2.06	2.09	(0.01)	-	(0.01)	13.50	18.31%	321,245	0.80%	0.26%
12/31/11	11.27	0.01	0.14	0.15	(0.00)[d]	-	(0.00)[d]	11.42	1.37%	323,779	0.80%	0.09%
12/31/10	9.71	0.01	1.56	1.57	(0.01)	-	(0.01)	11.27	16.17%	336,211	0.80%	0.06%
12/31/09	6.83	0.01	2.88	2.89	(0.01)	-	(0.01)	9.71	42.38%	182,984	0.83%	0.12%
Service Class
12/31/13	$13.38	$(0.04)	$5.23	$5.19	$(0.01)	$(1.39)	$(1.40)	$17.17	41.00%	$23,273	1.04%	(0.26%	)
12/31/12	11.34	0.01	2.03	2.04	-	-	-	13.38	17.99%	14,895	1.05%	0.06%
12/31/11	11.22	(0.02)	0.14	0.12	-	-	-	11.34	1.07%	9,476	1.05%	(0.15%	)
12/31/10	9.68	(0.02)	1.56	1.54	-	-	-	11.22	15.91%	7,837	1.05%	(0.20%	)
12/31/09	6.83	(0.01)	2.87	2.86	(0.01)	-	(0.01)	9.68	41.93%	5,600	1.08%	(0.13%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	35%	25%	37%	37%	80%[t]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$10.57	$0.20	$2.93	$3.13	$(0.23)	$(0.23)	$13.47	29.93%		$556,649	0.78%	1.64%
12/31/12	9.20	0.21	1.37	1.58	(0.21)	(0.21)	10.57	17.32%		478,096	0.79%	2.12%
12/31/11	9.44	0.18	(0.26)	(0.08)	(0.16)	(0.16)	9.20	(0.79%	)	511,951	0.79%	1.92%
12/31/10	8.35	0.16	1.06	1.22	(0.13)	(0.13)	9.44	14.95%		550,834	0.79%	1.87%
12/31/09	6.82	0.15	1.56	1.71	(0.18)	(0.18)	8.35	25.19%		430,300	0.81%	2.13%
Service Class
12/31/13	$10.52	$0.17	$2.91	$3.08	$(0.21)	$(0.21)	$13.39	29.55%		$54,576	1.03%	1.39%
12/31/12	9.16	0.19	1.36	1.55	(0.19)	(0.19)	10.52	17.06%		39,397	1.04%	1.88%
12/31/11	9.40	0.16	(0.26)	(0.10)	(0.14)	(0.14)	9.16	(0.97%	)	30,889	1.04%	1.69%
12/31/10	8.32	0.14	1.06	1.20	(0.12)	(0.12)	9.40	14.70%		24,921	1.04%	1.62%
12/31/09	6.82	0.13	1.54	1.67	(0.17)	(0.17)	8.32	24.74%		16,629	1.06%	1.77%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	15%	15%	22%	16%	31%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/13	$17.89	$0.34	$5.30		$5.64	$(0.33)	$(0.06)	$(0.39)	$23.14	31.84%	$92,853	0.44%	0.44%	[l]	1.65%
12/31/12	15.73	0.32	2.11		2.43	(0.27)	-	(0.27)	17.89	15.47%	79,070	0.45%	0.45%	[l]	1.84%
12/31/11	15.73	0.26	0.00	[d]	0.26	(0.26)	-	(0.26)	15.73	1.71%	74,927	0.44%	N/A		1.62%
12/31/10	13.97	0.23	1.76		1.99	(0.23)	-	(0.23)	15.73	14.51%	81,199	0.45%	N/A		1.60%
12/31/09	11.33	0.22	2.72		2.94	(0.30)	-	(0.30)	13.97	26.15%	74,938	0.46%	0.45%		1.84%
Class II
12/31/13	$17.93	$0.37	$5.31		$5.68	$(0.36)	$(0.06)	$(0.42)	$23.19	32.02%	$141,468	0.33%	0.28%		1.81%
12/31/12	15.76	0.35	2.12		2.47	(0.30)	-	(0.30)	17.93	15.69%	109,646	0.34%	0.29%		2.00%
12/31/11	15.76	0.28	(0.00)[d]		0.28	(0.28)	-	(0.28)	15.76	1.84%	106,050	0.33%	0.28%		1.78%
12/31/10	13.98	0.25	1.77		2.02	(0.24)	-	(0.24)	15.76	14.76%	115,521	0.34%	0.29%		1.76%
12/31/09	11.34	0.24	2.72		2.96	(0.32)	-	(0.32)	13.98	26.33%	137,083	0.35%	0.29%		2.03%
Class III
12/31/13	$17.91	$0.40	$5.29		$5.69	$(0.38)	$(0.06)	$(0.44)	$23.16	32.17%	$155,356	0.19%	0.14%		1.95%
12/31/12	15.74	0.37	2.12		2.49	(0.32)	-	(0.32)	17.91	15.87%	119,034	0.20%	0.15%		2.14%
12/31/11	15.75	0.31	(0.02)		0.29	(0.30)	-	(0.30)	15.74	1.96%	106,669	0.19%	0.14%		1.92%
12/31/10	13.97	0.27	1.77		2.04	(0.26)	-	(0.26)	15.75	14.93%	106,015	0.20%	0.15%		1.90%
12/31/09	11.33	0.26	2.72		2.98	(0.34)	-	(0.34)	13.97	26.57%	89,566	0.21%	0.15%		2.17%
Service Class I
12/31/13	$17.62	$0.29	$5.20		$5.49	$(0.33)	$(0.06)	$(0.39)	$22.72	31.49%	$21,443	0.69%	0.69%	[l]	1.40%
12/31/12	15.53	0.28	2.08		2.36	(0.27)	-	(0.27)	17.62	15.21%	10,229	0.70%	0.70%	[l]	1.63%
12/31/11	15.59	0.22	0.00	[d]	0.22	(0.28)	-	(0.28)	15.53	1.47%	6,231	0.69%	N/A		1.40%
12/31/10	13.88	0.20	1.73		1.93	(0.22)	-	(0.22)	15.59	14.22%	3,284	0.70%	N/A		1.39%
12/31/09	11.32	0.18	2.71		2.89	(0.33)	-	(0.33)	13.88	25.83%	1,171	0.71%	0.70%		1.53%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	4%	3%	4%	5%	6%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$11.49	$0.05	$4.29	$4.34	$-	$(0.19)	$-	$(0.19)	$15.64	38.05%		$166,655	0.90%		0.90%	[l]	0.40%
12/31/12	10.03	0.09	1.98	2.07	(0.09)	(0.52)	-	(0.61)	11.49	20.61%		136,305	0.90%		0.90%	[k]	0.76%
12/31/11[i]	10.00	0.01	0.04	0.05	(0.02)	-	(0.00)[d]	(0.02)	10.03	0.46%	[b]	110,550	1.58%	[a]	0.90%	[a]	1.94%	[a]
Service Class I
12/31/13	$11.48	$0.02	$4.27	$4.29	$-	$(0.19)	$-	$(0.19)	$15.58	37.64%		$4,960	1.15%		1.15%	[k]	0.18%
12/31/12[h]	11.54	0.07	0.47	0.54	(0.08)	(0.52)	-	(0.60)	11.48	4.68%	[b]	818	1.15%	[a]	1.15%	[a,l]	0.91%	[a]

	Year ended December 31
	2013	2012	2011
Portfolio turnover rate for all share classes	28%	34%	13%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$9.47	$0.20	$1.75	$1.95	$(0.20)	$(0.20)	$11.22	20.80%		$412,363	0.97%	2.00%
12/31/12	8.13	0.21	1.32	1.53	(0.19)	(0.19)	9.47	19.06%		355,174	0.97%	2.38%
12/31/11	9.21	0.23	(1.14)	(0.91)	(0.17)	(0.17)	8.13	(9.90%	)	303,229	0.98%	2.50%
12/31/10	8.95	0.16	0.24	0.40	(0.14)	(0.14)	9.21	4.70%		338,495	0.99%	1.85%
12/31/09	7.08	0.16	1.90	2.06	(0.19)	(0.19)	8.95	29.28%		288,815	1.01%	2.08%
Service Class
12/31/13	$9.43	$0.17	$1.74	$1.91	$(0.18)	$(0.18)	$11.16	20.42%		$8,350	1.22%	1.71%
12/31/12	8.10	0.18	1.32	1.50	(0.17)	(0.17)	9.43	18.74%		6,756	1.22%	2.13%
12/31/11	9.18	0.20	(1.12)	(0.92)	(0.16)	(0.16)	8.10	(10.13%	)	5,615	1.23%	2.23%
12/31/10	8.92	0.13	0.26	0.39	(0.13)	(0.13)	9.18	4.54%		5,857	1.24%	1.56%
12/31/09	7.07	0.15	1.89	2.04	(0.19)	(0.19)	8.92	29.01%		4,313	1.26%	1.88%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	20%	15%	9%	8%	11%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$10.94	$0.09	$3.44	$3.53	$-	$(0.01)	$(0.01)	$14.46	32.29%		$236,837	0.86%		0.85%		0.72%
12/31/12	9.95	0.09	1.23	1.32	(0.09)	(0.24)	(0.33)	10.94	13.14%		179,834	0.87%		0.85%		0.79%
12/31/11[i]	10.00	(0.00)[d]	(0.05)	(0.05)	-	-	-	9.95	(0.50%	)[b]	149,274	1.41%	[a]	0.85%	[a]	(0.05%	)[a]
Service Class I
12/31/13	$10.92	$0.06	$3.43	$3.49	$-	$(0.01)	$(0.01)	$14.40	31.98%		$1,353	1.11%		1.10%		0.45%
12/31/12[h]	11.50	0.07	(0.33)	(0.26)	(0.08)	(0.24)	(0.32)	10.92	(2.32%	)[b]	518	1.12%	[a]	1.10%	[a]	0.94%	[a]

	Year ended December 31
	2013	2012	2011
Portfolio turnover rate for all share classes	61%	66%	0%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$12.45	$0.23	$3.54	$3.77	$(0.25)	$(0.51)	$(0.76)	$15.46	30.91%		$233,724	0.79%		0.79%[l]		1.61%
12/31/12	10.88	0.24	1.53	1.77	(0.17)	(0.03)	(0.20)	12.45	16.31%		185,473	0.80%		0.80%	[l]	1.98%
12/31/11	11.08	0.18	(0.37)	(0.19)	-	(0.01)	(0.01)	10.88	(1.68%	)	172,645	0.81%		0.80%		1.65%
12/31/10[g]	10.00	0.06	1.10	1.16	(0.05)	(0.03)	(0.08)	11.08	11.59%	[b]	126,691	0.90%	[a]	0.80%	[a]	1.51%	[a]
Service Class I
12/31/13	$12.42	$0.19	$3.52	$3.71	$(0.25)	$(0.51)	$(0.76)	$15.37	30.55%		$2,650	1.04%		1.04%[l]		1.28%
12/31/12[h]	12.16	0.14	0.33	0.47	(0.18)	(0.03)	(0.21)	12.42	3.90%	[b]	381	1.05%	[a]	1.05%	[a,l]	1.78%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	22%	24%	14%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/13	$9.82	$0.12	$2.63	$2.75	$(0.13)	$(0.13)	$12.44	28.13%		$149,796	0.96%	0.90%	1.10%
12/31/12	8.02	0.12	1.77	1.89	(0.09)	(0.09)	9.82	23.69%		131,665	0.98%	0.90%	1.33%
12/31/11	8.46	0.11	(0.47)	(0.36)	(0.08)	(0.08)	8.02	(4.24%	)	92,595	1.00%	0.90%	1.28%
12/31/10	7.56	0.08	0.87	0.95	(0.05)	(0.05)	8.46	12.64%		83,762	1.01%	0.90%	1.05%
12/31/09	5.78	0.05	1.80	1.85	(0.07)	(0.07)	7.56	32.06%		65,305	1.14%	0.90%	0.76%
Class II
12/31/13	$9.96	$0.14	$2.66	$2.80	$(0.13)	$(0.13)	$12.63	28.34%		$18,681	0.86%	0.80%	1.21%
12/31/12	8.13	0.13	1.80	1.93	(0.10)	(0.10)	9.96	23.79%		16,324	0.88%	0.80%	1.45%
12/31/11	8.57	0.12	(0.48)	(0.36)	(0.08)	(0.08)	8.13	(4.15%	)	15,218	0.90%	0.80%	1.42%
12/31/10	7.64	0.09	0.88	0.97	(0.04)	(0.04)	8.57	12.83%		19,095	0.91%	0.80%	1.19%
12/31/09	5.83	0.10	1.76	1.86	(0.05)	(0.05)	7.64	31.96%		20,163	1.04%	0.80%	1.63%
Service Class I
12/31/13	$9.78	$0.09	$2.63	$2.72	$(0.12)	$(0.12)	$12.38	27.94%		$6,657	1.21%	1.15%	0.82%
12/31/12	8.00	0.09	1.77	1.86	(0.08)	(0.08)	9.78	23.35%		3,707	1.23%	1.15%	1.03%
12/31/11	8.47	0.08	(0.47)	(0.39)	(0.08)	(0.08)	8.00	(4.58%	)	2,330	1.25%	1.15%	0.98%
12/31/10	7.57	0.05	0.89	0.94	(0.04)	(0.04)	8.47	12.46%		1,424	1.26%	1.15%	0.71%
12/31/09	5.80	0.08	1.76	1.84	(0.07)	(0.07)	7.57	31.77%		559	1.39%	1.15%	1.20%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	11%	11%	16%	18%	88%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$9.24	$0.13	$2.85	$2.98	$(0.14)	$(0.14)	$12.08	32.53%		$129,107	0.57%	1.22%
12/31/12	7.83	0.13	1.39	1.52	(0.11)	(0.11)	9.24	19.49%		116,115	0.58%	1.46%
12/31/11	8.07	0.10	(0.25)	(0.15)	(0.09)	(0.09)	7.83	(1.83%	)	116,867	0.58%	1.23%
12/31/10	7.35	0.08	0.74	0.82	(0.10)	(0.10)	8.07	11.47%		143,556	0.56%	1.06%
12/31/09	5.87	0.09	1.52	1.61	(0.13)	(0.13)	7.35	27.66%		147,773	0.58%	1.51%
Service Class
12/31/13	$9.20	$0.10	$2.84	$2.94	$(0.12)	$(0.12)	$12.02	32.20%		$17,142	0.82%	0.97%
12/31/12	7.79	0.11	1.39	1.50	(0.09)	(0.09)	9.20	19.32%		12,385	0.83%	1.21%
12/31/11	8.03	0.08	(0.25)	(0.17)	(0.07)	(0.07)	7.79	(2.13%	)	10,090	0.83%	0.97%
12/31/10	7.32	0.06	0.74	0.80	(0.09)	(0.09)	8.03	11.21%		13,294	0.81%	0.82%
12/31/09	5.86	0.07	1.52	1.59	(0.13)	(0.13)	7.32	27.35%		11,212	0.83%	1.05%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	19%	26%	22%	95%	47%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$9.48	$0.22	$2.09	$2.31	$(0.19)	$(0.19)	$11.60	24.62%	$228,095	0.70%	2.07%
12/31/12	8.56	0.23	0.79	1.02	(0.10)	(0.10)	9.48	11.96%	171,207	0.72%	2.51%
12/31/11	8.37	0.20	0.25	0.45	(0.26)	(0.26)	8.56	5.60%	88,465	0.74%	2.37%
12/31/10	7.82	0.13	0.73	0.86	(0.31)	(0.31)	8.37	11.70%	72,789	0.73%	1.62%
12/31/09	6.68	0.13	1.07	1.20	(0.06)	(0.06)	7.82	18.06%	270,263	0.72%	1.79%
Service Class
12/31/13	$9.42	$0.20	$2.06	$2.26	$(0.17)	$(0.17)	$11.51	24.22%	$14,775	0.95%	1.82%
12/31/12	8.51	0.20	0.80	1.00	(0.09)	(0.09)	9.42	11.73%	11,282	0.97%	2.23%
12/31/11	8.33	0.18	0.26	0.44	(0.26)	(0.26)	8.51	5.40%	8,466	0.99%	2.18%
12/31/10	7.79	0.13	0.71	0.84	(0.30)	(0.30)	8.33	11.47%	3,953	0.98%	1.64%
12/31/09	6.68	0.11	1.06	1.17	(0.06)	(0.06)	7.79	17.59%	2,406	0.97%	1.59%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	15%	3%	12%	64%	52%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$11.62	$0.00 [d]	$3.76	$3.76	$(0.05)	$(0.70)	$(0.75)	$14.63	33.54%		$268,330	0.70%	0.00%	[e]
12/31/12	10.04	0.05	1.54	1.59	(0.01)	-	(0.01)	11.62	15.81%		205,833	0.70%	0.49%
12/31/11	10.45	0.01	(0.40)	(0.39)	(0.02)	-	(0.02)	10.04	(3.69%	)	188,235	0.71%	0.08%
12/31/10	8.80	0.03	1.63	1.66	(0.01)	-	(0.01)	10.45	18.87%		166,552	0.72%	0.36%
12/31/09	6.71	0.03	2.10	2.13	(0.04)	-	(0.04)	8.80	31.75%		41,071	0.81%	0.35%
Service Class
12/31/13	$11.53	$(0.03)	$3.73	$3.70	$(0.02)	$(0.70)	$(0.72)	$14.51	33.24%		$1,849	0.95%	(0.25%	)
12/31/12	9.99	0.03	1.51	1.54	-	-	-	11.53	15.42%		1,439	0.95%	0.25%
12/31/11	10.40	(0.02)	(0.38)	(0.40)	(0.01)	-	(0.01)	9.99	(3.82%	)	1,176	0.96%	(0.17%	)
12/31/10	8.78	0.01	1.61	1.62	-	-	-	10.40	18.45%		763	0.97%	0.11%
12/31/09	6.71	0.01	2.09	2.10	(0.03)	-	(0.03)	8.78	31.43%		636	1.06%	0.08%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all shares	89%	91%	90%	88%	151%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$12.34	$0.16	$2.02	$2.18	$(0.19)	$(0.19)	$14.33	17.78%		$203,330	0.88%	1.19%
12/31/12	10.98	0.17	1.27	1.44	(0.08)	(0.08)	12.34	13.19%		193,271	0.83%	1.43%
12/31/11	11.54	0.10	(0.56)	(0.46)	(0.10)	(0.10)	10.98	(3.94%	)	193,403	0.82%	0.89%
12/31/10	10.36	0.08	1.19	1.27	(0.09)	(0.09)	11.54	12.38%		218,666	0.83%	0.79%
12/31/09	8.01	0.07	2.38	2.45	(0.10)	(0.10)	10.36	30.71%		211,859	0.85%	0.77%
Service Class
12/31/13	$12.27	$0.13	$2.02	$2.15	$(0.17)	$(0.17)	$14.25	17.56%		$28,423	1.13%	0.95%
12/31/12	10.93	0.14	1.26	1.40	(0.06)	(0.06)	12.27	12.83%		22,660	1.08%	1.21%
12/31/11	11.49	0.07	(0.55)	(0.48)	(0.08)	(0.08)	10.93	(4.14%	)	18,508	1.07%	0.64%
12/31/10	10.33	0.06	1.17	1.23	(0.07)	(0.07)	11.49	12.04%		16,519	1.08%	0.56%
12/31/09	8.01	0.04	2.38	2.42	(0.10)	(0.10)	10.33	30.32%		10,807	1.10%	0.47%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	94%	11%	15%	17%	21%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$12.96	$(0.03)	$4.65	$4.62	$(0.04)	$(0.95)	$(0.99)	$16.59	36.69%		$371,803	0.81%	(0.21%	)
12/31/12	12.08	0.01	1.63	1.64	-	(0.76)	(0.76)	12.96	13.78%		330,731	0.82%	0.04%
12/31/11	12.23	(0.04)	(0.11)	(0.15)	-	-	-	12.08	(1.23%	)	305,757	0.82%	(0.33%	)
12/31/10	9.55	(0.02)	2.70	2.68	-	-	-	12.23	28.06%		330,711	0.82%	(0.20%	)
12/31/09	6.57	(0.02)	3.00	2.98	-	-	-	9.55	45.36%		274,954	0.84%	(0.25%	)
Service Class
12/31/13	$12.81	$(0.07)	$4.61	$4.54	$(0.02)	$(0.95)	$(0.97)	$16.38	36.40%		$43,873	1.06%	(0.45%	)
12/31/12	11.98	(0.02)	1.61	1.59	-	(0.76)	(0.76)	12.81	13.47%		29,154	1.07%	(0.19%	)
12/31/11	12.17	(0.07)	(0.12)	(0.19)	-	-	-	11.98	(1.56%	)	22,796	1.07%	(0.57%	)
12/31/10	9.52	(0.04)	2.69	2.65	-	-	-	12.17	27.84%		17,236	1.07%	(0.42%	)
12/31/09	6.57	(0.04)	2.99	2.95	-	-	-	9.52	44.90%		9,743	1.09%	(0.50%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	26%	31%	33%	29%	52%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$11.11	$0.20	$3.09	$3.29	$(0.24)	$(0.51)	$(0.75)	$13.65	30.43%		$467,386	0.88%	1.57%
12/31/12	10.17	0.23	1.42	1.65	(0.18)	(0.53)	(0.71)	11.11	16.70%		437,725	0.89%	2.12%
12/31/11	10.46	0.17	(0.25)	(0.08)	(0.21)	-	(0.21)	10.17	(0.64%	)	407,615	0.90%	1.62%
12/31/10	8.85	0.22	1.53	1.75	(0.14)	-	(0.14)	10.46	20.09%		419,863	0.89%	2.36%
12/31/09	6.93	0.15	1.93	2.08	(0.16)	-	(0.16)	8.85	30.31%		375,386	0.91%	1.99%
Service Class
12/31/13	$11.04	$0.17	$3.07	$3.24	$(0.22)	$(0.51)	$(0.73)	$13.55	30.11%		$23,348	1.13%	1.33%
12/31/12	10.12	0.20	1.41	1.61	(0.16)	(0.53)	(0.69)	11.04	16.37%		16,241	1.14%	1.89%
12/31/11	10.41	0.14	(0.23)	(0.09)	(0.20)	-	(0.20)	10.12	(0.81%	)	12,970	1.15%	1.38%
12/31/10	8.83	0.20	1.51	1.71	(0.13)	-	(0.13)	10.41	19.62%		9,686	1.14%	2.14%
12/31/09	6.92	0.13	1.94	2.07	(0.16)	-	(0.16)	8.83	30.20%		6,160	1.16%	1.76%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	71%	81%	106%	125%	159%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML PIMCO Total Return Fund

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]
Class II
12/31/13	$10.82	$0.13	$(0.31)	$(0.18)	$(0.21)	$(0.09)	$(0.30)	$10.34	(1.63%	)
12/31/12	10.13	0.20	0.70	0.90	(0.21)	-	(0.21)	10.82	8.93%
12/31/11	9.90	0.22	0.02	0.24	(0.01)	-	(0.01)	10.13	2.45%
12/31/10[g]	10.00	0.06	(0.05)	0.01	(0.04)	(0.07)	(0.11)	9.90	0.17%	[b]
Service Class I
12/31/13	$10.79	$0.10	$(0.30)	$(0.20)	$(0.21)	$(0.09)	$(0.30)	$10.29	(1.85%	)
12/31/12[h]	10.49	0.10	0.41	0.51	(0.21)	-	(0.21)	10.79	4.94%	[b]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	550%[u]	583%[u]	417%	221%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
u	Excludes Treasury roll transactions. Including these transactions, the portfolio turnover would have been 574% and 618%, respectively, for the years ended December 31, 2013 and December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[o]	Ratio of expenses to average daily net assets after expense waivers[j,o]	Ratio of interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets before expense waivers[n]	Ratio of expenses to average daily net assets after expense waivers[j,n]	Net investment income (loss) to average daily net assets[n]

$401,127	0.69%	0.65%	0.00%[e]	0.69%	0.65%	1.23%
306,746	0.72%	0.65%	0.00%[e]	0.72%	0.65%	1.84%
226,663	0.70%	0.65%	N/A	0.70%	0.65%	2.21%
132,798	0.91%[a]	0.65%[a]	0.00%[a,e]	0.91%[a]	0.65%[a]	1.40%[a]

$11,404	0.94%	0.90%	0.00%[e]	0.94%	0.90%	1.00%
5,730	0.97%[a]	0.90%[a]	0.00%[a,e]	0.97%[a]	0.90%[a]	1.45%[a]

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$16.30	$(0.08)	$7.79	$7.71	$(1.20)	$(1.20)	$22.81	48.54%	$273,041	1.10%	1.08%	(0.43%)
12/31/12	16.05	(0.06)	2.17	2.11	(1.86)	(1.86)	16.30	13.41%	256,961	1.13%	1.12%	(0.38%)
12/31/11	17.70	(0.12)	(0.82)	(0.94)	(0.71)	(0.71)	16.05	(5.23%)	250,279	1.13%	N/A	(0.68%)
12/31/10	14.48	(0.10)	3.32	3.22	-	-	17.70	22.24%	258,833	1.14%	N/A	(0.64%)
12/31/09	10.46	(0.08)	4.10	4.02	-	-	14.48	38.43%	250,006	1.15%	N/A	(0.66%)
Service Class
12/31/13	$16.09	$(0.13)	$7.68	$7.55	$(1.20)	$(1.20)	$22.44	48.17%	$7,871	1.35%	1.34%	(0.69%)
12/31/12	15.91	(0.10)	2.14	2.04	(1.86)	(1.86)	16.09	13.07%	5,837	1.38%	1.37%	(0.63%)
12/31/11	17.59	(0.16)	(0.81)	(0.97)	(0.71)	(0.71)	15.91	(5.43%)	5,120	1.38%	N/A	(0.92%)
12/31/10	14.42	(0.14)	3.31	3.17	-	-	17.59	21.90%	4,440	1.39%	N/A	(0.87%)
12/31/09	10.45	(0.11)	4.08	3.97	-	-	14.42	38.09%	2,616	1.40%	N/A	(0.91%)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	86%	90%	91%	95%	90%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/13	$18.86	$(0.01)	$5.87	$5.86	$(0.26)	$(0.58)	$(0.84)	$23.88	31.71%		$97,840	1.16%		1.15%		(0.04%	)
12/31/12	16.83	0.19	2.34	2.53	(0.00)[d]	(0.50)	(0.50)	18.86	15.20%		114,274	1.17%		1.15%		1.05%
12/31/11	17.30	(0.01)	(0.23)	(0.24)	-	(0.23)	(0.23)	16.83	(1.26%	)	102,633	1.17%		1.15%		(0.06%	)
12/31/10	15.70	0.06	3.19	3.25	(0.14)	(1.51)	(1.65)	17.30	20.83%		105,829	1.18%		1.15%		0.34%
12/31/09[g]	10.00	0.05	6.07	6.12	(0.04)	(0.38)	(0.42)	15.70	61.26%	[b]	96,203	1.26%	[a]	1.15%	[a]	0.41%	[a]
Service Class I
12/31/13	$18.70	$(0.05)	$5.79	$5.74	$(0.23)	$(0.58)	$(0.81)	$23.63	31.34%		$9,944	1.41%		1.40%		(0.23%	)
12/31/12	16.73	0.15	2.32	2.47	-	(0.50)	(0.50)	18.70	14.99%		6,354	1.42%		1.40%		0.86%
12/31/11	17.24	(0.05)	(0.23)	(0.28)	-	(0.23)	(0.23)	16.73	(1.56%	)	3,951	1.42%		1.40%		(0.28%	)
12/31/10	15.67	0.03	3.18	3.21	(0.13)	(1.51)	(1.64)	17.24	20.59%		2,581	1.43%		1.40%		0.20%
12/31/09[g]	10.00	0.03	6.04	6.07	(0.02)	(0.38)	(0.40)	15.67	60.83%	[b]	677	1.51%	[a]	1.40%	[a]	0.25%	[a]

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	12%	14%	13%	29%	44%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 27, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$10.06	$0.09	$3.74	$3.83	$(0.09)	$(0.09)	$13.80	38.18%		$257,210	0.80%	0.74%
12/31/12	8.51	0.08	1.54	1.62	(0.07)	(0.07)	10.06	19.06%		168,248	0.81%	0.82%
12/31/11	9.26	0.05	(0.75)	(0.70)	(0.05)	(0.05)	8.51	(7.50%	)	170,925	0.81%	0.53%
12/31/10	7.35	0.05	1.91	1.96	(0.05)	(0.05)	9.26	26.84%		191,141	0.81%	0.62%
12/31/09	5.21	0.04	2.18	2.22	(0.08)	(0.08)	7.35	42.73%		178,318	0.82%	0.69%
Service Class
12/31/13	$10.01	$0.06	$3.72	$3.78	$(0.07)	$(0.07)	$13.72	37.82%		$12,729	1.05%	0.47%
12/31/12	8.47	0.06	1.53	1.59	(0.05)	(0.05)	10.01	18.78%		8,717	1.06%	0.60%
12/31/11	9.22	0.03	(0.74)	(0.71)	(0.04)	(0.04)	8.47	(7.70%	)	7,067	1.06%	0.30%
12/31/10	7.33	0.03	1.90	1.93	(0.04)	(0.04)	9.22	26.44%		6,388	1.06%	0.40%
12/31/09	5.21	0.02	2.18	2.20	(0.08)	(0.08)	7.33	42.32%		3,806	1.07%	0.40%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	67%	49%	72%	52%	65%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 18 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (formerly known as MML Large Cap Value Fund) (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML PIMCO Total Return Fund (“PIMCO Total Return Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of

Notes to Financial Statements (Continued)

over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Focused Equity Fund, Fundamental Growth Fund, Large Cap Growth Fund, Small Company Value Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2013.

Notes to Financial Statements (Continued)

The PIMCO Total Return Fund characterized all forward sale commitments at Level 2, as of December 31, 2013. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2013, for the remaining Funds’ investments and the PIMCO Total Return Fund’s other investments:

	Level 1	Level 2		Level 3	Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$443,989,858	$7,566,269	*	$-	$451,556,127
Mutual Funds	1,001	-		-	1,001
Short-Term Investments	-	4,000,926		-	4,000,926

Total Investments	$443,990,859	$11,567,195		$-	$455,558,054

Equity Income Fund
Asset Investments
Common Stock	$564,210,409	$8,835,078	*	$-	$573,045,487
Preferred Stock	302,616	-		-	302,616
Mutual Funds	13,649,033	-		-	13,649,033
Short-Term Investments	-	29,853,579		-	29,853,579

Total Investments	$578,162,058	$38,688,657		$-	$616,850,715

Equity Index Fund
Asset Investments
Common Stock	$401,506,838	$-		$-	$401,506,838
Short-Term Investments	-	10,171,459		-	10,171,459

Total Investments	$401,506,838	$10,171,459		$-	$411,678,297

Asset Derivatives
Futures Contracts	$338,067	$-		$-	$338,067

Foreign Fund
Asset Investments
Common Stock	$55,427,173	$350,170,639	*	$-	$405,597,812
Preferred Stock	1,975,999	-		-	1,975,999
Rights	104,076	-		-	104,076
Mutual Funds	16,750,148	-		-	16,750,148
Short-Term Investments	-	11,758,431		-	11,758,431

Total Investments	$74,257,396	$361,929,070		$-	$436,186,466

Fundamental Value Fund
Asset Investments
Common Stock	$225,806,285	$3,295,967	*	$-	$229,102,252
Short-Term Investments	-	7,658,936		-	7,658,936

Total Investments	$225,806,285	$10,954,903		$-	$236,761,188

Global Fund
Asset Investments
Common Stock	$94,772,155	$77,982,995	*	$-	$172,755,150
Mutual Funds	1,785,883	-		-	1,785,883
Short-Term Investments	-	2,510,203		-	2,510,203

Total Investments	$96,558,038	$80,493,198		$-	$177,051,236

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Growth & Income Fund
Asset Investments
Common Stock	$137,804,323	$8,076,896	*	$-		$145,881,219
Short-Term Investments	-	1,050,070		-		1,050,070

Total Investments	$137,804,323	$9,126,966		$-		$146,931,289

Income & Growth Fund
Asset Investments
Common Stock	$231,750,263	$7,275,633	*	$-		$239,025,896
Short-Term Investments	-	3,740,201		-		3,740,201

Total Investments	$231,750,263	$11,015,834		$-		$242,766,097

Managed Volatility Fund
Asset Investments
Common Stock	$229,874,784	$-		$-		$229,874,784
Corporate Debt	-	-		0	+	-
Purchased Options	348,415	-		-		348,415
Short-Term Investments	-	4,316,899		-		4,316,899

Total Investments	$230,223,199	$4,316,899		$-		$234,540,098

Liability Derivatives
Written Options	$(6,743,970)	$-		$-		$(6,743,970)

Mid Cap Growth Fund
Asset Investments
Common Stock	$397,433,370	$-		$81,541		$397,514,911
Preferred Stock	-	-		1,473,891		1,473,891
Mutual Funds	16,728,452	-		-		16,728,452
Short-Term Investments	-	13,333,686		-		13,333,686

Total Investments	$414,161,822	$13,333,686		$1,555,432		$429,050,940

Mid Cap Value Fund
Asset Investments
Common Stock	$462,919,388	$4,266,202	*	$-		$467,185,590
Mutual Funds	15,570,247	-		-		15,570,247
Short-Term Investments	-	11,046,816		-		11,046,816

Total Investments	$478,489,635	$15,313,018		$-		$493,802,653

Asset Derivatives
Forward Contracts	$-	$1,508		$-		$1,508

Liability Derivatives
Forward Contracts	$-	$(126,665)		$-		$(126,665)

PIMCO Total Return Fund
Asset Investments
Preferred Stock	$1,176,560	$-		$-		$1,176,560
Corporate Debt	-	70,983,219		299,520		71,282,739
Municipal Obligations	-	9,349,729		-		9,349,729
Non-U.S. Government Agency Obligations	-	27,400,814		-		27,400,814
Sovereign Debt Obligations	-	25,498,853		-		25,498,853

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
PIMCO Total Return Fund (Continued)
Asset Investments (Continued)
U.S. Government Agency Obligations and Instrumentalities	$-	$217,082,534	$-	$217,082,534
U.S. Treasury Obligations	-	148,786,075	-	148,786,075
Short-Term Investments	-	51,433,131	-	51,433,131

Total Investments	$1,176,560	$550,534,355	$299,520	$552,010,435

Asset Derivatives
Forward Contracts	$-	$262,671	$-	$262,671
Futures Contracts	217,143	-	-	217,143
Swap Agreements	-	5,153,444	-	5,153,444

Total	$217,143	$5,416,115	$-	$5,633,258

Liability Derivatives
Forward Contracts	$-	$(1,153,249)	$-	$(1,153,249)
Futures Contracts	(670,582)	-	-	(670,582)
Swap Agreements	-	(448,738)	-	(448,738)
Written Options	(17,000)	(222,001)	-	(239,001)

Total	$(687,582)	$(1,823,988)	$-	$(2,511,570)

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$278,029,844	$732,505 *	$265,899	$279,028,248
Preferred Stock	-	-	694,301	694,301
Mutual Funds	21,813,544	-	-	21,813,544
Short-Term Investments	-	5,430,900	-	5,430,900

Total Investments	$299,843,388	$6,163,405	$960,200	$306,966,993

+	Represents security at $0 value as of December 31, 2013.
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2013.

Statements of Assets and Liabilities location:	PIMCO Total Return Fund
Receivables from:
Investments sold on a when-issued basis	X
Collateral held for open swap agreements	X
Collateral held for open futures contracts	X
Payables for:
Investments purchased on a when-issued basis	X

Statements of Assets and Liabilities location:	Foreign Fund	Global Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Small Company Value Fund
Payables for:
Securities on loan	X	X	X	X	X

Notes to Financial Statements (Continued)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/12		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/13		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 12/31/13
Managed Volatility Fund
Common Stock	$-	**	$-	$(2,533,387)	$2,533,387	$-		$- ***	$-	$-		$-		$-
Corporate Debt†	50,036		-	-	300,388	-	†††	(350,424)	-	-		-	††	-

	$50,036		$-	$(2,533,387)	$2,833,775	$-		$(350,424)	$-	$-		$-		$-

Mid Cap Growth Fund
Common Stock	$81,541		$-	$-	$-	$-		$-	$-	$-		$81,541		$-
Preferred Stock	1,016,005		-	-	457,886	-		-	-	-		1,473,891		457,886

	$1,097,546		$-	$-	$457,886	$-		$-	$-	$-		$1,555,432		$457,886

PIMCO Total Return Fund
Corporate Debt†	$6,444,760		$-	$21,629	$2,013	$-		$(1,964,992)	$-	$(4,203,890	)****	$299,520		$3,262

Small Cap Growth Equity Fund
Common Stock	$111,557		$-	$1,230	$2	$159,219		$(6,109)	$-	$-		$265,899		$2
Preferred Stock	-		-	-	46,515	647,786		-	-	-		694,301		46,515

	$111,557		$-	$1,230	$46,517	$807,005		$(6,109)	$-	$-		$960,200		$46,517

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents security at $0 value as of December 31, 2012.
***	Represents security at $0 value at the time of sale.
****	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value as of December 31, 2013.
†††	Represents security at $0 value at the time of purchase.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2013, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Index Fund	Foreign Fund	Global Fund	Managed Volatility Fund	Mid Cap Value Fund	PIMCO Total Return Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management					A	A
Directional Exposures to Currencies						A

Futures Contracts**
Hedging/Risk Management						A
Duration/Credit Quality Management						A
Substitution for Direct Investment	A					A

Interest Rate Swaps***
Hedging/Risk Management						A
Duration Management						A
Substitution for Direct Investment						A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management						A
Duration/Credit Quality Management						A
Substitution for Direct Investment						A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management						A
Duration/Credit Quality Management						A
Income						A
Substitution for Direct Investment						A

Options (Purchased)
Hedging/Risk Management				A

Options (Written)
Hedging/Risk Management				A		A
Duration/Credit Quality Management						A
Income				A		A

Rights and Warrants
Result of a Corporate Action		A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2013, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Index Fund
Asset Derivatives
Futures Contracts^^	$-	$338,067	$-	$-	$338,067

Realized Gain (Loss)#
Futures Contracts	$-	$2,061,784	$-	$-	$2,061,784

Change in Apprecation (Depreciation)##
Futures Contracts	$-	$334,532	$-	$-	$334,532

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	90	-	-	90

Foreign Fund
Asset Derivatives
Rights*	$-	$104,076	$-	$-	$104,076

Realized Gain (Loss)#
Rights	$-	$1,901	$-	$-	$1,901

Change in Apprecation (Depreciation)##
Rights	$-	$6,751	$-	$-	$6,751

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	271,544	-	-	271,544

Global Fund
Realized Gain (Loss)#
Rights	$-	$52,839	$-	$-	$52,839

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	25,773	-	-	25,773

Managed Volatility Fund
Asset Derivatives
Purchased Options*	$-	$348,415	$-	$-	$348,415

Liability Derivatives
Written Options^	$-	$(6,743,970)	$-	$-	$(6,743,970)

Realized Gain (Loss)#
Purchased Options	$-	$(4,232,644)	$-	$-	$(4,232,644)
Written Options	-	(16,259,108)	-	-	(16,259,108)

Total Realized Gain (Loss)	$-	$(20,491,752)	$-	$-	$(20,491,752)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Managed Volatility Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$(697,205)	$-	$-	$(697,205)
Written Options	-	(3,305,270)	-	-	(3,305,270)

Total Change in Appreciation (Depreciation)	$-	$(4,002,475)	$-	$-	$(4,002,475)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	1,312	-	-	1,312
Written Options	-	1,312	-	-	1,312

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$-	$1,508	$-	$1,508

Liability Derivatives
Forward Contracts^	$-	$-	$(126,665)	$-	$(126,665)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$646,869	$-	$646,869

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(139,837)	$-	$(139,837)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$19,259,384	$-	$19,259,384

PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$-	$262,671	$-	$262,671
Futures Contracts^^	-	-	-	217,143	217,143
Swap Agreements*	98,569	-	-	11,354	109,923
Swap Agreements^^,^^^	251,365	-	-	4,792,156	5,043,521

Total Value	$349,934	$-	$262,671	$5,020,653	$5,633,258

Liability Derivatives
Forward Contracts^	$-	$-	$(1,153,249)	$-	$(1,153,249)
Futures Contracts^^	-	-	-	(670,582)	(670,582)
Swap Agreements^	(54,108)	-	-	(69,616)	(123,724)
Swap Agreements^^,^^^	-	-	-	(325,014)	(325,014)
Written Options^	(834)	-	-	(221,167)	(222,001)
Written Options^,^^^	-	-	-	(17,000)	(17,000)

Total Value	$(54,942)	$-	$(1,153,249)	$(1,303,379)	$(2,511,570)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$232,079	$-	$232,079
Futures Contracts	-	-	-	211,988	211,988
Swap Agreements	158,119	-	-	430,257	588,376
Written Options	-	-	-	230,754	230,754

Total Realized Gain (Loss)	$158,119	$-	$232,079	$872,999	$1,263,197

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(330,057)	$-	$(330,057)
Futures Contracts	-	-	-	(497,338)	(497,338)
Swap Agreements	(24,980)	-	-	1,908,127	1,883,147
Written Options	396	-	-	4,822	5,218

Total Change in Appreciation (Depreciation)	$(24,584)	$-	$(330,057)	$1,415,611	$1,060,970

Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$71,483,015	$-	$71,483,015
Futures Contracts	-	-	-	878	878
Swap Agreements	$18,808,333	$-	$-	$106,025,000	$124,833,333
Written Options	$1,200,000	$-	$-	$49,858,360	$51,058,360

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps or exchange-traded written options, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, and rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2013.

The following table presents the Fund(s) derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2013.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
PIMCO Total Return Fund
Barclays Bank PLC	$75,933	$(75,933)	$-	$-
Credit Suisse International	206,118	(165,248)	-	40,870
Goldman Sachs International	19,010	-	-	19,010
JP Morgan Chase Bank	19,038	(19,038)	-	-
UBS AG	52,495	(22,209)	-	30,286

	$372,594	$(282,428)	$-	$90,166

Notes to Financial Statements (Continued)

The following table presents the Fund(s) derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2013.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
PIMCO Total Return Fund
Barclays Bank PLC	$(119,415)	$75,933	$-	$(43,482)
Credit Suisse International	(165,248)	165,248	-	-
Goldman Sachs Bank USA	(39,735)	-	-	(39,735)
Goldman Sachs Capital	(191,591)	-	-	(191,591)
JP Morgan Chase Bank	(686,225)	19,038	635,221	(31,966)
Royal Bank of Scotland PLC	(274,551)	-	269,119	(5,432)
UBS AG	(22,209)	22,209	-	-

	$(1,498,974)	$282,428	$904,340	$(312,206)

*	Represents the net amount receivable from the counterparty in the even of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2013, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other

Notes to Financial Statements (Continued)

market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2013. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Mid Cap Value Fund
Contract to Buy
CHF	568,894	Credit Suisse International	01/31/14	$636,362	$1,508

Contracts to Deliver
CHF	568,894	Credit Suisse International	01/31/14	$634,696	$(3,174)

CAD	13,978,162	JP Morgan Chase Bank	01/31/14	13,051,717	(98,209)

EUR	2,600,938	UBS AG	01/31/14	3,552,780	(25,282)

				$17,239,193	$(126,665)

PIMCO Total Return Fund
Contracts to Buy
BRL	29,267	Credit Suisse International	01/03/14	$12,452	$(47)
EUR	15,161,000	Credit Suisse International	01/02/14	20,719,023	137,955

				20,731,475	137,908

EUR	1,689,000	UBS AG	01/02/14	2,292,133	31,423

				$23,023,608	$169,331

Contracts to Deliver
GBP	1,931,000	Barclays Bank PLC	03/12/14	$3,159,489	$(36,618)

BRL	29,267	Credit Suisse International	01/03/14	12,493	88
CAD	2,733,000	Credit Suisse International	03/20/14	2,561,413	(6,584)
EUR	15,161,000	Credit Suisse International	02/04/14	20,719,220	(137,451)
EUR	100,000	Credit Suisse International	06/02/14	126,800	(10,777)
JPY	20,980,880	Credit Suisse International	01/06/14	200,000	770
JPY	215,800,000	Credit Suisse International	02/18/14	2,116,910	67,305

				25,736,836	(86,649)

EUR	996,000	Goldman Sachs Capital	02/28/14	1,333,313	(36,854)
EUR	3,881,000	Goldman Sachs Capital	03/14/14	5,184,236	(154,737)

				6,517,549	(191,591)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund (Continued)
Contracts to Deliver (Continued)
EUR	16,337,000	JP Morgan Chase Bank	01/02/14	$21,983,345	$(491,455)
MXN	297,373	JP Morgan Chase Bank	01/23/14	23,085	346
JPY	93,000,000	JP Morgan Chase Bank	02/18/14	900,617	17,330

				22,907,047	(473,779)

EUR	5,600,000	Royal Bank of Scotland PLC	02/28/14	7,429,464	(274,290)

EUR	513,000	UBS AG	01/02/14	701,298	(4,436)
EUR	265,000	UBS AG	02/04/14	364,791	236
JPY	34,100,000	UBS AG	02/18/14	331,090	7,218

				1,397,179	3,018

				$67,147,564	$(1,059,909)

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open futures contracts at December 31, 2013:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Equity Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	03/21/14	116	$10,678,380	$338,067

PIMCO Total Return Fund
Futures Contracts — Long
3 Month EURIBOR	12/15/14	11	$3,769,176	$(2,268)
3 Month EURIBOR	03/16/15	11	3,766,149	(3,386)
3 Month EURIBOR	06/15/15	11	3,762,366	(4,572)
3 Month EURIBOR	09/14/15	11	3,758,015	(5,724)
90 Day Eurodollar	12/15/14	96	23,896,800	(4,503)
90 Day Eurodollar	03/16/15	9	2,238,075	547
90 Day Eurodollar	06/15/15	98	24,334,625	(20,134)
90 Day Eurodollar	09/14/15	506	125,399,450	47,064
90 Day Eurodollar	12/14/15	576	142,380,000	(219,197)
90 Day Eurodollar	03/14/16	163	40,167,275	(80,822)
90 Day Eurodollar	06/13/16	44	10,808,050	(27,528)
90 Day Eurodollar	09/19/16	80	19,589,000	51,416
90 Day Eurodollar	12/19/16	54	13,182,075	47,127
90 Day Eurodollar	03/13/17	29	7,058,600	30,210
90 Day Eurodollar	06/19/17	46	11,164,775	40,779
U.S. Treasury Note 10 Year	03/20/14	78	9,597,656	(180,160)
U.S. Treasury Note 5 Year	03/31/14	84	10,022,250	(122,288)

				$(453,439)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional

Notes to Financial Statements (Continued)

value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options and Rights” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

Notes to Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2013. A Fund’s current exposure to a counterparty is the fair value of the agreement.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps — Sell Protection***
OTC Swaps
Barclays Bank PLC	USD	1,600,000	6/20/15	5.000%	CDX.EM.13† (PIMCO Rating: BA+)**	$(86,512)	$133,850	$47,338
Barclays Bank PLC	USD	400,000	12/20/15	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	1,846	(2,308)	(462)
Barclays Bank PLC	USD	1,500,000	3/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	664	(6,149)	(5,485)
Barclays Bank PLC	USD	400,000	3/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	6,702	(1,930)	4,772
Barclays Bank PLC	USD	900,000	6/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	(4,487)	(1,303)	(5,790)
Barclays Bank PLC	USD	800,000	12/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	10,567	(20,149)	(9,582)
Barclays Bank PLC	USD	500,000	9/20/17	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	5,101	(18,206)	(13,105)
Barclays Bank PLC	USD	1,500,000	3/20/18	1.000%	United Mexican States (PIMCO Rating: BAA+)**	8,092	4,377	12,469

						(58,027)	88,182	30,155

Credit Suisse International	USD	800,000	6/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	(3,983)	(1,164)	(5,147)
Credit Suisse International	USD	200,000	9/20/17	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	1,948	(7,190)	(5,242)

						(2,035)	(8,354)	(10,389)

Goldman Sachs International	USD	1,300,000	12/20/14	1.000%	MetLife, Inc. (PIMCO Rating: A-)**	42,969	(32,175)	10,794
Goldman Sachs International	USD	200,000	6/20/15	1.000%	United Kingdom Gilt (PIMCO Rating: AAA)**	740	2,014	2,754
Goldman Sachs International	USD	100,000	3/20/16	1.000%	General Electric Capital Corp. (PIMCO Rating: AA+)**	3,062	(1,685)	1,377
Goldman Sachs International	USD	300,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	5,499	(1,414)	4,085

						52,270	(33,260)	19,010

JP Morgan Chase Bank	USD	200,000	6/20/16	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	2,425	(3,707)	(1,282)
JP Morgan Chase Bank	USD	100,000	9/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	(313)	(609)	(922)
JP Morgan Chase Bank	USD	100,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	786	576	1,362

						2,898	(3,740)	(842)

UBS AG	USD	100,000	9/20/16	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	937	(1,578)	(641)
UBS AG	USD	1,000,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	18,006	(4,388)	13,618
UBS AG	USD	300,000	6/20/17	1.000%	Republic of Indonesia (PIMCO Rating: BAA-)**	2,797	(9,247)	(6,450)

						21,740	(15,213)	6,527

Notes to Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund* (Continued)
Credit Default Swaps — Sell Protection*** (Continued)
Centrally Cleared Swaps
	EUR	10,000,000	12/20/18	1.000%	ITRAXX Europe Series 20† (PIMCO Rating: A-)**	$188,764	$7,108	$195,872
	USD	3,100,000	12/20/18	1.000%	CDX.NA.IG.21† (PIMCO Rating: BAA+)**	24,517	30,976	55,493

						213,281	38,084	251,365

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
Barclays Bank PLC	MXN	9,000,000	9/13/17	MXN TIIE Mexican Banxico	Fixed 5.500%	$18,056	$(6,702)	$11,354
Barclays Bank PLC	MXN	14,000,000	9/02/22	MXN TIIE Mexican Banxico	Fixed 6.000%	(38,363)	(7,326)	(45,689)

						(20,307)	(14,028)	(34,335)

Goldman Sachs Bank USA	BRL	200,000	1/02/17	CETIP Interbank	Fixed 9.095%	(5,074)	—	(5,074)

JP Morgan Chase Bank	MXN	2,000,000	6/05/23	MXN TIE Mexican Banxixo	Fixed 6.000%	(3,236)	(4,935)	(8,171)

UBS AG	BRL	400,000	1/02/17	CETIP Interbank	Fixed 8.900%	(10,003)	(679)	(10,682)

Centrally Cleared Swaps
	USD	18,000,000	3/18/16	3-Month USD-LIBOR-BBA	Fixed 1.500%	(27,560)	146,774	119,214
	USD	79,700,000	12/16/16	3-Month USD-LIBOR-BBA	Fixed 1.500%	(144,828)	61,220	(83,608)
	USD	74,500,000	9/21/17	3-Month USD-LIBOR-BBA	Fixed 3.000%	(215,507)	579,160	363,653
	USD	17,400,000	10/15/17	Federal Funds Effective Rate US	Fixed 1.000%	(222,184)	(19,222)	(241,406)
	USD	14,000,000	6/19/43	3-Month USD-LIBOR-BBA	Fixed 2.750%	2,072,285	986,856	3,059,141
	USD	15,500,000	12/18/43	3-Month USD-LIBOR-BBA	Fixed 3.500%	660,123	590,025	1,250,148

						2,122,329	2,344,813	4,467,142

BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
*	Collateral for swap agreements held by Barclays Bank PLC, Citigroup Global Markets, Inc., Credit Suisse International, Morgan Stanley & Co., and UBS AG amounted to $717,000, $313,000, $707,000, $736,000 and $103,000 in cash, respectively, at December 31, 2013; and collateral for swap agreements held by JPMorgan Chase Bank and Royal Bank of Scotland PLC amounted to $635,221 and $269,119 in securities, respectively, at December 31, 2013.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities in the underlying index for credit default swaps. The source of the ratings for the underlying securities are Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report date and do not reflect subsequent changes.

Notes to Financial Statements (Continued)

***	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options and Rights

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find

Notes to Financial Statements (Continued)

it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund(s) listed in the following table had open written option contracts at December 31, 2013. A Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
Managed Volatility Fund
	136	1/03/14	S&P 500 Index Call, Strike 1,780.00	$258,060	$871,760
	136	1/10/14	S&P 500 Index Call, Strike 1,810.00	232,810	532,440
	138	1/18/14	S&P 500 Index Call, Strike 1,775.00	413,653	1,080,540
	119	1/18/14	S&P 500 Index Call, Strike 1,790.00	326,953	744,940
	146	1/18/14	S&P 500 Index Call, Strike 1,800.00	364,635	807,380
	137	1/18/14	S&P 500 Index Call, Strike 1,810.00	328,458	590,470
	157	2/22/14	S&P 500 Index Call, Strike 1,800.00	674,708	926,300
	118	2/22/14	S&P 500 Index Call, Strike 1,810.00	365,505	645,460
	153	2/22/14	S&P 500 Index Call, Strike 1,840.00	473,918	544,680

				$3,438,700	$6,743,970

Notes to Financial Statements (Continued)

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
	34	3/14/14	Eurodollar Futures Put, Strike 97.38	$11,943	$17,000
Barclays Bank PLC	1,400,000	3/12/14	Interest Rate Swaption EUR 1 Year Call, Strike 0.40	2,706	769
Barclays Bank PLC	1,400,000	3/12/14	Interest Rate Swaption EUR 1 Year Put, Strike 0.40	3,067	1,915
Goldman Sachs Bank USA	14,500,000	1/27/14	Interest Rate Swaption USD 5 Year Call, Strike 1.40	24,340	253
Goldman Sachs Bank USA	14,500,000	1/27/14	Interest Rate Swaption USD 5 Year Put, Strike 2.00	95,740	18,693
Goldman Sachs Bank USA	1,400,000	3/12/14	Interest Rate Swaption EUR 1 Year Call, Strike 0.40	2,887	769
Goldman Sachs Bank USA	1,400,000	3/12/14	Interest Rate Swaption EUR 1 Year Put, Strike 0.40	2,887	1,915
Goldman Sachs Bank USA	7,100,000	3/31/14	Interest Rate Swaption USD 1 Year Put, Strike 2.00	7,748	13,031
JP Morgan Chase Bank N.A.	20,100,000	3/03/14	Interest Rate Swaption USD 5 Year Call, Strike 1.40	14,070	3,192
JP Morgan Chase Bank N.A.	20,100,000	3/03/14	Interest Rate Swaption USD 5 Year Put, Strike 1.80	108,540	180,369
JP Morgan Chase Bank N.A.	600,000	3/19/14	CDX.NA.IG.21 5 Year Index USD Call, Strike 0.60	240	567
JP Morgan Chase Bank N.A.	600,000	3/19/14	CDX.NA.IG.21 5 Year Index USD Put, Strike 0.90	990	267
Royal Bank of Scotland PLC	400,000	1/27/14	Interest Rate Swaption USD 10 Year Call, Strike 2.50	2,400	1
Royal Bank of Scotland PLC	400,000	1/27/14	Interest Rate Swaption USD 10 Year Put, Strike 3.50	3,180	104
Royal Bank of Scotland PLC	1,800,000	3/03/14	Interest Rate Swaption USD 10 Year Call, Strike 2.50	6,570	156

				$287,308	$239,001

EUR	Euro
USD	United States Dollar

Transactions in written option contracts during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Managed Volatility Fund
Options outstanding at December 31, 2012	-	$-
Options written	10,301	33,583,653
Options terminated in closing purchase transactions	(9,061)	(30,144,953)

Options outstanding at December 31, 2013	1,240	$3,438,700

PIMCO Total Return Fund
Options outstanding at December 31, 2012	5,000,000	$44,133
Options written	169,500,116	591,274
Options terminated in closing purchase transactions	(3,400,000)	(18,400)
Options expired	(71,600,042)	(264,675)
Options exercised	(13,800,040)	(65,024)

Options outstanding at December 31, 2013	85,700,034	$287,308

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a

Notes to Financial Statements (Continued)

guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2013, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements and Treasury Rolls

Each Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to

Notes to Financial Statements (Continued)

repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

Reverse repurchase agreements and Treasury rolls generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

A Fund accounts for a Treasury roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these Treasury roll transactions may be considered financing transactions, whereby the difference in the sales price and the future price is recorded as an adjustment to interest income.

The Fund(s) listed in the following table had reverse repurchase transactions during the year ended December 31, 2013:

Description	Value
PIMCO Total Return Fund
Average balance outstanding	$1,530,884
Maximum balance outstanding	$17,558,750
Average interest rate	0.00%	*
Weighted average maturity	7 days

*	Amount was less than 0.005%.

Notes to Financial Statements (Continued)

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

The Fund(s) listed in the following table had Treasury roll transactions during the year ended December 31, 2013, which were accounted for as financing transactions:

PIMCO Total Return Fund
Average balance outstanding	$1,541,250
Weighted average interest rate	0.01%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into Treasury roll transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered

Notes to Financial Statements (Continued)

financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2013 the Fund(s) collateral was equal to or greater than 100% of the market value of the securities on loan.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2013, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Foreign Fund	$547,500	$109,579	$437,921
Global Fund	80,481	16,113	64,368
Managed Volatility Fund	9,885	1,994	7,891
Mid Cap Growth Fund	159,456	32,012	127,444
Small Cap Growth Equity Fund	449,545	90,234	359,311
Small Company Value Fund	64,608	12,963	51,645

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds

Notes to Financial Statements (Continued)

do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Foreign Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees and Investment Subadvisers

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in following table.

MassMutual has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets

Notes to Financial Statements (Continued)

under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees.

Fund	Investment Management Fee	Investment Subadviser(s)
Blue Chip Growth Fund*	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund*	0.75% on the first $600 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $600 million
Equity Index Fund	0.10% on the first $750 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $750 million
Focused Equity Fund*	0.75% on the first $250 million; and	Harris Associates L.P.
0.65% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund*	0.70% on the first $250 million; and	Wellington Management Company, LLP
0.68% on any excess over $250 million
Fundamental Value Fund*	0.65% on the first $500 million; and	Wellington Management Company, LLP
0.625% on any excess over $500 million
Global Fund*	0.60% on the first $600 million; and	Massachusetts Financial Services Company
0.55% on any excess over $600 million
Growth & Income Fund	0.50%	Massachusetts Financial Services Company
Income & Growth Fund*	0.65% on the first $600 million; and	BlackRock Investment Management, LLC
0.60% on any excess over $600 million
Large Cap Growth Fund*	0.65% on the first $600 million; and	Rainier Investment Management, LLC
0.60% on any excess over $600 million
Managed Volatility Fund#**	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund*	0.77% on the first $600 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $600 million
Mid Cap Value Fund*	0.84% on the first $600 million; and 0.80% on any excess over $600 million	American Century Investment Management, Inc.
PIMCO Total Return Fund*	0.50% on the first $500 million; and 0.48% on any excess over $500 million	Pacific Investment Management Company LLC
Small Cap Growth Equity Fund**	1.04% on the first $200 million; and 1.00% on any excess over $200 million	Waddell & Reed Investment Management Company; and Wellington Management Company, LLP
Small Company Value Fund*	0.85% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $150 million
Small/Mid Cap Value Fund	0.75%	AllianceBernstein L.P.

#	Effective April 29, 2013, Gateway Investment Advisers, LLC replaced Davis Selected Advisers, L.P. as the investment subadviser for the Managed Volatility Fund.

*	Prior to June 1, 2013, the investment management fees were as follows:

Notes to Financial Statements (Continued)

Fund	Investment Management Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $600 million; and
	0.70% on any excess over $600 million
Equity Income Fund	0.75% on the first $750 million;
	0.725% on the next $250 million; and
	0.70% on any excess over $1 billion
Focused Equity Fund	0.75%
Fundamental Growth Fund	0.70%
Fundamental Value Fund	0.65% on the first $1 billion; and
	0.625% on any excess over $1 billion
Global Fund	0.60%
Income & Growth Fund	0.65%
Large Cap Growth Fund	0.65%
Mid Cap Growth Fund	0.77%
Mid Cap Value Fund	0.84%
PIMCO Total Return Fund	0.50%
Small Company Value Fund	0.85%

**	Prior to May 1, 2013, the investment management fees were as follows:

Managed Volatility Fund	0.80% on the first $100 million;
0.75% on the next $400 million; and
0.70% on any excess over $500 million
Small Cap Growth Equity Fund	1.075% on the first $200 million;
1.05% on the next $200 million;
1.025% on the next $600 million; and
1.00% on any excess over $1 billion

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, PIMCO Total Return Fund, and Small Company Value Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30% on the first $100 million; 0.28% on the next $150 million; and 0.26% on any excess over $250 million	0.19%	0.05%	0.30% on the first $100 million; 0.28% on the next $150 million; and 0.26% on any excess over $250 million

Focused Equity Fund	None	0.10%	None	0.10%
Fundamental Growth Fund	None	0.10%	None	0.10%
Fundamental Value Fund	None	0.10%	None	0.10%
Global Fund	0.28%	0.18%	None	0.28%
PIMCO Total Return Fund	None	0.10%	None	0.10%
Small Company Value Fund	None	0.25%	None	0.25%

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class II	Class III	Service Class I
Equity Index Fund *^	0.05%	0.05%	0.05%	0.05%
Focused Equity Fund*	None	0.90%	None	1.15%
Fundamental Growth Fund**	None	0.85%	None	1.10%
Fundamental Value Fund*	None	0.80%	None	1.05%
Global Fund**	0.90%	0.80%	None	1.15%
PIMCO Total Return Fund**	None	0.65%	None	0.90%
Small Company Value Fund**	None	1.15%	None	1.40%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013.
**	Expense caps in effect through April 30, 2014.
^	Expense cap also excludes the management, Rule 12b-1 and administrative fees, taxes and brokerage commissions.

MassMutual has agreed to waive, through April 30, 2014, 0.05% of the administrative and shareholder service fee for Class II and Class III shares of the Equity Index Fund. For the period January 1, 2013 through April 30, 2013, MassMutual had agreed to voluntarily waive 0.035% of the management fee for the Small Cap Growth Equity Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2013, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Foreign Fund	$7,815
Fundamental Growth Fund	20
Fundamental Value Fund	246
Growth & Income Fund	1,504
Large Cap Growth Fund	3,709
Managed Volatility Fund	5,483
Small Cap Growth Equity Fund	77,062
Small/Mid Cap Value Fund	49,257

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$133,664,216	$-	$151,850,949
Equity Income Fund	-	80,674,928	-	126,460,175
Equity Index Fund	-	15,564,429	-	15,308,799
Focused Equity Fund	-	39,570,644	-	57,754,680
Foreign Fund	-	75,754,731	-	91,499,196
Fundamental Growth Fund	-	133,659,985	-	127,055,321
Fundamental Value Fund	-	44,750,686	-	49,485,221
Global Fund	-	17,087,293	-	31,351,998
Growth & Income Fund	-	26,229,071	-	44,842,643
Income & Growth Fund	-	51,262,562	-	31,002,888
Large Cap Growth Fund	-	206,600,230	-	209,334,902
Managed Volatility Fund	-	207,918,820	-	239,952,331
Mid Cap Growth Fund	-	99,521,698	-	173,451,271
Mid Cap Value Fund	-	340,748,171	-	426,998,160
PIMCO Total Return Fund	2,580,845,587	75,380,250	2,459,232,892	88,683,580
Small Cap Growth Equity Fund	-	241,304,208	-	330,630,457
Small Company Value Fund	-	15,123,652	-	62,723,277
Small/Mid Cap Value Fund	-	162,409,197	-	136,206,229

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Initial Class
Sold	2,979,857	$45,030,707	3,038,667	$39,781,954
Issued as reinvestment of dividends	2,308,364	33,101,944	20,086	267,550
Redeemed	(4,322,346)	(66,983,586)	(7,612,426)	(98,244,626)

Net increase (decrease)	965,875	$11,149,065	(4,553,673)	$(58,195,122)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Service Class
Sold	329,288	$5,070,926	431,924	$5,601,619
Issued as reinvestment of dividends	115,905	1,645,848	-	-
Redeemed	(202,983)	(3,156,440)	(154,393)	(2,007,236)

Net increase (decrease)	242,210	$3,560,334	277,531	$3,594,383

Equity Income Fund Initial Class
Sold	2,973,549	$36,220,517	2,970,596	$30,007,399
Issued as reinvestment of dividends	812,929	9,755,151	969,050	9,826,163
Redeemed	(7,676,697)	(93,310,271)	(14,351,877)	(143,251,167)

Net increase (decrease)	(3,890,219)	$(47,334,603)	(10,412,231)	$(103,417,605)

Equity Income Fund Service Class
Sold	749,752	$9,175,332	656,313	$6,605,555
Issued as reinvestment of dividends	69,104	824,404	68,266	688,805
Redeemed	(488,268)	(6,047,031)	(350,743)	(3,480,741)

Net increase (decrease)	330,588	$3,952,705	373,836	$3,813,619

Equity Index Fund Class I
Sold	249,675	$5,212,089	286,277	$4,963,876
Issued as reinvestment of dividends	80,886	1,641,989	68,635	1,206,610
Redeemed	(736,317)	(15,390,477)	(700,301)	(12,140,754)

Net increase (decrease)	(405,756)	$(8,536,399)	(345,389)	$(5,970,268)

Equity Index Fund Class II
Sold	608,724	$12,546,414	432,504	$7,519,183
Issued as reinvestment of dividends	119,751	2,434,532	104,021	1,830,763
Redeemed	(742,961)	(15,334,737)	(1,151,450)	(19,975,060)

Net increase (decrease)	(14,486)	$(353,791)	(614,925)	$(10,625,114)

Equity Index Fund Class III
Sold	689	$12,995	30,235	$535,573
Issued as reinvestment of dividends	145,580	2,955,284	122,702	2,157,110
Redeemed	(85,934)	(1,764,774)	(283,465)	(4,966,395)

Net increase (decrease)	60,335	$1,203,505	(130,528)	$(2,273,712)

Equity Index Fund Service Class I
Sold	445,313	$9,134,510	240,445	$4,126,995
Issued as reinvestment of dividends	16,101	321,052	7,518	130,207
Redeemed	(98,045)	(2,046,624)	(68,723)	(1,168,162)

Net increase (decrease)	363,369	$7,408,938	179,240	$3,089,040

Focused Equity Fund Class II
Sold	1,001,699	$13,848,143	12,300,977	$135,851,304
Issued as reinvestment of dividends	149,907	2,056,722	594,593	6,825,934
Redeemed	(2,355,714)	(32,239,566)	(12,051,004)	(133,195,866)

Net increase (decrease)	(1,204,108)	$(16,334,701)	844,566	$9,481,372

Focused Equity Fund Service Class I*
Sold	285,477	$3,996,240	75,330	$843,504
Issued as reinvestment of dividends	2,936	40,162	3,530	40,487
Redeemed	(41,345)	(588,030)	(7,616)	(86,930)

Net increase (decrease)	247,068	$3,448,372	71,244	$797,061

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Foreign Fund Initial Class
Sold	7,645,020	$75,728,569	5,361,549	$46,254,081
Issued as reinvestment of dividends	771,102	7,749,572	865,010	7,361,231
Redeemed	(9,168,968)	(94,813,278)	(6,006,857)	(52,826,074)

Net increase (decrease)	(752,846)	$(11,335,137)	219,702	$789,238

Foreign Fund Service Class
Sold	141,859	$1,458,470	130,716	$1,118,100
Issued as reinvestment of dividends	12,590	126,024	14,842	125,859
Redeemed	(123,150)	(1,253,713)	(122,294)	(1,073,653)

Net increase (decrease)	31,299	$330,781	23,264	$170,306

Fundamental Growth Fund Class II
Sold	2,304,314	$28,004,999	17,301,697	$192,143,061
Issued as reinvestment of dividends	14,076	176,790	462,370	5,132,313
Redeemed	(2,378,323)	(30,224,975)	(16,326,622)	(181,166,937)

Net increase (decrease)	(59,933)	$(2,043,186)	1,437,445	$16,108,437

Fundamental Growth Fund Service Class I*
Sold	56,655	$727,997	49,338	$548,919
Issued as reinvestment of dividends	61	766	1,318	14,599
Redeemed	(10,165)	(129,833)	(3,273)	(36,732)

Net increase (decrease)	46,551	$598,930	47,383	$526,786

Fundamental Value Fund Class II
Sold	1,855,648	$26,469,510	1,822,064	$21,820,832
Issued as reinvestment of dividends	757,703	10,524,496	239,576	2,874,916
Redeemed	(2,390,350)	(34,085,595)	(3,028,092)	(36,090,352)

Net increase (decrease)	223,001	$2,908,411	(966,452)	$(11,394,604)

Fundamental Value Fund Service Class I*
Sold	154,904	$2,224,375	32,686	$397,064
Issued as reinvestment of dividends	4,759	65,812	244	2,923
Redeemed	(17,996)	(260,341)	(2,260)	(27,590)

Net increase (decrease)	141,667	$2,029,846	30,670	$372,397

Global Fund Class I
Sold	1,512,491	$16,923,784	2,845,061	$25,222,955
Issued as reinvestment of dividends	144,101	1,585,115	133,160	1,205,096
Redeemed	(3,026,135)	(33,251,677)	(1,117,187)	(10,047,254)

Net increase (decrease)	(1,369,543)	$(14,742,778)	1,861,034	$16,380,797

Global Fund Class II
Sold	63,809	$705,506	84,572	$763,261
Issued as reinvestment of dividends	18,340	204,676	17,697	162,460
Redeemed	(241,585)	(2,726,325)	(335,760)	(3,053,433)

Net increase (decrease)	(159,436)	$(1,816,143)	(233,491)	$(2,127,712)

Global Fund Service Class I
Sold	211,987	$2,349,871	155,998	$1,389,887
Issued as reinvestment of dividends	5,244	57,420	3,168	28,603
Redeemed	(58,268)	(661,471)	(71,560)	(652,697)

Net increase (decrease)	158,963	$1,745,820	87,606	$765,793

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Growth & Income Fund Initial Class
Sold	211,388	$2,236,793	299,018	$2,605,004
Issued as reinvestment of dividends	153,804	1,618,014	165,219	1,472,103
Redeemed	(2,245,704)	(23,875,748)	(2,827,748)	(24,711,106)

Net increase (decrease)	(1,880,512)	$(20,020,941)	(2,363,511)	$(20,633,999)

Growth & Income Fund Service Class
Sold	263,986	$2,811,623	167,055	$1,455,084
Issued as reinvestment of dividends	16,566	173,449	13,663	121,326
Redeemed	(200,800)	(2,195,624)	(128,750)	(1,112,016)

Net increase (decrease)	79,752	$789,448	51,968	$464,394

Income & Growth Fund Initial Class
Sold	3,855,991	$40,095,618	9,803,508	$88,820,522
Issued as reinvestment of dividends	362,805	3,744,150	191,232	1,768,900
Redeemed	(2,614,169)	(27,919,563)	(2,269,354)	(20,808,243)

Net increase (decrease)	1,604,627	$15,920,205	7,725,386	$69,781,179

Income & Growth Fund Service Class
Sold	230,965	$2,429,862	302,779	$2,749,232
Issued as reinvestment of dividends	21,551	220,892	10,579	97,325
Redeemed	(167,322)	(1,787,477)	(109,956)	(1,002,238)

Net increase (decrease)	85,194	$863,277	203,402	$1,844,319

Large Cap Growth Fund Initial Class
Sold	1,922,393	$24,625,529	2,370,695	$26,659,276
Issued as reinvestment of dividends	1,069,312	13,163,226	10,790	123,758
Redeemed	(2,369,969)	(30,896,667)	(3,408,441)	(38,617,738)

Net increase (decrease)	621,736	$6,892,088	(1,026,956)	$(11,834,704)

Large Cap Growth Fund Service Class
Sold	24,497	$313,611	25,252	$280,192
Issued as reinvestment of dividends	7,013	85,693	-	-
Redeemed	(28,906)	(373,423)	(18,207)	(206,226)

Net increase (decrease)	2,604	$25,881	7,045	$73,966

Managed Volatility Fund Initial Class
Sold	904,381	$12,605,824	563,444	$6,745,377
Issued as reinvestment of dividends	199,355	2,720,569	114,553	1,366,218
Redeemed	(2,583,773)	(35,421,412)	(2,626,400)	(30,978,092)

Net increase (decrease)	(1,480,037)	$(20,095,019)	(1,948,403)	$(22,866,497)

Managed Volatility Fund Service Class
Sold	364,132	$4,966,598	350,206	$4,137,537
Issued as reinvestment of dividends	23,615	320,704	9,135	108,476
Redeemed	(239,620)	(3,288,832)	(206,634)	(2,432,514)

Net increase (decrease)	148,127	$1,998,470	152,707	$1,813,499

Mid Cap Growth Fund Initial Class
Sold	1,615,347	$23,563,381	2,635,901	$34,261,340
Issued as reinvestment of dividends	1,609,545	23,547,645	1,500,658	18,818,251
Redeemed	(6,338,515)	(96,330,897)	(3,933,400)	(51,094,474)

Net increase (decrease)	(3,113,623)	$(49,219,871)	203,159	$1,985,117

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Service Class
Sold	546,508	$8,145,873	413,025	$5,290,170
Issued as reinvestment of dividends	161,976	2,342,174	123,359	1,530,879
Redeemed	(305,523)	(4,650,780)	(164,235)	(2,124,397)

Net increase (decrease)	402,961	$5,837,267	372,149	$4,696,652

Mid Cap Value Fund Initial Class
Sold	1,765,860	$22,113,742	2,713,077	$29,448,878
Issued as reinvestment of dividends	2,176,334	26,616,565	2,599,065	27,368,158
Redeemed	(9,104,383)	(116,040,542)	(5,987,540)	(64,711,832)

Net increase (decrease)	(5,162,189)	$(67,310,235)	(675,398)	$(7,894,796)

Mid Cap Value Fund Service Class
Sold	348,175	$4,398,857	257,324	$2,771,129
Issued as reinvestment of dividends	95,120	1,155,712	89,089	932,766
Redeemed	(191,491)	(2,459,050)	(157,318)	(1,689,009)

Net increase (decrease)	251,804	$3,095,519	189,095	$2,014,886

PIMCO Total Return Fund Class II
Sold	12,126,211	$129,091,697	7,303,849	$76,908,792
Issued as reinvestment of dividends	1,042,654	10,624,649	515,502	5,464,322
Redeemed	(2,731,246)	(28,905,108)	(1,853,083)	(19,605,711)

Net increase (decrease)	10,437,619	$110,811,238	5,966,268	$62,767,403

PIMCO Total Return Fund Service Class I*
Sold	800,946	$8,491,372	582,570	$6,231,995
Issued as reinvestment of dividends	26,527	269,253	3,392	35,888
Redeemed	(250,051)	(2,635,762)	(54,854)	(588,204)

Net increase (decrease)	577,422	$6,124,863	531,108	$5,679,679

Small Cap Growth Equity Fund Initial Class
Sold	922,288	$17,708,296	1,156,458	$19,523,695
Issued as reinvestment of dividends	834,338	16,238,406	1,650,316	26,329,349
Redeemed	(5,548,545)	(111,812,112)	(2,636,771)	(45,358,431)

Net increase (decrease)	(3,791,919)	$(77,865,410)	170,003	$494,613

Small Cap Growth Equity Fund Service Class
Sold	55,221	$1,103,212	50,726	$858,613
Issued as reinvestment of dividends	21,373	409,665	37,745	595,062
Redeemed	(88,545)	(1,770,420)	(47,663)	(804,678)

Net increase (decrease)	(11,951)	$(257,543)	40,808	$648,997

Small Company Value Fund Class II
Sold	665,816	$14,342,007	722,798	$13,012,293
Issued as reinvestment of dividends	229,951	4,785,284	164,027	2,875,384
Redeemed	(2,856,390)	(63,723,072)	(924,862)	(16,746,882)

Net increase (decrease)	(1,960,623)	$(44,595,781)	(38,037)	$(859,205)

Small Company Value Fund Service Class I
Sold	115,783	$2,478,790	141,751	$2,490,797
Issued as reinvestment of dividends	14,959	308,306	9,339	162,411
Redeemed	(49,742)	(1,070,710)	(47,409)	(839,658)

Net increase (decrease)	81,000	$1,716,386	103,681	$1,813,550

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Small/Mid Cap Value Fund Initial Class
Sold	5,365,757	$70,569,273	661,493	$6,151,513
Issued as reinvestment of dividends	105,068	1,269,216	127,371	1,197,285
Redeemed	(3,552,655)	(42,711,365)	(4,164,313)	(38,927,712)

Net increase (decrease)	1,918,170	$29,127,124	(3,375,449)	$(31,578,914)

Small/Mid Cap Value Fund Service Class
Sold	172,248	$2,127,068	152,305	$1,411,804
Issued as reinvestment of dividends	4,918	59,171	4,425	41,422
Redeemed	(120,212)	(1,483,223)	(120,770)	(1,133,655)

Net increase (decrease)	56,954	$703,016	35,960	$319,571

*	Service Class I shares commenced operations on May 1, 2012.

6.	Federal Income Tax Information

At December 31, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$273,581,736	$182,195,273	$(218,955)	$181,976,318
Equity Income Fund	435,029,298	190,586,068	(8,764,651)	181,821,417
Equity Index Fund	253,631,081	167,135,985	(9,088,769)	158,047,216
Focused Equity Fund	123,065,992	48,567,494	-	48,567,494
Foreign Fund	366,013,732	86,666,499	(16,493,765)	70,172,734
Fundamental Growth Fund	181,469,159	58,467,230	(731,067)	57,736,163
Fundamental Value Fund	171,310,749	66,277,086	(826,647)	65,450,439
Global Fund	113,630,832	64,614,619	(1,194,215)	63,420,404
Growth & Income Fund	99,241,658	47,908,662	(219,031)	47,689,631
Income & Growth Fund	179,070,262	64,840,272	(1,144,437)	63,695,835
Large Cap Growth Fund	206,365,232	64,046,096	(910,376)	63,135,720
Managed Volatility Fund	196,509,455	41,384,467	(3,353,824)	38,030,643
Mid Cap Growth Fund	281,569,409	150,864,306	(3,382,775)	147,481,531
Mid Cap Value Fund	432,925,800	66,567,132	(5,690,279)	60,876,853
PIMCO Total Return Fund	553,785,877	5,275,641	(7,051,084)	(1,775,442)
Small Cap Growth Equity Fund	234,917,502	75,034,143	(2,984,652)	72,049,491
Small Company Value Fund	68,977,949	42,536,018	(1,059,526)	41,476,492
Small/Mid Cap Value Fund	225,905,903	50,596,265	(2,782,217)	47,814,048

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Notes to Financial Statements (Continued)

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Blue Chip Growth Fund	$1,846,053	$-	$-
Foreign Fund	-	20,915,928	4,482,917
Growth & Income Fund	15,494,350	33,125,485	-
Income & Growth Fund	-	1,740,783	-

At December 31, 2013, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Foreign Fund	$-	$877,774
PIMCO Total Return Fund	4,448,543	-

Net capital loss carryforwards for the Funds shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$831,258	$33,916,534	$-
Equity Income Fund	10,579,555	-	-
Equity Index Fund	6,226,287	1,126,570	-
Focused Equity Fund	2,096,884	-	-
Foreign Fund	7,875,596	-	-
Fundamental Growth Fund	-	177,556	-
Fundamental Value Fund	3,556,739	7,033,569	-
Global Fund	1,847,211	-	-
Growth & Income Fund	1,791,463	-	-
Income & Growth Fund	3,965,042	-	-
Large Cap Growth Fund	907,460	12,341,459	-
Managed Volatility Fund	3,041,273	-	-
Mid Cap Growth Fund	2,536,462	23,353,357	-
Mid Cap Value Fund	22,373,019	5,399,258	-
PIMCO Total Return Fund	10,551,217	342,685	-
Small Cap Growth Equity Fund	-	16,648,071	-
Small Company Value Fund	1,559,604	3,533,986	-
Small/Mid Cap Value Fund	1,328,387	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$267,550	$-	$-
Equity Income Fund	10,514,968	-	-
Equity Index Fund	5,324,691	-	-
Focused Equity Fund	6,866,421	-	-
Foreign Fund	7,478,090	-	-
Fundamental Growth Fund	5,009,030	137,881	-
Fundamental Value Fund	2,877,839	-	-
Global Fund	1,396,159	-	-
Growth & Income Fund	1,593,429	-	-
Income & Growth Fund	1,866,225	-	-
Large Cap Growth Fund	123,758	-	-
Managed Volatility Fund	1,474,694	-	-
Mid Cap Growth Fund	-	20,349,130	-
Mid Cap Value Fund	7,386,198	20,914,726	-
PIMCO Total Return Fund	5,500,211	-	-
Small Cap Growth Equity Fund	4,751,604	22,172,806	-
Small Company Value Fund	12,933	3,024,862	-
Small/Mid Cap Value Fund	1,238,707	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
Foreign Fund	$288,525
Global Fund	61,824

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$1,470,496	$38,289,367	$(60,922)	$181,977,437
Equity Income Fund	9,229,860	12,009,266	(107,576)	181,824,631
Equity Index Fund	7,566,123	4,538,698	(155,541)	158,047,216
Focused Equity Fund	3,317,740	12,206,791	(10,414)	48,567,494
Foreign Fund	7,813,728	(26,276,619)	(74,112)	70,212,625
Fundamental Growth Fund	3,055,937	12,225,449	(14,420)	57,736,163
Fundamental Value Fund	3,528,868	9,506,241	(18,285)	65,451,500
Global Fund	1,974,947	3,898,136	(21,241)	63,401,886

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Growth & Income Fund	$1,646,157	$(48,619,835)	$(43,196)	$47,689,949
Income & Growth Fund	4,500,957	(1,740,783)	(37,521)	63,695,849
Large Cap Growth Fund	12,002,665	18,768,922	(29,267)	63,135,720
Managed Volatility Fund	2,606,575	18,713,195	(74,189)	38,735,162
Mid Cap Growth Fund	4,579,003	49,302,845	(73,989)	147,481,493
Mid Cap Value Fund	38,559,179	50,143,160	(123,112)	60,876,623
PIMCO Total Return Fund	7,515,332	(4,448,543)	19,088	378,770
Small Cap Growth Equity Fund	22,325,121	46,922,693	(72,357)	72,049,492
Small Company Value Fund	283,099	27,218,146	(12,022)	41,476,485
Small/Mid Cap Value Fund	1,510,219	5,517,002	(45,421)	47,814,048

During the year ended December 31, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$25	$(73,231)	$73,206
Equity Income Fund	43	88,960	(89,003)
Equity Index Fund	54	41,459	(41,513)
Focused Equity Fund	6	-	(6)
Foreign Fund	29	177,659	(177,688)
Fundamental Growth Fund	8	-	(8)
Fundamental Value Fund	9	32,150	(32,159)
Global Fund	11	(349,603)	349,592
Growth & Income Fund	16	83,556	(83,572)
Income & Growth Fund	15	(1,099)	1,084
Large Cap Growth Fund	13	70,982	(70,995)
Managed Volatility Fund	27	34,893	(34,920)
Mid Cap Growth Fund	30	(1,826,027)	1,825,997
Mid Cap Value Fund	63	(515,247)	515,184
PIMCO Total Return Fund	(141,501)	(3,023,926)	3,165,427
Small Cap Growth Equity Fund	(141,944)	(1,104,928)	1,246,872
Small Company Value Fund	7	(512,026)	512,019
Small/Mid Cap Value Fund	18	(36,529)	36,511

The Funds did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into

Notes to Financial Statements (Continued)

contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund, plus interest and the Official Committee’s court costs, are approximately $4,562,800 and $207,706, respectively.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund (formerly known as MML Large Cap Value Fund), MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML PIMCO Total Return Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, and MML Small/Mid Cap Value Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2014

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2010 Since 1999	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 1996	Retired; Consultant (1999-2009).	131***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2003	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).
Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 51	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	37

Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 47	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2013, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Income Fund	100.00%
Equity Index Fund	100.00%
Focused Equity Fund	20.44%
Fundamental Value Fund	100.00%
Global Fund	55.52%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Managed Volatility Fund	100.00%
Mid Cap Growth Fund	100.00%
Mid Cap Value Fund	52.45%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	100.00%

For the year ended December 31, 2013, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Foreign Fund	$7,212,699
Global Fund	1,158,150

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2013:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$1,261.00	$4.55	$1,021.50	$4.07
Service Class	1,000	1.04%	1,259.40	5.99	1,020.20	5.35
Equity Income Fund
Initial Class	1,000	0.79%	1,136.90	4.30	1,021.50	4.07
Service Class	1,000	1.04%	1,136.60	5.66	1,020.20	5.35
Equity Index Fund
Class I	1,000	0.44%	1,160.20	2.42	1,023.20	2.27
Class II	1,000	0.28%	1,161.50	1.54	1,024.10	1.44
Class III	1,000	0.14%	1,162.10	0.77	1,024.80	0.72
Service Class I	1,000	0.69%	1,159.00	3.80	1,022.00	3.55
Focused Equity Fund
Class II	1,000	0.90%	1,156.10	4.94	1,020.90	4.63
Service Class I	1,000	1.15%	1,154.20	6.31	1,019.60	5.92

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Foreign Fund
Initial Class	$1,000	0.97%	$1,180.60	$5.39	$1,020.50	$4.99
Service Class	1,000	1.22%	1,179.20	6.77	1,019.30	6.28
Fundamental Growth Fund
Class II	1,000	0.85%	1,172.80	4.71	1,021.10	4.38
Service Class I	1,000	1.10%	1,171.70	6.09	1,019.90	5.66
Fundamental Value Fund
Class II	1,000	0.80%	1,130.20	4.34	1,021.40	4.12
Service Class I	1,000	1.05%	1,128.40	5.69	1,020.10	5.40
Global Fund
Class I	1,000	0.90%	1,172.70	4.98	1,020.90	4.63
Class II	1,000	0.80%	1,173.80	4.43	1,021.40	4.12
Service Class I	1,000	1.15%	1,171.60	6.36	1,019.60	5.92
Growth & Income Fund
Initial Class	1,000	0.57%	1,177.50	3.16	1,022.60	2.94
Service Class	1,000	0.82%	1,176.30	4.55	1,021.30	4.22
Income & Growth Fund
Initial Class	1,000	0.70%	1,129.40	3.80	1,021.90	3.61
Service Class	1,000	0.95%	1,127.30	5.15	1,020.60	4.89
Large Cap Growth Fund
Initial Class	1,000	0.70%	1,236.40	3.99	1,021.90	3.61
Service Class	1,000	0.95%	1,235.90	5.41	1,020.60	4.89
Managed Volatility Fund
Initial Class	1,000	0.95%	1,053.20	4.97	1,020.60	4.89
Service Class	1,000	1.19%	1,052.20	6.22	1,019.40	6.12
Mid Cap Growth Fund
Initial Class	1,000	0.82%	1,189.70	4.57	1,021.30	4.22
Service Class	1,000	1.07%	1,187.80	5.96	1,020.00	5.51
Mid Cap Value Fund
Initial Class	1,000	0.89%	1,129.40	4.83	1,020.90	4.58
Service Class	1,000	1.14%	1,128.40	6.18	1,019.70	5.87
PIMCO Total Return Fund
Class II	1,000	0.65%	1,011.70	3.33	1,022.20	3.35
Service Class I	1,000	0.90%	1,011.50	4.61	1,020.90	4.63
Small Cap Growth Equity Fund
Initial Class	1,000	1.09%	1,233.40	6.20	1,019.90	5.61
Service Class	1,000	1.34%	1,231.40	7.62	1,018.70	6.89
Small Company Value Fund
Class II	1,000	1.15%	1,172.80	6.37	1,019.60	5.92
Service Class I	1,000	1.40%	1,171.30	7.75	1,018.30	7.20
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	1,173.10	4.43	1,021.40	4.12
Service Class	1,000	1.05%	1,171.10	5.81	1,020.10	5.40

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

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MML Series Investment Fund
Annual Report

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML American Funds® Core Allocation Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2013

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are.”

December 31, 2013

Stocks in 2013: Strong performance and record highs

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2013. Investors drove U.S. stocks to their strongest annual performance since 1995, navigating political battles over the federal budget and U.S. debt ceiling and finding optimism in general economic improvement here and abroad, stronger corporate earnings, and the continuation of the Federal Reserve’s Quantitative Easing stimulus program. Many of the most widely followed U.S. stock indexes reached new highs in 2013, but domestic bonds – other than high-yield bonds – struggled, turning negative for the first year since 1999. Foreign stocks of developed markets also rewarded investors, with Japanese stocks rising sharply. In a turnabout from the general trend, stocks from emerging markets struggled.

After a strong year for stocks like 2013, MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. But while you cannot control the direction of the markets, adhering to certain investment guidelines, such as the ones below, can help you throughout the retirement planning process.

Investment guidelines to keep in mind

Keep your eye on the future and stay current with your long-term plan

One of the most important aspects of retirement planning is identifying your long-term financial goals. While much will happen over the course of your career, keeping your eye on your long-term income needs is one of the best ways to help yourself reach your objectives.

Diversify your retirement investing strategy

One of the greatest advantages you have when you diversify your investment choices among different stock, bond, and short-term/money market investments is that these three distinct investment types tend to behave differently under various economic conditions. Diversifying your retirement strategy allows you to participate in the performance of different investments while helping manage your portfolio’s overall exposure to any one or two investment types.*

A financial professional can help you along the way

If you work with a financial professional, this may be an excellent time to consult him or her so that together, you can monitor and evaluate your personal retirement investment strategy. He or she can help you consider, for example, whether or not you should rebalance your portfolio in view of stocks’ sizable 2013 gains. (Rebalancing is a way to help you ensure that one or more strong-performing asset classes do not occupy a larger portion of your portfolio than you intended.) Your financial professional can also help you identify any other adjustments that you may need to make based on your evolving, long-term financial objectives.

Save as much as you can

In retirement planning, as in life itself, there are so many things you cannot control. But you can control how often and how much you save. Contributing regularly and as much as you can to your retirement strategy, and increasing those contributions as you are able, may play an important role in helping you to keep your investment goals on track, regardless of how the financial markets perform.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. The calendar page turning from one year to the next can be a good time for you to assess your financial situation, focus on your strategy for the future, and meet with your financial professional, if you work with one. Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2013

Stock investors flourish amid central bank support

Investors drove many U.S. stock indexes to record highs in 2013 – and domestic bonds had a negative year for the first time since 1999 – in an environment that featured the continuation of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”) and brought multiple political standoffs over fiscal legislation, a partial government shutdown, improvement in economic indicators in the U.S., and varying degrees of economic and market strength in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed’s QE purchases of mortgage-backed securities and longer-dated Treasuries totaled $85 billion per month, which helped support the prices of bonds by helping keep demand high for much of the year and contributed to the positive environment for stocks.

The Fed kept QE in full force for the entire year and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases. A market-moving event occurred on December 18, when the Fed unveiled its decision to reduce the monthly bond purchases in QE from $85 billion to $75 billion starting in January 2014. Although improving economic conditions had put the possibility of tapering QE on the front burner once again, many observers expected the central bank to postpone the move, as it had in September. The Fed’s proposed cutback of $10 billion per month was near the low end of expectations for the initial reduction, which helped soften the blow. The Fed also reiterated that short-term rates would remain at current levels, saying the central bank won’t raise short-term rates until well past the time that the unemployment rate declines below 6.5%. The Fed’s December 18 statement indicated Fed officials expect short-term rates to be lower than 1% through the end of 2015, which brought some clarity to the Fed’s near-term plans, and investors drove up stocks in response.

Oil started 2013 at nearly $92 per barrel, dipped to less than $85 in April, crested above $110 in early September, and closed the year at about $98. Gas prices rose substantially in the first quarter of 2013, but declined throughout the fourth quarter of 2013, giving consumers some relief at the pumps at the end of the year. The average price moved in a range between approximately $3.55 and $3.75 per gallon for much of the second and third quarters before dropping to around $3.40 by the end of the year. Gold lost much of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,657 per ounce, headed downward until early July, staged a summer rally that lost steam as the third quarter drew to a close, and finished the year lower at $1,205.

Market performance

Equity markets rewarded investors substantially in 2013, with U.S. stocks showcasing their best performance since 1995. The NASDAQ Composite® Index, the major technology stock benchmark, returned 40.12% for the year and was the leader among U.S. broad-market indexes. The Russell 2000® Index, representing small-capitalization stocks, finished the year near the top of the pile with a 38.82% increase. The S&P 500® Index of large-capitalization U.S. stocks posted a 32.39% advance, while the blue-chip Dow Jones Industrial AverageSM rose 29.65%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, gained 22.78%, benefiting from the strong performance of Japanese stocks, which rose 57% and had their best performance in 40 years. Stocks from developing economies did not fare as well, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost 2.60% during 2013.

Bonds largely struggled during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 2.02%. The yield of the 10-year U.S. Treasury note advanced (and its price declined) over the course of the year from 1.83% to 3.02%, taking a very choppy route to make the climb, as wary investors sold notes in reaction to signals from the Fed about the reduction of QE. The yield of the 10-year note is a key benchmark in determining mortgage rates, and its advance caused a slowdown in mortgage sales. Conversely, unrelenting low shorter-term interest rates

3

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.05%. Fixed-income investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.44% for the year.*

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the “fiscal cliff” were confirmed late on January 1, 2013. (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for Fed Chairman Bernanke, who would step down in January 2014. Summers’ decision cleared the field for Fed Vice Chair Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default.

Fourth quarter 2013: stocks power ahead through government shutdown, possible Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013 to cap a banner year that saw most of the popular equity benchmarks record a series of new all-time highs.

Sixteen days into the shutdown, Congress finally approved a measure on October 16 that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank, which also sent European equities higher.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

As 2013 transitioned into 2014, stock investors focused on the factors likely to impact the markets in the year ahead, with the imminent reduction of QE at the top of the list. As we prepared this report in early January 2014, the Senate confirmed Janet L. Yellen as the first woman to lead the Federal Reserve. Ms. Yellen will succeed outgoing Chairman Ben Bernanke on February 1, 2014, coming in at a time when the Fed is looking to balance economic growth with the tapering of QE. Investors will also keep an eye out for improving economic growth here and abroad to help create a favorable environment for stocks and bonds. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Each Fund invests in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (which are advised by Massachusetts Mutual Life Insurance Company (MassMutual)), OppenheimerFunds (which are advised by OFI Global Asset Management, Inc. (OFI Global), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Series’ investment adviser is MassMutual.

Through their investment in Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MML Conservative Allocation Fund: Approximately 40% in equity funds and 60% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 50% in equity funds and 50% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 60% in equity funds and 40% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 75% in equity funds and 25% in fixed income funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 90% in equity funds and 10% in fixed income funds, including money market funds.

6

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2013?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index (defined below); the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on market capitalization; the Morgan Stanley Capital International All Country World Index (MSCI® ACWI) ex USA, an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States; and the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	11.32%	9.57%	33.55%	15.29%	-2.02%*

MML Balanced Allocation Fund	14.49%	12.62%	33.55%*	15.29%	-2.02%

MML Moderate Allocation Fund	17.57%	15.73%	33.55%*	15.29%	-2.02%

MML Growth Allocation Fund	22.64%	20.51%	33.55%*	15.29%	-2.02%

MML Aggressive Allocation Fund	27.39%	25.43%	33.55%*	15.29%	-2.02%

* Benchmark return

Each of the MML Allocation Series Funds outperformed its respective Custom Index for the full year – and all five Funds (each of which has a stock component) also outpaced the Barclays U.S. Aggregate Bond Index. Conversely, all of the Series Funds underperformed the Russell 3000 Index. The MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund each outpaced the MSCI ACWI ex USA for the year, while the MML Conservative Allocation Fund and MML Balanced Allocation Fund trailed the MSCI ACWI ex USA in 2013.

MML Allocation Fund Series Custom Indexes

•	The Custom MML Conservative Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 60%, 30%, and 10%, respectively.

•	The Custom MML Balanced Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•	The Custom MML Moderate Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 40%, 45%, and 15%, respectively.

•	The Custom MML Growth Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•	The Custom MML Aggressive Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

7

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser discussion of factors that contributed to the Funds’ performance

The Series experienced another strong year in 2013 by diversifying across asset classes and managers. From an allocation perspective, positions in fixed-income Underlying Funds that focused their objectives outside of the Barclays U.S. Aggregate Bond Index were beneficial and a key driver of performance for the year. For example, there was another solid year in the high-yield segment of the fixed-income market, with the Barclays U.S. Corporate High-Yield Bond Index outperforming the Barclays U.S. Aggregate Bond Index. The Funds gained exposure to high-yield bonds through the Series Funds’ positions in MML High Yield Fund, where active manager outperformance over the benchmark further added to the Underlying Funds’ full-year results. Secondarily, positions in multi-sector fixed income funds, such as Oppenheimer Global Strategic Income, which includes international and corporate high-yield bonds, and a segment that focuses on short-term interest rates (through MML Short-Duration Bond), also outperformed the Barclays U.S. Aggregate Bond Index. Lastly, the Series Funds’ positions in U.S. Treasury Inflation-Protected Securities (TIPS) detracted from investment-grade fixed-income, although the impact was minimized, as we reduced the Underlying Funds’ allocation to TIPS early in the year.

Regarding the Series Funds’ equity investments, underweight allocations to international equities were an important driver of outperformance in 2013, as the U.S. stock market, represented by the performance of the S&P 500® Index, outpaced international equities in both developed and emerging markets, as represented by the MSCI® EAFE® Index and the MSCI Emerging Markets Index, respectively. From a market-capitalization perspective, the Series Funds’ overweight positions in large-capitalization equities (relative to small-capitalization stocks) constituted a slight negative, as the S&P 500 Index underperformed the small-cap Russell 2000® Index for the year. From an investment style perspective, the Series Funds’ positioning in value stocks, relative to growth equities, had a negligible effect on performance in 2013.

Reviewing the Underlying Fund positions in the Series, 2013 marked the addition of two new funds in the small- and mid-capitalization categories: MML Small/Mid Cap Value Fund and Oppenheimer Discovery Mid Cap Fund. We added these two funds in order to diversify the small- and mid-cap categories. We also eliminated the Series Funds’ position in MML Small Cap Equity Fund in an effort to emphasize style-based strategies. Within U.S. large-cap value equities, we eliminated the Series Funds’ position in MML Equity after changes to one of the co-subadvisers – and reallocated the proceeds across the large-cap value category. Within the international equity segment, we increased the Series Funds’ positions late in the year in emerging-market equities. At the manager selection level, we experienced exceptional outperformance by MML Blue Chip Growth and MML Focused Equity, which more than offset the underperformance from the Series Funds’ positions in MML Income & Growth.

Investment adviser outlook

We expect 2014 to be a more difficult year for the markets. We anticipate a variety of challenges, including tougher year-over-year comparisons for equities, potential volatility and uncertainty from the Federal Reserve’s tapering of its bond-buying program, valuation levels elevated with price/earnings (P/E) ratios at a trailing 19x earnings on the S&P 500 Index, and less price appreciation from stock buybacks. While we expect the economy may continue to improve in 2014, we are concerned that some of the market gains from 2013’s improving economy have already begun to characterize the beginning of 2014 – indicating the possibility that investors may be a little too optimistic. From an allocation perspective, we seek to opportunistically gain greater exposure for the Underlying Funds to international equities in 2014, given the growing differential in past returns and P/E ratios that favor, in our view, an increasing position in the international equity segment. With respect to the Series Funds’ fixed-income investments, we remain diligent and continue to position the Underlying Funds’ exposure to reduce the potential impacts of an unexpected rise in interest rates and the potential downside of stretched valuations of riskier bonds. Lastly, in the coming year we will look to build a position for the Series Funds in real assets for the Underlying Funds – to help provide an inflation hedge, income, and the potential for further portfolio diversification.

8

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/13

Fixed Income Funds	59.2%
Equity Funds	40.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	50.9%
Fixed Income Funds	49.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	60.7%
Fixed Income Funds	39.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	75.4%
Fixed Income Funds	24.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	89.5%
Fixed Income Funds	10.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/31/07 - 12/31/13
Initial Class	11.32%	11.51%	5.84%
Barclays U.S. Aggregate Bond Index*	-2.02%	4.44%	4.91%
Russell 3000 Index	33.55%	18.71%	6.58%
MSCI ACWI ex USA	15.29%	12.81%	1.11%
Custom MML Conservative Allocation Index	9.57%	9.93%	5.76%+

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	11.07%	11.24%	6.69%
Barclays U.S. Aggregate Bond Index*	-2.02%	4.44%	4.89%
Russell 3000 Index	33.55%	18.71%	9.59%
MSCI ACWI ex USA	15.29%	12.81%	3.52%
Custom MML Conservative Allocation Index	9.57%	9.93%	7.02%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/31/07 - 12/31/13
Initial Class	14.49%	12.76%	5.61%
Russell 3000 Index*	33.55%	18.71%	6.58%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.91%
MSCI ACWI ex USA	15.29%	12.81%	1.11%
Custom MML Balanced Allocation Index	12.62%	11.23%	5.81%+

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	14.23%	12.48%	6.79%
Russell 3000 Index*	33.55%	18.71%	9.59%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%
MSCI ACWI ex USA	15.29%	12.81%	3.52%
Custom MML Balanced Allocation Index	12.62%	11.23%	7.42%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/31/07 - 12/31/13
Initial Class	17.57%	13.94%	5.75%
Russell 3000 Index*	33.55%	18.71%	6.58%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.91%
MSCI ACWI ex USA	15.29%	12.81%	1.11%
Custom MML Moderate Allocation Index	15.73%	12.51%	5.80%+

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	17.37%	13.64%	7.25%
Russell 3000 Index*	33.55%	18.71%	9.59%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%
MSCI ACWI ex USA	15.29%	12.81%	3.52%
Custom MML Moderate Allocation Index	15.73%	12.51%	7.76%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/31/07 - 12/31/13
Initial Class	22.64%	15.81%	5.67%
Russell 3000 Index*	33.55%	18.71%	6.58%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.91%
MSCI ACWI ex USA	15.29%	12.81%	1.11%
Custom MML Growth Allocation Index	20.51%	14.37%	5.67%+

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	22.25%	15.50%	7.67%
Russell 3000 Index*	33.55%	18.71%	9.59%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%
MSCI ACWI ex USA	15.29%	12.81%	3.52%
Custom MML Growth Allocation Index	20.51%	14.37%	8.13%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/31/07 - 12/31/13
Initial Class	27.39%	17.62%	5.64%
Russell 3000 Index*	33.55%	18.71%	6.58%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.91%
MSCI ACWI ex USA	15.29%	12.81%	1.11%
Custom MML Aggressive Allocation Index	25.43%	16.17%	5.38%+

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class	27.15%	17.33%	8.10%
Russell 3000 Index*	33.55%	18.71%	9.59%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%
MSCI ACWI ex USA	15.29%	12.81%	3.52%
Custom MML Aggressive Allocation Index	25.43%	16.17%	8.33%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with long-term capital growth through a “master feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the Master Growth Fund focuses on investments in medium- to large-capitalization companies, the Master Growth Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund returned 29.56%, underperforming the 32.39% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also trailed the 33.48% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The primary reason for the Fund’s underperfomance in 2013, relative to the benchmark, was stock selection in the materials, energy, and financials sectors. While Fund holdings in all three sectors turned in positive absolute returns for the year, they trailed the benchmark returns. Specific Fund holdings that detracted included Intuitive Surgical, a health care company that manufactures robotic equipment, which experienced slower sales in 2013. Another detractor was Lululemon Athletica, a yoga-related athletic apparel company in the consumer discretionary sector. The company experienced major production problems with their yoga pants – which received widespread media coverage and led to a change in the company’s chief executive officer. Also hampering the Fund’s performance was its position in Pacific Rubiales Energy, a Canadian producer of natural gas and heavy crude oil in Colombia and Peru, whose stock dropped 23% for the year. Fund holding Rackspace Hosting, a U.S.-based cloud hosting company, also detracted. Finally, the Fund’s cash position, which averaged 5% during the year, hurt relative performance in 2013’s strong equity market, since the benchmark remains fully invested at all times.

Conversely, several factors helped the Fund’s performance. From a sector allocation perspective, an underweight position in the information technology sector contributed to full-year results, as did an underweight in the weaker utilities sector. Fund holdings in the consumer discretionary sector, where the Fund held an overweight stake, did well. For example, Amazon.com, one of the Fund’s largest holdings, advanced almost 60% for the year. In the health care sector, Gilead Sciences rose due to broader approval of its HIV treatment, Stribild – and positive results from clinical trials for certain types of its cancer treatments. In addition, biotechnology company Incyte experienced promising results from a few of its drug trials – including one to treat pancreatic cancer and another to treat rheumatoid arthritis. The Fund’s small position in computer and personal electronics maker Apple also contributed to relative results, as the stock lagged the benchmark in 2013. The same was true of the Fund’s avoidance of ExxonMobil, which underperformed in 2013. Looking outside the U.S., stock selection in the Netherlands and Ireland was positive for the year, although the Fund experienced weakness in its holdings based in Canada and India.

Capital Research’s outlook

As active managers, we invest in companies rather than markets. Our expectation is that global economic growth may remain modest in 2014 – but that there is the potential for this to be a period of accelerating growth in the U.S. We also believe that corporate balance sheets will remain healthy this year. We continue to seek attractive investment opportunities in companies across all sectors, including firms that offer products and services designed to satisfy consumer demand in rapidly growing

15

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

developing countries. Finally, we believe that companies that pay and increase dividends could continue to remain attractive as investors seek alternatives to traditional fixed-income investments.

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

16

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class I	29.56%	18.91%	7.99%
S&P 500 Index*	32.39%	17.94%	9.27%
Russell 1000 Growth Index	33.48%	20.39%	10.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that Capital Research believes have the potential for growth. Although the Master International Fund focuses on investments in medium- to large-capitalization companies, the Master International Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund returned 21.09%, substantially outperforming the 15.29% return of Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. Conversely, the Fund trailed the 22.78% return of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE®) Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

During 2013, the primary reason for the Fund’s strong outperformance was stock selection. Despite the Fund having an underweight position, relative to the benchmark, in strong-performing Japan, stock selection there was extremely successful. In China, a country whose equity markets faced numerous challenges in 2013, stock selection was also quite favorable. Some of the Fund holdings that were major contributors to 2013 performance were in Japan or China. For example, SoftBank, a Japanese telecommunications company that acquired a majority share of wireless phone services provider Sprint, is a Fund holding whose stock price nearly doubled in 2013, despite initial investor uncertainty over SoftBank’s $21.6 billion Sprint acquisition price. Investors eventually embraced SoftBank, in part because the company also owns a substantial position in Alibaba. Alibaba is the Chinese e-commerce giant that is expected to become a publicly traded company in 2014 in what may be one of the largest initial public offerings ever. In 2012, Alibaba’s sales volume was nearly double that of Amazon.com’s. Another performance standout was Fund holding Sands China Ltd., an entertainment and gaming company in the consumer discretionary sector, whose stock price nearly doubled in 2013, as gaming continued to be extremely popular with China consumers. The Fund’s overweight stake, relative to the benchmark, in Sands China also helped to drive full-year results. Fund holding Baidu, a Chinese language Internet search provider, also did well for the year. The company made a big comeback in 2013, creating an increased presence in the mobile marketplace. NetEase, a Chinese information technology company, was another Fund holding that was a standout for the year, as the power of the Chinese consumer continued to shine. Elsewhere, the stock price of Fund holding Bayer, a German pharmaceutical company in the health care sector, advanced for the year. Bayer received approval for one of its prostate cancer medicines – and the company has the kind of rich product pipeline that investors tend to favor. On a sector-specific basis, the Fund’s allocations to the materials, telecommunications, and consumer discretionary sectors contributed the most to its full-year performance. In addition, the Fund’s ability to avoid weakness in emerging markets benefited performance.

On the negative side, overweight allocations to South Korea and India hurt the Fund. Fund holding Samsung Electronics, a South Korean high-tech manufacturer and digital media provider, detracted from the Fund’s performance on a relative basis, as investors became frustrated by the corporation’s cash balance and the margin pressures associated with the manufacturing of Samsung’s lower-end smartphones. Ultimately, Samsung lagged the broader market and was the Fund’s biggest detractor for the year. Power Grid Corporation of India, a power supplier in the utilities sector, also hampered Fund performance. Charoen Pokphand, a Thailand-based agro-industrial and food conglomerate that was a Fund holding in the consumer staples sector – and Pharmstandard, a health care company that is Russia’s biggest drug maker and that experienced sales declines in 2013 – detracted slightly from full-year results.

18

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Capital Research’s outlook

As active managers, we invest in companies rather than markets. Our expectation is that global economic growth may remain modest in 2014 – but that there is the potential for this to be a period of accelerating growth in the U.S. We also believe that corporate balance sheets will remain healthy this year. We continue to seek attractive investment opportunities in companies across all sectors, including firms that offer products and services designed to satisfy consumer demand in rapidly growing developing countries. Finally, we believe that companies that pay and increase dividends could continue to remain attractive as investors seek alternatives to traditional fixed-income investments.

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

19

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class I	21.09%	13.15%	4.75%
MSCI ACWI ex USA*	15.29%	12.81%	3.52%
MSCI EAFE Index	22.78%	12.44%	3.98%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of domestic and international Underlying Funds. As of the date of this report, it is expected that the Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund returned 18.30%, significantly trailing the 32.39% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed the 15.29% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex USA, an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund also outpaced, by a wide margin, the -2.02% return of the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. Finally, the Fund’s 18.30% return outperformed the 17.71% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

With respect to the American Funds Insurance Series – Bond Fund (the “Bond Fund”), the Fund outperformed the Barclays U.S. Aggregate Bond Index (the “index”). The biggest theme in the fixed-income markets in 2013 was the abundance of corporate debt issuance, coupled with the strong results of the corporate bond market itself. Consequently, the Bond Fund’s holdings in corporate bonds helped the Bond Fund’s full-year results, particularly within the telecommunications sector, where Verizon Wireless was a major standout. During the reporting period, the Bond Fund held an overweight position, relative to the index, in investment-grade bonds, which also helped drive full-year results. The Bond Fund’s underweight position in agency pass-through securities also contributed to performance, as uncertainty in the mortgage market caused some volatility in the mortgage-backed securities (MBS) sector and hampered the Bond Fund’s performance for the year. The Bond Fund trimmed its exposure to MBS as a result of the Federal Reserve’s (the “Fed”) decision to taper its Quantitative Easing program (“QE”) beginning in January 2014. (An agency pass-through security is a security, backed by a U.S. government agency, representing pooled bonds, which passes income from debtors to its security holders. Mortgages are agency pass-through securities.) In the financials sector, two Bond Fund holdings – global financial services firm Morgan Stanley and banking giant Bank of America – were both strong performers for the year, as was a Dutch landline and mobile telecommunications company, Royal KPN. The Bond Fund’s position in Altria Group (consumer discretionary), an American multinational corporation that is the parent company of one of the world’s largest tobacco companies, was another holding that helped performance. The Bond Fund’s investment in commercial mortgage-backed securities also worked against full-year performance.

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) outperformed the benchmark in 2013. Sector allocations to the strong-performing information technology, health care, industrials, and materials sectors helped drive the Income and Growth Fund’s performance – particularly its overweight stakes in the health care and industrials sectors. Stock selection was quite favorable during the year, as the share price doubled for Income and Growth Fund holding Hewlett-Packard Co., a leading computer manufacturer that announced layoffs during the reporting period. The price of shares for Income and Growth Fund holding Gilead Sciences also more than doubled during the year, due in part to its broader approval of its HIV treatment, Stribild. The Income and Growth Fund’s position in Johnson Controls (consumer discretionary), an American company that offers energy-efficient products and services for a diverse group of industries, was another contributor to performance. Conversely, utilities was the only market sector that detracted from the Income and Growth Fund’s absolute results during the year, where its positions in FirstEnergy Corporation and Exelon, both energy providers, proved detrimental. Another Income and Growth Fund holding that detracted from relative performance included U.K.-based oil giant Royal Dutch Shell, which disappointed when strong earnings results in the first half of 2013 were overshadowed by weaker-than-expected earnings in the second half. The Income and Growth Fund’s overweight position, relative to the benchmark, in the telecommunications sector also worked against Fund performance.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) outperformed the benchmark for the year. Stock selection in the U.S. was the largest contributor to Fund outperformance – particularly in information technology, the sector associated with three of the Growth-Income Fund’s top five holdings for the year. Avoiding shares of diversified technology products and services company International Business Machines (IBM) also contributed to the Growth-Income Fund’s performance, since IBM lagged the benchmark during the period. Another performer driver was Growth-Income Fund holding Yahoo!, an American multinational Internet corporation whose stock price was up over 100% for the year. In the health care sector, Gilead Sciences, one of the Growth-Income Fund’s largest holdings, was also its largest contributor to performance, as its stock price rose due to positive investor sentiment that resulted from the broader approval of its HIV treatment, Stribild, and the promising results in early trials of some of the company’s new cancer-related treatments. Another top performer in health care was Illumina, a genetic sequencing company that advanced strongly for the year. The Growth-Income Fund’s position in information technology company Texas Instruments, a global semiconductor designer and manufacturer, proved beneficial for performance, as did the Fund’s decision not to hold EMC, a computer and peripherals company that underperformed for the year. From a sector allocation standpoint, an overweight position in health care, which outperformed, contributed to full-year results. An underweight position in the weaker utilities sector also contributed. Conversely, the Growth-Income Fund’s 6.5% average cash position during the year hampered relative performance in 2013’s strong equity environment, as the benchmark does not hold cash. Growth-Income Fund holding Edwards Lifesciences, a U.S. health care provider that is the number-one heart valve company in the world, disappointed in terms of revenue and earnings growth. The Growth-Income Fund’s positions in Royal Dutch Shell (energy) and tobacco giant Philip Morris, a large Fund holding in the consumer staples sector – and its lack of exposure to the biotechnology company Celgene Corporation, a performance standout in the health care sector – also detracted from its 2013 performance.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI All Country World Index ex USA (the “index”) for the year. The primary reason for the International Fund’s strong outperformance was stock selection. Some of the International Fund holdings that were major contributors to performance were in Japan and China. For example, SoftBank, a Japanese telecommunications company that acquired a majority share of wireless phone services provider Sprint, is an International Fund holding whose stock price nearly doubled in 2013, despite initial investor uncertainty over SoftBank’s $21.6 billion Sprint acquisition price. Investors eventually embraced SoftBank, in part because the company also owns a substantial position in Alibaba – the Chinese e-commerce giant that is expected to become a publicly traded company in 2014 in what may be one of the largest initial public offerings ever. Another performance standout was International Fund holding Sands China Ltd., an entertainment and gaming company in the consumer discretionary sector, whose stock price nearly doubled in 2013, as gaming continued to be extremely popular with China consumers. International Fund holding Baidu, a Chinese language Internet search provider, also did well, making a big comeback in 2013 and creating an increased presence in the mobile marketplace. NetEase, a Chinese information technology company, was another holding that was a positive contributor for the year. Elsewhere, the stock price of International Fund holding Bayer, a German pharmaceutical company in the health care sector, advanced. Bayer received approval for one of its prostate cancer medicines – and the company has the kind of rich product pipeline that investors tend to favor. On a sector-specific basis, the International Fund’s allocations to the materials, telecommunications, and consumer discretionary sectors contributed the most to performance. In addition, the International Fund’s ability to avoid weakness in emerging markets benefited performance. On the negative side, overweight

22

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

allocations to South Korea and India detracted. International Fund holding Samsung Electronics, a South Korean high-tech manufacturer and digital media provider, hampered performance on a relative basis, as investors became frustrated by the corporation’s cash balance and the margin pressures associated with the manufacturing of Samsung’s lower-end smartphones.

Capital Research’s outlook

As active managers, we invest in companies rather than markets. Our expectation is that global economic growth may remain modest in 2014 – but that there is the potential for this to be a period of accelerating growth in the U.S. We also believe that corporate balance sheets will remain healthy this year. We continue to seek attractive investment opportunities in companies across all sectors, including firms that offer products and services designed to satisfy consumer demand in rapidly growing developing countries. Finally, we believe that companies that pay and increase dividends could continue to remain attractive as investors seek alternatives to traditional fixed-income investments.

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	65.9%
Fixed Income Funds	34.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

23

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/15/08 - 12/31/13
Service Class I	18.30%	12.39%	6.31%
S&P 500 Index*	32.39%	17.94%	9.27%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.89%
MSCI ACWI ex USA	15.29%	12.81%	3.52%
Custom MML Core Allocation Index	17.71%	12.92%	7.70%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,200,068	$20,821,174
MML Equity Income Fund, Initial Class (a)	1,761,884	23,732,579
MML Focused Equity Fund, Class II (a)	465,717	7,283,820
MML Foreign Fund, Initial Class (a)	1,232,334	13,826,784
MML Fundamental Growth Fund, Class II (a)	1,005,911	14,545,471
MML Fundamental Value Fund, Class II (a)	1,234,468	19,084,872
MML Global Fund, Class I (a)	770,262	9,582,055
MML High Yield Fund, Class II (a)	2,015,699	22,233,156
MML Income & Growth Fund, Initial Class (a)	1,124,632	13,045,728
MML Inflation-Protected and Income Fund, Initial Class (a)	647,031	6,696,772
MML Large Cap Growth Fund, Initial Class (a)	929,110	13,592,882
MML Managed Bond Fund, Initial Class (a)	9,679,060	120,395,915
MML Mid Cap Growth Fund, Initial Class (a)	520,735	8,638,990
MML Mid Cap Value Fund, Initial Class (a)	807,112	11,017,081
MML PIMCO Total Return Fund, Class II (a)	6,089,758	62,968,097
MML Short-Duration Bond Fund, Class II (a)	3,242,222	32,227,686
MML Small Cap Growth Equity Fund, Initial Class (a)	216,757	4,943,592
MML Small Company Value Fund, Class II (a)	262,293	6,263,545
MML Small/Mid Cap Value Fund, Initial Class (a)	309,760	4,274,708
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	46,584	3,471,015
Oppenheimer Global Fund/VA, Non-Service Shares (a)	166,364	6,797,694
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	6,028,823	32,435,066
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	4,065,690	10,448,823

		468,327,505

TOTAL MUTUAL FUNDS (Cost $430,085,809)		468,327,505

Value

TOTAL LONG-TERM INVESTMENTS (Cost $430,085,809)	$468,327,505

TOTAL INVESTMENTS — 100.1% (Cost $430,085,809) (c)	468,327,505

Other Assets/(Liabilities) — (0.1)%	(332,852)

NET ASSETS — 100.0%	$467,994,653

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,764,175	$30,608,439
MML Equity Income Fund, Initial Class (a)	2,300,487	30,987,557
MML Focused Equity Fund, Class II (a)	829,418	12,972,092
MML Foreign Fund, Initial Class (a)	1,687,201	18,930,397
MML Fundamental Growth Fund, Class II (a)	1,492,258	21,578,057
MML Fundamental Value Fund, Class II (a)	1,633,306	25,250,909
MML Global Fund, Class I (a)	1,106,976	13,770,787
MML High Yield Fund, Class II (a)	2,013,574	22,209,722
MML Income & Growth Fund, Initial Class (a)	1,495,942	17,352,927
MML Inflation-Protected and Income Fund, Initial Class (a)	766,407	7,932,317
MML Large Cap Growth Fund, Initial Class (a)	1,413,738	20,682,984
MML Managed Bond Fund, Initial Class (a)	9,657,265	120,124,811
MML Mid Cap Growth Fund, Initial Class (a)	981,679	16,286,053
MML Mid Cap Value Fund, Initial Class (a)	1,271,836	17,360,564
MML PIMCO Total Return Fund, Class II (a)	6,089,257	62,962,919
MML Short-Duration Bond Fund, Class II (a)	2,850,835	28,337,288
MML Small Cap Growth Equity Fund, Initial Class (a)	344,730	7,862,294
MML Small Company Value Fund, Class II (a)	359,725	8,590,235
MML Small/Mid Cap Value Fund, Initial Class (a)	488,772	6,745,055
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	81,709	6,088,171
Oppenheimer Global Fund/VA, Non-Service Shares (a)	294,771	12,044,336
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	6,130,687	32,983,095
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	6,598,581	16,958,354

		558,619,363

TOTAL MUTUAL FUNDS (Cost $491,100,551)		558,619,363

Value

TOTAL LONG-TERM INVESTMENTS (Cost $491,100,551)	$558,619,363

TOTAL INVESTMENTS — 100.1% (Cost $491,100,551) (c)	558,619,363

Other Assets/(Liabilities) — (0.1)%	(385,824)

NET ASSETS — 100.0%	$558,233,539

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	7,864,096	$136,442,073
MML Equity Income Fund, Initial Class (a)	8,232,222	110,888,024
MML Focused Equity Fund, Class II (a)	3,965,145	62,014,861
MML Foreign Fund, Initial Class (a)	6,211,723	69,695,529
MML Fundamental Growth Fund, Class II (a)	6,410,859	92,701,022
MML Fundamental Value Fund, Class II (a)	5,962,751	92,184,134
MML Global Fund, Class I (a)	4,561,714	56,747,728
MML High Yield Fund, Class II (a)	5,119,036	56,462,970
MML Income & Growth Fund, Initial Class (a)	6,145,840	71,291,741
MML Inflation-Protected and Income Fund, Initial Class (a)	2,176,272	22,524,415
MML Large Cap Growth Fund, Initial Class (a)	5,894,225	86,232,509
MML Managed Bond Fund, Initial Class (a)	26,775,331	333,053,064
MML Mid Cap Growth Fund, Initial Class (a)	4,128,578	68,493,103
MML Mid Cap Value Fund, Initial Class (a)	5,340,970	72,904,235
MML PIMCO Total Return Fund, Class II (a)	17,335,633	179,250,449
MML Short-Duration Bond Fund, Class II (a)	8,828,468	87,754,976
MML Small Cap Growth Equity Fund, Initial Class (a)	1,431,401	32,646,106
MML Small Company Value Fund, Class II (a)	1,637,535	39,104,334
MML Small/Mid Cap Value Fund, Initial Class (a)	2,028,805	27,997,513
MML Strategic Emerging Markets Fund, Class II (a) (b)	3,833,690	39,141,976
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	341,296	25,430,025
Oppenheimer Global Fund/VA, Non-Service Shares (a)	913,555	37,327,841
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	16,398,569	88,224,299
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	23,076,913	59,307,667

		1,947,820,594

Value

TOTAL MUTUAL FUNDS (Cost $1,675,573,091)	$1,947,820,594

TOTAL LONG-TERM INVESTMENTS (Cost $1,675,573,091)	1,947,820,594

TOTAL INVESTMENTS — 100.1%
(Cost $1,675,573,091) (c)	1,947,820,594

Other Assets/(Liabilities) — (0.1)%	(1,285,836)

NET ASSETS — 100.0%	$1,946,534,758

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	8,448,654	$146,584,147
MML Equity Income Fund, Initial Class (a)	8,005,407	107,832,835
MML Focused Equity Fund, Class II (a)	4,995,149	78,124,137
MML Foreign Fund, Initial Class (a)	6,116,223	68,624,023
MML Fundamental Growth Fund, Class II (a)	6,934,028	100,266,050
MML Fundamental Value Fund, Class II (a)	5,840,249	90,290,253
MML Global Fund, Class I (a)	4,702,538	58,499,573
MML High Yield Fund, Class II (a)	2,503,342	27,611,867
MML Income & Growth Fund, Initial Class (a)	4,812,655	55,826,798
MML Inflation-Protected and Income Fund, Initial Class (a)	1,457,511	15,085,236
MML Large Cap Growth Fund, Initial Class (a)	6,923,639	101,292,832
MML Managed Bond Fund, Initial Class (a)	14,510,535	180,493,689
MML Mid Cap Growth Fund, Initial Class (a)	4,816,274	79,901,990
MML Mid Cap Value Fund, Initial Class (a)	5,876,041	80,207,960
MML PIMCO Total Return Fund, Class II (a)	8,963,265	92,680,155
MML Short-Duration Bond Fund, Class II (a)	4,644,030	46,161,660
MML Small Cap Growth Equity Fund, Initial Class (a)	1,620,968	36,969,580
MML Small Company Value Fund, Class II (a)	1,698,945	40,570,800
MML Small/Mid Cap Value Fund, Initial Class (a)	2,127,480	29,359,223
MML Strategic Emerging Markets Fund, Class II (a) (b)	4,734,091	48,335,065
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	365,914	27,264,282
Oppenheimer Global Fund/VA, Non-Service Shares (a)	933,211	38,131,006
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	8,727,255	46,952,633
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	23,033,002	59,194,815

		1,656,260,609

Value

TOTAL MUTUAL FUNDS (Cost $1,299,241,516)	$1,656,260,609

TOTAL LONG-TERM INVESTMENTS (Cost $1,299,241,516)	1,656,260,609

TOTAL INVESTMENTS — 100.1%
(Cost $1,299,241,516) (c)	1,656,260,609

Other Assets/(Liabilities) — (0.1)%	(1,001,055)

NET ASSETS — 100.0%	$1,655,259,554

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	641,611	$11,131,957
MML Equity Income Fund, Initial Class (a)	607,460	8,182,485
MML Focused Equity Fund, Class II (a)	402,403	6,293,587
MML Foreign Fund, Initial Class (a)	458,161	5,140,567
MML Fundamental Growth Fund, Class II (a)	534,455	7,728,218
MML Fundamental Value Fund, Class II (a)	450,107	6,958,652
MML Global Fund, Class I (a)	351,662	4,374,671
MML High Yield Fund, Class II (a)	64,519	711,650
MML Income & Growth Fund, Initial Class (a)	340,250	3,946,896
MML Inflation-Protected and Income Fund, Initial Class (a)	47,134	487,835
MML Large Cap Growth Fund, Initial Class (a)	522,403	7,642,755
MML Managed Bond Fund, Initial Class (a)	410,164	5,101,945
MML Mid Cap Growth Fund, Initial Class (a)	383,107	6,355,748
MML Mid Cap Value Fund, Initial Class (a)	479,210	6,541,218
MML PIMCO Total Return Fund, Class II (a)	307,600	3,180,579
MML Short-Duration Bond Fund, Class II (a)	73,509	730,680
MML Small Cap Growth Equity Fund, Initial Class (a)	137,468	3,135,245
MML Small Company Value Fund, Class II (a)	139,262	3,325,587
MML Small/Mid Cap Value Fund, Initial Class (a)	180,002	2,484,031
MML Strategic Emerging Markets Fund, Class II (a) (b)	404,471	4,129,647
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	33,228	2,475,837
Oppenheimer Global Fund/VA, Non-Service Shares (a)	58,142	2,375,684
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	227,088	1,221,734
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	1,738,483	4,467,902

		108,125,110

TOTAL MUTUAL FUNDS (Cost $86,706,436)		108,125,110

Value
TOTAL LONG-TERM INVESTMENTS (Cost $86,706,436)	$108,125,110

TOTAL INVESTMENTS — 100.1% (Cost $86,706,436) (c)	108,125,110

Other Assets/(Liabilities) — (0.1)%	(83,789)

NET ASSETS — 100.0%	$108,041,321

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
American Funds Growth Fund, Class 1	1,200,559	$94,291,880

TOTAL MUTUAL FUNDS (Cost $63,881,332)		94,291,880

TOTAL LONG-TERM INVESTMENTS (Cost $63,881,332)		94,291,880

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Time Deposits — 0.1%
Euro Time Deposit, 0.010%, due 1/02/14	$65,279	65,279

TOTAL SHORT-TERM INVESTMENTS (Cost $65,279)		65,279

TOTAL INVESTMENTS — 100.2% (Cost $63,946,611) (a)		94,357,159

Other Assets/(Liabilities) — (0.2)%		(190,068)

NET ASSETS — 100.0%		$94,167,091

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds International Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Diversified Financial — 100.2%
American Funds International Fund, Class 1	2,287,036	$48,530,908

TOTAL MUTUAL FUNDS (Cost $37,412,501)		48,530,908

TOTAL LONG-TERM INVESTMENTS (Cost $37,412,501)		48,530,908

TOTAL INVESTMENTS — 100.2% (Cost $37,412,501) (a)		48,530,908

Other Assets/(Liabilities) — (0.2)%		(75,841)

NET ASSETS — 100.0%		$48,455,067

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML American Funds Core Allocation Fund – Portfolio of Investments

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
American Funds Blue Chip Income and Growth Fund, Class 1	10,643,039	$139,636,671
American Funds Bond Fund, Class 1	17,523,075	188,022,592
American Funds Growth-Income Fund, Class 1	3,299,938	167,372,837
American Funds International Fund, Class 1	2,644,948	56,125,797

		551,157,897

TOTAL MUTUAL FUNDS (Cost $429,893,594)		551,157,897

TOTAL LONG-TERM INVESTMENTS (Cost $429,893,594)		551,157,897

TOTAL INVESTMENTS — 100.1% (Cost $429,893,594) (a)		551,157,897

Other Assets/(Liabilities) — (0.1)%		(641,231)

NET ASSETS — 100.0%		$550,516,666

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

December 31, 2013

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2013

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value - affiliated issuers (Note 2 & 7) (b)	468,327,505	558,619,363
Short-term investments, at value (Note 2) (c)	-	-

Total investments	468,327,505	558,619,363

Receivables from:
Investments sold	629,046	12,747
Investment adviser	-	-
Fund shares sold	102,468	296,276

Total assets	469,059,019	558,928,386

Liabilities:
Payables for:
Investments purchased	102,468	296,276
Fund shares repurchased	626,780	10,106
Investment advisory fees	-	-
Trustees’ fees and expenses (Note 3)	53,683	63,040
Affiliates (Note 3):
Investment management fees	40,804	48,252
Administration fees	-	-
Service fees	203,845	239,762
Due to custodian	-	-
Accrued expense and other liabilities	36,786	37,411

Total liabilities	1,064,366	694,847

Net assets	$467,994,653	$558,233,539

Net assets consist of:
Paid-in capital	$388,977,597	$444,884,065
Undistributed (accumulated) net investment income (loss)	10,899,637	11,182,601
Accumulated net realized gain (loss) on investments and foreign currency transactions	29,875,723	34,648,061
Net unrealized appreciation (depreciation) on investments and foreign currency translations	38,241,696	67,518,812

Net assets	$467,994,653	$558,233,539

(a) Cost of Investments - unaffiliated issuers:	$-	$-
(b) Cost of investments - affiliated issuers:	$430,085,809	$491,100,551
(c) Cost of short-term investments:	$-	$-

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$94,291,880	$48,530,908	$551,157,897
1,947,820,594	1,656,260,609	108,125,110	-	-	-
-	-	-	65,279	-	-

1,947,820,594	1,656,260,609	108,125,110	94,357,159	48,530,908	551,157,897

52,075	42,261	64,169	2,954,129	919,767	-
-	-	-	-	1,469	-
1,597,430	388,224	28,535	297	876	521,695

1,949,470,099	1,656,691,094	108,217,814	97,311,585	49,453,020	551,679,592

1,597,430	388,224	28,535	-	-	511,995
43,058	34,490	63,669	2,953,986	920,416	7,173
-	-	-	25	-	-
192,117	210,831	11,642	7,724	5,079	55,237

166,816	142,325	9,250	12,386	6,289	94,143
-	-	-	20,643	10,482	117,681
883,510	604,262	30,778	57,497	29,469	328,867
-	-	-	65,279	-	-
52,410	51,408	32,619	26,954	26,218	47,830

2,935,341	1,431,540	176,493	3,144,494	997,953	1,162,926

$1,946,534,758	$1,655,259,554	$108,041,321	$94,167,091	$48,455,067	$550,516,666

$1,516,950,787	$1,141,589,558	$75,829,156	$59,600,823	$35,322,764	$403,231,702
32,656,853	23,412,665	1,115,062	438,777	415,780	7,971,008
124,679,615	133,238,238	9,678,429	3,716,943	1,598,116	18,049,653
272,247,503	357,019,093	21,418,674	30,410,548	11,118,407	121,264,303

$1,946,534,758	$1,655,259,554	$108,041,321	$94,167,091	$48,455,067	$550,516,666

$-	$-	$-	$63,881,332	$37,412,501	$429,893,594
$1,675,573,091	$1,299,241,516	$86,706,436	$-	$-	$-
$-	$-	$-	$65,279	$-	$-

35

MML Series Investment Fund — Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$141,078,204	$164,583,101

Shares outstanding (a)	12,379,444	14,208,106

Net asset value, offering price and redemption price per share	$11.40	$11.58

Service Class shares:
Net assets	$326,916,449	$393,650,438

Shares outstanding (a)	28,890,577	34,181,581

Net asset value, offering price and redemption price per share	$11.32	$11.52

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$465,691,992	$659,823,335	$56,721,125	$-	$-	$-

38,475,772	55,938,901	4,580,784	-	-	-

$12.10	$11.80	$12.38	$-	$-	$-

$1,480,842,766	$995,436,219	$51,320,196	$-	$-	$-

123,180,748	84,813,290	4,175,653	-	-	-

$12.02	$11.74	$12.29	$-	$-	$-

$-	$-	$-	$94,167,091	$48,455,067	$550,516,666

-	-	-	6,660,459	4,301,086	44,840,120

$-	$-	$-	$14.14	$11.27	$12.28

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$-	$-
Dividends - affiliated issuers (Note 7)	10,587,075	10,862,485

Total investment income	10,587,075	10,862,485

Expenses (Note 3):
Investment management fees	453,529	510,704
Custody fees	43,786	43,798
Audit fees	29,190	29,243
Legal fees	2,738	2,945
Proxy fees	1,028	1,028
Shareholder reporting fees	15,871	17,377
Trustees’ fees	33,745	37,644

	579,887	642,739
Administration fees:
Service Class I	-	-
Service fees:
Service Class	780,255	880,915
Service Class I	-	-

Total expenses	1,360,142	1,523,654
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses	1,360,142	1,523,654

Net investment income (loss)	9,226,933	9,338,831

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers (Note 7)	24,777,713	29,449,822
Realized gain distributions - affiliated issuers (Note 7)	7,383,403	9,428,734

Net realized gain (loss)	32,161,116	38,878,556

Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers	6,509,311	19,837,944

Net change in unrealized appreciation (depreciation)	6,509,311	19,837,944

Net realized gain (loss) and change in unrealized appreciation (depreciation)	38,670,427	58,716,500

Net increase (decrease) in net assets resulting from operations	$47,897,360	$68,055,331

The accompanying notes are an integral part of the financial statements.

38

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$1,006,275	$720,288	$11,448,813
31,768,248	22,405,782	1,084,502	-	-	-

31,768,248	22,405,782	1,084,502	1,006,275	720,288	11,448,813

1,696,212	1,515,151	93,640	120,602	64,494	955,292
45,191	45,917	47,056	1,021	1,021	5,653
30,228	30,163	28,881	28,867	28,838	29,211
9,439	8,874	474	132	78	851
1,028	1,028	1,028	1,028	1,028	1,028
46,857	44,970	4,097	6,226	4,554	24,687
124,503	110,345	6,788	5,855	3,112	34,850

1,953,458	1,756,448	181,964	163,731	103,125	1,051,572

-	-	-	201,004	107,490	1,194,116

3,137,328	2,264,055	107,506	-	-	-
-	-	-	201,004	107,490	1,194,116

5,090,786	4,020,503	289,470	565,739	318,105	3,439,804

-	-	-	(2,929)	(17,132)	-

5,090,786	4,020,503	289,470	562,810	300,973	3,439,804

26,677,462	18,385,279	795,032	443,465	419,315	8,009,009

-	-	-	3,811,961	1,621,129	18,471,200
101,214,297	111,672,364	7,944,064	-	-	-
35,022,167	35,941,242	2,570,113	-	-	-

136,236,464	147,613,606	10,514,177	3,811,961	1,621,129	18,471,200

-	-	-	16,661,648	6,347,235	53,538,913
108,604,854	139,369,197	11,179,370	-	-	-

108,604,854	139,369,197	11,179,370	16,661,648	6,347,235	53,538,913

244,841,318	286,982,803	21,693,547	20,473,609	7,968,364	72,010,113

$271,518,780	$305,368,082	$22,488,579	$20,917,074	$8,387,679	$80,019,122

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,226,933	$8,137,210
Net realized gain (loss) on investment transactions	32,161,116	15,365,217
Net change in unrealized appreciation (depreciation) on investments	6,509,311	16,542,495

Net increase (decrease) in net assets resulting from operations	47,897,360	40,044,922

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,213,034)	(2,392,553)
Service Class	(6,655,607)	(4,520,655)

Total distributions from net investment income	(9,868,641)	(6,913,208)

From net realized gains:
Initial Class	(4,041,372)	(4,249,213)
Service Class	(9,182,941)	(8,942,690)

Total distributions from net realized gains	(13,224,313)	(13,191,903)

Net fund share transactions (Note 5):
Initial Class	(7,746,222)	20,585,781
Service Class	14,477,597	50,933,302

Increase (decrease) in net assets from fund share transactions	6,731,375	71,519,083

Total increase (decrease) in net assets	31,535,781	91,458,894
Net assets
Beginning of year	436,458,872	344,999,978

End of year	$467,994,653	$436,458,872

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$10,899,637	$9,831,425

The accompanying notes are an integral part of the financial statements.

40

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$9,338,831	$8,113,520	$26,677,462	$21,897,368	$18,385,279	$17,326,397
38,878,556	27,501,646	136,236,464	84,053,005	147,613,606	131,695,539
19,837,944	12,286,977	108,604,854	49,638,152	139,369,197	29,520,733

68,055,331	47,902,143	271,518,780	155,588,525	305,368,082	178,542,669

(3,766,986)	(2,533,489)	(7,875,011)	(5,831,328)	(10,639,230)	(7,398,962)
(7,836,450)	(4,492,605)	(20,807,092)	(12,161,972)	(13,912,409)	(8,967,612)

(11,603,436)	(7,026,094)	(28,682,103)	(17,993,300)	(24,551,639)	(16,366,574)

(6,913,234)	(3,348,248)	(18,768,313)	(8,320,844)	(47,916,721)	(5,230,349)
(15,677,018)	(6,714,308)	(55,055,174)	(19,894,894)	(71,669,369)	(7,698,844)

(22,590,252)	(10,062,556)	(73,823,487)	(28,215,738)	(119,586,090)	(12,929,193)

4,997,204	12,116,176	10,884,692	10,347,681	35,587,720	(20,128,378)
58,234,913	42,319,768	295,859,044	204,955,868	72,437,592	(6,856,832)

63,232,117	54,435,944	306,743,736	215,303,549	108,025,312	(26,985,210)

97,093,760	85,249,437	475,756,926	324,683,036	269,255,665	122,261,692

461,139,779	375,890,342	1,470,777,832	1,146,094,796	1,386,003,889	1,263,742,197

$558,233,539	$461,139,779	$1,946,534,758	$1,470,777,832	$1,655,259,554	$1,386,003,889

$11,182,601	$11,558,580	$32,656,853	$28,551,696	$23,412,665	$24,392,526

41

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$795,032	$648,473
Net realized gain (loss) on investment transactions	10,514,177	7,588,934
Net change in unrealized appreciation (depreciation) on investments	11,179,370	2,416,834

Net increase (decrease) in net assets resulting from operations	22,488,579	10,654,241

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(602,148)	(348,090)
Service Class	(459,342)	(186,793)
Service Class I	-	-

Total distributions from net investment income	(1,061,490)	(534,883)

From net realized gains:
Initial Class	(2,976,552)	-
Service Class	(2,660,137)	-
Service Class I	-	-

Total distributions from net realized gains	(5,636,689)	-

Net fund share transactions (Note 5):
Initial Class	2,622,873	(517,891)
Service Class	9,757,387	1,381,764
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	12,380,260	863,873

Total increase (decrease) in net assets	28,170,660	10,983,231
Net assets
Beginning of year	79,870,661	68,887,430

End of year	$108,041,321	$79,870,661

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,115,062	$1,053,154

The accompanying notes are an integral part of the financial statements.

42

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$443,465	$254,810	$419,315	$397,403	$8,009,009	$6,397,042
3,811,961	1,540,695	1,621,129	1,019,228	18,471,200	8,807,009
16,661,648	7,211,388	6,347,235	4,371,380	53,538,913	27,684,714

20,917,074	9,006,893	8,387,679	5,788,011	80,019,122	42,888,765

-	-	-	-	-	-
-	-	-	-	-	-
(256,783)	(117,069)	(398,567)	(482,538)	(6,409,712)	(5,998,788)

(256,783)	(117,069)	(398,567)	(482,538)	(6,409,712)	(5,998,788)

-	-	-	-	-	-
-	-	-	-	-	-
(1,524,266)	(531,546)	(976,734)	(556,561)	(8,766,423)	(10,223,523)

(1,524,266)	(531,546)	(976,734)	(556,561)	(8,766,423)	(10,223,523)

-	-	-	-	-	-
-	-	-	-	-	-
8,962,236	8,431,522	2,818,964	2,074,021	62,676,475	40,091,108

8,962,236	8,431,522	2,818,964	2,074,021	62,676,475	40,091,108

28,098,261	16,789,800	9,831,342	6,822,933	127,519,462	66,757,562

66,068,830	49,279,030	38,623,725	31,800,792	422,997,204	356,239,642

$94,167,091	$66,068,830	$48,455,067	$38,623,725	$550,516,666	$422,997,204

$438,777	$252,098	$415,780	$395,034	$7,971,008	$6,371,735

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$10.81	$0.25	$0.93	$1.18	$(0.26)	$(0.33)	$(0.59)	$11.40	11.32%	$141,078	0.13%	2.19%
12/31/12	10.24	0.25	0.90	1.15	(0.21)	(0.37)	(0.58)	10.81	11.40%	140,899	0.13%	2.29%
12/31/11	10.82	0.21	0.06	0.27	(0.31)	(0.54)	(0.85)	10.24	2.57%	113,666	0.13%	2.00%
12/31/10	9.81	0.32	0.84	1.16	(0.15)	-	(0.15)	10.82	11.91%	101,461	0.13%	3.12%
12/31/09	8.15	0.19	1.53	1.72	(0.05)	(0.01)	(0.06)	9.81	21.15%	83,810	0.15%	2.11%
Service Class
12/31/13	$10.74	$0.22	$0.93	$1.15	$(0.24)	$(0.33)	$(0.57)	$11.32	11.07%	$326,916	0.38%	1.96%
12/31/12	10.18	0.22	0.90	1.12	(0.19)	(0.37)	(0.56)	10.74	11.15%	295,560	0.38%	2.05%
12/31/11	10.77	0.19	0.04	0.23	(0.28)	(0.54)	(0.82)	10.18	2.28%	231,334	0.38%	1.75%
12/31/10	9.78	0.29	0.83	1.12	(0.13)	-	(0.13)	10.77	11.59%	196,487	0.38%	2.87%
12/31/09	8.14	0.18	1.52	1.70	(0.05)	(0.01)	(0.06)	9.78	20.91%	143,548	0.40%	1.96%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	33%	18%	20%	44%	47%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$10.85	$0.23	$1.29		$1.52	$(0.28)	$(0.51)	$(0.79)	$11.58	14.49%	$164,583	0.13%	1.99%
12/31/12	10.06	0.22	1.01		1.23	(0.19)	(0.25)	(0.44)	10.85	12.40%	148,872	0.13%	2.08%
12/31/11	10.34	0.18	(0.00)[d]		0.18	(0.27)	(0.19)	(0.46)	10.06	1.73%	126,438	0.13%	1.76%
12/31/10	9.31	0.26	0.91		1.17	(0.14)	-	(0.14)	10.34	12.73%	130,142	0.13%	2.71%
12/31/09	7.59	0.15	1.63		1.78	(0.05)	(0.01)	(0.06)	9.31	23.50%	120,940	0.14%	1.83%
Service Class
12/31/13	$10.80	$0.20	$1.28		$1.48	$(0.25)	$(0.51)	$(0.76)	$11.52	14.23%	$393,650	0.38%	1.75%
12/31/12	10.02	0.19	1.01		1.20	(0.17)	(0.25)	(0.42)	10.80	12.12%	312,268	0.38%	1.83%
12/31/11	10.30	0.16	0.00	[d]	0.16	(0.25)	(0.19)	(0.44)	10.02	1.54%	249,453	0.38%	1.51%
12/31/10	9.28	0.24	0.91		1.15	(0.13)	-	(0.13)	10.30	12.49%	219,161	0.38%	2.46%
12/31/09	7.59	0.14	1.61		1.75	(0.05)	(0.01)	(0.06)	9.28	23.09%	161,300	0.39%	1.65%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	22%	21%	12%	39%	42%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$10.96	$0.20	$1.66	$1.86	$(0.21)	$(0.51)	$(0.72)	$12.10	17.57%	$465,692	0.12%	1.74%
12/31/12	10.04	0.20	1.11	1.31	(0.16)	(0.23)	(0.39)	10.96	13.17%	410,035	0.12%	1.82%
12/31/11	10.16	0.16	(0.06)	0.10	(0.21)	(0.01)	(0.22)	10.04	1.00%	365,793	0.12%	1.55%
12/31/10	9.08	0.22	0.99	1.21	(0.13)	-	(0.13)	10.16	13.48%	382,041	0.12%	2.30%
12/31/09	7.26	0.14	1.74	1.88	(0.05)	(0.01)	(0.06)	9.08	25.90%	331,628	0.13%	1.77%
Service Class
12/31/13	$10.89	$0.18	$1.65	$1.83	$(0.19)	$(0.51)	$(0.70)	$12.02	17.37%	$1,480,843	0.37%	1.51%
12/31/12	9.99	0.17	1.10	1.27	(0.14)	(0.23)	(0.37)	10.89	12.82%	1,060,743	0.37%	1.60%
12/31/11	10.12	0.13	(0.06)	0.07	(0.19)	(0.01)	(0.20)	9.99	0.73%	780,302	0.37%	1.31%
12/31/10	9.05	0.19	0.99	1.18	(0.11)	-	(0.11)	10.12	13.24%	622,603	0.37%	2.07%
12/31/09	7.26	0.12	1.73	1.85	(0.05)	(0.01)	(0.06)	9.05	25.48%	403,209	0.38%	1.54%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	19%	18%	12%	31%	39%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$10.66	$0.16	$2.13	$2.29	$(0.21)	$(0.94)	$(1.15)	$11.80	22.64%		$659,823	0.12%	1.36%
12/31/12	9.53	0.15	1.22	1.37	(0.14)	(0.10)	(0.24)	10.66	14.49%		559,044	0.12%	1.43%
12/31/11	9.75	0.12	(0.16)	(0.04)	(0.18)	-	(0.18)	9.53	(0.41%	)	518,216	0.12%	1.23%
12/31/10	8.59	0.15	1.11	1.26	(0.10)	-	(0.10)	9.75	14.92%		538,363	0.12%	1.68%
12/31/09	6.66	0.12	1.85	1.97	(0.03)	(0.01)	(0.04)	8.59	29.61%		470,601	0.12%	1.57%
Service Class
12/31/13	$10.62	$0.13	$2.11	$2.24	$(0.18)	$(0.94)	$(1.12)	$11.74	22.25%		$995,436	0.37%	1.11%
12/31/12	9.49	0.12	1.23	1.35	(0.12)	(0.10)	(0.22)	10.62	14.28%		826,960	0.37%	1.18%
12/31/11	9.71	0.10	(0.16)	(0.06)	(0.16)	-	(0.16)	9.49	(0.63%	)	745,526	0.37%	0.98%
12/31/10	8.57	0.13	1.10	1.23	(0.09)	-	(0.09)	9.71	14.54%		755,101	0.37%	1.45%
12/31/09	6.66	0.10	1.85	1.95	(0.03)	(0.01)	(0.04)	8.57	29.29%		559,084	0.37%	1.34%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	22%	27%	12%	32%	40%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Initial Class
12/31/13	$10.47	$0.11	$2.65	$2.76	$(0.14)	$(0.71)	$(0.85)	$12.38	27.39%		$56,721	0.19%	0.19%	[l]	0.94%
12/31/12	9.12	0.10	1.33	1.43	(0.08)	-	(0.08)	10.47	15.73%		45,399	0.20%	0.20%	[k]	0.98%
12/31/11	9.40	0.08	(0.26)	(0.18)	(0.10)	-	(0.10)	9.12	(1.86%	)	40,085	0.19%	N/A		0.81%
12/31/10	8.20	0.09	1.21	1.30	(0.10)	-	(0.10)	9.40	16.05%		41,787	0.21%	0.20%		1.08%
12/31/09	6.15	0.09	2.00	2.09	(0.02)	(0.02)	(0.04)	8.20	34.04%		33,931	0.24%	0.20%		1.34%
Service Class
12/31/13	$10.40	$0.08	$2.64	$2.72	$(0.12)	$(0.71)	$(0.83)	$12.29	27.15%		$51,320	0.44%	0.44%	[l]	0.74%
12/31/12	9.07	0.07	1.32	1.39	(0.06)	-	(0.06)	10.40	15.35%		34,472	0.45%	0.45%	[k]	0.72%
12/31/11	9.35	0.05	(0.24)	(0.19)	(0.09)	-	(0.09)	9.07	(2.03%	)	28,803	0.44%	N/A		0.59%
12/31/10	8.16	0.07	1.20	1.27	(0.08)	-	(0.08)	9.35	15.83%		22,669	0.46%	0.45%		0.86%
12/31/09	6.14	0.08	1.98	2.06	(0.02)	(0.02)	(0.04)	8.16	33.60%		15,066	0.49%	0.45%		1.11%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	27%	35%	20%	42%	38%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/13	$11.16	$0.07	$3.19	$3.26	$(0.04)	$(0.24)	$(0.28)	$14.14	29.56%		$94,167	0.70%	0.70%	[k]	0.55%
12/31/12	9.61	0.05	1.62	1.67	(0.02)	(0.10)	(0.12)	11.16	17.41%		66,069	0.74%	0.70%		0.44%
12/31/11	10.32	0.03	(0.51)	(0.48)	(0.03)	(0.20)	(0.23)	9.61	(4.74%	)	49,279	0.77%	0.70%		0.26%
12/31/10	8.80	0.04	1.55	1.59	(0.02)	(0.05)	(0.07)	10.32	18.16%		37,761	0.81%	0.70%		0.43%
12/31/09	6.36	0.03	2.44	2.47	-	(0.03)	(0.03)	8.80	38.86%		22,130	0.90%	0.70%		0.39%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	8%	6%	3%	10%	9%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

49

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/13	$9.62	$0.10	$1.88	$1.98	$(0.10)	$(0.23)	$(0.33)	$11.27	21.09%		$48,455	0.74%	0.70%	0.98%
12/31/12	8.44	0.10	1.34	1.44	(0.12)	(0.14)	(0.26)	9.62	17.38%		38,624	0.79%	0.70%	1.11%
12/31/11	10.22	0.14	(1.60)	(1.46)	(0.13)	(0.19)	(0.32)	8.44	(14.36%	)	31,801	0.81%	0.70%	1.49%
12/31/10	9.79	0.17	0.47	0.64	(0.08)	(0.13)	(0.21)	10.22	6.82%		31,337	0.83%	0.70%	1.78%
12/31/09	6.92	0.12	2.82	2.94	-	(0.07)	(0.07)	9.79	42.63%		21,308	0.91%	0.70%	1.48%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	8%	10%	6%	9%	12%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

50

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/13	$10.72	$0.19	$1.73	$1.92	$(0.15)	$(0.21)	$(0.36)	$12.28	18.30%		$550,517	0.72%	0.72%	[l]	1.68%
12/31/12	10.00	0.17	0.99	1.16	(0.16)	(0.28)	(0.44)	10.72	11.70%		422,997	0.73%	0.73%	[l]	1.63%
12/31/11	10.21	0.18	(0.20)	(0.02)	(0.15)	(0.04)	(0.19)	10.00	(0.16%	)	356,240	0.75%	N/A		1.77%
12/31/10	9.56	0.18	0.67	0.85	(0.13)	(0.07)	(0.20)	10.21	9.17%		325,337	0.76%	0.75%		1.89%
12/31/09	7.75	0.20	1.69	1.89	(0.08)	-	(0.08)	9.56	24.52%		231,008	0.77%	0.75%		2.31%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes[x]	8%	8%	13%	3%	10%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

51

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19. 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds® Growth Fund (“American Funds Growth Fund”)

MML American Funds® International Fund (“American Funds International Fund”)

MML American Funds® Core Allocation Fund (“American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets primarily in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust, the applicable series of the MML Series Investment Fund II (which are advised by MassMutual), Oppenheimer Funds (which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual), and non-affiliated funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

American Funds Growth Fund and American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2013, the American Funds Growth Fund and American Funds International Fund owned 0.40% and 0.52% of the Growth and International Master Funds, respectively. The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

52

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset values of its corresponding Master Fund or underlying funds. Shares of the Master Funds and underlying funds are valued at their closing net asset values as reported on each business day. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value.

Certain underlying funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds or Master Funds, as applicable, explain the valuation methods for the underlying funds or Master Funds, including the circumstances under which the underlying funds or Master Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, American Funds International Fund, and American Funds Core Allocation Fund characterized all investments at Level 1, as of December 31, 2013. The American Funds Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2013. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the

53

Notes to Financial Statements (Continued)

portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain underlying funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

54

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Conservative Allocation Fund	0.10%	Aggressive Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Moderate Allocation Fund	0.10%	American Funds International Fund	0.15%
Growth Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%

Administration Fees

For the American Funds Growth Fund, American Funds International Fund, and American Funds Core Allocation Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%
American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds (other than extraordinary litigation and legal expenses, Master/Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Initial Class	Service Class	Service Class I
Aggressive Allocation Fund*	0.20%	0.45%	None
American Funds Growth Fund**	None	None	0.70%
American Funds International Fund**	None	None	0.70%
American Funds Core Allocation Fund*	None	None	0.75%

#	Master/Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013.
**	Expense caps in effect through April 30, 2014.

55

Notes to Financial Statements (Continued)

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$149,811,073	$-	$149,519,473
Balanced Allocation Fund	-	158,259,506	-	110,378,878
Moderate Allocation Fund	-	587,275,176	-	321,001,108
Growth Allocation Fund	-	344,955,975	-	326,587,092
Aggressive Allocation Fund	-	34,620,493	-	25,553,743
American Funds Growth Fund	-	14,366,636	-	6,709,784
American Funds International Fund	-	5,448,550	-	3,574,043
American Funds Core Allocation Fund	-	95,620,175	-	39,980,475

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	1,877,823	$21,025,436	2,979,839	$31,948,401
Issued as reinvestment of dividends	677,349	7,254,406	634,968	6,641,766
Redeemed	(3,212,722)	(36,026,064)	(1,679,318)	(18,004,386)

Net increase (decrease)	(657,550)	$(7,746,222)	1,935,489	$20,585,781

Conservative Allocation Fund Service Class
Sold	4,864,126	$54,092,874	5,625,441	$60,005,784
Issued as reinvestment of dividends	1,488,585	15,838,548	1,293,309	13,463,345
Redeemed	(4,982,866)	(55,453,825)	(2,116,789)	(22,535,827)

Net increase (decrease)	1,369,845	$14,477,597	4,801,961	$50,933,302

56

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Balanced Allocation Fund Initial Class
Sold	1,423,956	$16,210,783	2,319,860	$24,707,815
Issued as reinvestment of dividends	992,586	10,680,220	561,771	5,881,737
Redeemed	(1,925,556)	(21,893,799)	(1,732,319)	(18,473,376)

Net increase (decrease)	490,986	$4,997,204	1,149,312	$12,116,176

Balanced Allocation Fund Service Class
Sold	4,950,833	$55,901,363	4,659,402	$49,389,515
Issued as reinvestment of dividends	2,195,468	23,513,468	1,074,488	11,206,913
Redeemed	(1,881,103)	(21,179,918)	(1,721,202)	(18,276,660)

Net increase (decrease)	5,265,198	$58,234,913	4,012,688	$42,319,768

Moderate Allocation Fund Initial Class
Sold	2,873,269	$33,309,584	3,497,176	$37,444,715
Issued as reinvestment of dividends	2,398,139	26,643,324	1,343,986	14,152,172
Redeemed	(4,218,325)	(49,068,216)	(3,851,795)	(41,249,206)

Net increase (decrease)	1,053,083	$10,884,692	989,367	$10,347,681

Moderate Allocation Fund Service Class
Sold	21,048,925	$244,351,216	18,187,217	$193,806,084
Issued as reinvestment of dividends	6,865,364	75,862,266	3,058,861	32,056,866
Redeemed	(2,102,713)	(24,354,438)	(1,981,538)	(20,907,082)

Net increase (decrease)	25,811,576	$295,859,044	19,264,540	$204,955,868

Growth Allocation Fund Initial Class
Sold	2,205,422	$25,220,688	1,874,036	$19,279,430
Issued as reinvestment of dividends	5,503,379	58,555,951	1,239,383	12,629,311
Redeemed	(4,194,509)	(48,188,919)	(5,059,502)	(52,037,119)

Net increase (decrease)	3,514,292	$35,587,720	(1,946,083)	$(20,128,378)

Growth Allocation Fund Service Class
Sold	3,508,324	$39,764,971	1,777,143	$18,216,236
Issued as reinvestment of dividends	8,073,752	85,581,778	1,642,015	16,666,456
Redeemed	(4,655,264)	(52,909,157)	(4,078,032)	(41,739,524)

Net increase (decrease)	6,926,812	$72,437,592	(658,874)	$(6,856,832)

Aggressive Allocation Fund Initial Class
Sold	483,643	$5,615,320	499,229	$4,990,949
Issued as reinvestment of dividends	325,632	3,578,700	34,984	348,090
Redeemed	(564,756)	(6,571,147)	(591,254)	(5,856,930)

Net increase (decrease)	244,519	$2,622,873	(57,041)	$(517,891)

Aggressive Allocation Fund Service Class
Sold	1,000,300	$11,507,602	456,872	$4,565,027
Issued as reinvestment of dividends	285,667	3,119,478	18,868	186,793
Redeemed	(423,630)	(4,869,693)	(337,631)	(3,370,056)

Net increase (decrease)	862,337	$9,757,387	138,109	$1,381,764

American Funds Growth Fund Service Class I
Sold	1,330,363	$16,761,260	1,253,317	$13,396,343
Issued as reinvestment of dividends	144,448	1,781,049	61,133	648,615
Redeemed	(735,381)	(9,580,073)	(521,024)	(5,613,436)

Net increase (decrease)	739,430	$8,962,236	793,426	$8,431,522

57

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
American Funds International Fund Service Class I
Sold	591,916	$6,139,893	655,019	$5,851,223
Issued as reinvestment of dividends	140,051	1,375,301	117,945	1,039,099
Redeemed	(447,249)	(4,696,230)	(526,695)	(4,816,301)

Net increase (decrease)	284,718	$2,818,964	246,269	$2,074,021

American Funds Core Allocation Fund Service Class I
Sold	5,785,592	$67,466,530	4,424,765	$46,822,170
Issued as reinvestment of dividends	1,353,803	15,176,135	1,553,861	16,222,311
Redeemed	(1,740,422)	(19,966,190)	(2,175,338)	(22,953,373)

Net increase (decrease)	5,398,973	$62,676,475	3,803,288	$40,091,108

6.	Federal Income Tax Information

At December 31, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$430,481,621	$43,938,093	$(6,092,209)	$37,845,884
Balanced Allocation Fund	491,673,924	71,397,213	(4,451,774)	66,945,439
Moderate Allocation Fund	1,677,510,781	283,511,588	(13,201,775)	270,309,813
Growth Allocation Fund	1,304,923,070	358,714,248	(7,376,709)	351,337,539
Aggressive Allocation Fund	86,950,492	21,547,323	(372,705)	21,174,618
American Funds Growth Fund	63,985,564	30,371,595	-	30,371,595
American Funds International Fund	37,433,677	11,097,231	-	11,097,231
American Funds Core Allocation Fund	430,188,220	121,084,734	(115,057)	120,969,677

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

58

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$9,991,892	$13,101,062	$-
Balanced Allocation Fund	11,799,523	22,394,165	-
Moderate Allocation Fund	29,064,823	73,440,767	-
Growth Allocation Fund	25,806,493	118,331,236	-
Aggressive Allocation Fund	1,061,490	5,636,689	-
American Funds Growth Fund	256,783	1,524,266	-
American Funds International Fund	398,567	976,734	-
American Funds Core Allocation Fund	6,409,712	8,766,423	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$7,133,928	$12,971,183	$-
Balanced Allocation Fund	7,120,778	9,967,872	-
Moderate Allocation Fund	18,247,700	27,961,338	-
Growth Allocation Fund	16,366,574	12,929,193	-
Aggressive Allocation Fund	534,883	-	-
American Funds Growth Fund	117,069	531,546	-
American Funds International Fund	482,538	556,561	-
American Funds Core Allocation Fund	5,998,788	10,223,523	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
Conservative Allocation Fund	$26,944
Balanced Allocation Fund	38,327
Moderate Allocation Fund	138,833
Growth Allocation Fund	159,212
Aggressive Allocation Fund	10,764
American Funds International Fund	80,062
American Funds Core Allocation Fund	86,759

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

59

Notes to Financial Statements (Continued)

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$11,108,984	$30,113,388	$(51,200)	$37,845,884
Balanced Allocation Fund	11,335,964	35,128,275	(60,204)	66,945,439
Moderate Allocation Fund	33,338,445	126,118,310	(182,597)	270,309,813
Growth Allocation Fund	23,848,551	138,686,375	(202,471)	351,337,541
Aggressive Allocation Fund	1,151,799	9,896,866	(11,118)	21,174,618
American Funds Growth Fund	446,044	3,755,896	(7,267)	30,371,595
American Funds International Fund	420,618	1,619,293	(4,839)	11,097,231
American Funds Core Allocation Fund	8,023,583	18,344,278	(52,574)	120,969,677

During the year ended December 31, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$23	$(1,709,943)	$1,709,920
Balanced Allocation Fund	27	(1,888,653)	1,888,626
Moderate Allocation Fund	81	(6,109,879)	6,109,798
Growth Allocation Fund	88	(5,186,587)	5,186,499
Aggressive Allocation Fund	5	(328,371)	328,366
American Funds Growth Fund	3	-	(3)
American Funds International Fund	2	-	(2)
American Funds Core Allocation Fund	24	-	(24)

The Funds did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2013, was as follows:

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,328,169	343,796	471,897	1,200,068	$20,821,174	$42,815	$1,682,761	$2,699,862
MML Equity Fund, Initial Class	215,910	5,727	221,637	-	-	-	-	981,180
MML Equity Income Fund, Initial Class	2,047,205	322,902	608,223	1,761,884	23,732,579	421,340	-	1,965,698
MML Focused Equity Fund, Class II	573,050	83,212	190,545	465,717	7,283,820	-	89,596	539,808

60

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund (Continued)
MML Foreign Fund, Initial Class	1,143,392	629,790	540,848	1,232,334	$13,826,784	$257,426	$-	$857,812
MML Fundamental Growth Fund, Class II	1,136,095	202,086	332,270	1,005,911	14,545,471	-	11,197	560,105
MML Fundamental Value Fund, Class II	1,297,551	330,011	393,094	1,234,468	19,084,872	276,969	573,196	1,337,545
MML Global Fund, Class I	1,074,322	160,451	464,511	770,262	9,582,055	116,054	-	1,904,640
MML High Yield Fund, Class II	1,734,005	945,740	664,046	2,015,699	22,233,156	1,366,137	538,846	845,920
MML Income & Growth Fund, Initial Class	1,037,984	398,244	311,596	1,124,632	13,045,728	218,253	-	792,090
MML Inflation-Protected and Income Fund, Initial Class	996,499	225,750	575,218	647,031	6,696,772	123,842	162,815	497,000
MML Large Cap Growth Fund, Initial Class	1,005,431	217,585	293,906	929,110	13,592,882	47,908	649,106	1,228,071
MML Managed Bond Fund, Initial Class	8,562,962	2,980,951	1,864,853	9,679,060	120,395,915	3,687,122	1,326,348	402,454
MML Mid Cap Growth Fund, Initial Class	818,543	190,434	488,242	520,735	8,638,990	31,620	689,124	2,748,177
MML Mid Cap Value Fund, Initial Class	1,183,681	210,884	587,453	807,112	11,017,081	246,337	523,249	2,491,867
MML PIMCO Total Return Fund, Class II	5,253,197	2,056,442	1,219,881	6,089,758	62,968,097	1,221,955	534,910	589,341
MML Short-Duration Bond Fund, Class II	3,159,118	1,223,906	1,140,802	3,242,222	32,227,686	657,999	161,930	34,221
MML Small Cap Growth Equity Fund, Initial Class	252,717	66,873	102,833	216,757	4,943,592	-	263,398	389,104
MML Small Company Value Fund, Class II	343,864	68,529	150,100	262,293	6,263,545	78,550	176,927	782,857
MML Small/Mid Cap Value Fund, Initial Class	-	309,760	-	309,760	4,274,708	-	-	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	-	46,584	-	46,584	3,471,015	-	-	-
Oppenheimer Global Fund/VA, Non-Service Shares*	256,904	45,056	135,596	166,364	6,797,694	110,141	-	1,503,747
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	5,672,492	1,822,677	1,466,346	6,028,823	32,435,066	1,549,497	-	408,429
Oppenheimer International Growth Fund/VA, Non-Service Shares*	3,432,563	2,387,811	1,754,684	4,065,690	10,448,823	133,110	-	1,217,785

					$468,327,505	$10,587,075	$7,383,403	$24,777,713

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,734,143	455,396	425,364	1,764,175	$30,608,439	$60,959	$2,395,814	$2,716,504
MML Equity Fund, Initial Class	286,759	6,783	293,542	-	-	-	-	1,356,849
MML Equity Income Fund, Initial Class	2,381,784	363,256	444,553	2,300,487	30,987,557	531,484	-	2,201,080
MML Focused Equity Fund, Class II	908,339	117,181	196,102	829,418	12,972,092	-	156,917	592,336
MML Foreign Fund, Initial Class	1,472,428	686,623	471,850	1,687,201	18,930,397	344,011	-	736,425
MML Fundamental Growth Fund, Class II	1,500,939	259,205	267,886	1,492,258	21,578,057	-	16,039	478,123
MML Fundamental Value Fund, Class II	1,555,416	353,815	275,925	1,633,306	25,250,909	358,055	741,005	1,260,508
MML Global Fund, Class I	1,382,303	189,110	464,437	1,106,976	13,770,787	162,355	-	2,263,090
MML High Yield Fund, Class II	1,583,240	838,838	408,504	2,013,574	22,209,722	1,307,517	501,635	559,855
MML Income & Growth Fund, Initial Class	1,158,342	484,496	146,896	1,495,942	17,352,927	267,924	-	366,068
MML Inflation-Protected and Income Fund, Initial Class	828,180	246,463	308,236	766,407	7,932,317	140,161	179,130	314,964
MML Large Cap Growth Fund, Initial Class	1,351,817	281,629	219,708	1,413,738	20,682,984	69,978	948,129	798,077
MML Managed Bond Fund, Initial Class	7,811,503	2,683,999	838,237	9,657,265	120,124,811	3,492,901	1,222,749	497,451
MML Mid Cap Growth Fund, Initial Class	1,208,795	257,211	484,327	981,679	16,286,053	50,683	1,104,577	4,350,276
MML Mid Cap Value Fund, Initial Class	1,564,594	262,899	555,657	1,271,836	17,360,564	352,640	749,049	3,530,655
MML PIMCO Total Return Fund, Class II	4,576,444	1,954,123	441,310	6,089,257	62,962,919	1,173,866	513,860	228,629
MML Short-Duration Bond Fund, Class II	2,666,755	1,082,998	898,918	2,850,835	28,337,288	579,965	143,545	20,525
MML Small Cap Growth Equity Fund, Initial Class	411,132	91,636	158,038	344,730	7,862,294	-	452,349	939,130
MML Small Company Value Fund, Class II	554,875	97,332	292,482	359,725	8,590,235	134,939	303,936	2,341,964
MML Small/Mid Cap Value Fund, Initial Class	-	488,772	-	488,772	6,745,055	-	-	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	-	81,709	-	81,709	6,088,171	-	-	-
Oppenheimer Global Fund/VA, Non-Service Shares*	347,918	58,993	112,140	294,771	12,044,336	157,667	-	2,034,248

61

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Balanced Allocation Fund (Continued)
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	4,968,204	1,734,598	572,115	6,130,687	$32,983,095	$1,478,780	$-	$490,032
Oppenheimer International Growth Fund/VA, Non-Service Shares*	4,819,525	3,230,556	1,451,500	6,598,581	16,958,354	198,600	-	1,373,033

					$558,619,363	$10,862,485	$9,428,734	$29,449,822

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	6,918,911	2,085,868	1,140,683	7,864,096	$136,442,073	$253,318	$9,955,939	$8,646,995
MML Equity Fund, Initial Class	1,071,634	25,745	1,097,379	-	-	-	-	5,141,870
MML Equity Income Fund, Initial Class	7,955,580	1,357,114	1,080,472	8,232,222	110,888,024	1,862,042	-	5,895,412
MML Focused Equity Fund, Class II	4,192,188	577,060	804,103	3,965,145	62,014,861	-	758,707	2,528,438
MML Foreign Fund, Initial Class	5,088,664	2,994,365	1,871,306	6,211,723	69,695,529	1,312,854	-	4,066,058
MML Fundamental Growth Fund, Class II	6,076,542	1,072,877	738,560	6,410,859	92,701,022	-	68,124	1,551,127
MML Fundamental Value Fund, Class II	5,554,412	1,161,600	753,261	5,962,751	92,184,134	1,333,705	2,760,139	3,599,725
MML Global Fund, Class I	4,778,673	817,861	1,034,820	4,561,714	56,747,728	590,884	-	5,016,287
MML High Yield Fund, Class II	4,586,960	1,982,647	1,450,571	5,119,036	56,462,970	3,202,581	1,214,403	1,997,666
MML Income & Growth Fund, Initial Class	4,710,783	1,917,425	482,368	6,145,840	71,291,741	1,136,898	-	1,437,115
MML Inflation-Protected and Income Fund, Initial Class	1,999,327	718,752	541,807	2,176,272	22,524,415	384,155	482,192	480,085
MML Large Cap Growth Fund, Initial Class	5,249,301	1,246,212	601,288	5,894,225	86,232,509	285,475	3,867,890	2,257,278
MML Managed Bond Fund, Initial Class	18,881,613	8,960,775	1,067,057	26,775,331	333,053,064	9,308,338	3,201,391	602,852
MML Mid Cap Growth Fund, Initial Class	4,782,203	953,898	1,607,523	4,128,578	68,493,103	205,309	4,474,469	14,205,971
MML Mid Cap Value Fund, Initial Class	5,999,051	1,096,879	1,754,960	5,340,970	72,904,235	1,411,585	2,998,371	11,183,080
MML PIMCO Total Return Fund, Class II	11,678,662	6,267,718	610,747	17,335,633	179,250,449	3,231,505	1,414,592	311,829
MML Short-Duration Bond Fund, Class II	7,321,417	3,049,587	1,542,536	8,828,468	87,754,976	1,570,110	323,321	161,433
MML Small Cap Growth Equity Fund, Initial Class	1,971,100	491,039	1,030,738	1,431,401	32,646,106	-	2,263,519	7,432,236
MML Small Company Value Fund, Class II	2,167,001	439,474	968,940	1,637,535	39,104,334	550,130	1,239,110	8,332,628
MML Small/Mid Cap Value Fund, Initial Class	-	2,028,805	-	2,028,805	27,997,513	-	-	-
MML Strategic Emerging Markets Fund, Class II	1,404,551	2,543,646	114,507	3,833,690	39,141,976	-	-	24,811
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	-	341,296	-	341,296	25,430,025	-	-	-
Oppenheimer Global Fund/VA, Non-Service Shares*	1,347,189	256,089	689,723	913,555	37,327,841	633,078	-	12,450,515
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	12,563,439	4,735,292	900,162	16,398,569	88,224,299	3,846,143	-	934,015
Oppenheimer International Growth Fund/VA, Non-Service Shares*	15,271,227	11,984,385	4,178,699	23,076,913	59,307,667	650,138	-	2,956,871

					$1,947,820,594	$31,768,248	$35,022,167	$101,214,297

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	8,270,941	1,344,897	1,167,184	8,448,654	$146,584,147	$282,067	$11,085,857	$9,623,253
MML Equity Fund, Initial Class	1,171,340	8,089	1,179,429	-	-	-	-	6,159,508
MML Equity Income Fund, Initial Class	8,492,060	538,554	1,025,207	8,005,407	107,832,835	1,868,327	-	5,338,476
MML Focused Equity Fund, Class II	5,783,858	297,416	1,086,125	4,995,149	78,124,137	-	975,266	3,371,403
MML Foreign Fund, Initial Class	5,963,094	2,148,728	1,995,599	6,116,223	68,624,023	1,343,714	-	4,719,917
MML Fundamental Growth Fund, Class II	7,235,526	663,948	965,446	6,934,028	100,266,050	-	75,768	1,936,196
MML Fundamental Value Fund, Class II	6,072,947	665,426	898,124	5,840,249	90,290,253	1,357,034	2,808,420	4,319,723
MML Global Fund, Class I	5,219,942	308,621	826,025	4,702,538	58,499,573	602,604	-	3,847,361
MML High Yield Fund, Class II	3,179,981	632,060	1,308,699	2,503,342	27,611,867	1,686,719	647,434	1,712,204
MML Income & Growth Fund, Initial Class	4,292,548	1,006,788	486,681	4,812,655	55,826,798	927,422	-	1,088,689
MML Inflation-Protected and Income Fund, Initial Class	1,715,109	389,140	646,738	1,457,511	15,085,236	265,423	349,782	825,468
MML Large Cap Growth Fund, Initial Class	6,701,305	867,920	645,586	6,923,639	101,292,832	340,068	4,607,558	2,332,342

62

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Growth Allocation Fund (Continued)
MML Managed Bond Fund, Initial Class	11,187,058	4,176,885	853,408	14,510,535	$180,493,689	$5,241,112	$1,869,868	$135,190
MML Mid Cap Growth Fund, Initial Class	5,774,607	629,999	1,588,332	4,816,274	79,901,990	232,256	5,061,741	13,915,538
MML Mid Cap Value Fund, Initial Class	6,924,717	573,388	1,622,064	5,876,041	80,207,960	1,507,809	3,202,761	8,748,657
MML PIMCO Total Return Fund, Class II	6,671,442	2,723,298	431,475	8,963,265	92,680,155	1,708,199	747,764	228,230
MML Short-Duration Bond Fund, Class II	3,273,556	1,588,661	218,187	4,644,030	46,161,660	844,726	174,246	7,787
MML Small Cap Growth Equity Fund, Initial Class	2,683,877	331,701	1,394,610	1,620,968	36,969,580	-	2,858,096	12,756,648
MML Small Company Value Fund, Class II	2,788,574	241,709	1,331,338	1,698,945	40,570,800	655,605	1,476,681	12,036,079
MML Small/Mid Cap Value Fund, Initial Class	-	2,127,480	-	2,127,480	29,359,223	-	-	-
MML Strategic Emerging Markets Fund, Class II	2,653,796	2,362,060	281,765	4,734,091	48,335,065	-	-	59,707
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	-	365,914	-	365,914	27,264,282	-	-	-
Oppenheimer Global Fund/VA, Non-Service Shares*	1,491,976	129,926	688,691	933,211	38,131,006	665,561	-	13,516,332
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	7,505,308	2,184,441	962,494	8,727,255	46,952,633	2,150,286	-	1,111,933
Oppenheimer International Growth Fund/VA, Non-Service Shares*	17,879,589	8,805,260	3,651,847	23,033,002	59,194,815	726,850	-	3,881,723

					$1,656,260,609	$22,405,782	$35,941,242	$111,672,364

Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	568,446	177,645	104,480	641,611	$11,131,957	$21,019	$826,087	$626,477
MML Equity Fund, Initial Class	67,091	2,400	69,491	-	-	-	-	207,098
MML Equity Income Fund, Initial Class	584,899	119,437	96,876	607,460	8,182,485	138,222	-	369,967
MML Focused Equity Fund, Class II	404,507	76,735	78,839	402,403	6,293,587	-	76,235	235,912
MML Foreign Fund, Initial Class	385,468	203,225	130,532	458,161	5,140,567	94,530	-	242,828
MML Fundamental Growth Fund, Class II	488,343	120,273	74,161	534,455	7,728,218	-	5,661	137,290
MML Fundamental Value Fund, Class II	417,553	102,499	69,945	450,107	6,958,652	102,938	213,034	283,558
MML Global Fund, Class I	340,893	71,805	61,036	351,662	4,374,671	43,185	-	283,206
MML High Yield Fund, Class II	96,467	15,519	47,467	64,519	711,650	44,598	17,013	33,854
MML Income & Growth Fund, Initial Class	282,496	98,710	40,956	340,250	3,946,896	62,269	-	97,103
MML Inflation-Protected and Income Fund, Initial Class	31,669	20,808	5,343	47,134	487,835	8,254	10,551	2,361
MML Large Cap Growth Fund, Initial Class	452,979	133,433	64,009	522,403	7,642,755	25,008	338,829	234,113
MML Managed Bond Fund, Initial Class	262,637	188,909	41,382	410,164	5,101,945	135,029	45,246	540
MML Mid Cap Growth Fund, Initial Class	424,972	97,844	139,709	383,107	6,355,748	18,541	404,090	1,233,920
MML Mid Cap Value Fund, Initial Class	513,508	176,964	211,262	479,210	6,541,218	120,370	255,680	1,192,712
MML PIMCO Total Return Fund, Class II	168,148	167,285	27,833	307,600	3,180,579	54,250	23,748	19,019
MML Short-Duration Bond Fund, Class II	18,580	63,140	8,211	73,509	730,680	11,639	2,186	(1,597)
MML Small Cap Growth Equity Fund, Initial Class	202,990	54,229	119,751	137,468	3,135,245	-	234,433	841,321
MML Small Company Value Fund, Class II	204,069	48,723	113,530	139,262	3,325,587	52,088	117,320	819,372
MML Small/Mid Cap Value Fund, Initial Class	-	180,002	-	180,002	2,484,031	-	-	-
MML Strategic Emerging Markets Fund, Class II	229,855	207,733	33,117	404,471	4,129,647	-	-	(7,123)
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	-	33,228	-	33,228	2,475,837	-	-	-
Oppenheimer Global Fund/VA, Non-Service Shares*	98,206	22,243	62,307	58,142	2,375,684	46,957	-	884,986
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	180,449	77,441	30,802	227,088	1,221,734	55,050	-	299
Oppenheimer International Growth Fund/VA, Non-Service Shares*	1,224,292	818,262	304,071	1,738,483	4,467,902	50,555	-	206,848

					$108,125,110	$1,084,502	$2,570,113	$7,944,064

*	Fund advised by OFI Global Asset Management, Inc.

63

Notes to Financial Statements (Continued)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Funds’ respective transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2014

65

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2010 Since 1999	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

66

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 1996	Retired; Consultant (1999-2009).	131***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2003	Retired.	94^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 51	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	37

Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

68

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 47	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

69

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2013, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	25.29%
Balanced Allocation Fund	30.12%
Moderate Allocation Fund	46.65%
Growth Allocation Fund	42.91%
Aggressive Allocation Fund	100.00%
American Funds Growth Fund	100.00%
American Funds Core Allocation Fund	70.89%

For the year ended December 31, 2013, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Conservative Allocation Fund	$483,001
Balanced Allocation Fund	677,910
Moderate Allocation Fund	2,461,690
Growth Allocation Fund	2,742,093
Aggressive Allocation Fund	187,939
American Funds International Fund	675,765
American Funds Core Allocation Fund	748,602

70

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

71

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2013:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.13%	$1,076.30	$0.69	$1,024.80	$0.67
Service Class	1,000	0.38%	1,074.60	2.01	1,023.50	1.96
Balanced Allocation Fund
Initial Class	1,000	0.13%	1,091.50	0.69	1,024.80	0.67
Service Class	1,000	0.38%	1,090.80	2.02	1,023.50	1.96
Moderate Allocation Fund
Initial Class	1,000	0.12%	1,108.00	0.64	1,024.90	0.62
Service Class	1,000	0.37%	1,106.60	1.99	1,023.60	1.91
Growth Allocation Fund
Initial Class	1,000	0.12%	1,133.90	0.65	1,024.90	0.62
Service Class	1,000	0.37%	1,132.90	2.01	1,023.60	1.91

72

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.19%	$1,156.80	$1.04	$1,024.50	$0.98
Service Class	1,000	0.44%	1,155.90	2.42	1,023.20	2.27
American Funds Growth Fund
Service Class I**	1,000	1.05%	1,178.40	5.83	1,020.10	5.40
American Funds International Fund
Service Class I**	1,000	1.24%	1,175.50	6.87	1,019.20	6.38
American Funds Core Allocation Fund
Service Class I	1,000	0.72%	1,113.40	3.88	1,021.80	3.71

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

73

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2014 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540b    114 CRN201503-180218

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2013, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2013 and 2012 were $778,697 and $905,546, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2013 and 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2013 and 2012 were $123,000 and $133,070, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2013 and 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2013 and 2012 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2013 and 2012 were $706,057 and $4,715,550, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 2/24/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer
Date 2/24/14
By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/24/14